Filed under Rule 497(c)

File nos. 2-96408

811-04254

August 1, 2013

LEGG MASON PARTNERS INCOME TRUST

Western Asset Intermediate-Term Municipals Fund

Class A (SBLTX), Class C (SMLLX), Class FI and Class I (SBTYX)

Western Asset New Jersey Municipals Fund

Class A (SHNJX), Class B (SNJBX), Class C (SNJLX), Class FI and Class I (LNJIX)

Western Asset New York Municipals Fund

Class A (SBNYX), Class B (SMNBX), Class C (SBYLX), Class FI and Class I (SNPYX)

Western Asset Pennsylvania Municipals Fund

Class A (SBPAX), Class B (SBPBX), Class C (SPALX), Class FI and Class I (LPPIX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses for Western Asset Intermediate-Term Municipals Fund (“Intermediate-Term Municipals Fund”), Western Asset New Jersey Municipals Fund (“New Jersey Municipals Fund”), Western Asset New York Municipals Fund (“New York Municipals Fund”) and Western Asset Pennsylvania Municipals Fund (“Pennsylvania Municipals Fund” and together with Intermediate-Term Municipals Fund, New Jersey Municipals Fund and New York Municipals Fund, the “funds”), each dated August 1, 2013, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

Each fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. From October 5, 2009 to August 1, 2012, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund were known as Legg Mason Western Asset Intermediate-Term Municipals Fund, Legg Mason Western Asset New Jersey Municipals Fund, Legg Mason Western Asset New York Municipals Fund and Legg Mason Western Asset Pennsylvania Municipals Fund, respectively. Prior to October 5, 2009, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund were known as Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund, respectively.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this SAI in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the funds or their distributor. The Prospectuses and this SAI do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund are each classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Intermediate-Term Municipals Fund is classified as diversified under the 1940 Act.

Each of the funds is registered under the 1940 Act as an open-end management investment company.

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

Intermediate-Term Municipals Fund. The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

New Jersey Municipals Fund. The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

New York Municipals Fund. The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

Pennsylvania Municipals Fund. The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each of the funds.

Intermediate-Term Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax. The fund’s 80% policy may not be changed without a shareholder vote. Interest on municipal securities may be subject to the federal alternative minimum tax.

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund normally maintains an average effective maturity of between three and ten years. For purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature, such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future payments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

New Jersey Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New Jersey state personal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New York Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New York state and New York City personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Pennsylvania Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and Pennsylvania state personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by a fund. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include

“moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT, which is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”). For regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Notes and Related Instruments, below.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes

There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Custodial Receipts

Each fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments

A fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Each fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of

Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the states and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

New Jersey. New Jersey Municipals Fund intends to invest a high proportion of its assets in New Jersey municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New Jersey and the resulting impact on the State will not adversely affect the market value of New Jersey municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New Jersey municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New Jersey, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New Jersey’s credit and financial conditions, is based on information from statements of issuers of New Jersey municipal obligations, and does not purport to be complete. New Jersey Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. New York Municipals Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the State will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

Pennsylvania. Pennsylvania Municipals Fund intends to invest a high proportion of its assets in Pennsylvania municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Pennsylvania issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Pennsylvania and the resulting impact on the commonwealth will not adversely affect the market value of Pennsylvania municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the commonwealth may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Pennsylvania municipal obligations. There is no obligation on the part of the commonwealth to make payments on those securities in the event of default.

For further information concerning the economy of Pennsylvania, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of Pennsylvania’s credit and financial conditions, is based on information from statements of issuers of Pennsylvania municipal obligations, and does not purport to be complete. Pennsylvania Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories.

Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. General obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the U.S. economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The funds are not responsible for the accuracy, completeness or timeliness of this information.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 159,914 in July 2012. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2011, and more recently decreased to 11.8% in March 2012.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 105,275 in July 2012.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (“GDP”). A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and retail trade, manufacturing (petroleum refining, rum distilling, watch assembly, pharmaceuticals, textiles and electronics), construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the territory’s largest private sector employer. International business and financial services are small but growing components of the economy. The agricultural sector is small, with most of the islands’ food being imported. The islands are vulnerable to substantial damage from storms. The global economic recession affected all sectors of the economy and had a negative effect on the employment rate.

Other Debt and Fixed Income Securities

A fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

A fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

A fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of each fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and each fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as the Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

A fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is issued at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund generally accrues income on zero coupon bonds prior to the receipt of cash payments. Since each fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. Each fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). Each fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in a fund’s Prospectus, this SAI or by applicable law, each fund may purchase and sell any type of

Financial Instrument. A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by a fund.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when a fund’s Prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

•

Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

•

A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

•

A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

•

Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a fund.

•

Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on investments in illiquid securities.

•

In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains.

•

Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a fund might be in a better position had it not attempted to hedge at all.

•

Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

•

Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

•

Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•

Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

•

Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

•

Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options—Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of a fund’s portfolio. If the subadviser wishes to shorten the duration of a fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline.

If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC.

Swaps, Caps, Floors and Collars. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap. A fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps, and swaptions on credit default swap indices. (See “Options on Swaps” below.)

Each fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

A fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the fund. In such an instance, the fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. Each fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A fund may write (sell) and purchase put and call swaptions. A fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the fund is hedging its assets or its liabilities. A fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a fund’s use of options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Combined Positions. Each fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.

Turnover. A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Forward Commitments and When-Issued Securities

The funds may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Illiquid Assets

A fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and a fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, a fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to a fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Borrowings

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the subadviser’s strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the subadviser’s strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

Each fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in a fund’s Prospectus or this SAI, each fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the subadviser’s strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Even though the funds do not generally invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the funds’ investments due to the interconnected nature of the global economy and capital markets. A fund may also be susceptible to these events to the extent that the funds invest in municipal obligations with credit support by non-U.S. financial institutions.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish a fund’s investment objective in relation to anticipated movements in the general level of interest rates, but a fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, each fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing a fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 basis points if its yield goes up by 10 basis points, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 basis points if its yield goes up by 10 basis points.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Ratings as Investment Criteria

In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by a fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, a fund will treat the security as being rated in the highest rating category received from an agency.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, a fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by a fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending, although the funds may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Commodity Exchange Act Regulation

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the funds under the CEA. As a result, effective December 31, 2012, a fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a fund’s positions in such investments may not exceed 5% of the liquidation value of a fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of a fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently no fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the funds may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or the subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries or groups of industries. Each fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policies

Intermediate-Term Municipals Fund

Under normal circumstances, Intermediate-Term Municipals Fund invests at least 80% of its assets in “municipal securities.”

New Jersey Municipals Fund

Under normal circumstances, New Jersey Municipals Fund invests at least 80% of its assets in “New Jersey municipal securities.”

New York Municipals Fund

Under normal circumstances, New York Municipals Fund invests at least 80% of its assets in “New York municipal securities.”

Pennsylvania Municipals Fund

Under normal circumstances, Pennsylvania Municipals Fund invests at least 80% of its assets in “Pennsylvania municipal securities.”

For purposes of these policies, the term “assets” means net assets plus any borrowings for investment purposes. Also, the term “municipal securities” includes municipal securities that pay interest subject to the federal alternative minimum tax.

Non-Fundamental Investment Policy

Under a non-fundamental investment policy adopted by the Trust, each fund is prohibited from purchasing or otherwise acquiring any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

Intermediate-Term Municipals Fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. The fund may only change to non-diversified status with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Each of New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

PORTFOLIO TURNOVER

For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by a fund. To the extent the portfolio trading results in realization of capital gains, shareholders will receive distributions of such gains in the form of a taxable ordinary or capital gain dividend.

Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended March 31, 2012 and March 31, 2013, each fund’s portfolio turnover rates were as follows:

Fund	2012 (%)	2013 (%)
Intermediate-Term Municipals Fund	15	7
New Jersey Municipals Fund	5	10
New York Municipals Fund	8	11
Pennsylvania Municipals Fund	11	10

MANAGEMENT

The business and affairs of the funds are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds (an “Independent Trustee”)) is c/o Kenneth D. Fuller, 100 International Drive, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the funds is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Independent Trustees#:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	52	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)	52	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	52	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	52	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)	52	None

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	52	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Diana R. Harrington Born 1940	Trustee and Chair of the Board	Since 1992 (Chair of the Board since 2013)	Babson Distinguished Professor of Finance, Babson College (since 1992)	52	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)	52	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	52	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Alan G. Merten Born 1941	Trustee	Since 1990	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)	52	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	52	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee and Officer:
Kenneth D. Fuller† Born 1958	Trustee, President and Chief Executive Officer	Since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (formerly a registered investment adviser); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President—Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).	151	None

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a) (19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Fuller is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:
Ted P. Becker Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Vanessa A. Williams Born 1979 100 First Stamford Place 6th Floor Stamford, CT 06902	Chief Anti- Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (since 2002)

Richard F. Sennett Born 1970 100 International Drive 5th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
James Crowley Born 1966 620 Eighth Avenue 49th Floor New York, NY 10018	Treasurer	Since 2011	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each of the Trustees, except for Mr. Fuller, previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act. Mr. Fuller was selected to join the Board based upon the following: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and his status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Independent Trustees’ service on the board of the applicable predecessor fund. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Dr. Cocanougher, academic leadership experience and background in business and finance and experience as a board member of various business and non-profit organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Mr. Fuller, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities and another investment advisory firm. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Fuller is an interested person of the funds. Independent Trustees constitute more than 75% of the Board. Dr. Harrington serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including each fund’s subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the funds in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, each fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 5 times during the funds’ fiscal year ended March 31, 2013. Each of the Audit, Governance and Performance Committees met 4 times during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2012, except for Mr. Fuller, for whom the information is shown as of March 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in Intermediate- Term Municipals Fund ($)	Dollar Range of Equity Securities in New Jersey Municipals Fund ($)	Dollar Range of Equity Securities in New York Municipals Fund ($)	Dollar Range of Equity Securities in Pennsylvania Municipals Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None	None	None	None
A. Benton Cocanougher	None	None	None	None	Over 100,000
Jane F. Dasher	None	None	None	None	10,001-50,000
Mark T. Finn	None	None	None	None	Over 100,000
Stephen Randolph Gross	None	None	None	None	None
Richard E. Hanson, Jr.	None	None	None	None	Over 100,000
Diana R. Harrington	None	None	None	None	Over 100,000
Susan M. Heilbron	None	None	None	None	Over 100,000
Susan B. Kerley	None	None	None	None	Over 100,000
Alan G. Merten	None	None	None	None	Over 100,000
R. Richardson Pettit	None	None	None	None	Over 100,000

Interested Trustee:
Kenneth D. Fuller	None	None	None	None	Over 100,000

As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Fuller, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and, prior to January 1, 2013, $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. Effective January 1, 2013, each fund pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of $1,500 for certain telephonic Board and committee meetings in which that Trustee participates. Each of the Chairs of the Audit Committee and Performance Committee receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

Information regarding compensation paid to the Trustees is shown below:

	Aggregate Compensation for Fiscal Year Ended March 31, 2013				Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended March 31, 2013(2) ($)	Total Compensation from the Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2012 ($)	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended March 31, 2013
Name of Trustee	Intermediate- Term Municipals Fund ($)	New Jersey Municipals Fund ($)	New York Municipals Fund ($)	Pennsylvania Municipals Fund ($)
Independent Trustees:
Elliott J. Berv	4,226	516	1,497	442	None	250,000	52
A. Benton Cocanougher	4,226	516	1,497	442	None	250,000	52
Jane F. Dasher	4,226	516	1,497	442	None	250,000	52
Mark T. Finn	4,226	516	1,497	442	None	250,000	52
Stephen Randolph Gross	4,226	516	1,497	442	None	250,000	52
Richard E. Hanson, Jr	4,226	516	1,497	442	None	250,000	52
Diana R. Harrington	4,478	547	1,587	468	None	265,000	52
Susan M. Heilbron	4,226	516	1,497	442	None	250,000	52
Susan B. Kerley	4,226	516	1,497	442	None	250,000	52
Alan G. Merten	4,729	577	1,676	495	None	280,000	52
R. Richardson Pettit	4,478	547	1,587	468	None	265,000	52

Interested Trustee:
Jay R. Gerken(1)	None	None	None	None	None	None	162
Kenneth D. Fuller(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Mr. Gerken retired as a Trustee effective May 31, 2013, and Mr. Fuller became a Trustee effective June 1, 2013. Mr. Gerken was not compensated for his services as a Trustee, and Mr. Fuller will not be compensated for such services, because of their affiliations with the manager.
(2)

Pursuant to prior retirement plans, the funds made payments to former trustees for the fiscal year ended March 31, 2013 of $3,688, $1,081, $3,918 and $386 for Intermediate Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund, respectively.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

As of July 5, 2013, the Trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of each class of each fund.

To the knowledge of the funds, as of July 5, 2013, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the applicable class of each fund:

Fund/Class	Name and Address	Percent of Class (%)
Intermediate-Term Municipals Fund

A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	49.05

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	22.86

A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.42

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	36.69

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.81

C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	11.06

C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.93

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.10

Fund/Class	Name and Address	Percent of Class (%)
I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	61.55

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9.37

New Jersey Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	43.74

A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.45

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.88

A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.39

A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.09

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.66

B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	31.81

Fund/Class	Name and Address	Percent of Class (%)
B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	16.98

B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	16.51

B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.10

B	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	6.14

B	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.25

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	34.66

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	23.45

C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	16.06

C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.08

Fund/Class	Name and Address	Percent of Class (%)
I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	51.93

I	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	18.20

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	12.38

I	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	10.31

New York Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	41.58

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	22.37

A	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8.52

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.37

B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	20.39

B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	18.79

Fund/Class	Name and Address	Percent of Class (%)
B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	13.47

B	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	11.90

B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7.75

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	32.90

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	19.80

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	17.29

C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.72

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	31.90

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	16.20

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	15.88

Fund/Class	Name and Address	Percent of Class (%)
I	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.36

Pennsylvania Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	37.86

A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.84

A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	7.44

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	6.94

A	JANNEY MONTGOMERY SCOTT LLC FOR THE BENEFIT OF CUSTOMERS 1717 ARCH STREET PHILADELPHIA PA 19103-2713	5.96

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.37

B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	18.71

B	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	17.46

Fund/Class	Name and Address	Percent of Class (%)
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	12.84

B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	11.67

B	JANNEY MONTGOMERY SCOTT LLC FOR THE BENEFIT OF CUSTOMERS 1717 ARCH STREET PHILADELPHIA PA 19103-2713	7.03

C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	23.88

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	20.05

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	16.89

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.44

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.20

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	28.93

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	26.31

Fund/Class	Name and Address	Percent of Class (%)
I	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	19.13

I	JANNEY MONTGOMERY SCOTT LLC FOR THE BENEFIT OF CUSTOMERS 1717 ARCH STREET PHILADELPHIA PA 19103-2713	12.06

I	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.48

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, the manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Fund	Average Daily Net Assets ($)	Fee Rate (of average daily net assets) (%)
Intermediate-Term Municipals Fund	N/A	0.50
New Jersey Municipals Fund	First 500 million	0.50
	Over 500 million	0.48
New York Municipals Fund	N/A	0.50
Pennsylvania Municipals Fund	N/A	0.45

For the periods below, the funds paid investment management fees to the manager as follows:

Fund	Fiscal Year Ended March 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (after waivers/expense reimbursements) ($)
Intermediate-Term Municipals Fund	2011	11,840,698	0	11,840,698
	2012	12,423,339	0	12,423,339
	2013	15,241,286	(149,537)	15,091,749
New Jersey Municipals Fund	2011	1,703,674	(1,805)	1,701,869
	2012	1,635,929	(4,031)	1,631,898
	2013	1,856,240	(13,663)	1,842,577
New York Municipals Fund	2011	4,846,645	0	4,846,645
	2012	4,698,482	0	4,698,482
	2013	5,368,836	(10,369)	5,358,467
Pennsylvania Municipals Fund	2011	1,243,673	(376)	1,243,297
	2012	1,242,193	0	1,242,193
	2013	1,430,873	(3,609)	1,427,264

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides investment research, advice, management and supervision; furnishes a continuous investment program consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements.

Investment Professionals

The following tables set forth additional information with respect to the investment professionals responsible for the day-to-day management of the funds. Unless noted otherwise, all information is provided as of March 31, 2013.

Other Accounts Managed by Investment Professionals

The table below identifies, for each investment professional, the number of accounts (other than the fund with respect to which information is provided) for which the investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Intermediate-Term Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Stephen A. Walsh*	Registered investment companies	101	190.5	None	None
	Other pooled investment vehicles	234	96.5	6	0.99
	Other accounts	710	169.4	59	15.4

Robert E. Amodeo	Registered investment companies	21	16.8	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	22	3.1	None	None

David T. Fare	Registered investment companies	16	14.3	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	9	1.2	None	None

Dennis J. McNamara	Registered investment companies	34	144.7	None	None
	Other pooled investment vehicles	26	10.1	None	None
	Other accounts	143	49.2	8	1.4

S. Kenneth Leech*	Registered investment companies	10	3.1	None	None
	Other pooled investment vehicles	24	12.0	1	0.13
	Other accounts	47	18.1	6	2.9

*	It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

New Jersey Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Stephen A. Walsh*	Registered investment companies	101	193.2	None	None
	Other pooled investment vehicles	234	96.5	6	0.99
	Other accounts	710	169.4	59	15.4

Robert E. Amodeo	Registered investment companies	21	19.6	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	22	3.1	None	None

David T. Fare	Registered investment companies	16	17.0	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	9	1.2	None	None

Dennis J. McNamara	Registered investment companies	34	147.4	None	None
	Other pooled investment vehicles	26	10.1	None	None
	Other accounts	143	49.2	8	1.4

S. Kenneth Leech*	Registered investment companies	10	3.1	None	None
	Other pooled investment vehicles	24	12.0	1	0.13
	Other accounts	47	18.1	6	2.9

*	It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

New York Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Stephen A. Walsh*	Registered investment companies	101	192.5	None	None
	Other pooled investment vehicles	234	96.5	6	0.99
	Other accounts	710	169.4	59	15.4

Robert E. Amodeo	Registered investment companies	21	18.9	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	22	3.1	None	None

David T. Fare	Registered investment companies	16	16.3	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	9	1.2	None	None

Dennis J. McNamara	Registered investment companies	34	146.7	None	None
	Other pooled investment vehicles	26	10.1	None	None
	Other accounts	143	49.2	8	1.4

S. Kenneth Leech*	Registered investment companies	10	3.1	None	None
	Other pooled investment vehicles	24	12.0	1	0.13
	Other accounts	47	18.1	6	2.9

*	It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

Pennsylvania Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Stephen A. Walsh*	Registered investment companies	101	193.3	None	None
	Other pooled investment vehicles	234	96.5	6	0.99
	Other accounts	710	169.4	59	15.4

Robert E. Amodeo	Registered investment companies	21	19.6	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	22	3.1	None	None

David T. Fare	Registered investment companies	16	17.0	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	9	1.2	None	None

Dennis J. McNamara	Registered investment companies	34	147.5	None	None
	Other pooled investment vehicles	26	10.1	None	None
	Other accounts	143	49.2	8	1.4

S. Kenneth Leech*	Registered investment companies	10	3.1	None	None
	Other pooled investment vehicles	24	12.0	1	0.13
	Other accounts	47	18.1	6	2.9

*	It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

Investment Professional Compensation

With respect to the compensation of the fund’s investment professionals, thethe subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and

5 years having a larger emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The manager, subadviser and investment professionals have interests which conflict with the interests of the funds. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the funds will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadvisers with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or a subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies ownership of portfolio securities by each investment professional responsible for the day-to-day management of the funds as of March 31, 2013.

Intermediate-Term Municipals Fund

Investment Professional	Dollar Range of Ownership of Securities ($)
Stephen A. Walsh*	Over 1 million
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None
S. Kenneth Leech*	None

*	It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

New Jersey Municipals Fund

Investment Professional	Dollar Range of Ownership of Securities ($)
Stephen A. Walsh*	None
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None
S. Kenneth Leech*	None

*	It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

New York Municipals Fund

Investment Professional	Dollar Range of Ownership of Securities ($)
Stephen A. Walsh*	None
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None
S. Kenneth Leech*	None

*	It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

Pennsylvania Municipals Fund

Investment Professional	Dollar Range of Ownership of Securities ($)
Stephen A. Walsh*	None
Robert E. Amodeo	None
David T. Fare	None
Dennis J. McNamara	None
S. Kenneth Leech*	None

*	It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in a fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

In order to implement an expense limitation, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the relevant fund, in the class’ total annual operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in each fund’s Prospectus.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from a fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by a fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in a fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with a fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by a fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for a fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of a fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for a fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

A fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, a fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of a fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, each fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of a fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from a fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of a fund.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds or a managed account strategy of which a fund is part. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fund	Class	Fee (%)
Intermediate-Term Municipals Fund	A	0.15
	C	0.75
	FI	0.25

New Jersey Municipals Fund	A	0.15
	B	0.65
	C	0.70
	FI	0.25

New York Municipals Fund	A	0.15
	B	0.65
	C	0.70
	FI	0.25

Pennsylvania Municipals Fund	A	0.15
	B	0.65
	C	0.70
	FI	0.25

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the funds pursuant to the distribution plan in effect during the fiscal year ended March 31, 2013:

Fund/Class	Service and Distribution Fees Incurred ($)
Intermediate-Term Municipals Fund
Class A	2,119,457
Class C	7,568,174

New Jersey Municipals Fund
Class A	391,669
Class B	39,783
Class C	543,187

New York Municipals Fund
Class A	1,214,451
Class B	80,739
Class C	1,039,946

Pennsylvania Municipals Fund
Class A	265,782
Class B	24,828
Class C	719,526

No information is presented for Class FI shares because no Class FI shares were outstanding during the fiscal year ended March 31, 2013.

For the fiscal year ended March 31, 2013, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)
Intermediate-Term Municipals Fund
Class A	2,119,457	0	1,911,895	5,465	4,036,817
Class C	7,533,020	15,511	1,626,075	3,660	9,178,266

New Jersey Municipals Fund
Class A	391,669	0	172,075	1,592	565,336
Class B	13,860	1,325	1,495	48	16,728
Class C	425,081	53,571	63,822	435	542,909

New York Municipals Fund
Class A	1,214,451	0	728,273	1,104	1,943,828
Class B	32,416	2,402	3,840	22	38,680
Class C	824,657	96,759	157,337	202	1,078,955

Pennsylvania Municipals Fund
Class A	265,781	0	138,034	702	404,517
Class B	9,605	738	1,080	21	11,444
Class C	561,489	71,561	108,979	374	742,403

No information is presented for Class FI shares because no Class FI shares were outstanding during the fiscal year ended March 31, 2013.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amount of initial sales charge on Class A shares and the amounts retained by the distributor were as follows:

Class A Shares

Fund	Total Commissions ($)	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund
2013	1,346,405	137,696
2012	756,474	72,641
2011	1,250,684	68,852

New Jersey Municipals Fund
2013	461,499	51,867
2012	393,992	34,011
2011	493,964	48,890

Fund	Total Commissions ($)	Amounts Retained by Distributor ($)
New York Municipals Fund
2013	1,413,367	146,177
2012	1,593,669	60,234
2011	1,464,378	132,231

Pennsylvania Municipals Fund
2013	432,276	41,747
2012	351,277	29,500
2011	457,736	50,074

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A, Class B and Class C shares received and retained by the distributor were as follows:

Class A Shares

For the fiscal year ended March 31:	LMIS ($)
Intermediate-Term Municipals Fund
2013	40,494
2012	44,000
2011	134,000

New Jersey Municipals Fund
2013	0
2012	27,000
2011	18,000

New York Municipals Fund
2013	4,043
2012	13,000
2011	44,000

Pennsylvania Municipals Fund
2013	0
2012	0
2011	0

Class B Shares

For the fiscal year ended March 31:	LMIS ($)
New Jersey Municipals Fund
2013	7,922
2012	14,000
2011	6,000

New York Municipals Fund
2013	14,818
2012	25,000
2011	26,000

For the fiscal year ended March 31:	LMIS ($)
Pennsylvania Municipals Fund
2013	4,246
2012	15,000
2011	5,000

Class C Shares

For the fiscal year ended March 31:	LMIS ($)
Intermediate-Term Municipals Fund
2013	0	*
2012	0	*
2011	1,000

New Jersey Municipals Fund
2013	6,045
2012	5,000
2011	11,000

New York Municipals Fund
2013	15,621
2012	14,000
2011	48,000

Pennsylvania Municipals Fund
2013	20,692
2012	15,000
2011	25,000

*	Amount represents less than $1,000.

Custodian and Transfer Agents

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS” or the “transfer agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the funds’ transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

BNY Mellon Asset Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY, BNY maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the funds.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending March 31, 2014.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict, of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser, and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the funds. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and a fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

Each subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix F to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1-877-721-1926, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in each fund’s Prospectus.

The distributor and Service Agents may receive a portion of the sales charge as described in a fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 ($500,000 for Intermediate-Term Municipals Fund) or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% (0.50% for Intermediate-Term Municipals Fund) on redemptions made within 18 months of purchase. For additional information regarding waivers of contingent deferred sales charges, see “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Class B Shares. The funds no longer offer Class B shares for purchase by new or existing investors. You may continue to hold those shares; but you may not add to your Class B share position except through dividend reinvestment. Class B shares are also available for incoming exchanges. Class B shares are issued at net asset value with no initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions (except that no contingent deferred sales charge is payable with respect to Class C shares of Intermediate-Term Municipals Fund). See “Contingent Deferred Sales Charge Provisions.”

Class FI and Class I Shares. Class FI and Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

The following persons are eligible to purchase Class I shares of a fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see each fund’s Prospectus.

Systematic Investment Plan

Shareholders may purchase additional Class A and Class C shares of a fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see each fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a Service Agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of a fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts (or, in the case of Intermediate-Term Municipals Fund, the first three Asset Level Goal amounts), as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares, as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the

Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares (other than Class C shares of Intermediate-Term Municipals Fund); and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. The funds no longer offer Class B shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares (other than Class A shares of Intermediate-Term Municipals Fund) that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. Class A shares of Intermediate-Term Municipals Fund that are contingent deferred sales charge shares are subject to a 0.50% contingent deferred sales charge if redeemed within 18 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in each fund’s Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; and (f) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value (“NAV”) per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund, based on the NAV of a share of each fund as of March 31, 2013:

Intermediate-Term Municipals Fund

Class A (based on a NAV of $6.80 and a maximum initial sales charge of 2.25%)	$6.96

New Jersey Municipals Fund

Class A (based on a NAV of $13.34 and a maximum initial sales charge of 4.25%)	$13.93

New York Municipals Fund

Class A (based on a NAV of $14.24 and a maximum initial sales charge of 4.25%)	$14.87

Pennsylvania Municipals Fund

Class A (based on a NAV of $13.52 and a maximum initial sales charge of 4.25%)	$14.12

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in each fund’s Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class FI or Class I shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market price of those securities will be subject to fluctuation until they are sold.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class C shares of Intermediate-Term Municipals Fund may be exchanged for Class C shares of an equity or long-term fixed-income fund sold by the distributor, and such exchange will be subject to the contingent deferred sales charge of the fund into which the exchange is made. Such contingent deferred sales charge will be measured from the date of the exchange.

The funds no longer offer Class B shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see each fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, a subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund and/or the other accounts over which a subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to a subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of a subadviser’s other clients. Investment decisions for a fund and for a subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, investment professionals and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended March 31, 2013, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2010, the funds paid aggregate brokerage commissions for portfolio transactions (including commissions on derivatives transactions) as set out below:

Fund	Aggregate Brokerage Commissions Paid ($)
Intermediate-Term Municipals Fund
2013	27,762
2012	7,092
2011	74,636

New Jersey Municipals Fund
2013	3,374
2012	1,151
2011	4,875

New York Municipals Fund
2013	9,861
2012	3,783
2011	11,375

Pennsylvania Municipals Fund
2013	2,938
2012	917
2011	1,950

LMIS is an underwriter of the fund under the 1940 Act. For the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2010, no fund paid any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended March 31, 2013, no fund held securities issued by the fund’s regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

Each fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of June 30, 2013, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
eVestment Alliance	Quarterly	8-10 Days after Quarter-End
Bloomberg L.P.	Daily	None
Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End
Morningstar	Daily	None

Recipient	Frequency	Delay Before Dissemination
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None
The Northern Trust Company	Daily	None
Middle Office Solutions, LLC	Daily	None
NaviSite, Inc.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Bloomberg AIM	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Thomson Reuters	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
LightPORT InvestCloud	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan Associates	Quarterly	Sent 8-10 Days after Quarter-End
Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End
Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End
Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End
Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End
Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Quantitative Services Group	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End
Broadridge	Daily	None

Recipient	Frequency	Delay Before Dissemination
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End
Interactive Data Corp	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days
DST International plc (DSTi)	Daily	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the applicable fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The funds anticipate that they will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

A fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more than one year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Capital Loss Carryforwards. On March 31, 2013, the unused capital loss carryforwards of the funds were as follows:

Fund	Capital Loss Carryforwards ($)
Intermediate-Term Municipals Fund	81,305,643
New Jersey Municipals Fund	4,844,041
New York Municipals Fund	3,776,755
Pennsylvania Municipals Fund	1,938,246

For U.S. Federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by a fund prior to the expiration of the carryforwards. Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit, and such carryforwards must be fully utilized before a fund will be permitted to utilize any carryforward of Pre-2011 Losses.

Those carryforwards are as follows:

Intermediate-Term Municipals Fund

Expiration Date	Amount of Capital Loss Carryforward ($)
2014	4,311,329
2015	283,837
2018	20,981,898
2019	46,830,604
No Expiration (Post - 2010 Losses)	8,897,975

New Jersey Municipals Fund

Expiration Date	Amount of Capital Loss Carryforward ($)
2014	253,246
2018	1,491,242
2019	2,156,556
No Expiration (Post - 2010 Losses)	942,997

New York Municipals Fund

Expiration Date	Amount of Capital Loss Carryforward ($)
2014	16,935
2019	3,759,820

Pennsylvania Municipals Fund

Expiration Date	Amount of Capital Loss Carryforward ($)
2018	343,827
2019	1,139,822
No Expiration (Post - 2010 Losses)	454,597

Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, that fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Other distributions from a fund’s net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Dividends and distributions from a fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The funds do not anticipate that any of their dividends paid will qualify for the dividends-received deduction for corporate shareholders. The funds also do not expect any distributions to be treated as “qualified dividend income,” which is taxable to noncorporate shareholders at reduced rates.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s tax basis in the shares so received will be equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of a fund (other than the Intermediate-Term Municipals Fund) and if such shares are held by the shareholder for six months or less, then any loss on the sale or exchange of such shares may, to the extent of the exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal “branch profits” tax or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares in a fund, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. The deductibility of that fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. Each fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, a fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide such fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders of each fund will receive, if appropriate, various written notices after the close of that fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by that fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the

non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds.

For fund taxable years beginning before January 1, 2014, the 30% withholding tax also will not apply to dividends that a fund reports as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if a fund reports a payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the fund will be required to withhold 30% of certain ordinary dividends it pays after December 31, 2013, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The IRS has indicated that an FFI that is subject to the information sharing requirement will need to ensure that it will be identified as FATCA-compliant in sufficient time to allow the fund to refrain from withholding beginning on January 1, 2014. A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

State Tax Information

Dividends paid by a fund that are attributable to interest on U.S. government securities may be exempt from certain state and local income taxes. You should consult your tax advisor concerning the portion of fund dividends that may qualify for such an exemption.

New Jersey State Taxes. So long as the New Jersey Municipals Fund holds New Jersey municipal obligations that constitute not less than 80% of the aggregate principal amount of the fund’s investments, distributions by the fund that are derived from interest on New Jersey municipal securities or from gain on the sale of municipal securities issued by New Jersey issuers will be exempt from New Jersey personal income tax. Distributions attributable to interest earned by the fund on U.S. government securities will also be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry shares of the New Jersey Municipals Fund generally is not deductible for New Jersey income tax purposes. All distributions by the fund to a corporate shareholder will generally be subject to New Jersey Corporation Business Tax. The foregoing is only a brief summary of the New Jersey tax considerations generally affecting the New Jersey Municipals Fund and its shareholders who are New Jersey residents. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

New York State and City Taxes. New York resident shareholders of the New York Municipals Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends from the fund attributable to interest on New York municipal securities. The New York Municipals Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the state of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Municipals Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Pennsylvania State Taxes. Exempt-interest dividends distributed by the Pennsylvania Municipals Fund will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the fund from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates. The foregoing is only a brief summary of the Pennsylvania tax considerations generally affecting the Pennsylvania Municipals Fund and its shareholders that are subject to Pennsylvania taxation. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the “Trust”) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Prior thereto, each fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to the reorganization of each fund as a series of Legg Mason Partners Income Funds, each fund (other than New Jersey Municipals Fund) was a series of Legg Mason Partners Municipal Funds, a Massachusetts business trust. Prior to reorganization as a series of Legg Mason Partners Income Funds, New Jersey Municipals Fund was a Maryland corporation.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

LEGAL MATTERS

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matter may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of March 31, 2013, Statement of Operations for the year ended March 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended March 31, 2013, Financial Highlights for each of the years in the five-year period ended March 31, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (filed on May 28, 2013; Accession Number 0001193125-13-237659 with respect to Intermediate-Term Municipals Fund; 0001193125-13-237676 with respect to New Jersey Municipals Fund; 0001193125-13-237402 with respect to New York Municipals Fund; and 0001193125-13-237621 with respect to Pennsylvania Municipals Fund).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. “B” ratings indicate that material credit risk is present.

CCC—Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. “CCC” ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. “CC” ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. “C” ratings indicate that default appears imminent or inevitable.

D—Default. “D” ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—“Imminent” default, categorized under “C,” typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to “D.”

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B.”

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC,” “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC,” “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected,” alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF.”

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD.”

APPENDIX B

ADDITIONAL INFORMATION CONCERNING NEW JERSEY MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the state of New Jersey (“New Jersey” or the “State”). The sources of payment for New Jersey municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of New Jersey bond issues, the most recent such official statement being dated May 1, 2013 and containing financial and other information dated March 27, 2013. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New Jersey issuer.

GENERAL INFORMATION

New Jersey is the eleventh largest state in population and the fifth smallest in land area. According to the United States Bureau of the Census, the population of New Jersey was 7,730,188 in 1990, 8,414,350 in 2000 and 8,791,894 in 2010 and was estimated to be 8,864,590 in 2012. With an average of 1,196 persons per square mile, per the 2010 Census, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, D.C., and which includes over one-fifth of the country’s population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation augment the air, land and water transportation complex which has influenced much of the State’s economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine’s top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic Ocean on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.

New Jersey’s population grew rapidly in the years following World War II, before slowing to an annual rate of growth of 0.27% in the 1970s. Between 1980 and 1990, the annual rate of growth rose to 0.49% and between 1990 and 2000, accelerated to 0.85%, but was only 0.44% between 2000 and 2010. While this rate of growth is less than that of the United States, it compares favorably with other Middle Atlantic states. New York’s population grew at an annual rate of 0.31 % from 2000 to 2010 and Pennsylvania’s population grew at a rate of 0.28% per year during the same period.

The increase in the State’s total population during recent decades masks the redistribution of population within the State. There has been a significant shift from the northeastern industrial areas toward the coastal counties of Atlantic, Ocean and Monmouth, and toward the central New Jersey counties of Hunterdon, Somerset and Middlesex.

ECONOMIC OUTLOOK

According to information released by the New Jersey Department of Labor and Workforce Development on March 18, 2013, payroll employment in 2012 averaged 1.3% higher than in 2011, which was the largest percentage gain since 2000.

As of January 2013, the State estimated payroll employment to be 3.935 million, which was 1.5% (+58,300) higher than the level of payroll employment as of January 2012. During the twelve month period ending in January 2013, the State estimated that jobs were created in professional and business services (+18,100), trade, transportation and utilities (+14,000), education and health (+13,200 jobs), the public sector (+7,200), leisure and hospitality services (+2,400), and manufacturing (+700), while jobs were lost in information services (-2,300) and construction (-1,200).

As of March 27, 2013, the State’s unemployment rate rose over the past year, increasing from 9.2% in January 2012 to 9.5% in January 2013. Employment gains by residents of the State have been more than offset by increases in the State’s workforce. The State’s labor force increased 1.8% from January 2012 to January 2013, substantially higher than the national gain of 0.8%. The increase in the State’s workforce may reflect the improved job situation in the State, as previously discouraged persons started or resumed actively seeking employment.

According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated March 27, 2013, New Jersey’s personal income rose 4.2% over the twelve month period ending in the fourth quarter of 2012. This increase in personal income was smaller than the 4.9% increase reported for the nation as a whole over the same period. Personal income earned by New Jersey residents in the fourth quarter was noticeably boosted by large payments of dividends and bonus payments disbursed to finance industry workers.

According to the February 2013 New Jersey economic forecasts from Global Insight and Moody’s Economy.com, growth in personal income for New Jersey residents is expected to continue through 2013 and 2014 at rates higher than those seen over the course of 2012.

As of March 27, 2013, the housing sector had started to recover, though levels of activity remain low. Nearly 18,000 permits were granted in 2012. While this is a low number by historic standards, it represented a very large increase of approximately 39% from 2011. The New Jersey Association of Realtors reports that home resales in the State in 2012 were 11.7% higher than in 2011. Growth in housing activity is anticipated to continue, as reduced prices, low mortgage rates, and higher rental costs have increased the attractiveness of homeownership. However, the significant number of foreclosed properties in the market is expected to temper the recovery in the housing sector. The auto sector had continued to improve, with new motor vehicle sales rising 8.7% in 2012 to their highest level since 2008.

Super Storm Sandy made landfall in New Jersey on October 29, 2012, resulting in widespread power outages and a temporary cessation in normal business activity throughout much of the State. The United States Commerce Department, Bureau of Economic Analysis, reported on January 31, 2013, that Super Storm Sandy is estimated to have resulted in $44.4 billion in damage to public and private property in the affected areas of the nation; other reports suggest that the overwhelming majority of this damage was in New York and New Jersey. This estimate does not include damage to personal possessions, any incremental cost of rebuilding, immediate losses to businesses from interruptions to activity, or costs incurred in the course of cleanup and restoration of activity. The United States Commerce Department, Bureau of Economic Analysis, in its March 27, 2013 personal income release, also estimated that interruptions to activity caused by Super Storm Sandy depressed wages paid in New Jersey in the fourth quarter of 2012 by 0.7%, or approximately $400 million (aggregate wages paid in the State for all of 2012 amounted to $227.4 billion). The State believes that immediate losses in sectors such as retailing appear to have been largely if not totally recovered, and it believes that rebuilding activity will largely offset any longer-term negative economic impacts. The State expects Super Storm Sandy to have significant long-term effects on individual regions and industries in the State, most notably those along the Jersey Shore.

Economic conditions in New Jersey and the nation were expected to improve from the low levels reached in the 2008-2009 recession. This improvement has been manifested in the expansion of consumer and capital spending, and has resulted in increased employment. As of March 27, 2013, the housing market had started to improve. In the domestic U.S. economic environment, as of March 27, 2013, there was the potential for spending growth to further improve, which could lead to declines in unemployment and further gains in employment, income and wealth. However, ongoing problems in European economies have led to a renewed recession in continental Europe and have created risks for U.S. exporters, financial markets and institutions. As of March 27, 2013, cuts in federal spending, and hikes in federal taxes, along with continued conflict over federal tax and spending policy had not only drained some spending power but had also likely elevated household and business uncertainty, further inhibiting economic expansion. Finally, tensions with Iran had the potential to boost energy prices and dampen household spending power.

The March 2013 projections of the Federal Reserve System’s Federal Open Market Committee members and participants anticipated national economic growth over the course of 2013 and 2014 to gradually improve relative to the rates of growth seen in 2012. New Jersey’s economy was expected to expand in 2013 and 2014 at a rate approximately in line with national trends, with employment levels projected to continue to rise, and unemployment to move down gradually, though the unemployment rate was anticipated to remain above the national average, in reflection of the strong rebound in the size of the State’s workforce. As of March 27, 2013, inflation rates have continued to be low, reflecting continuing high rates of unemployment. The State anticipates that Federal Reserve policies will not provoke a substantial rise in the underlying rate of inflation, though, as was the case a number of times in recent years, increases in energy, food, and other commodity prices may lead to short periods in which aggregate price indexes rise noticeably. The January 30, 2013 statement of the Federal Open Market Committee indicated that most members and participants do not expect to start contemplating increases in interest rates until the national unemployment rate falls under 6-1/2%, unless inflation rates are substantially higher than anticipated, reinforce the Federal Reserve’s commitment to supporting national economic growth.

The economic outlook is considered to hinge on the success of supportive national fiscal and monetary policies. Availability of credit, stability in the financial markets, and continued improvement in consumer and business confidence are considered critical factors necessary for the continuation of the economic turnaround nationally and in New Jersey. As of March 27, 2013, the State noted that New Jersey and the nation may experience some near-term deterioration in growth and the expected pace of economic expansion may decline if consumers, investors, and businesses are negatively affected by concerns regarding long term federal budget sustainability, the implementation of any actions directed at near-term cuts in federal spending or increases in taxes, the impact of federal health care reform on business costs, lack of credit availability, U.S. and international financial market stresses, any slowdown in the pace of global economic recovery, and geopolitical tensions, particularly those which lead to any substantial restrictions on energy supplies from the Middle East. To a large extent, the future direction of the economy nationally and in the State is considered to hinge on the assumptions regarding the strength of the economic recovery, energy prices, and stability in the financial markets.

STATE FINANCES AND CONSTITUTIONAL LIMITATIONS

Budget Limitations

The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor (Article VIII, Sec. 2, para. 2).

Debt Limitations

The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional provision does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).

The Debt Limitation Clause of the New Jersey Constitution was amended by the voters on November 4, 2008. The amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The constitutional amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

New Jersey’s Budget and Appropriation System

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2013” refers to the State’s fiscal year beginning July 1, 2012 and ending June 30, 2013.

Pursuant to Article VIII, Section II, para. 2 of the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriations law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

New Jersey’s budget process is comprehensive and inclusive, involving every department and agency in the Executive Branch, the Legislature, the Judicial Branch, and through a series of public hearings, the citizens of the State. The budget process begins in the summer prior to the following fiscal year with preliminary projections of revenues and expenditures, which are the basis for development of budget targets for each branch, department and agency. Individual departments and agencies are required to prepare a funding plan or strategy for operating within the established target in the following fiscal year, which funding plan or strategy includes an analysis of the costs, benefits and priorities of every program. The funding plans and strategies are the foundations for revenue and spending decisions that are ultimately incorporated into the Governor’s Budget Message.

The New Jersey Statutes contain provisions concerning the budget and appropriation system. On or before October 1 in each year, each Department, Board, Commission, Office or other Agency of the State must file with the Director of the Division of Budget and Accounting in the New Jersey Department of the Treasury (the “Budget Director”) a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. The Budget Director may hold hearings, open to the public, during the months of October, November and December and review the budget requests with the agency heads. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with his or her findings, comments and recommendations, to the Governor. It is then the responsibility of the Governor to examine and consider all requests and formulate his or her budget recommendations.

The Governor’s budget message (the “Governor’s Budget Message”) is presented by the Governor during an appearance before a joint session of the State Legislature which, by law, is convened on a date on or before the fourth Tuesday in February in each year. The Governor’s Budget Message must include the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency (N.J.S.A. 52:27B-20). The financial program included in the Governor’s Budget Message is then subject to a process of legislative committee review. As part of such review, testimony is given by a number of parties. The Office of Legislative Services, which is an agency of the State Legislature, generally provides its own estimates of anticipated revenues which may be higher or lower than those included in the Governor’s Budget Message and the State Treasurer generally provides an updated statement of anticipated revenues in May of each year which may increase or decrease the amounts included in the Governor’s Budget Message. In addition, various parties may release their own estimates of anticipated revenues and recommended expenditures to the media. After completion of the legislative committee review process, the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submission, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of his or her line-item veto power, or veto the bill in its entirety. As with any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature. The State Legislature enacts an appropriations act on an annual basis (the “Appropriations Act”) which provides the basic framework for the operation of the General Fund. In addition to anticipated revenues, the annual Appropriations Act also provides for the appropriation of non-budgeted revenue, including primarily federal funds and a portion of the Energy Tax Receipts, to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made.

During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. Under the State Constitution, no supplemental appropriation may be enacted after adoption of an Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

If a general appropriation law is not enacted prior to the July 1 deadline, under Article VIII, Section 2, para. 2 of the State Constitution, no money can be withdrawn from the State treasury. In the one case where this occurred, for Fiscal Year 2007, the Governor declared a state of emergency and mandated the orderly shutdown of State government, other than services and functions of State government directly related to the preservation and protection of human life and safety, the protection of property, the adoption of the annual Appropriations Act and such functions of the Judicial Branch as determined by the Chief Justice of the New Jersey Supreme Court. The State Treasurer and the Budget Director were authorized to obligate funds for such essential services. The

Division of Lottery ceased selling tickets; parks and beaches were closed; and casinos, which by law could not operate without State regulators, were shut down. An amendment to Section 63 of P.L. 1977, c. 110 (C.J.S.A. 5:12- 63) was enacted on June 27, 2008, and provides for the ability of casinos and racetracks to operate for seven calendar days during a state of emergency, including a shutdown of State government for failure to enact the Appropriations Act, despite the absence of State regulators. If a shutdown occurs, no moneys, other than available amounts already held under bond financing documents will be available to make payments on obligations paid from State revenue subject to annual appropriation.

INDEBTEDNESS AND OTHER STATE RELATED OBLIGATIONS

Debt Service on General Obligation Bonds

The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds. As of June 30, 2012, the State had approximately $2.38 billion of State general obligation bonds outstanding with another $893.2 million of bonding authorization remaining from various State general obligation bond acts. The appropriation for debt service on the State’s general obligation bonds was $343.9 million for Fiscal Year 2014. This assumed the application of available, uncommitted amounts and residual project balances held in general obligation bond funds and available bond premium from the sale of general obligation bonds in December 2009 to pay a portion of the debt service costs on general obligation bonds.

Tax and Revenue Anticipation Notes

The State issues tax and revenue anticipation notes to aid in providing effective cash flow management by funding imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues.

Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such notes constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

On July 2, 2012, the State Treasurer adopted a resolution authorizing the issuance of tax and revenue anticipation notes (“TRANS”) for Fiscal Year 2013. Accordingly, on July 2, 2012, the State Treasurer entered into a Note Purchase Contract with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) under which tax and revenue anticipation notes may be issued to and purchased by Merrill Lynch, in one or more series, from time to time, in an amount not to exceed $2,100,000,000. The resolution also authorizes the State Treasurer to issue additional TRANs beyond those issued to Merrill Lynch, with no limitation on such amount.

Pursuant to the terms of the Note Purchase Contract, the State issued tax and revenue anticipation notes to and which were purchased by Merrill Lynch on July 9, 2012 in the amount of $1,200,000,000 (the “Series Fiscal 2013A Notes”) and on August 31, 2012 in the amount of $900,000,000 (the “Series Fiscal 2013B Notes”). The Series Fiscal 2013A Notes and the Series Fiscal 2013B Notes were refunded and retired with part of the proceeds of the State’s publicly offered $2,600,000,000 Tax and Revenue Anticipation Notes, Series Fiscal 2013C (the “Series Fiscal 2013C Notes”) on November 20, 2012. The Series Fiscal 2013C Notes mature on June 27, 2013. The State does not expect to issue additional tax and revenue anticipation notes in Fiscal Year 2013.

Obligations Supported by State Revenue Subject to Annual Appropriation

The State has entered into a number of leases and contracts described below (collectively, the “Agreements”) with several governmental authorities to secure the financing of various projects and programs in the State. Under the terms of the Agreements, the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements. The obligation of various independent State authorities to make payments with respect to certain financings includes payments related to interest rate exchange agreements listed below (“swap agreements”). Under such a swap agreement, the issuer will make periodic payments to the swap counterparty at either a fixed or variable rate of interest, and will receive periodic payments from the swap counterparty at either a variable or fixed rate of interest, such interest calculations based on the principal or “notional” amount of the swap agreement. If the swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party. The independent State authorities’ obligations to make payments under the swap agreements are subject to appropriation by the State Legislature. The State Legislature has no legal obligation to enact such appropriations, but, as of March 27, 2013, has done so for all such obligations.

Various independent State authorities have entered into swap agreements with nine different counterparties. As of June 30, 2012, the mark-to-market value of the swap agreements was negative, indicating that the independent State authorities have no credit exposure to the swap counterparties. If the ratings of a counterparty were to be reduced below levels specified in the documentation relating to the swap agreements with the independent State authority and at such time the independent State authority did have in excess of a specified amount of credit exposure to such counterparty, the counterparty would be required to provide collateral to support all or a portion of the independent State authority’s credit exposure. No assurance can be given that the ratings of the counterparties will be maintained at June 30, 2012 levels or that the mark-to-market value of the swaps will not change to create credit exposure by the independent State authority to one or more counterparties.

The various independent State authorities are not required to post collateral under any of the swap agreements entered into as of June 30, 2012. If ratings on the bonds relating to the swaps generally fall below BBB or Baa2 by one or more rating agencies, then the counterparty may have the option to terminate the swaps. In some cases, the independent State authority may have the option to post collateral to prevent a termination. If a termination were to occur at a time where the swaps had a negative mark-to-market value, then the independent State authority would be required to make a termination payment in the amount of the negative mark to market. At June 30, 2012, the aggregate negative mark-to-market on swaps entered into by the independent state authorities was $672.614 million.

The amounts appropriated to make payments under the swap agreements are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The principal amount of bonds which may be issued and the notional amount of swaps which may be entered into by such governmental authorities is, in certain cases, subject to specific statutory dollar ceilings or programmatic restrictions which effectively limit such amounts. In other cases, there are currently no such ceilings or limitations. In addition, the State Legislature may at any time impose, remove, increase or decrease applicable existing ceilings and impose, modify or remove programmatic restrictions. The State Legislature may also authorize new leases and contracts with governmental authorities to secure the financing of projects and programs in the future.

The State expected that additional obligations supported by State revenues subject to appropriation would be issued during Fiscal Years 2013 and 2014. The amount of such obligations issued in the future could be significant. The amendment to the Debt Limitation Clause may inhibit the enactment of legislation authorizing obligations supported by State revenues subject to appropriation. The State Legislature is not legally obligated to appropriate amounts for the payment of such debt service in any year, and there can be no assurance that the

State Legislature will make any such appropriations. Future legislative action may depend in part on various factors including the financial condition of the State. As of June 30, 2012, the Fiscal Year 2013 debt service on obligations subject to annual appropriation was expected to be $3,285,877,819.

Variable Rate Obligations

As of June 30, 2012, the independent State authorities had in aggregate $456,900,000 of variable rate demand bonds outstanding, with interest rates that reset daily or weekly. Such variable rate demand bonds are secured by respective agreements with the State Treasurer, and are further supported by bank-issued letters of credit.

Additionally, as of June 30, 2012, the New Jersey Economic Development Authority (“NJEDA”) had outstanding $1,278,115,000 in aggregate of floating rate notes, which bear interest at a rate that resets quarterly, monthly, or weekly based on either the London InterBank Offered Rate (“LIBOR”) plus a fixed spread or the Securities Industry and Financial Markets Association (“SIFMA”) rate plus a fixed spread. There are no letters of credit in support of these notes.

“Moral Obligation” Financing

The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as moral obligation bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities.

New Jersey Housing and Mortgage Finance Agency

Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required the State to appropriate funds to meet its moral obligation. It is anticipated that this agency’s revenues will continue to be sufficient to pay debt service on its bonds.

South Jersey Port Corporation

The State, under its moral obligation, has provided the South Jersey Port Corporation (the “Port Corporation”) with funds to replenish its debt service reserve fund to the extent drawn upon by the Port Corporation when Port Corporation revenues are insufficient to pay debt service on its outstanding bonds. Such payments to the Port Corporation are subject to appropriation by the State Legislature. In Fiscal Year 2011, the State paid the Port Corporation $19,847,053 to replenish its debt service fund.

Higher Education Student Assistance Authority

The Higher Education Student Assistance Authority (“HESAA”) has not had a revenue deficiency which required the State to appropriate funds to meet its moral obligation. It is anticipated that HESAA’s revenues will continue to be sufficient to pay debt service on its bonds.

Pension Plans for State Employees

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. The State operates seven defined benefit pension plans (collectively, the “Pension Plans”). Public Employees’ Retirement System (“PERS”) and Teachers’ Pension and

Annuity Fund (“TPAF”) are the largest plans, which, as of June 30, 2012, the date of the latest actuarial valuations for all systems, covered 280,158 and 150,200 active members, respectively, and 153,625 and 89,700 retired members, respectively. The other systems are Police and Firemen’s Retirement System (“PFRS”) (as of June 30, 2012, covering 40,819 active members and 39,767 retired members), Consolidated Police and Firemen’s Pension Fund (“CP&FPF”) (as of June 30, 2010, covering no active members and 241 retired members), State Police Retirement System (“SPRS”) (as of June 30, 2010, covering 2,721 active members and 3,030 retired members), Judicial Retirement System (“JRS”) (as of June 30, 2012, covering 407 active members and 538 retired members) and Prison Officers’ Pension Fund (“POPF”) (as of June 30, 2012, covering no active members and 135 retired members). From June 30, 2007 to June 30, 2012, the total number of active members and retired members of all of the State-administered plans increased by 48,595 and 47,713, respectively, which represented increases of 9.3% and 20.0%, respectively.

The State is not the only employer sponsoring PERS and PFRS. Local governments within the State participate as employers as well. In both of these Pension Plans, the assets that the State and the local governments contribute are invested together and generate one investment rate of return. However, both of these Pension Plans segregate the active and retired members and the related actuarial liabilities between the State and the local governments. As of June 30, 2012, those members of the PERS and PFRS for which the State is responsible for making contributions were, with respect to PERS, 84,910 active members and 49,341 retired members and, with respect to PFRS, 7,187 active members and 5,436 retired members.

Although PERS and PFRS segregate the active and retired members of the State and the local governments, under certain State statutes, the State is responsible for making certain contributions to PFRS and PERS on behalf of local employers. With respect to PERS, the normal cost portion of the actuarially recommended contribution relating to the retirement benefit increase provided to the local governmental members of PERS under Chapter 133, P.L. 2001 continues to be charged against the Benefit Enhancement Fund that was established for the local governmental employer component of PERS (the “Local Governmental BEF”). The Local Governmental BEF is a special reserve fund whose assets are included in the actuarial value of assets of the local government portion of PERS and PFRS. The PERS actuarial valuation as of June 30, 2012 valued the Benefit Enhancement Fund in the local governmental portion of PERS at approximately $259.1 million. Although local governmental employers participating in the PERS are, for the most part, responsible for funding the normal cost and the unfunded actuarial accrued liability relating to the local governmental members of PERS, Chapter 133 stipulates that if the assets in the Local Governmental BEF are insufficient to pay the normal cost portion of these increased retirement benefits for a valuation period, the State will pay that amount of this normal cost portion for the local employers not covered by the assets in the Local Governmental BEF. With respect to PFRS, the State also makes a contribution with respect to active and retired members of the local governments to cover certain benefit enhancements. For Fiscal Year 2014, the State is expected to make a contribution to the PFRS of $170.6 million, of which $73.2 million represents funding for local participant enhanced benefits. For Fiscal Year 2013, based on the Fiscal Year 2013 Appropriations Act, the State is expected to make a contribution of $112.5 million of which $48.9 million is expected to be applied toward funding for enhanced benefits for local PFRS participants. For Fiscal Year 2012, the State made a contribution of $53.6 million of which $23.8 million was applied toward funding for enhanced benefits for local PFRS participants. Because the State was permitted to make actuarially recommended contributions to the Pension Plans on a phased-in basis over a seven year period beginning in Fiscal Year 2012, under the provisions of P.L. 2010, c.1, the State’s contribution to fund the PFRS enhanced benefits was increasing.

State law requires the Pension Plans to conduct experience investigations every three years, which examine the demographic and economic assumptions used in the Pension Plans’ actuarial valuations to ensure that those assumptions are consistent with the Pension Plans’ respective historical experiences. Changes recommended by the actuaries are reviewed and considered for implementation by the appropriate Pension Board.

In accordance with the 2011 Pension and Health Benefit Reform Legislation, new pension committees are to be established as follows: two new pension committees each in PERS and PFRS, one for the State part of the

Pension Plan and one for the local part of the Pension Plan and one new pension committee each in TPAF and SPRS. These six new committees are expected to have the discretionary authority when targeted funded ratios are achieved to modify the member contribution rate, the formula for calculation of final compensation or final salary, the fraction used to calculate a retirement allowance, and the age at which a member may be eligible for service and early retirement benefits. The committees are also expected to have the authority to reactivate the cost of living adjustment on pensions and to modify the basis for the calculation of the cost of living adjustment and set the duration and extent of the activation when targeted funded ratios are reached. However, no decision of the Pension Committees (or the State House Commission for the Judicial Retirement System) can be implemented if the direct or indirect result of the decision causes the funded ratio of the applicable Pension Plan to fall below the “targeted funded ratio” in any valuation period during the 30 years following the implementation of the decision as determined by the actuary for the applicable Pension Plan.

The State’s annual contribution to the Pension Plans is determined by the results of the actuarial valuation reports dated as of July 1 of each year. The actuarial funding method used to determine the State’s contribution is a matter of State law. Any change to the funding method required the approval of the State Legislature and the Governor. The State’s annual contribution to the Pension Plans is contingent upon the enactment of the annual Appropriations Act and in the past the State Legislature has not funded the full actuarially recommended contribution to the Pension Plans. However, as described in more detail below, P.L. 2010, c.1, established a seven year phase-in of the State’s contribution and P.L.2011, c.78 (“2011 Pension and Health Benefit Reform Legislation”) contains a provision stating that members of the Pension Plans now have a contractual right to the annual required contribution being made by the State and local participating employer.

The Division of Investment of the New Jersey Department of the Treasury, which is under the independent supervision of the State Investment Council, invests the assets of the Pension Plans. State law regulates the types of investments which are permitted.

In PERS, the State makes employer contributions for State employees while counties, municipalities, school districts and local public agencies make such contributions for their employee members. The State, rather than local school boards, pays the employer contributions to TPAF, including the employer’s share of the Social Security tax, with respect to public school teachers in the State. The PFRS is primarily established for municipal policemen and firemen. The State’s participation in PFRS is limited to those State-employed law enforcement officers who have been permitted to enroll therein.

The State is solely responsible for funding the benefits of the SPRS, JRS, CP&FPF and the POPF. The CP&FPF and the POPF are closed plans and not open to new membership.

Benefits. Almost all State employees participate in one of the Pension Plans, with eight to ten years of employment required before retirement benefits become vested. Upon retirement, members of PERS and TPAF enrolled before May 22, 2010 are eligible for annual retirement benefits equal to 1/55 of final average compensation for each year of service credit. This is in accordance with legislation enacted by the State Legislature in 2001 which increased the retirement benefits under PERS and TPAF by changing the retirement benefit formula from 1/60 to 1/55 of final average compensation for each year of service. For members of PERS and TPAF enrolling on or after May 22, 2010, the annual retirement benefits will be based on 1/60 of final average compensation for each year of service credit. For members enrolled before May 22, 2010, final average compensation equals the average compensation for the final three years of service before retirement or highest three years’ compensation if other than the final three years. For members enrolling on or after May 22, 2010, the final average compensation equals the average compensation calculated using a five-year period instead of a three-year period. Also available to such participants are an early retirement benefit after 25 years of service or if enrolled on or after June 28, 2011, 30 years of service, and a veteran’s retirement benefit after 20 and 25 years of service, if age requirements for those retirement benefits are met. To qualify for full benefits under early retirement the member must be at least age 55 if enrolled before June 28, 2011. If the member is under age 55 an early retirement penalty applies. If the member enrolled on or after June 28, 2011 the member must be at least age 65 to receive full benefits.

State law provides that the retirement benefits of the Pension Plans are not subject to negotiations between the State and other public employers and the employee members of the Pension Plans.

Certain retirees also receive a cost-of-living adjustment in addition to their base retirement allowance under the State’s pension adjustment program. In accordance with the 2011 Pension and Health Benefit Reform Legislation, the pension adjustment program, which provides for an adjustment in retirement benefits after a participant in one of the Pension Plans has been retired for two years, has been suspended for all current and future retirees effective July 1, 2011. Under the suspension, retirees are no longer entitled to future cost-of-living increases. However, cost-of-living benefits earned prior to the suspension continue to be paid. The pension adjustment program may be reactivated at a future date as specified in the statute. The pension adjustment program is non-contributory and covers all eligible retirees and survivors of the Pension Plans. Prior to the suspension of pension adjustment benefits, eligible retirees received a cost-of-living adjustment based on 60.0% of the change in the Consumer Price Index from the year of retirement to the year immediately preceding the year of adjustment with no cap on the amount of such increase. In all Pension Plans, except CP&FPF and POPF, the Pension Plans directly funded the cost-of-living increases and these cost-of-living increases were included in the actuarial accrued liability of the Pension Plans. The State funded cost-of-living increases in the CP&FPF and POPF on a “pay-as-you-go” basis.

From Fiscal Year 2007 to Fiscal Year 2012 the total net assets of all of the Pension Plans, which includes both the assets relating to State and local government active and retired members, as reported in their respective audited financial reports, decreased by $12.0 billion from $86.9 billion to $74.9 billion, while total expenditures incurred by the Pension Plans over the same period increased by $2.7 billion from $6.0 billion to $8.7 billion. The amount of these expenditures is expected to increase in future fiscal years. This resulted in an increase in the Annual Expenditures to Net Assets Ratio from 6.9% for Fiscal Year 2007 to 11.63 % for Fiscal Year 2012. It is likely that the Annual Expenditures to Net Assets Ratio will worsen and increase in future fiscal years. Net assets represent the difference between a Pension Plan’s total assets and its liabilities and mainly consist of investment holdings, which are stated at market value, and member and employer receivables. Expenditures include retirement benefit payments, including cost-of-living adjustments, contributory and noncontributory death benefit payments, member withdrawals and administrative expenses.

The July 1, 2012 actuarial reports, which set forth the actuarial valuations as of June 30, 2012, include certain information described in the actuarial valuations as “risk measures” in either tabular or textual format for each of the individual Pension Plans. This information was designated to provide an indicator, described in several of the individual actuarial valuations as a “simplistic measure” of the number of years that the assets of the Pension Plans can cover benefit payments. The benefit payments used in the data are those actually paid out to retirees in Fiscal Year 2012 and exclude increases in the number of retirees, future increases in those payments, State and member contributions and investment income. Differences in the Pension Plans make the aggregation of such individual data in a single combined presentation inappropriate. For PERS-State, as of June 30, 2011 and June 30, 2012, the ratio of market assets to the prior year’s benefit payment worsened and decreased by 16% from 8.1 to 6.8. Between June 30, 2010 and June 30, 2011, the ratio improved and increased by 1.3% from 8.0 to 8.1. For TPAF, between June 30, 2011 and June 30, 2012, the ratio of market assets to the prior year’s benefit payment decreased by 10.7% from 8.4 to 7.5. Between June 30, 2010 and June 30, 2011, the ratio decreased by 3.4% from 8.7 to 8.4.

Prior Legislative Changes Affecting Benefit Levels. The State Legislature has in the past adopted laws that increased the retirement benefits payable by the Pension Plans. The result of these increases in retirement benefits was to increase the actuarial accrued liability of the affected Pension Plans which also had the effect of increasing the actuarially recommended contributions for the State for the affected Pension Plans.

In addition, the State Legislature has in the past adopted laws that limited future retirement benefits payable by the Pension Plans. These laws are expected to limit the future growth of the actuarial accrued liability of the affected Pension Plans which also has the effect of limiting the growth of the actuarially recommended contributions for the State for the affected Pension Plans in future plan years. For example, the 2011 Pension and Health Benefit Reform Legislation suspends the automatic cost-of-living adjustments payable to retirees and beneficiaries of the Pension Plans, and reduces benefit levels for members enrolled on or after June 28, 2011.

The State Legislature also adopted laws in Fiscal Year 2010 affecting PERS and TPAF members enrolling on or after May 22, 2010 which limits membership in the Pension Plan to only full-time employees and changes the retirement benefit formula back to 1/60 of final average compensation for each year of service credit. The State Legislature also adopted a law in Fiscal Year 2009 which raised the minimum annual salary required to establish eligibility for membership under certain Pension Plans and increased the retirement age at which full pension benefits are payable from 60 to 62 for certain employees hired on or after November 2, 2008. The State Legislature also adopted laws in Fiscal Year 2007 which raised the employee contribution rate for PERS and TPAF active members from 5.0% to 5.5%, raised the early retirement age at which full retirement benefits are payable from 55 to 60 for new employees enrolled in the PERS and TPAF on or after July 1, 2007, and provides that new employees hired on or after July 1, 2007 are subject to a maximum compensation limit for PERS and TPAF pension contributions.

Calculations of actuarial accrued liability reflect legislation in effect at the time calculations are made. Legislation enacted after any such calculation could significantly increase or decrease the actuarial accrued liability reflected in any such calculations.

Current and Historical Contributions and Funding Status. From the Fiscal Year ended June 30, 1997 through Fiscal Year ended June 30, 2003, the State made minimal contributions to the Pension Plans because the actuarial value of the assets in each of the Pension Plans exceeded the actuarial accrued liability and the State used that excess as a credit against the actuarially recommended contributions. Beginning with the actuarial valuations of the Pension Plans as of June 30, 2002, several of the Pension Plans (including PERS and TPAF) suffered from adverse market conditions and the Funded Ratio (which represents the quotient obtained by dividing the actuarial value of assets of the Pension Plan by the actuarial accrued liability of the Pension Plan) of these Pension Plans declined rapidly. As a result, the actuarial recommended contributions in those actuarial valuations increased and the State was not financially in the position to absorb the entire amount of the actuarially recommended contributions. For Fiscal Years 2004, 2005, 2006, 2007 and 2008, the State paid approximately 20.0%, 30.0%, 40.0%, 57.5%, and 50.1%, respectively, of the total actuarially recommended contributions of all of the Pension Plans.

However, for PERS and TPAF, the annual Appropriations Acts for Fiscal Years 2004, 2005 and 2006 authorized the use of the Benefit Enhancement Fund (the “State BEF”) to offset the State’s contribution to PERS and TPAF for those years. The State BEF is a special reserve fund within PERS and TPAF, and its assets are included in the actuarial value of assets. The required normal contributions to provide retirement benefit increases under P.L 2001, Chapter 353 and P.L. 2001, Chapter 133 were charged against the State BEF. The fund was established in Fiscal Year 2002 and credited with excess assets equivalent to member contributions for Fiscal Years 2000 and 2001 by transferring reserves in the Contingent Reserve Fund to the State BEF. Amounts in the State BEF for each of PERS and TPAF were calculated within the respective actuarial value of assets and the related retirement benefits were calculated within the respective actuarial accrued liabilities. Therefore, because the State used amounts from the State BEF to satisfy its contributions in Fiscal Years 2004 through 2006, from an actuarial perspective, the State did not contribute any funds to PERS or TPAF in Fiscal Years 2004 and 2005 and the State contributed minimal amounts in Fiscal Year 2006. Amounts in the State BEF available to be used to make the State contributions became fully depleted in Fiscal Year 2006 and the State made a contribution to PERS and TPAF representing approximately 57.5% of the actuarially recommended contributions of those Pension Plans for Fiscal Year 2007 and approximately 50% of the actuarially recommended contributions for Fiscal Year 2008.

For Fiscal Year 2009, although $1.047 billion was included in the Fiscal Year 2009 Appropriations Act as the State’s pension contribution to the Pension Plans, the actual contribution made by the State was $106.3 million representing only 4.8% of the total actuarially recommended contribution to the Pension Plans of $2.231 billion. This contribution, which was due on June 30, 2009, was paid by the State on September 14, 2009. For Fiscal Year 2010, although $100 million was included in the Fiscal Year 2010 Appropriations Act as the State’s contribution to the Pension Plans, the State did not make a contribution due to ongoing budgetary constraints. The $100 million contribution originally expected to be made for Fiscal Year 2010 represented only 4% of the total actuarially recommended contribution for the State to the Pension Plans of $2.519 billion. The State made no contribution to the Pension Plans in Fiscal Year 2011. The recommended contribution as determined by the actuaries for the Pension Plans for Fiscal Year 2011 was $3.060 billion.

In accordance with P.L. 2010, c.1, the State has resumed making the actuarially recommended contributions to the Pension Plans on a gradual basis over a period of seven years beginning with Fiscal Year 2012. For Fiscal Year 2012, pursuant to P.L. 2010, c.1 and as provided in the Fiscal Year 2012 Appropriations Act, the State made a pension contribution of $484.5 million to the Pension Plans, representing 1/7th of the full actuarially recommended contribution of $3.391 billion determined on the basis of the revised July 1, 2010 valuations. For Fiscal Year 2013, pursuant to P.L. 2010, c.1 and as provided in the Fiscal Year 2013 Appropriations Act, the State was expected to make a contribution of $1.029 billion which represents 2/7th of the full actuarially recommended contribution for PERS, TPAF, PFRS, SPRS and JRS and the full actuarially recommended contribution for CP&FPF. The full recommended contribution of all Pension Plans for Fiscal Year 2013 is $3.600 billion determined on the basis of the July 1, 2011 actuarial valuations. For Fiscal Year 2014, based on the Governor’s Fiscal Year 2014 Budget Message, the State was expected to make a contribution of $1.676 billion which represents 3/7th of the full actuarially recommended contribution for PERS, TPAF, PFRS, SPRS and JRS and the full recommended contribution for CP&FPF. The full recommended contribution of all Pension Plans for Fiscal Year 2014 determined on the basis of the July 1, 2012 actuarial valuations is $3.909 billion. In each subsequent fiscal year, P.L. 2010, c.1 provides for the State’s contribution to increase by at least an additional 1/7th of the actuarially recommended contribution so that full actuarially recommended contributions are made beginning in Fiscal Year 2018 and each year thereafter. The 2011 Pension and Health Benefit Reform Legislation contains a provision stating that members of the Pension Plans now have a contractual right to the annual required contribution made by the State and local participating employers and failure by the State and local employers to make annual required contributions is deemed an impairment of the contractual right of each member. This language may limit the State’s ability to reduce or limit pension contributions in response to future budgetary constraints. Notwithstanding the foregoing, the State’s contributions were subject to annual appropriation by the State Legislature.

Pension and Health Benefit Reform. On June 28, 2011, the 2011 Pension and Health Benefit Reform Legislation was enacted that over the long-term is expected to improve the overall financial condition of the Pension Plans, raise the funded ratios of the Pension Plans to more financially sound levels, lower future actuarially recommended contributions from levels which likely would have been required without the 2011 Pension and Health Benefit Reform Legislation and reduce the unfunded actuarial accrued liability of the Pension Plans. The major reform measures include raising the member contribution rates in the PERS, TPAF, PFRS, SPRS and JRS. In PERS and TPAF, the member contribution rate was increased from 5.5% to 6.5% with an additional 1% increase phased-in, in equal increments, over a seven-year period. In PFRS and SPRS, the member contribution rate increased from 8.5% to 10% and from 7.5% to 9%, respectively. In JRS, the member contribution rate was to increase an additional 9% from 3% to 12%. The JRS member contribution rate increase was to be phased-in over a period of seven years. The reforms also include suspending pension adjustment benefits in all Pension Plans, limiting future retirement benefits payable to new members in the PERS and TPAF by increasing the service retirement age from 60 to 65 and the number of years needed to qualify for early retirement benefits from 25 to 30 years with a one quarter of 1 % reduction for each month under age 65, and reducing the special retirement benefit for new PFRS members from 65% of final compensation after 25 years of service and 70% of final compensation after 30 years of service to 60% of final compensation after 25 years and 65% of final compensation after 30 years. The pension reforms also include the establishment of new pension committees for the Pension Plans as follows: two new committees each in PERS and PFRS, one for the State part of the Pension Plan and one for the local part of the Pension Plan and one new committee each in TPAF and

SPRS. These six new committees will have the discretionary authority when targeted funded ratios are achieved to modify the member contribution rate, the formula for calculation of final compensation or final salary, the fraction used to calculate a retirement allowance, and the age at which a member may be eligible for service and early retirement benefits. The committees will also have the authority to reactivate the cost of living adjustment on pensions and to modify the basis for the calculation of the cost of living adjustment and set the duration and extent of the activation when targeted funded ratios are reached. However, no decision of the Pension Committees (or the State House Commission for the JRS) can be implemented if the direct or indirect result of the decision causes the funded ratio of the applicable Pension Plan to fall below the “targeted funded ratio” in any valuation period during the 30 years following the implementation of the decision as determined by the actuary for the applicable Pension Plan. The target funded ratio was initially set at 75% in Fiscal Year 2012 and increases annually in equal increments to 80% by Fiscal Year 2018. The pension reforms also include a change in the amortization method that calculates the amount of the unfunded actuarial accrued liability (“UAAL”) that is included in the annual pension contribution. Under the new amortization method, the UAAL will be amortized over an open-ended 30 year period and is assumed to be paid in level dollars in each year of the amortization period. In addition, beginning with the July 1, 2019 actuarial valuation, the UAAL will be amortized over a closed 30 year period until the remaining period reaches 20 years, when the amortization period will revert to an open-ended 20 year period. The State has indicated that this change in the amortization method will ensure that a portion of the UAAL is assumed to be retired in the year that the recommended rates calculated by the actuarial valuation are applied, assuming that the State makes the full actuarially recommended contribution. Previously, the UAAL was amortized over a 30-year period as a level percent of pay. When a UAAL is amortized on a level percentage of pay, the amortized portion of the UAAL is less in the earlier years of the assumed amortization schedule because payroll costs are assumed to increase over time. By changing the amortization of the UAAL to a level dollar amount, this will mean the assumed amortization schedule will be stable over the whole period, but it will also likely increase the amount of the State’s actuarially recommended contributions in the earlier years.

Impact of Pension Reforms on Overall Financial Condition of the Pension Plans. As a result of the 2011 Pension and Health Benefit Reform Legislation, the overall funded ratio of the State Pension Plans improved from 56.4% to 65.2% and the total UAAL included in the revised actuarial valuations of the State Pension Plans decreased by an aggregate of $11.5 billion from $37.1 billion to $25.6 billion as of the revised July 1, 2010 actuarial valuations. The increase in the overall funded ratio and reduction in the UAAL as of June 30, 2010 was primarily due to the suspension of cost-of-living adjustments on pension benefits as of July 1, 2011. P.L. 2010, c.1, a pension reform enacted previous to the 2011 Pension and Health Benefit Reform Legislation, required the State to resume making contributions to the Pension Plans on a phased-in basis over a seven-year period beginning in Fiscal Year 2012. Under this phase-in approach, the State would begin making full actuarially recommended contributions to the Pension Plans beginning in Fiscal Year 2018.

The combination of increased employee contributions, the suspension of cost-of-living adjustments, benefit reductions and a commitment to a structured employer contribution schedule was intended to improve the funded level of the Pension Plans and reduce or minimize the growth in employer contribution requirements over a 30 year projected period. Incorporating the seven-year phase-in of the State’s full actuarially recommended contributions to the Pension Plans pursuant to P.L. 2010, c.1, the projected funded ratios of the State’s Pension Plans after the enactment of the 2011 Pension and Health Benefit Reform Legislation were anticipated to decrease until Fiscal Year 2018. Beginning in Fiscal Year 2018, when the State is required to begin making the full actuarially recommendation contribution to the Pension Plans pursuant to P.L. 2010, c.1 and as a result of the 2011 Pension and Health Benefit Reform Legislation, the State expected the funded ratio of the Pension Plans projected to begin to improve steadily for the remainder of the 30 year projected period. If the 2011 Pension and Health Benefit Reform Legislation had not been enacted and based on the assumptions with respect to the Pension Plans in place prior to the enactment of the 2011 Pension and Health Benefit Reform Legislation and the continued phase-in of contributions pursuant to P.L. 2010, c.1, the State’s full actuarially recommended contribution to the Pension Plans for Fiscal Year 2018, as of June 28, 2011, was projected to be $5.5 billion, and the UAAL and Funded Ratio of the Pension Plans as of June 30, 2018 were projected to be $65.7 billion and 40.5%, respectively. In contrast, as of March 27, 2013, based on internal 30 year projections post-enactment of the 2011 Pension and Health Benefit Reform Legislation, if all of the assumptions of the Pension Plans are realized and the State continues the phased-in contributions provided for in P.L. 2010, c.1, the State’s actuarially recommended contribution for Fiscal Year 2018, which is the first year the State is assumed to make the full actuarially recommended contribution to the Pension Plans, is currently projected to be approximately $4.8 billion and, as of June 30, 2018, the UAAL and Funded Ratio of the Pension Plans are projected to be $41.6 billion and 52.3%, respectively.

Impact of State’s Pension Plan Funding Actions. The UAAL of the Pension Plans has consistently risen since Fiscal Year 2004 in part as a result of the State not contributing the full amount of the actuarially recommended contributions with respect to the Pension Plans since Fiscal Year 2003. These low levels of State funding coupled with investment losses in Fiscal Years 2008 and 2009 have caused funding levels to decrease substantially. Between the July 1, 2004 and July 1, 2010 actuarial valuations, the aggregate Funded Ratio of the Pension Plans declined from approximately 85.4% to 56.4%. As a result of this decline in the Funded Ratio of the Pension Plans, the actuarially recommended contributions of the State increased significantly. To address the deteriorating financial condition of the Pension Plans, the 2011 Pension and Health Benefit Reform Legislation was enacted, which had an immediate impact on the overall funded status of the Pension Plans.

The State expects the various reform measures to positively impact State finances, lowering, over the long term, the actuarially recommended contributions required of the State from levels projected prior to the enactment of the 2011 Pension and Health Benefit Reform Legislation. After Fiscal Year 2018, the State expects the funded status of the Pension Plans will begin to improve and the UAAL to begin to decrease. These expectations assume the State will make full actuarially recommended contributions beginning in Fiscal Year 2018 and that the Pension Plans will otherwise have actual results that are expected to match the assumptions of the Pension Plans. No assurance can be given as to the level of the State’s investment returns or the State’s pension contributions in future fiscal years or as to the achievement of the other assumptions.

In the short term, the State expects that the amount of its actuarially recommended contributions to the Pension Plans will substantially increase through Fiscal Year 2018. The main factors contributing to this short term increase are the phased-in contributions of the State to the Pension Plans pursuant to P.L. 2010, c.1 and a change in the amortization method of the UAAL as set forth in the 2011 Pension and Health Benefit Reform Legislation. In addition, the UAAL of the Pension Plans is expected to increase and the overall Funded Ratio is expected to decrease through Fiscal Year 2018 resulting from the State making less than full actuarially recommended contributions and other factors, including the fact that the State still has a substantial unrecognized loss of $11.5 billion as of the July 1, 2012 actuarial valuations. To illustrate how the Funded Ratio has continued to deteriorate since the various pension reforms were enacted, between the July 1, 2010 actuarial valuations and the most recent July 1, 2012 valuation, the overall Funded Ratio of the State worsened and decreased from 65.2% to 56.7%. The deterioration of the financial condition of the Pension Plans in the short-term is expected to increase the amount of future actuarially recommended contributions of the State, thus deferring a substantial portion of the State’s current funding responsibilities to future Fiscal Years.

The UAAL also makes numerous economic and demographic assumptions such as how high inflation will rise in the future, future pay increases, when the members of the Pension Plans will retire, how long these members will live and how many of these members will become disabled. If the experience of the Pension Plans is different from these assumptions, the UAAL of the Pension Plans may increase or decrease to the extent of any variances. If the actual experience results in a material increase in the UAAL of the Pension Plans, the State’s future actuarially recommended rates of contribution would likely result in a material increase which would increase the State’s financial burden of its obligations to the Pension Plans in the long term.

Consequences of Deterioration of Financial Condition of the Pension Plans. The continued financial deterioration of the Pension Plans is expected to reduce the amount of assets the Pension Plans have to pay benefits to their members. As the financial condition of the Pension Plans has deteriorated, the Pension Plans’ Annual Expenditures to Net Assets Ratio has generally increased since Fiscal Year 2005. Although the accumulation of assets in the Pension Plans does not jeopardize the payment of pension benefits in the short term, the long-term impact of continuation of a funding policy that allows the State to contribute less than the actuarially recommended contributions could impact, at some point, the Pension Plans’ ability to meet their obligations absent significant additional contributions by the State, increased investment returns or actions resulting in changes to liabilities of the Pension Plans. Future increased contributions by the State in future Fiscal Years, depending on the magnitude, would likely create a significant burden on all aspects of the State’s finances. No assurances can be given as to the level of the State’s pension contributions in future fiscal years.

Litigation Affecting Pension Plans. See below under the captions “Litigation “—Powell v. State,” “—Berg v. Christie” and “—New Jersey Education Association, et al. v. State of New Jersey, et al.” for a description of claims pending against the State relating to the pension reforms included in the 2011 Pension and Health Benefit Reform Legislation.

Alternate Benefit Program. In addition to these defined benefit programs, the State also maintains the Alternate Benefit Program (“ABP”), which is a defined contribution plan for eligible employees of the public institutions of higher education in the State. Employer and employee contributions under the ABP are paid to authorized investment carriers who offer participants a variety of investment choices. The seven investment carriers for this program are ING Life Insurance and Annuity Company, Met Life, TIAA- CREF, VALIC, AXA Financial (Equitable), The Hartford and Prudential Retirement. The State pays the employer pension contribution to the ABP at a rate equal to 8.0% of the member’s base salary. In addition, the State provides funding to cover the cost of noncontributory group life insurance and long-term disability insurance coverage for ABP participants. For Fiscal Year 2012, the State contributed $178.5 million to cover pension contributions and to provide funding for noncontributory group life insurance and long-term disability benefits. For Fiscal Year 2013, the Fiscal Year 2013 Appropriations Act includes $175.2 million as the State’s contribution to the ABP to cover pension, noncontributory group life insurance, and long-term disability benefit costs. For Fiscal Year 2014, the State expects $186.6 million to cover pension, noncontributory group life insurance, and long-term disability benefit costs. Since the ABP is a defined contribution plan and not a defined benefit plan, the State’s sole obligation with respect to the ABP is to make the annual contributions and the State has no responsibility to ensure that the participating employees ultimately receive a level of benefit.

Defined Contribution Retirement Program. The State Legislature adopted legislation in the Fiscal Year ending June 30, 2007, P.L. 2007, c. 92, amended by P.L. 2007, c.103, P.L. 2008, c. 89, and P.L. 2010, c.1, which required the establishment of the Defined Contribution Retirement Program (the “DCRP”). The DCRP includes a defined contribution plan providing pension benefits for elected and appointed officials and for certain PERS, TPAF, PFRS and SPRS employees with pensionable wages in excess of the Social Security wage base limit and certain part-time employees ineligible for membership in the PERS and TPAF. The DCRP also includes noncontributory group life insurance and long-term disability benefits for participants. The employee pension contribution rate for the DCRP is 5.5%. Employers are required to contribute an additional 3.0% of base salary on behalf of employees enrolled in the plan to fund pension benefits. With regard to PERS, TPAF, PFRS and SPRS members that are enrolled in the DCRP because their pensionable wages exceed the Social Security wage base limit, contributions are based on compensation in excess of the Social Security wage base limit.

Eligibility for membership in the DCRP was expanded in accordance with P.L. 2010, c.1. Under this legislation, those who are no longer eligible for the PERS and TPAF because they work less than full-time are eligible to participate in the DCRP, provided their annual salary is $5,000 or higher.

For Fiscal Year 2012, the State contributed $719,578 to the DCRP on behalf of enrolled State employees to cover pension benefit costs. For Fiscal Year 2013, the Fiscal Year 2013 Appropriations Act included $902,000 as the State’s contribution to the DCRP to cover pension benefit costs. For Fiscal Year 2014, the State expects $1,280,000 to be the State’s pension contribution to the DCRP. With regard to noncontributory group life and long-term disability insurance benefits, for Fiscal Year 2012, the State contributed $58,128 to cover noncontributory insurance benefit costs. The Fiscal Year 2013 Appropriations Act includes $310,000 as the State’s contribution to cover such benefit costs. For 2014, the State expects to contribute $349,000 to fund noncontributory insurance costs.

Central Pension Fund. The State also administers the Central Pension Fund (“CPF”), which is a single-employer noncontributory defined benefit plan for special groups that are not included in other State-administered systems. The State funds the CPF on a pay-as-you-go basis. There are no State or local government employees covered by the CPF.

Noncontributory Life Insurance. The State funds noncontributory insurance benefit costs for active and retired State employees. State appropriations are received on a monthly basis to cover actual benefit charges incurred and payable to beneficiaries of active and retired State employees plus administrative fees charged by the insurance providers. The State funds these benefit costs on a pay-as-you-go basis and does not actuarially determine the future liability of these benefit costs. The State expended $67.5 million to cover noncontributory insurance benefit costs of the Pension Plans for Fiscal Year 2012. For Fiscal Year 2013, the Fiscal Year 2013 Appropriations Act includes $73.6 million for noncontributory insurance benefits costs. For Fiscal Year 2014, the State expects to include $75.2 million to fund noncontributory insurance benefit costs.

Post-Retirement Medical Benefits for State Employees

In addition to the pension benefits, the State provides post-retirement medical (PRM) benefits for certain State and other retired employees meeting the service credit eligibility requirements. This includes retired State employees of PERS, TPAF, PFRS, SPRS, JRS and ABP; local retired TPAF and other school board employees; and some local PFRS retirees. To become eligible for this State-paid benefit, a member of these Pension Plans must retire with 25 or more years of pension service credit or on a disability pension. These benefits are provided through the State Health Benefits Program (“SHBP”) and the School Employees’ Health Benefits Program (“SEHBP”). The SHBP and the SEHBP are administered by the Division of Pensions and Benefits. The benefits provided include medical, prescription drug, and Medicare Part B reimbursement for covered retirees, spouses and dependents. In Fiscal Year 2012, the State paid PRM benefits for 126,604 State and local retirees.

The State funds post-retirement medical benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. For Fiscal Year 2012, the State expended $1.255 billion to pay for PRM benefits for the eligible retirees in these groups mentioned above. For Fiscal Year 2013, the Fiscal Year 2013 Appropriations Act includes $1.424 billion to fund the pay-as-you-go PRM costs. For Fiscal Year 2014, the State expects to include $1.540 billion as the State’s contribution to fund pay-as-you-go PRM costs.

In accordance with the provisions of Governmental Accounting Standards Board Statements No. 43 and 45, the State is required to quantify and disclose its obligations to pay PRM to current and future retirees. Based on the most recent valuation of these benefits and as summarized in a September 2012 report submitted to the Division of Pensions and Benefits, the Fiscal Year 2011 actuarial accrued liability of the State to provide PRM to active and retired members of the Pension Plans, which is based upon Governmental Accounting Standards Board Statement No. 43 results as of July 1, 2011, has been measured to be $48,949.7 million. Governmental Accounting Standards Board Statement No. 45 does not impose any requirement on the State to pre-fund its PRM actuarial accrued liability.

Pension and Health Benefits Reform. On June 28, 2011, the Governor signed into law health benefits reform as part of the 2011 Pension and Health Benefits Reform Legislation which requires all public employees participating in the SHBP and SEHBP to contribute more toward their health insurance coverage. The legislation also requires certain future retirees eligible for State-paid health insurance coverage at retirement to contribute toward the cost of their post-retirement medical coverage. Specifically, the 2011 Pension and Health Benefits Reform Legislation requires active employees to pay a percentage of the premium for the level of coverage selected by the employee. The percentage will vary based on the employee’s base salary and the coverage level and will range from 3% for the lowest paid employees to 35% for the highest paid employees. For those employees employed as of June 28, 2011, the contribution rates will be phased-in over a four year period in increments of 25% per year. New employees hired on or after June 28, 2011 will be required to contribute at the full rate. The 2011 Pension and Health Benefits Reform Legislation established a minimum employee contribution of 1.5% of salary in the first year due to the 4-year phase-in provision; however, beginning in the second year of the 4-year phase-in period, which commenced in July 2012, most employees were required to pay a higher contribution based on the new percentage. Pursuant to the 2011 Pension and Health Benefits Reform Legislation, future retirees eligible for PRM coverage who on June 28, 2011 had less than 20 years of creditable service will also be required to pay a percentage of the cost of their health care coverage at retirement under the new law provided they retire with 25 or more years of pension service credit. However, the percentage of the premium for which the retiree will be responsible will be determined based on the retiree’s annual retirement benefit and level of coverage.

In accordance with the 2011 Pension and Health Benefits Reform Legislation, two new Plan Design Committees have been formed, one for the SHBP and one for the SEHBP. These new committees have established new plan design options for participating employees and retirees in the SHBP and SEHBP with lower premiums in exchange for higher copayments, deductibles and other participant costs. The new plan design options include High Deductible Health Plans with a Health Savings Account component. The SHBP and the SEHBC approved the new plan design options on October 12, 2011. The new plan options were available to participants beginning January 1, 2012.

The total UAAL for post-retirement medical benefits for which the State is liable decreased by $10.332 billion between the July 1, 2010 and July 1, 2011 actuarial valuations from $59.282 billion to $48.950 billion. The State attributed this reduction, in the post-retirement medical UAAL, to a change in the prescription drug Medicare integration from the Retiree Drug Subsidy (“RDS”) to an Employer Group Waiver Program (“EGWP”) effective January 1, 2012. Under the RDS program, the SHBP/SEHBP managed their own prescription drug plan and received periodic reimbursements from the federal government for a portion of the retiree prescription drug costs. In accordance with GASB requirements, these reimbursements were not reflected in the post-retirement medical UAAL. Under the EGWP program, the SHBP/SEHBP became an official Medicare Part D plan, which entitles the State to larger subsidy payments from the federal government than provided under the RDS program as well as manufacturer reimbursements. In addition, GASB regulations allow such federal payments and reimbursements under EGWP to be reflected in the total UAAL. As a result of the change in the prescription drug Medicare integration, the State’s portion of the total UAAL for post-retirement medical benefits decreased by an estimated $9.437 billion or 16% as of the July 1, 2011 actuarial valuation.

The State also attributed the reduction in the State’s portion of the total post-retirement medical UAAL to the health reform measures included in the 2011 Pension and Health Benefits Reform Legislation, which lowered unfunded accrued liabilities by approximately 4.0% or $2.5 billion as of July 1, 2011.

REVENUE SOURCES AND STATE FUNDS

General Fund

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The State Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund.

Property Tax Relief Fund

The Property Tax Relief Fund is used to account for revenues from the New Jersey Gross Income Tax and for revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax both of which are constitutionally dedicated toward property tax relief and reform, respectively. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the State Legislature, to counties, municipalities and school districts.

A special account designated as the “Property Tax Reform Account” was created in the Property Tax Relief Fund pursuant to an amendment to Article VIII, Section 1, para. 7 of the State Constitution approved by the voters on November 7, 2006. The amendment provides that there shall be annually credited from the General Fund and placed in the Property Tax Reform Account an amount equal to the annual revenue derived from a tax rate of 0.5% imposed under the “Sales and Use Tax Act,” L. 1966, c. 30 (C.54:32B-1 et seq.), as amended and supplemented, or any other subsequent law of similar effect. The State Constitution provides that the State Legislature shall annually appropriate such amount exclusively for the purpose of property tax reform.

Special Revenue Funds

Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund.

Capital Project Funds

Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities.

Proprietary Funds

Proprietary Funds are used to account for State business-type activities. Since these funds charge fees to external users, they are known as enterprise funds.

Fiduciary Funds

Fiduciary Funds, which include State pension funds, are used to account for resources held by the State for the benefit of parties outside of State government. Unlike other government funds, fiduciary funds are reported using the accrual basis of accounting.

Component Units-Authorities

Component Units-Authorities account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. Component Units-Colleges and Universities account for the operations of the twelve State colleges and universities including their foundations and associations.

FISCAL YEARS 2013 AND 2014

Estimated Revenues

Sales and Use Tax. The Sales and Use Tax collections for Fiscal Year 2013 were estimated to increase 3.6% from Fiscal Year 2012. The Sales and Use Tax collections for Fiscal Year 2014 are estimated to increase

4.9% from Fiscal Year 2013. This growth in Sales and Use Tax collections primarily reflects ongoing growth in consumer spending as employment and incomes recover, but also reflects revenues stemming from purchases of products connected to the ongoing recovery from Super Storm Sandy as well as from the turnaround in homebuilding. Furthermore, the State also anticipates that there will be a step-up in the level of collections resulting from Amazon.com, Inc.’s agreement to begin collecting Sales and Use Tax on residents’ purchases beginning July 1, 2013.

Gross Income Tax. The Gross Income Tax collections for Fiscal Year 2013 were estimated to increase 9.4% from Fiscal Year 2012. The Gross Income Tax collections for Fiscal Year 2014 were estimated to increase 6.5% from Fiscal Year 2013. Fiscal Year 2013 collections were anticipated to be elevated by payments of calendar year 2012 liabilities on the realizations of dividend and capital gains in late 2012 in advance of the January 1, 2013 increase in federal tax rates for high income individuals. The State was of the view that the increase in Gross Income Tax collections since Fiscal Year 2010 reflected not only the general recovery in household income, but also the pronounced increase in Gross Income Tax payments from individuals in higher income groups. New Jersey’s progressive income tax structure makes the State’s Gross Income Tax collections sensitive to losses and gains at higher income levels.

Corporation Business Tax. The Corporation Business Tax collections for Fiscal Year 2013 were estimated to increase 9.8% from Fiscal Year 2012. The Corporation Business Tax collections for Fiscal Year 2014 were estimated to increase 7.0% from Fiscal Year 2013. As of March 27, 2013, corporate tax collections had been sluggish, despite the broad recovery in reported earnings, possibly in part due to the continuing carry forward of losses experienced during the national economic recession. The projected Fiscal Year 2014 increase in Corporation Business Tax collections assumes that the underlying strength in corporate earnings will start to show through in Corporation Business Tax collections, though the increase was tempered by the impact of the 2011 business tax reforms and redemptions of previously awarded tax credits.

Casino Revenues. The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities. They include casino parking fees, per room per day fees on casino hotel rooms, and a tax on multi-casino progressive slot machine revenue. Collections for Fiscal Year 2013 were estimated to decrease 1.7% from Fiscal Year 2012. Collections for Fiscal Year 2014 were estimated to increase 85.2% from Fiscal Year 2013. The Fiscal Year 2014 estimate incorporates expectations of a turnaround in the casino industry, but most of the anticipated rebound in revenues reflects the introduction of Internet gaming.

Other Revenues. The utilization of non-recurring resources totaled approximately $1.1 billion and represents approximately 3% of the State’s recommended appropriations for Fiscal Year 2014, a considerable reduction from the 13% that supported Fiscal Year 2010 appropriations. Non-recurring revenue resources included a transfer of $152 million from the Clean Energy Fund into the General Fund, $100 million in legal settlements and $77 million in business tax revenues which were anticipated to be collected in Fiscal Year 2014 but which, as a result of previously enacted business tax reductions, were not expected to be collected in future years. Lastly, the $1.1 billion in non-recurring resources includes $272 million of debt restructuring/defeasance savings and $324 million of funding from the New Jersey Turnpike Authority that was being utilized to offset State appropriations to New Jersey Transit.

Recent Developments. State revenue collections for Fiscal Year 2013 were expected to be lower by $406 million than the original Fiscal Year 2013 estimate made at the time of the enactment of the Fiscal Year 2013 Appropriations Act. In addition, as part of the Fiscal Year 2013 Appropriations Act, $200 million from municipal affordable housing trust funds was anticipated to be transferred to the New Jersey Affordable Housing Trust Fund and ultimately the State General Fund. Since that time, the anticipation has been revised to $166 million. Litigation continues over the statutorily-mandated transfer by municipalities of those municipal trust fund monies that the municipality failed to commit to expend within four years of the date of collection. As of March 27, 2013, the State indicated it was vigorously defending these matters, but it is possible that the anticipated revenue will not be realized during Fiscal Year 2013. Finally, a pending State Lottery contract for management services was anticipated to bring in a one-time payment of $120 million.

The Governor’s Fiscal Year 2014 Budget Message anticipates a $200 million increase in casino revenues. This estimate does not include any potential revenue from sports betting. The State anticipates that there will be modest ($20 million) growth in “base” casino revenues in Fiscal Year 2014, reflecting a revival of activity at the areas of the Jersey Shore in the Atlantic City region and the effect of new marketing efforts for Atlantic City. The remainder of the anticipated increase reflects the introduction of Internet gaming, which is expected to be underway early in the fiscal year. Given the relative novelty of Internet gaming, the projected amount and timing of these revenues is subject to some uncertainty. Upon a comprehensive review of ongoing affirmative litigation, the State expects to recover $100 million through the settlement of various claims and lawsuits including environmental matters, debt recovery, consumer fraud and other types of affirmative litigation during Fiscal Year 2014. The specific terms and conditions of these anticipated settlements remain confidential until finalized. This $100 million is an estimate and may not reflect the actual amount obtained in the settlements, if and when completed.

If continued unabated, the sequester of federal funds are expected to have a direct impact on State revenues of up to $25 million for Fiscal Years 2013 and 2014. As of March 27, 2013, the State cannot estimate the impact of potential macroeconomic repercussions resulting from the federal sequester. The Governor’s Fiscal Year 2014 Budget Message includes a $3 million recommended appropriation as a contingency to deal with any unexpected impacts of the sequester.

Federal Aid

Actual federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2010 through 2012, which are non-budgeted revenues, amounted to $12,364.8 million, $11,195.3 million and $10,665.0 million, respectively. Federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2013 were estimated to be $11,757.0 million and $13,208.7 million, respectively. Such federal aid receipts for Fiscal Year 2014 were composed of $5,456.3 million for medical payments, $48.2 million for social services block grants, $850.3 million for welfare, $2,043.6 million for other human services, $833.9 million for Title I and other education, $493.5 million for labor, $1,237.0 million for transportation, and the remainder for all other federal aid programs.

The Disaster Relief Appropriations Act of 2013 (“Federal Relief Act”), which was signed into law on January 29, 2013, provided approximately $50.38 billion to assist states impacted by Super Storm Sandy and other federally declared disasters. The money was allocated primarily among eight (8) federal agencies. Many of these federal agencies have not yet announced the programmatic details or the allocations among the impacted states. However, on February 6, 2013, the U.S. Department of Housing and Urban Development (“HUD”) announced a first tranche of these funds and stated that of the approximately $16 billion in Community Development Block Grant Disaster Relief funding, New Jersey will receive approximately $1.83 billion. The State has submitted a proposed Action Plan to HUD outlining how the State proposes to utilize these grant monies. Local or State matching was not required for this program.

Other funds from the Federal Relief Act are expected to be spent directly by federal agencies on projects that will benefit the State and its residents. The State worked closely with local communities, stakeholders and the federal government to identify local needs and priorities for rebuilding and to ensure that all available resources were used appropriately and efficiently in the rebuilding effort.

Appropriations

State Appropriations—Fiscal Year 2010 through Fiscal Year 2014

The State has made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2010 through 2013 in the amounts of $261.1 million, $204.7 million, $276.9 million and $411.9 million, respectively. These amounts reflect reductions in required debt service achieved through the restructuring of debt service. The Governor’s Fiscal Year 2014 Budget Message includes a recommended appropriation in the amount of $343.9 million for Fiscal Year 2014, representing principal and interest payments for general obligation bonds. This recommendation reflects the anticipated savings from utilizing available, uncommitted amounts held in general obligation bond funds and from normal reductions in scheduled payments for existing general obligation bond debt service.

The Governor’s Fiscal Year 2014 Budget Message also recommends $2,646.4 million for debt service on obligations supported by State revenue subject to annual appropriation. The total Fiscal Year 2014 general obligation bonds and obligations supported by State revenue subject to annual appropriation debt service appropriations is $2,990.3 million or approximately 9.1 % of total State recommended appropriations for Fiscal Year 2014. Such recommended appropriations offset prior-year reductions resulting from the restructuring of debt service, take into account projected increases in debt service due to planned future issuances of bonds and notes, make use of available uncommitted amounts and residual project balances held in general obligation bond funds, and are net of projected debt service savings due to planned debt restructurings of obligations supported by State revenue subject to annual appropriation as assumed in the Governor’s Fiscal Year 2014 Budget Message.

In Fiscal Year 2014, $1,675.7 million is recommended to make pension contributions to the defined benefit pension plans for State ($570.0 million), PreK-12 education ($986.0 million), local government ($74.0 million), and higher education ($45.7 million) employees, whose benefits are funded by the State. The Fiscal Year 2014 payment is the largest pension contribution in State history and represents an increase of $646.4 million over the Fiscal Year 2013 appropriation of $1,029.3 million.

The Governor’s Fiscal Year 2014 Budget Message includes anticipated total savings of $234 million due to an increase in employee health contributions. This amount represents an additional savings of $84.4 million from the prior year. The 2011 pension and health benefits reform (P.L.2011, c.78) (“Chapter 78”) changed employee contributions from a percentage of salary (1.5%) to a percentage of medical and prescription drug premium costs, whichever is greater. The premium-based contributions are being phased-in over a four year period. In Fiscal Year 2014, the third year of the phase-in, those percentages are expected to range from 2.3% to 26.3%.

The Governor’s Fiscal Year 2014 Budget Message recommends $8,574.0 million in PreK-12 formula aid, an increase of $110.8 million from Fiscal Year 2013. This level of funding includes aid to support school districts based on population and actual students served with various modifications to the statutory base funding formula. Two new formula aid categories are included that provide aid to districts that have experienced rapid enrollment growth and aid to districts that are spending significantly below the State-defined adequacy level. Additional aid is recommended to ensure that no district receives less total K-12 formula aid than in Fiscal Year 2013.

The New Jersey Medical and Health Sciences Education Restructuring Act (P.L.2012, c.45) (“Restructuring Act”) established University Hospital in Newark as an instrumentality of the State and further provides that State funding provided to University Hospital shall be sufficient to maintain the level of community services provided on the effective date of the Restructuring Act and to maintain University Hospital as an acute care facility and trauma center. In addition, the State believes it will assist University Hospital, to the extent possible consistent with applicable law, in the refinancing of the portion of University of Medicine and Dentistry debt attributable to University Hospital. Because the fiscal impact of these requirements, if any, was not known at the time of its submission, the Governor’s Fiscal Year 2014 Budget Message includes a general provision to provide additional sums as may be needed to University Hospital to maintain its core operating functions.

The State’s reliance on non-recurring resources is expected to continue to declining in Fiscal Year 2014, representing only 3% of the Budget compared to 13% in Fiscal Year 2010. Of the $1.1 billion of non-recurring resources, $77 million is due to the continued phase in of business tax reductions begun in Fiscal Year 2012. Another $289 million reflects revenue initiatives, including a $152 million transfer from the Clean Energy Fund to the General Fund and $100 million in expected legal settlements. The remainder of the non-recurring resources allows offsets to appropriations in the amount of $620 million. Two items comprise the bulk of these appropriation offsets: debt restructuring/defeasance savings of $272 million and the utilization of $324 million of resources from the New Jersey Turnpike Authority to offset appropriations for New Jersey Transit and maintenance costs. The latter resource had originally been intended to provide pay-as-you-go capital funding under the original New Jersey Transportation Capital Plan. Due to the availability of approximately $250 million in bond premium, proposed changes to the categorical allocations of project spending between federal and State sources, and the prioritization of federally funded projects, the change in planned application of the Turnpike resource from the Fiscal Year 2014 Transportation Capital Plan will not trigger borrowing beyond that originally contemplated under the New Jersey Transportation Capital Plan.

Potential Changes in Fiscal Year 2013 Ending Fund Balance

The Fiscal Year 2013 projected ending fund balance is $375.3 million, substantially less than the $648.1 million ending fund balance anticipated in the Fiscal Year 2013 Appropriations Act. The State assumed that supplemental funding of $512 million would be required during Fiscal Year 2013. The largest single component of supplemental funding was $222 million for increased costs of the Medicaid and FamilyCare programs, based on a combination of factors including the delayed approval of the Medicaid Comprehensive Waiver, diminished anticipated savings from anti-fraud activities and a one-time federal claim adjustment. The State claimed that these increased costs also reflected expenditure trends of certain medical services exceeding expectations, and a reduction to the federal match rate on certain FamilyCare participants. The State also included $61 million for the employee Social Security Tax account, $35 million for State health benefit projected costs exceeding resources, $30 million for snow removal and various other adjustments.

The State indicated that Super Storm Sandy had not had an appreciably negative impact on the State finances. However, the State anticipated a Fiscal Year 2013 supplemental appropriation of $40 million for contingencies related to Super Storm Sandy. These funds would be utilized for State costs not covered by federal funds. The State expected that any unspent portions would carry over into Fiscal Year 2014. As of March 27, 2013, the State was evaluating the utilization of these funds because the assessment of needs was still ongoing.

To support these projected supplemental needs, the State identified $769 million of lapses. The State expected Homestead Benefits originally scheduled to be paid during Fiscal Year 2013 to be deferred until August 2013, during Fiscal Year 2014. The State expects this to save $392 million in Fiscal Year 2013. The State expects to make only one payment of Homestead Benefits during Fiscal Year 2014. Another significant lapse is $110 million from the debt service accounted for Transportation Trust Fund Authority bonds. Two thirds of this amount was the result of a later debt issuance as well as a planned refunding while the remainder reflects savings from the federal Build America Bonds subsidy. The State expected the balance of lapses to come from numerous other accounts, primarily due to under-spending related to changes in trend assumptions, program delays and managing costs.

Appropriations of Federal Aid

The Governor’s Fiscal 2014 Budget Message implements the health care expansion of the federal Patient Protection and Affordable Care Act (“PPACA”). This will expand Medicaid coverage by an estimated 104,000 individuals effective January 1, 2014. Since the State already has a very extensive Medicaid program, this expansion has the benefit of 100% federal funding for certain populations, such as FamilyCare adults and those on General Assistance, that the State had already been funding on a 50/50 basis with the federal government. It is estimated that this will reduce the State’s Fiscal Year 2014 costs by $227.4 million. At the same time, however, PPACA will increase State costs in other areas. For example, the individual mandate and associated tax penalties may encourage additional enrollment in the regular Medicaid program, which is expected to maintain its 50/50 State/federal cost share. It is estimated that this possibility and other facets of PPACA will increase State Medicaid costs by $42.3 million. Due to the unprecedented nature of the individual mandate, actual costs related to enrollment could be significantly higher or lower than those estimated in the Governor’s Fiscal Year 2014 Budget Message. The State reserves the right to file a State Plan Amendment to withdraw from the program expansion.

In addition, Medicaid disallowances may be issued in federal Fiscal Year 2013 or 2014 (which ends September 30, 2014) based on a series of federal Office of the Inspector General program audits of claim documentation and cost allocation methodologies. The Department of Human Services disputes these findings and is taking steps to minimize the final impact of these audits. As of March 27, 2013, a total of fifteen audits totaling approximately $343.1 million are currently in draft or final form, but due to possible revisions or appeals, the final amounts and timing of any repayments are uncertain. As of March 27, 2013, the State has reserved $46.5 million in federal revenues to offset these potential disallowances. See also “LITIGATION—Medicaid, Tort, Contract, Workers’ Compensation and Other Claims”.

The Medicaid Comprehensive Waiver (the “Waiver”) received final federal approval in October 2012. Under the Waiver, New Jersey was expected to expand managed care programs to include managed long-term services and supports, and to expand home and community-based services. Additionally, the Waiver combined several existing waiver programs under a single demonstration program and establishes a new hospital funding pool to promote health delivery system transformation.

The Governor’s Fiscal Year 2014 Budget Message assumes federal approval of a new method of reimbursing hospitals currently receiving $167 million from the Hospital Relief Subsidy Fund. The Governor’s Fiscal Year 2014 Budget Message anticipates $83.3 million in federal Medicaid matching funds to support hospital payments from a Delivery System Reform Incentive Payments pool. Federal approval of this new funding mechanism, which replaces the Hospital Relief Subsidy Fund, is pending with the Centers for Medicare and Medicaid Services.

On January 2, 2013, the U.S. Congress adopted the American Taxpayer Relief Act of 2012 which continued federal funding of the Emergency Unemployment Compensation (“EUC”) program through calendar 2013. If the program is not continued beyond then, there could be an increase in the State’s welfare caseloads. The State projected that the expiration of EUC could cost the State’s Temporary Assistance to Needy Families (“TANF”) program less than $5 million in Fiscal Year 2014.

Also ongoing is the effort to evaluate the impact of the federal Budget Control Act of 2011. However, it is believed that most reductions in federal fiscal year 2013 federal funds will not have a material impact on the State or any State department programs. Some of the programs affected include: the Low Income Home Energy Assistance program; WIC—Supplemental Feeding Program; UI state Administration Base Allocation; Emergency Unemployment Benefits; Rehabilitation Services—Basic State Grant; Ryan White—HIV/AIDS Part A and Part B. Other reductions will affect local governments and school districts and are not anticipated to impact State finances. The Governor’s Fiscal Year 2014 Budget Message includes $3 million of contingency funding for flexibility to deal with any critical impacts of the federal sequester.

State Unemployment Insurance Trust Fund

In Fiscal Year 2012, the Unemployment Insurance Trust Fund (the “Trust Fund”), which provides funding for unemployment benefits in the State, received approximately $2.7 billion in contributions from employers and workers while paying out approximately $2.6 billion in regular, annual State unemployment benefits (excluding benefits paid entirely by the federal government) on a cash basis. In Fiscal Year 2013, contributions from employers and workers are expected to approximate $2.8 billion, while regular State unemployment benefits are expected to approximate $2.5 billion. Contributions from employers and workers are expected to approximate $3.0 billion, while regular State unemployment benefits are expected to approximate $2.4 billion. As of February 28, 2013, the State had borrowed $1.0 billion from the U.S. Department of Labor for cash advances to provide funding for unemployment insurance benefits. The State expects to fully repay these federal loans during Fiscal Year 2014. Repayments of these advances are solely the obligation of the Trust Fund and are not obligations of the State’s General Fund.

Under current law, the unemployment tax rate imposed on employers during a fiscal year is determined by State statutory formula based on the status of the Trust Fund in relation to total taxable wages as of March 31st of the preceding fiscal year. Because the Trust Fund is considered in deficit until the federal loans are repaid, such statutory formula provides for an increase in the employer tax rate. Subsequent legislation limited increases in employer taxes in Fiscal Year 2011, Fiscal Year 2012, and Fiscal Year 2013 to less than that called for by such statutory formula. No change in the employee rate has occurred.

Programs Funded Under Recommended Appropriations in Fiscal Year 2014

Of the $32,921.3 million recommended for Fiscal Year 2014 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund, $14,069.5 million (42.8%) is recommended for State Aid, $9,975.9 million (30.3%) is recommended for Grants-in-Aid, $7,139.1 million (21.7%) is recommended for Direct State Services, $1,392.9 million (4.2%) is recommended for Capital Construction and $343.9 million (1.0%) is recommended for Debt Service on State General Obligation Bonds.

State Aid

State Aid is the largest portion of Fiscal Year 2014 recommended appropriations. These consist of payments to, or on behalf of, local government entities including counties, municipalities and school districts, to assist them in carrying out their local responsibilities.

The largest State Aid recommended appropriation, in the amount of $12,387.5 million, is recommended for local preschool, elementary and secondary education programs. Of this amount, $8,574.0 million in formula aid for PreK-12 education, including School Choice Aid, is to be distributed. This level of funding includes aid to support school districts based on population and actual students served with various improvements to the base funding formula. Two new formula aid categories are included that provide aid to districts that have experienced rapid enrollment growth and aid to districts that are spending significantly below the State-defined adequacy level. Additional aid is recommended to ensure that no district receives less total K-12 formula aid than in Fiscal Year 2013. In addition to formula aid for PreK- 12 education, $522.5 million is recommended for debt service on School Construction Bonds issued by the New Jersey Economic Development Authority, $67.4 million is recommended in School Building Aid to school districts, and $57.4 million is recommended for School Construction Debt Service Aid to school districts. Also, $2,896.4 million is recommended on behalf of school districts as the employers’ share of the social security and teachers’ pensions and benefits programs, including debt service on pension obligation bonds.

Recommended appropriations to the Department of Community Affairs total $676.0 million in State Aid for Fiscal Year 2014. Consolidated Municipal Property Tax Relief Aid is recommended in the amount of $575.9 million. These recommended appropriations also include $94.5 million for the Transitional Aid to Localities program. Under this program, aid is awarded through a competitive process and requires recipient municipalities to submit to additional State oversight, with the goal of reducing reliance on this aid in the future.

Recommended appropriations for the Department of Human Services total $501.1 million in State Aid for Fiscal Year 2014. The principal programs funded by these recommended appropriations are $363.8 million for various income maintenance programs for the economically disadvantaged and $130.2 million for patients in county psychiatric hospitals.

Recommended appropriations for the Department of the Treasury total $434.6 million in State Aid for Fiscal Year 2014. The principal programs funded by these recommended appropriations are aid to county colleges ($195.5 million) and the cost of property tax deductions for seniors, citizens with disabilities, and veterans ($74.0 million).

Grants-in-Aid

The second largest portion of the recommended appropriations in Fiscal Year 2014 is for Grants-in-Aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of services on behalf of the State. The amount recommended in Fiscal Year 2014 for Grants-in-Aid is $9,975.9 million.

$5,366.4 million is recommended for programs administered by the Department of Human Services. Of that amount, $3,880.9 million is for medical services provided under the Medicaid program (excluding FamilyCare), $600.7 million is for community programs for the developmentally disabled, $371.7 million is for community programs for the mentally ill, $172.2 million is for health insurance for adults and children through the FamilyCare program, $157.5 million is for assistance programs for the economically disadvantaged and homeless, $75.5 million is for Pharmaceutical Assistance to the Aged and Disabled, $45.6 is for other programs for the aged, and $34.9 million is for addiction services.

$949.6 million is recommended for the Department of the Treasury. Included in this amount is $400.5 million for the Fiscal Year 2014 Homestead Benefit Program, which is to provide credits directly on local property tax bills for eligible homeowners. Eligible seniors and disabled homeowners earning up to $150,000 and all other eligible homeowners earning up to $75,000 are slated to receive benefits under the same formula as in Fiscal Year 2012. The Homestead Benefits originally scheduled to be paid during Fiscal Year 2013 is to be deferred until Fiscal Year 2014. The Fiscal Year 2014 program is expected to only provide one benefit payment, which is to be for the benefits deferred from Fiscal Year 2013. Also included in the recommended appropriation is $214.2 million for the Senior and Disabled Citizens’ Property Tax Freeze, which reimburses eligible senior and disabled homeowners earning up to $70,000 for increases in property taxes paid compared to their first year of program eligibility. Fiscal Year 2014 is expected to be the third consecutive year of the current program, following a one-year freeze on enrollment and benefit levels in Fiscal Year 2011. The recommended appropriation for the Department of the Treasury also includes $175.0 million for Business Employment Incentive Program grants, and $63.8 million for energy assistance programs in the Board of Public Utilities.

$781.9 million is recommended for programs administered by the Department of Children and Families. Of that amount, $424.7 million is for child protective and permanency services, $296.1 million is for children’s system of care services, and $61.1 million is for community programs intended to prevent child abuse and neglect.

$718.7 million is recommended for State colleges and universities. Other higher education recommended appropriations are $459.5 million for various grant programs including $405.1 million for student financial assistance, $43.9 million for debt service on the Higher Education Capital Improvement Program, and $6.5 million for debt service for the Dormitory Safety Trust Fund. In addition, $944.7 million is recommended for fringe benefit costs of State college and university employees.

$305.4 million is recommended for programs administered by the Department of Health. Of that amount, $134.6 million is for Health Care Systems Analysis, $86.0 million is for the Early Childhood Intervention Program, $33.3 million is for Public Health Protection Services, and $21.7 million is for AIDS services.

$104.9 million is recommended for the Department of Corrections (including the State Parole Board), consisting of $64.7 million for the purchase of community services, $36.1 million for alternative parole programs and $4.1 million for payments to county penal facilities to house State inmates.

$73.2 million is recommended for the Department of Transportation for bus and railroad subsidies.

Direct State Services

The third largest portion of the recommended appropriations in Fiscal Year 2014 is to Direct State Services, which supports the operation of State government’s departments, the Executive Office, several commissions, the State Legislature and the Judiciary. In Fiscal Year 2014, recommended appropriations for Direct State Services aggregate to $7,139.1 million.

$2,477.7 million is recommended in the Interdepartmental Accounts for fringe benefits for active and retired State employees, including health benefits ($1,346.1 million), pensions and non-contributory insurance ($613.2 million), employer taxes ($393.5 million), and a portion of the debt service on State Pension Funding bonds ($124.9 million) issued by the New Jersey Economic Development Authority. In addition, $54.9 million is recommended for Fiscal Year 2014 to fund across-the-board (“ATB”) salary increases and contractual employee increments for eligible employees. The Governor’s Fiscal Year 2014 Budget Message funds a 1% ATB increase for most civilian employees. Civilian contracts also include a one-time $450 bonus, not added to base salary, for employees ineligible for step increments. Ratified agreements do not provide any other salary increases in Fiscal Year 2014.

$959.1 million is recommended for the Department of Corrections (including the State Parole Board) and $542.4 million is recommended for the Department of Law and Public Safety (including the Juvenile Justice Commission). Among programs funded by these recommended appropriations are the administration of the State’s correctional facilities and parole activities, and the investigative and enforcement activities of the State Police.

$627.7 million is recommended for programs administered by the Department of Human Services. Of that amount, $494.7 million is recommended for mental health and developmentally disabled programs, including the operation of four psychiatric institutions ($279.2 million), and seven developmental centers ($159.0 million); $36.2 million is recommended for administration of the various income maintenance programs, including Work First New Jersey; and $36.0 million is recommended for administration of the Medicaid program.

$268.0 million is recommended for programs administered by the Department of Children and Families for various children’s services programs.

$211.0 million is recommended for the Department of Environmental Protection for the protection of air, land, water, forest, wildlife and shellfish resources and for the provision of outdoor recreational facilities.

$92.4 million is recommended for the Department of Labor and Workforce Development for the administration of programs for workers compensation, unemployment and temporary disability insurance, workforce development, health safety inspection, and the Civil Service Commission.

$44.7 million is recommended for the Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway system and winter operations.

$45.5 million is recommended for the Department of Health for the prevention and treatment of diseases, regulation of health care facilities and the uncompensated care program.

Capital Construction

Capital Construction is funded by a combination of “pay-as-you-go” appropriations and bond proceeds. The Governor’s Fiscal Year 2014 Budget Message includes recommended appropriations of $1,392.9 million for capital construction pay-as-you-go and debt service on bonds issued to fund capital construction. This amount includes $1,160.5 million for transportation debt service, which is being credited to the Transportation Trust Fund Subaccounts of the General Fund. Of the remainder, $97.7 million is for payments for debt service on bonds issued for open space and farmland preservation and is being credited to the Garden State Preservation Trust Fund Account of the General Fund, and $36.6 million is for debt service on New Jersey Building Authority bonds. Pay-as-you-go appropriations include $40.6 million for hazardous substance remediation and brownfields, $31.5 million is for shore protection and flood control projects, $16.0 million is for capital improvements for parks, forestry and wildlife management areas, and $10.0 million is for statewide life safety and emergency projects.

All recommended appropriations for such capital projects are subject to the prior review and recommendation of the New Jersey Commission on Capital Budgeting and Planning (the “Commission”). The Commission is charged with the preparation of the State’s seven-year Capital Improvement Plan. The Capital Improvement Plan is a detailed account of capital construction projects requested by State departments, agencies and institutions of higher education for the next three fiscal years and forecasts as to the requirements for capital projects for the four fiscal years following. The Capital Improvement Plan includes the Commission’s recommendations as to the priority of such capital projects and the means of funding them. The Capital Improvement Plan is also required to include a report on the State’s overall debt. This debt report includes information on the outstanding general obligation debt and debt service costs for the prior fiscal year, the current fiscal year, and the estimated amount for the subsequent five fiscal years. The report also provides similar information on capital leases and installment obligations. P.L. 2009, c.304, enacted in January 2010, requires that the debt report also include data on other State liabilities as well as the unfunded actuarial accrued liability for pension plans and the actuarial accrued liability for other post-employment medical benefits.

For Fiscal Year 2014, requests for Capital Construction funding were substantially greater than the amount recommended by the Commission. The recommended appropriations for Capital Construction contained in the Governor’s Fiscal Year 2014 Budget Message are largely based on the recommendations of the Commission. There can be no assurance that the amounts appropriated are sufficient to maintain or improve the State’s capital facilities and infrastructure assets, or that such capital funding requests will not be substantially greater in future years.

LITIGATION

The following are cases pending or threatened, as of March 27, 2013, in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

Disability Rights New Jersey et al. v. Jennifer Velez (II). Plaintiff, DRNJ, and two clients of the New Jersey Department of Human Services, Division of Developmental Disabilities (“Department”) filed this action on September 29, 2005. On October 7, 2005, Plaintiff served defendant, Commissioner of Human Services (“Commissioner”) with a summons complaint and waiver of service. Plaintiff alleges that the Department is in violation of Title II of the Americans With Disabilities Act (the “ADA”), as interpreted in Olmstead v. L. C., 527 U.S. 581 (1999); Section 504 of the Rehabilitation Act; and the Medicaid Act. Plaintiff is seeking declaratory and prospective injunctive relief, attorneys fees, litigation expenses and other relief. More specifically, Plaintiff seeks community placements for the people that Plaintiff alleges are in State-operated developmental centers while awaiting community placement. The State filed its answer on December 5, 2005.

On February 1, 2008, Plaintiff filed an amended complaint, alleging that the Commissioner is in violation of the Fourteenth Amendment to the United States Constitution and the ADA because the Commissioner fails to provide for commitment hearings before a developmentally disabled individual is admitted to a State developmental center and fails to provide for ongoing commitment hearings during an individual’s continued residence at a State developmental center. In addition, Plaintiff seeks injunctive relief requiring that the State conduct hearings on notice and with representation for the developmentally disabled individual prior to admission and annually thereafter. Pursuant to L. 2006, c. 61, on May 21, 2007, the Department submitted to the State Legislature an eight-year plan to make community placements for all people who are assessed to be appropriate for community placement and wish to be so placed. The State filed its answer on June 4, 2007. On March 25, 2010, both parties moved for summary judgment. On September 24, 2010, both parties’ motions were denied by the court. On February 3, 2011, Plaintiff filed a motion to amend the complaint, seeking to add three new plaintiffs. On April 7, 2011, the court permitted Plaintiff to amend the complaint and add two new plaintiffs. On April 21, 2011, plaintiffs filed a second amended complaint. On May 26, 2011, the Department filed an answer to the second amended complaint. Disability Rights New Jersey et al. v. Jennifer Velez (II) and Disability Rights New Jersey v. Jennifer Velez (III) have both been settled in one agreement which was fully executed on February 26, 2013, and filed with the court on March 4, 2013. The parties agreed to a pace by which the State will transition eligible individuals from receiving care in State developmental centers to receiving care in community-based settings, with the federal government reimbursing the State for approximately one-third of the costs.

Disability Rights New Jersey v. Jennifer Velez (III). Plaintiff, DRNJ, filed suit on April 23, 2008 against the Commissioner of the Department of Human Services seeking relief for individuals who are eligible for services from the Department of Human Services, Division of Developmental Disabilities (the “Department”), seeking reformation of the Department’s Home and Community Based Waiver services, which are implemented by the Department pursuant to State and federal law. Part of that cost is borne by the federal government as part of the New Jersey Community Care Waiver, which is part of the State’s Medicaid plan. DRNJ alleges that there are approximately 8,000 developmentally disabled persons on the waiting list for community placements. Although both State law and the Medicaid Act allow waiting lists, DRNJ’s suit, brought under 42 U.S.C.A. § 1983, alleges that the waiver program, as currently utilized, violates Title II of the ADA, Section 504 of the Rehabilitation Act, and Sections 1396a(a)(8) and 1396n(c)(2)(C) and (d)(2)(c) of the Medicaid Act. DRNJ sought an injunction requiring the State to provide the community services within specified reasonable time frames and to eliminate the waiting list within 3 years, as well as other relief, attorneys’ fees other and costs. The State filed a motion for a more definite statement and to strike portions of the complaint, which motion was granted by the court on September 9, 2008. DRNJ filed an amended complaint on September 26, 2008. The State filed a motion to dismiss the complaint on December 31, 2008. The United States Attorney’s Office was notified of the federal constitutional challenges involved in the motion to dismiss and filed a brief in opposition on June 29, 2009. On July 23, 2009, the court denied the State’s motion to dismiss the complaint. This matter has settled as more fully described above.

FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection. This lawsuit was filed in Superior Court, Law Division, Hunterdon County on May 27, 2008 by FiberMark North America, Inc. (“FiberMark”) as owner of the Warren Glen waste water treatment facility (“Warren Glen”) in Hunterdon County against the New Jersey Department of Environmental Protection (“NJDEP”). FiberMark’s complaint asserts claims against NJDEP under the New Jersey Eminent Domain Act, N.J.S.A. 20:3-1 et seq., Article 1, Paragraph 20 of the State Constitution and the 5th and 14th Amendments of the United States Constitution, and for trespass, private nuisance, negligence and dangerous condition under the New Jersey Tort Claims Act, N.J.S.A. 59:1-1 et seq. Specifically, FiberMark alleges that NJDEP is responsible for unpermitted discharges of landfill pollutants into FiberMark’s waste water treatment lagoon #1 at Warren Glen from a neighboring landfill. FiberMark also claims that it has suffered damages due to incurred maintenance costs for Warren Glen, taxes, utility fees, license fees and operating fees and costs associated with Warren Glen, costs to operate the wastewater treatment system for Warren Glen, costs associated with delay in the clean-up of Warren Glen under the Industrial Site Recovery Act statutes, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.

FiberMark claims it is the successor to a 1991 landfill agreement (“1991 Agreement”), by which FiberMark was obligated to receive and treat leachate from the neighboring landfill in FiberMark’s waste water treatment lagoons before discharge into the Musconetcong River. FiberMark claims that as part of a voluntary Chapter 11 bankruptcy petition for reorganization filed in the State of Vermont, the bankruptcy court granted FiberMark’s motion to reject the 1991 Agreement on June 23, 2005. FiberMark claims it has had no responsibility to treat the leachate from the neighboring landfill since that date and has suffered damages from NJDEP’s alleged illegal discharges of leachate onto Warren Glen, and that NJDEP forced FiberMark to continue treating leachate discharged from the neighboring landfill from March 2006 through September 13, 2007. In April 2007, NJDEP successfully rerouted the leachate so that it no longer runs onto Warren Glen and is permanently enjoined, on a prospective basis, from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment entered into by the parties on September 12, 2007 in a related case, FiberMark North America Inc. v. Jackson, previously filed in the United States District Court. The State filed its answer to FiberMark’s complaint filed in State court on June 23, 2008. The trial on this matter began on May 4, 2009. At the conclusion of FiberMark’s presentation of its case on May 7, 2009, NJDEP moved to dismiss the matter, which the court granted. On May 26, 2009, Fibermark filed several motions with the court. Fibermark also filed a notice of appeal with the Appellate Division. On July 6, 2009, Fibermark filed a motion with the Appellate Division requesting the Appellate Division compel the court to decide the motions previously filed with the court. By order dated September 18, 2009, the Appellate Division temporarily remanded the matter for 30 days to the court, for the trial judge to rule on the post-judgment motions previously filed with the court. On October 23, 2009, the court issued a decision from the bench denying FiberMark’s motions. On October 28, 2009, the trial judge issued a written Supplemental Memorandum of Decision on Motion. This matter was returned to the Appellate Division. Oral argument was held on May 3, 2011. On August 5, 2011, the Appellate Division issued a decision affirming the trial court’s decision in part, reversing in part and remanding for further proceedings.

The Appellate Division affirmed the trial court’s dismissal of FiberMark’s continuing trespass, continuing dangerous condition, and inverse condemnation claims. In addition, the panel affirmed the trial court’s denial of FiberMark’s motion to amend its pleadings. The Appellate Division agreed with the trial court’s conclusion that FiberMark should not be permitted to seek damages based on allegations that FiberMark sold Warren Glen for a reduced amount after an option for the sale of the property fell through on account of the leachate.

However, the Appellate Division reversed the trial court’s dismissal of the nuisance claim and remanded this claim to the trial court. Specifically, the Appellate Division concluded that the issue of whether NJDEP’s actions to stop the leachate flow were reasonable could not be resolved against FiberMark in the context of a motion to dismiss. The Appellate Division also ruled held that FiberMark should be permitted to seek reimbursement for the costs it incurred in continuing to operate the leachate treatment lagoons after it stopped operating the paper mill.

FiberMark filed a notice of petition for certification with the Supreme Court on August 24, 2011 and, on September 19, 2011, the Supreme Court notified the parties that the FiberMark notice of petition for certification was filed out of time. The trial court has declined to stay the proceedings on remand, and NJDEP filed a motion for summary judgment on the nuisance claims remanded to the trial court on October 5, 2011. On February 15, 2012, a jury trial commenced in this matter. On February 22, 2012, the jury returned a verdict in favor of NJDEP, finding that NJDEP did not commit a nuisance. On March 7, 2012, FiberMark filed a motion seeking a new trial. The trial court denied FiberMark’s motion for a new trial on April 27, 2012. On June 18, 2012, FiberMark filed a notice of appeal. As of March 27, 2013, briefing of this matter had commenced, but is currently tolled pending submission of a brief acceptable to the Appellate Division by FiberMark. The State has indicated that it is vigorously defending this matter.

New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, the New Jersey Department of Environmental Protection (“NJDEP”), the Commissioner of NJDEP, and the Administrator of the New Jersey Spill Compensation Fund (collectively, “Plaintiffs”) filed suit in the Superior Court, Law Division, Essex County against Occidental Chemical Corporation (“Occidental”), Maxus Energy Corporation (“Maxus”), Tierra Solutions, Inc. (“Tierra”), Repsol YPF, S.A. (“Repsol”), YPF, S.A.

(“YPF”), YPF Holdings, Inc. and CLH Holdings, Inc. seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation, a predecessor of defendant Occidental. In November 2008, Maxus and Tierra filed counterclaims against the Plaintiffs seeking, among other things, (a) contribution under the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 to -23.24 (the “Spill Act”), for an equitable share of any Passaic River cleanup and removal costs and damages for which Maxus and Tierra may be found liable, (b) claims under the State Environmental Rights Act, N.J.S.A. 2A:35A-1 to 35A-14, and an injunction against the issuance of permits issued in violation of N.J.S.A. 58:14-7 and -8; (c) the abatement of discharges of untreated or inadequately treated wastewater in the Newark Bay Complex; the abatement of pollution sources from outside the Newark Bay Complex; and an order removing NJDEP as trustee for natural resources within the Newark Bay Complex, (d) a judgment finding NJDEP liable for aiding and abetting discharges of polluting matter into the Passaic River, and an injunction prohibiting NJDEP from permitting or condoning the further discharge of polluting matter into the Passaic River or its tributaries, (e) the reduction or extinction of any judgment rendered against Maxus and Tierra under the doctrine of recoupment, (f) a judgment that NJDEP is liable for public nuisance in the event that all or part of the Newark Bay Complex is determined to be a public nuisance, (g) an order imposing on the Plaintiffs an equitable share of any relief the court might order on the Plaintiffs’ public nuisance claims, (h) an order setting off the Plaintiffs’ share of liability for discharges of hazardous substances into the Newark Bay Complex and an order setting off any benefits that the Plaintiffs have received from activities that contaminated the Newark Bay Complex against any liability that Maxus and Tierra may have, and (i) contribution for a proportionate share of cleanup and removal costs, damages or other losses for which Maxus and Tierra may be held liable or that they have incurred or may incur for the Newark Bay Complex. In February 2009, Maxus and Tierra filed third party complaints against the State, the State Department of Agriculture (“NJDA”), New Jersey Transit and the Department of Transportation (“NJDOT”), among others, seeking contribution from each of these third party defendants. With respect to NJDOT, Maxus and Tierra allege that hazardous substances were discharged into the Newark Bay Complex from the Kearny Oil Lake Site while NJDOT owned and operated that site and that NJDOT is a discharger under the Spill Act. With respect to the NJDA, Maxus and Tierra allege that mosquito spraying conducted by the NJDA in the vicinity of the Passaic River or its tributaries contributed to the contamination in the Passaic River. NJDOT and NJDA joined in separate motions to dismiss portions of the third party complaint filed by Maxus and Tierra. In December 2010, the Special Master assigned to this matter recommended the dismissal of certain of Maxus and Tierra’s counterclaims against Plaintiffs and cross claims against the State, as a third-party defendant. Specifically, the Special Master recommended dismissal of Maxus and Tierra’s claims: (1) against NJDEP and the State involving their regulatory roles, including those for failure to enforce the law; (2) involving the State’s ownership of submerged lands; (3) alleging that NJDEP and/or the State improperly issued certain permits; (4) against NJDEP involving spraying of DDT; (5) against NJDEP and the State involving the Kearny Oil Lake site; and (6) against NJDEP and the State alleging violation of the Public Trust Doctrine. Maxus and Tierra appealed the Special Master’s recommendation to the court. On March 8, 2011, the court adopted the Special Master’s recommendations and dismissed certain of Maxus and Tierra’s claims against NJDEP and all of the claims against the State, as third party defendant. The dismissal of these claims against the State, as third party defendant, and against NJDEP were embodied in an order dated May 11, 2011.

On January 26, 2011, the Special Master recommended the denial of the motions of NJDOT and NJDA to dismiss portions of the third party complaint filed by Maxus and Tierra. NJDOT and NJDA filed motions to appeal the Special Master’s recommendation during February 2011. In April 2011, the court upheld the recommendations of the Special Master and denied NJDOT, NJDA and other third party defendants’ motions to dismiss. On May 25, 2011, the Appellate Division granted certain third party defendants’ requests for leave to appeal the court’s denials of the motions to dismiss. The third party defendants filed motions to stay the trial proceedings with the court, but the court denied those motions. The third party defendants thereafter filed motions to stay proceedings at the trial level with the Appellate Division, which denied those motions on September 6, 2011. The denials of the motions to dismiss were affirmed by the Appellate Division on April 24, 2012. On September 21, 2012, the court ordered a ninety day stay of certain third party proceedings, including those against NJDOT and NJDA, pending the outcome of settlement negotiations. As of March 27, 2013, this stay has been continued until further order of the court.

On July 19, 2011, the court ruled that Occidental, as the successor to Diamond Shamrock Chemicals Company (“Diamond Shamrock”), is strictly, jointly and severally liable under the Spill Act for all cleanup and removal costs associated with the hazardous substances discharged by Diamond Shamrock from the Lister Avenue Site into the Passaic River between 1951 and 1969. A similar judgment was rendered under the Spill Act against Tierra on August 24, 2011, on the basis that Tierra, the current owner of Diamond Shamrock’s Lister Avenue Site, knowingly took title to the contaminated Lister Avenue Site. The court also granted Occidental’s motion for partial summary judgment against Tierra, finding that Tierra was liable to Occidental in contribution on the same basis. On that same date, Occidental also obtained a judgment against Maxus on a claim for indemnity under a 1986 Stock Purchase Agreement, whereby Occidental purchased all of the stock of Diamond Shamrock from Maxus. The court found that Maxus was liable to Occidental in perpetuity for any cleanup and removal costs paid by Occidental as the successor to Diamond Shamrock. On May 21, 2012, the court granted the State’s motion for partial summary judgment against Maxus on liability, finding Maxus, as the alter ego of Tierra, strictly liable, jointly and severally under the Spill Act for all cleanup and removal costs associated with the hazardous substances discharged at and from the Lister Avenue site. The judgment against Maxus concluded the liability phase of the action. As of March 27, 2013, the damages phase of this litigation had been stayed until further order of the court.

As of March 27, 2013, the Plaintiffs’ and Occidental’s fraudulent conveyance/alter ego claims against Repsol and YPF were scheduled to be tried in February, 2014. Both the Plaintiffs and Occidental have alleged that Repsol and YPF committed a fraud upon both parties by systematically stripping assets from Maxus and leaving it unable to satisfy any Passaic River cleanup liabilities that may be imposed upon Maxus. On January 22, 2013, attorneys for the State and approximately 265 Third-Party Defendants informed the court that they reached preliminary agreement on a proposed Consent Judgment to settle certain claims. On February 14, 2013, attorneys for the State and all of the original defendants except Occidental informed the court that they had agreed on a confidential term sheet setting forth a framework to resolve the claims between them. By way of order dated February 14, 2013, the court provided the parties with sixty days to negotiate the settlement agreement. On March 26, 2013, the Third-Party Defendants and the NJDEP reported to the court that a requisite number of Third-Party Defendants had approved the settlement as embodied in the proposed Consent Judgment. As of March 27, 2013, the Consent Judgment was to be subject to an extensive administrative and judicial approval process that the State expected to culminate in a fairness hearing before the court sometime in late 2013. The State has indicated that it is vigorously defending this matter.

Powell v. State. On September 12, 2011, seven State and local employees filed suit in Superior Court, Law Division, Mercer County, subsequently transferred to Burlington County, against the State, various Executive Branch officials, and the State Legislature challenging various provisions of Chapter 78 that concern health benefits on various State constitutional law grounds, including Article I, Section 19 (Right to Organize Clause), Article IV, Section 7, Para. 9 (Special Legislation Clause), Article IV, Section 6, Para. 1 (Taxation Clause), Article VIII, Section 1, Para. 7 (Bill Origination Clause) and Article VI, Section 6, Para. 6 (Diminution Clause of Judicial Compensation Clause). On October 20, 2011 and November 16, 2011, respectively, the State Legislative Branch Defendants and the State Executive Branch Defendants filed motions to dismiss for failure to state a claim upon which relief may be granted. The court bifurcated the State Legislative Branch Defendants’ motion to dismiss from the State Executive Branch Defendants’ motion to dismiss. The court granted the State Legislative Branch Defendants’ motion to dismiss on August 24, 2012. Oral argument on the State Executive Branch Defendants’ motion to dismiss was scheduled for September 28, 2012. However, on September 27, 2012, Judge Baldwin adjourned on his own initiative, the oral argument on the State Executive Defendants’ motion to dismiss. Judge Baldwin also adjourned on his own initiative the hearing on the State Executive Defendants’ motion to dismiss. On March 8, 2013, the court granted the State Executive Defendants’ motion to dismiss. The State has indicated that it is vigorously defending this matter.

Berg v. Christie. On December 2, 2011, a number of retired Deputy Attorneys General and retired Assistant Attorneys General filed a lawsuit in Superior Court, Law Division, Mercer County against various State officials challenging the constitutionality of Section 25 of Chapter 78, which temporarily suspends the payment of pension adjustments to retired public employees. The plaintiffs allege violation of multiple provisions of both the State and federal constitutions and seek monetary damages, injunctive relief, and a declaratory judgment. On February 2, 2012, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted. Plaintiffs’ opposition brief and cross-motion for summary judgment was filed on March 16, 2012. On April 16, 2012, the New Jersey Education Association and other labor organizations (collectively, the “NJEA”) filed a motion to intervene or, in the alternative, to be permitted to submit an amicus brief. On April 20, 2012, the Plaintiffs and the State submitted letters opposing NJEA’s motion to participate as an intervenor or amicus. On April 23, 2012, the court granted NJEA’s motion to intervene permissively. On June 7, 2012, the court entered an Order granting the State’s motion to dismiss, denying Plaintiffs’ cross-motion for summary judgment, and dismissing Plaintiffs’ Complaint. On June 20, 2012, the court issued an amended Order that 1) converted the State’s motion to dismiss into a motion for summary judgment, 2) granted the State’s motion for summary judgment, 3) denied the Plaintiffs’ cross-motion for summary judgment, 4) dismissed the Plaintiffs’ Complaint, 5) dismissed NJEA’s Complaint-in-Intervention, and 6) vacated its June 7, 2012 Order. Plaintiffs filed an appeal on August 1, 2012. The NJEA, as Plaintiff-Intervenors, filed a notice of appeal and a motion to consolidate their appeal with the appeal that the Berg Plaintiffs’ have filed. On October 4, 2012, the Appellate Division consolidated Berg v. Christie and the appeal of the NJEA Plaintiff-Intervenors which challenged the provision of Chapter 78 that temporarily suspends future COLA payments. As of March 27, 2013 the parties were briefing the matter. The State has indicated that it is vigorously defending this matter.

New Jersey Education Association, et al. v. State of New Jersey, et al. Plaintiffs, active and retired members of PERS, PFRS, and TPAF, challenged the constitutionality of Chapter 78, claiming the suspension of cost of living adjustments, increased pension contributions, delegation of authority to pension committees, and increased contributions for medical benefits in retirement violated the State and federal constitutions. Additionally, the plaintiffs challenged Chapter 78 on constitutional grounds, including impairment of contract, substantive and procedural due process, takings, and promissory estoppel. Plaintiffs were seeking declaratory and injunctive relief. On April 12, 2012, Plaintiffs filed a complaint in the Law Division, Mercer County in which they raised all of the same claims that they had raised in federal court, with the exception of the underfunding of the pension systems which had been previously litigated and lost. The State’s responsive pleading was filed on May 17, 2012. The parties agreed to hold the new State case in abeyance pending the Law Division’s decision in Berg v. Christie (see above). The Court ordered the parties to submit letters regarding whether the case should continue to be held in abeyance pending resolution of all appeals in Berg v. Christie.

Oracle International Corporation v. Director, Division of Taxation. On or about March 25, 2009, Oracle International Corporation (“Oracle”) filed a complaint contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) December 17, 2008, Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 2001, through May 31, 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds, including that Oracle does not have nexus to the State and that the State’s throw out rule under N.J. S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and federal constitutions. As of March 27, 2013, discovery was ongoing. The State has indicated that it intends to vigorously defend this matter.

Pfizer Inc. et al. v. Director, Division of Taxation. Two taxpayers, Pfizer Inc. (“Pfizer”) and Whirlpool Properties, Inc. (“Whirlpool”), challenge the New Jersey Tax Court’s affirmance of the facial constitutionality of the Corporation Business Tax (“CBT”) “Throw-Out Rule,” which affects the amount of taxable income taxpayers “allocate” to the State. In pursuit of their facial challenges, the taxpayers asserted that the Throw-Out Rule (which requires the exclusion of certain receipts from the CBT “allocation formula”) violates the Due Process and Commerce Clauses of the United States Constitution as well as various equitable principles. Two amici curiae further claimed that the Throw-Out Rule violates the Supremacy Clause of the United States Constitution. On May 29, 2008, the Tax Court granted the Division’s cross-motion to sustain the facial constitutionality of the Throw-Out Rule. The Tax Court found that, on its face, this rule did not violate any of the constitutional provisions raised. Taxpayers’ “as-applied” challenges remain. The taxpayers sought interlocutory review in the Appellate Division, which was denied. In August 2008, Pfizer and Whirlpool sought leave for interlocutory review in the New Jersey Supreme Court. The New Jersey Supreme Court granted interlocutory review, but concurrently remanded to the Appellate Division for review on the merits. All parties briefed the facial constitutionality issue and the Appellate Division heard oral argument on November 16, 2009. On July 12, 2010, the Appellate Division affirmed the Tax Court’s decision on the facial constitutionality of the Throw-Out Rule. On October 21, 2010, the Supreme Court granted the taxpayers’ motion for leave to appeal. On May 3, 2011, Pfizer and the Division settled the dispute concerning the facial constitutionality of the Throw-Out Rule. On May 4, 2011, the Whirlpool matter was argued before the Supreme Court. By a unanimous opinion dated July 28, 2011, the New Jersey Supreme Court affirmed, with modification, the facial constitutionality of the Throw-Out Rule. As of March 27, 2013, Whirlpool’s “as applied” constitutional challenge remained for adjudication by the Tax Court of New Jersey. Discovery in this matter was ongoing with respect to Whirlpool’s “as applied” constitutional challenge. Whirlpool has filed a motion for partial summary judgment. The State has indicated that it is vigorously defending this matter.

Banc of America Consumer Card Holdings Corporation v. Director, Division of Taxation. On or about August 5, 2011, Banc of America Consumer Card Holdings Corporation (“BOA”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s May 9, 2011 denial of a CBT refund for tax periods January 1, 2006 through December 31, 2008. BOA does not challenge the State’s jurisdiction to impose CBT. BOA alleges that its income from intangibles should be sourced to BOA’s alleged commercial domicile outside of the State. The State filed an answer to the complaint on October 4, 2011, and an amended answer on March 6, 2012. As of March 27, 2013, the case was in discovery. The State has indicated that it is vigorously defending this matter.

New Cingular Wireless, PCS, LLC v. Director, Division of Taxation. On or about August 4, 2012, New Cingular Wireless, PCS, LLC (“New Cingular”) filed a complaint in the Tax Court, contesting the Division’s October 5, 2011 denial of a Sales and Use Tax refund claim on behalf of its customers for tax periods November 1, 2005 through September 30, 2010. The Division denied New Cingular’s claim for refund on the grounds that a portion of its claim is barred by the statute of limitations and that New Cingular had not demonstrated that it refunded the applicable Sales and Use Tax to its customers before filing its claim with the Division, as required by statute. Furthermore, the State does not permit a refund claim on behalf of a class. The State filed its answer on March 5, 2012. The court gave a preliminary ruling in favor of New Cingular with a published opinion expected in March 2013. The State has indicated that it is vigorously defending this matter.

DeVry Educational Development Corporation v. Director, Division of Taxation. On February 23, 2012, DeVry Educational Development Corporation (“DeVry”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s November 22, 2011, Final Determination. The Division concluded that DeVry is subject to CBT commencing July 1, 2002 and is required to file returns. DeVry alleges that it is not subject to tax, and alternatively if it is subject, that the repealed Throw Out Rule is unconstitutional, on its face and as applied. The Division filed an Answer to Complaint on June 6, 2012. As of March 27, 2013, discovery was ongoing. The State has indicated that it intends to vigorously defend this matter.

Challenges to L. 2010, c. 25. On September 23, 2010, American Express Travel Related Services Company, Inc. (“AMEX”) filed suit against the State Treasurer and State’s Unclaimed Property Administrator (the “State Defendants”) challenging the establishment of an abandonment period for travelers checks under the State’s unclaimed property laws enacted as part of L. 2010, c. 25 (“Chapter 25”) as unconstitutional under the Contracts Clause, the Commerce Clause, the Due Process and Takings Clause of the Fifth Amendment and the Fourteenth Amendment of the United States Constitution and seeking injunctive relief against the State Defendants from enforcing Chapter 25. On November 13, 2010, the U.S. District Court ruled on AMEX’s order to show cause and found that AMEX failed to establish a reasonable likelihood of success on its claims challenging the provisions of Chapter 25 which are applicable to travelers checks. On November 15, 2010, the U.S. Court of Appeals for the Third Circuit, on motion by AMEX, granted a preliminary injunction. In a related matter, on September 30, 2010, the New Jersey Retail Merchants Association (“NJRMA”) filed suit against the State Defendants challenging the revisions to the priority scheme applicable to gift cards, gift certificates, stored value cards and stored value certificates as void and unenforceable under the priority scheme doctrine established under Texas v. New Jersey, 379 U.S. 674 (1965), to determine which state could escheat abandoned intangible property, as unconstitutional under the Contracts Clause, the Takings Clause of the Fifth Amendment and the Due Process Clause of the Fourteenth Amendment and seeking injunctive relief against the State Defendants from enforcing Chapter 25.

In subsequently filed related matters, on October 5, 2010, the New Jersey Food Council (“Food Council”) and on October 11, 2010, American Express Prepaid Card Management Corporation (“AMEX PCMC”) filed separate suits against the State Defendants challenging the reduction in the abandonment period for gift cards and stored value cards under the State’s unclaimed property laws enacted as part of Chapter 25 as in violation of the federal CARD Act (15 U. S. C. 16931-1) which precludes the issuers of gift cards from imposing expiration dates earlier than five years, challenging the revisions to the priority scheme applicable to gift cards and stored value cards as void and unenforceable under the priority scheme doctrine established under Texas v. New Jersey, as unconstitutional under the Contracts Clause, Takings Clause and Due Process Clause of the State Constitution, as unconstitutional under the Contracts Clause, the Takings Clause and Due Process Clause of the Fifth and Fourteenth Amendments of the United States Constitution and seeking injunctive relief against the State Defendants from enforcing Chapter 25.

On October 25, 2010, Merchants Express Money Order Company, Inc. (“MEMO”) filed suit against the State Defendants challenging the provisions of Chapter 25 applicable to money orders. MEMO alleges that the provisions of Chapter 25 applicable to money orders is unconstitutional under the Contracts Clause, Takings Clause and Due Process Clause of the State Constitution, unconstitutional under the Contracts Clause, the Takings Clause and Due Process Clause of the Fifth and Fourteenth Amendments to the United States Constitution and is seeking injunctive relief against the State Defendants from enforcing Chapter 25. On November 18, 2010, the U.S. District Court denied MEMO’s motion for preliminary injunctive relief. MEMO immediately filed a notice of appeal. Subsequent to MEMO filing its notice of appeal, MEMO and the State Defendants reached a settlement of this and two other matters pending in State court. Pursuant to the settlement, MEMO will report unclaimed money orders to the State according to the period of abandonment established in Chapter 25, subject to deduction of applicable service fees.

On November 13, 2010, the U.S. District Court concluded that the plaintiffs established a reasonable likelihood of success on the federal preemption and Contracts Clause claims and enjoined: (a) the place of purchase presumption of Chapter 25, and as administered by subsequent State Treasurer guidance; and (b) the retroactive application of the unclaimed property laws to stored value cards redeemable only for goods and services (i.e. not redeemable for cash). On December 7, 2010, the State Defendants appealed those aspects of the November 13th Order related to stored value cards to the Third Circuit. On January 31, 2011, the Third Circuit enjoined the requirement that businesses selling stored value cards collect the zip code information from purchasers pending consideration of the issue by the full panel. On February 8, 2011, the Third Circuit granted the motions for stays pending appeal in the AMEX, NJRMA, Food Council and AMEX PCMC matters. On January 5, 2012, the Third Circuit affirmed the U.S. District Court’s opinion. On April 5, 2012, the Third Circuit stayed its decision affirming the U.S. District Court’s opinion pending the filing and disposition of a petition for writ of certiorari to the U.S. Supreme Court. AMEX filed their petition for writ of certiorari on July 23, 2012. The U.S. Supreme Court denied AMEX’s petition for writ of certiorari on October 1, 2012. In addition, the U.S. Supreme Court denied the State’s petition for writ of certiorari in the Food Council and AMEX PCMC matter on October 29, 2012.

James Liik, et al v. New Jersey Department of Corrections and Civil Service Commission. This matter was filed in the Mercer County, New Jersey Superior Court, Law Division in November 2009 (the “2009 Case”). The Liik plaintiffs, five senior corrections officers and the New Jersey Policemen Benevolent Associations Local 105, filed a complaint on their own behalf and on behalf of all similarly situated individuals, demanding lost wages and benefits they allegedly would have received but for their improper designation as non-employee trainees under a 1998 pilot program that established correction officer recruit trainee as a new job classification. Recruit trainees under the program were considered students, rather than regular employees, and they were paid a weekly stipend while in training, rather than the salary of a corrections officer recruit. The complaint alleged a violation of constitutional due process principles, a violation of state statutory civil rights protections, a breach of a statutory and regulatory contract, a breach of a quasi-contract, a breach of an implied in fact contract and that the 1998 pilot program unjustly enriched the State because of the failure of the State to pay wages and benefits of a regular employee to recruit trainees. The complaint also demands punitive damages, as well as attorney fees and costs.

This action was filed shortly after the Appellate Division’s decision in James Liik, et al. v. New Jersey Department of Personnel and New Jersey Department of Corrections. The prior complaint asserted that the defendants acted outside their authority by designating plaintiffs and paying them as recruit trainees allegedly in violation of provisions of the Civil Service Act, the Administrative Procedure Act and the federal Fair Labor Standards Act. In July 2009, the Appellate Division ruled that the 1998 pilot program was statutorily authorized for one year and that the program could not continue beyond one year without rulemaking. Accordingly, the court held that the program was void after one year because it had not been continued by regulation. No damages were awarded in the prior action. The prior action has been concluded and is not subject to appeal.

The State defendants filed motions to dismiss the complaint in the 2009 Case and the Liik plaintiffs filed a cross-motion for summary judgment. The trial court dismissed all causes of action, except for the implied-in-fact contract claim, and judgment in favor of the plaintiffs was entered on this claim. In addition, the trial court granted a motion by the Liik plaintiffs to certify the lawsuit as a class action consisting of all recruit trainees during the years 1999 to 2009. On August 18, 2011, the State filed a motion for leave to appeal the trial court’s order denying the State’s motion to dismiss the complaint in its entirety and the granting of summary judgment to the plaintiffs on the their implied-in-fact contract claim. On October 7, 2011, the Appellate Division denied the State’s motion for leave to appeal. As of March 27, 2013, discovery was continuing on the issue of damages on the implied in fact contract claim. The State filed a motion for partial summary judgment on the issue of damages on April 11, 2012. The State has indicated that it is vigorously defending this matter.

In re Failure of Council on Affordable Housing to Adopt Trust Fund Commitment Regulations. On July 2, 2012, Fair Share Housing Center (“FSHC”) sought and received permission to file an emergent motion with the Superior Court, Appellate Division to obtain an immediate preliminary injunction, and subsequently upon briefing and argument, a permanent injunction against the Council on Affordable Housing (“COAH”) from requiring municipalities to transfer balances in their municipal affordable housing trust funds uncommitted within four years from the date of collection to the “New Jersey Affordable Housing Trust Fund” (the “AH Trust Fund”), established pursuant to section 20 of L.1985, c.222 (C.52:27D-320), as amended by L.2008, c.46 (C.52:27D-329.1 et al.), until COAH adopts regulations that define what constitutes a “commitment” by the municipality to spend such monies. Pursuant to the Fiscal Year 2013 Appropriations Act, an amount not to exceed $200 million of monies received in the AH Trust Fund shall be deposited in the State General Fund as State revenue. Amounts appropriated in the Fiscal Year 2013 Appropriations Act for the provision of programs for affordable housing for households and individuals with low and moderate incomes shall be credited against such funds deposited into the State General Fund from the AH Trust Fund. Oral argument in this matter was held on July 13, 2012. The Appellate Division denied the request for restraint. While denying injunctive relief, the Appellate Division noted that it expected the State to provide affected municipalities with adequate notice and an opportunity to contest a transfer of municipal affordable housing trust funds. On August 10, 2012, in a separate, distinct matter, in response to FSHC’s motion to enforce litigant’s rights, the Appellate Division issued an order enjoining the transfer or request for transfer of uncommitted municipal affordable housing trust funds until COAH meets and authorizes the transfer or request for transfer of such funds. On September 6, 2012, FSHC served a motion for summary disposition, or in the alternative, preliminary injunction. In response, the State filed a cross-motion for summary judgment. The Appellate Division denied both motions by order dated October 24, 2012. Subsequently, the Appellate Division granted motions by the League of Municipalities and several towns to intervene. The State has indicated that it is vigorously defending these matters.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the NJDEP denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that NJDEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that NJDEP could not approve development of the 80 remaining acres without first adopting rules. Since NJDEP had not adopted rules, the trial court held that NJDEP’s development offer of 64 homes on the 80 acres was ineffective and NJDEP was liable for a taking of the property. The State filed an appeal of the trial court’s decision and East Cape May Associates filed a cross-appeal. Oral argument was held on May 14, 2001. On July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before NJDEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. East Cape May Associates petitioned the New Jersey Supreme Court for certification of this decision, which was denied. Upon remand from the Appellate Division, NJDEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies have expressed opposition to the proposed settlement. On May 25, 2012, East Cape May Associates served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process. The NJDEP has initiated the reconsideration process pursuant to the regulations. The State has indicated that it is vigorously defending this matter.

Medicaid, Tort, Contract, Workers’ Compensation and Other Claims. As of March 27, 2013, the Office of the Inspector General of the U.S. Department of Health & Human Services (“OIG”) had conducted and was conducting various audits of Medicaid claims for different programs administered by the New Jersey Department of Human Services (“NJDHS”). These audits spanned time periods between July 27, 2003 and December 31, 2007. The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommended that certain claims submitted by NJDHS be disallowed. OIG submitted its recommendations on disallowances to the Centers for Medicare and Medicaid Services (“CMS”) which may, in whole or in part, accept or disagree with the OIG’s recommendations. If the OIG’s recommendations are not challenged by the State or are upheld by CMS, NJDHS will be required to refund the amount of any disallowances. However, NJDHS was disputing OIG’s audit findings as of March 27, 2013. In addition, the State reserved certain revenues that would mitigate, but not completely offset, the State’s exposure assuming CMS upholds the OIG’s recommended claim disallowances. The State cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These audits and any future audits of Medicaid claims submitted by NJDHS may result in claim disallowances which may be significant. As of March 27, 2013, the State had indicated that it was unable to estimate its exposure for these claim disallowances.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State has indicated that it is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State has indicated that it is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims by employees against the State and State agencies seeking recovery for workers’ compensation claims that are primarily paid out of the fund created pursuant to the New Jersey Workers’ Compensation Law (N.J.S.A. 35:15-1 et seq.). Claimants in such matters are seeking recovery for personal injuries suffered by a claimant by accident arising out of and in the course of the claimant’s employment due to the employer’s negligence. The State has indicated that it is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). An independent study estimated an aggregate potential exposure of $149,400,000 for tort and medical malpractice claims pending as of December 31, 2011. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State has indicated that it is unable to estimate its exposure for these claims.

* * * * *

ADDITIONAL CONSIDERATIONS

New Jersey municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New Jersey state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement, dated June 19, 2013. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such Annual Information Statement and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The U.S. Economy

Growth in the national economy accelerated during the first quarter of calendar year 2013, following a dismal fourth quarter of calendar year 2012. Real U.S. gross domestic product (“GDP”) grew 2.5 percent in the first quarter of 2013, following fourth quarter growth of 0.4 percent. The acceleration in the first quarter was largely due to stronger household spending and a smaller decline in government spending than the 15 percent drop observed in the last quarter of 2012. Housing and pent-up demand for autos were positive areas, while as of June 19, 2013 the recent strength in equities and home prices likely also contributed by boosting household balance sheets and helping to offset the adverse impact of the tax increases on consumer spending. First quarter growth in 2013 may also have been buttressed by the acceleration of several components of taxable income into late 2012—including wages, dividends, and capital gains realizations—in advance of a Federal tax increase on high-income taxpayers that passed as part of the Federal government’s fiscal cliff compromise. As of June 19, 2013, real U.S. GDP growth of 2.1 percent was projected for calendar year 2013, following growth of 2.2 percent for calendar year 2012.

Real household spending grew a strong 3.2 percent in the first quarter of calendar year 2013, in part due to the reasons cited above; growth of 2.4 percent is projected for all of calendar year 2013. Steady household spending growth is expected to be supported by a gradually improving labor market and rising wealth, but higher taxes are still expected to take their toll and keep real spending growth below 3 percent until calendar year 2014. Nonresidential investment grew 1.6 percent in the first quarter of calendar year 2013, following 13.2 percent growth in the fourth quarter of calendar year 2012, which was likely the result of an acceleration of spending into the end of 2012 related to Federal investment tax incentives. As of June 19, 2013, the overall outlook for private investment in calendar year 2013 remained tepid.

With the Federal spending sequester gradually kicking in, as of June 19, 2013, the U.S. economy was expected to exhibit weaker growth of 1.4 percent in the second quarter of calendar year 2013. Real government spending is expected to fall by 2.9 percent for calendar year 2013. Although cold weather may have been a factor in depressing March 2013 job growth, the anticipation of government spending cuts may have combined with weak global demand to reduce private sector job gains to a monthly average of 165,000 for March and April 2013, compared to 187,200 jobs for the final six months of 2012 and 241,500 jobs for the first two months of 2013. Employment growth of 1.5 percent is projected for all of calendar year 2013, accompanied by wage growth of 3.8 percent. Overall personal income growth of 3.1 percent is projected for calendar year 2013.

Based on the foregoing, the economic outlook provided by the State Division of Budget (“DOB”) continued to call for tepid but improving growth over the course of calendar year 2013. However, there are significant risks to this forecast. The Federal sequester impact could result in a much larger decline in government spending than anticipated in the coming months, resulting in a greater loss of government jobs or private jobs related to government investment. As of June 19, 2013, it appeared that the full impact of the payroll tax hike might have either been delayed or was mitigated by the effect of the rise in equity markets or the acceleration in income for tax purposes. However, slower equity price growth could have the reverse impact on household spending. As of June 19, 2013, the global economy was expected to improve, but the Euro-area and Japanese economies remained extremely weak, while emerging market growth remained slower than in the early phase of the recovery. Slower export growth than expected could negatively affect growth in U.S. corporate profits, investment, and jobs. As of June 19, 2013, the Bank of Japan had shifted to a much more activist monetary policy than had been tried in the recent past. If that policy succeeds, global economic growth could exceed expectations, resulting in a faster upturn in the demand for U.S. exports. Energy prices continue to be volatile and a risk to the household consumption forecast, while stronger than anticipated home and equity price growth present upside risks to household spending. Finally, displays of political gridlock surrounding deficit reduction could impact overall economic activity well beyond those sectors directly affected by spending cuts.

The New York Economy

As of June 19, 2013, the pace of New York private sector job growth had continued, following the devastating impact of Superstorm Sandy. The State had continued to exhibit robust growth in professional and business services, private educational services, and tourism-related leisure and hospitality services. As of June 19, 2013, private sector employment growth overall of 1.6 percent was projected in each of calendar years 2013 and 2014. In contrast, public sector employment was expected to continue to decline in 2014. With the ongoing downsizing of the State finance and government sectors, the first three quarters of calendar year 2012 exhibited unusually weak income growth. However, that trend appeared to have reversed in the fourth quarter due to the acceleration of wages, dividends, and capital gains in advance of the Federal tax increase. Wage growth of 3.2 percent was projected for calendar year 2013, followed by growth of 5.0 percent for calendar year 2014; total personal income growth of 2.5 percent was projected for calendar year 2013, followed by 5.4 percent growth for calendar year 2014.

All of the risks to the U.S. forecast apply to the State forecast as well, although the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York as the nation’s financial capital. In addition, with Wall Street still adjusting its compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to forecast. Securities industry revenues have in the past been a useful predictor of bonus payouts, but that relationship had become a much less reliable indicator in recent years. Moreover, with Federal fiscal policy in flux, potential changes in the taxpayer behavior in response to possible changes in Federal tax law create an additional layer of uncertainty. A weaker than projected labor market could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the State economy, depressing employment, wage, and household spending growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers, acquisitions, and other Wall Street activities, could result in higher wage and bonus growth than projected.

Economic and Demographic Trends

In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the downturn that began in 2008, though New York experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2000, but as of June 19, 2013, the gap between them had closed, with the State rate below that of the nation from the start of the national recession through the end of 2011, but rose above the national rate again in 2012. Total State nonagricultural employment has declined as a share of national nonagricultural employment.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially over time. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

FINANCIAL PLAN OVERVIEW

General Fund Cash Basis Financial Plan

SUMMARY OF PRELIMINARY UNAUDITED RESULTS FOR FISCAL YEAR 2013

General Fund receipts, including transfers from other funds, totaled $58.78 billion. Disbursements, including transfers to other funds, totaled $58.96 billion. The State ended fiscal year 2013 with a General Fund balance of $1.61 billion, a decrease of $177 million from fiscal year 2012 results, which reflected the difference between receipts and disbursements. The change in the General Fund balance from fiscal year 2012 results reflected the planned use of balances set aside for: (a) the costs of labor settlements reached in fiscal year 2013 that covered prior contract periods, and (b) disbursements from Community Projects Fund re-appropriations, offset by an increase in the undesignated fund balance.

Receipts for fiscal year 2013 fell $281 million below earlier projections. Tax receipts exceeded planned levels by $251 million, with stronger than anticipated collections for business taxes ($214 million) and personal income taxes ($82 million) offset in part by lower receipts from sales and use taxes ($15 million) and other taxes ($30 million). Miscellaneous receipts and non-tax transfers were $532 million below planned levels. This was due in part to the timing of transfers from other funds to the General Fund, and to lower than expected miscellaneous receipts collections for certain fines and fees. All planned tax refunds were made according to schedule.

General Fund disbursements, including transfers to other funds, were $417 million lower than estimated in earlier projections. Disbursements for disaster assistance related to recent natural disasters, were approximately $100 million below estimated levels in fiscal year 2013. These costs were expected to be incurred by the General Fund in fiscal year 2014. In addition, disbursements fell below planned levels in a number of areas, including, but not limited to, Mental Hygiene ($98 million), the Office of Children and Family Services (“OCFS”) ($57 million), and the Judiciary ($36 million). Before the end of fiscal year 2013, the State pre-paid from General Fund resources approximately $203 million in certain debt service not due until fiscal year 2014.

The General Fund closing balance of $1.61 billion in fiscal year 2013 was $136 million higher than estimated in earlier projections. The balance consisted of $1.47 billion in statutory reserves, $77 million reserved for labor settlements covering prior contract periods, $13 million reserved for debt management, and

$100 million in an undesignated fund balance. The Enacted Budget assumes that an undesignated balance of $100 million at the close of fiscal year 2013 will be used in fiscal year 2014 to cover the timing of certain costs related to disaster assistance that were budgeted in fiscal year 2013, but as of June 19, 2013 were expected to be charged to the General Fund in fiscal year 2014. See the description of fiscal year 2013 in the “Prior Fiscal Years” section herein for more information.

OVERVIEW OF FISCAL YEAR 2014

In developing the Executive Budget proposal for fiscal year 2014, DOB estimated that, if no corrective actions were taken, the State would face a projected General Fund budget gap of $1.35 billion for fiscal year 2014. The General Fund budget gaps in future years were projected at $4.0 billion in fiscal year 2015, $5.2 billion in fiscal year 2016, and $5.7 billion in fiscal year 2017. Budget gaps represent the difference between: (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and (b) the expected level of resources to pay for them. The General Fund gap estimates were based on a number of assumptions and projections developed by DOB in consultation with other State agencies.

On January 22, 2013, the Governor submitted his Executive Budget proposal for fiscal year 2014, and made amendments thereto through February 21, 2013, as permitted by law. On February 25, 2013, DOB issued the Executive Budget Financial Plan, as amended, which included projections for fiscal years 2013 through 2017 that reflected the estimated impact of the Governor’s Executive Budget proposal. The Governor’s Executive Budget proposed measures (the “gap-closing plan”) that, if enacted without modification, were expected to be sufficient to eliminate the General Fund budget gap of $1.35 billion in fiscal year 2014, and to reduce the future projected budget gaps to $2.1 billion in fiscal year 2015, $3.6 billion in fiscal year 2016, and $4.2 billion in fiscal year 2017.

On March 28, 2013, the Legislature completed final action on the budget for fiscal year 2014, which began on April 1, 2013. Consistent with past practice, the Legislature enacted the annual debt service appropriations in advance of the other appropriations (the debt service appropriations were passed on March 20, 2013). On April 10, 2013, the Governor completed his review of all budget bills, including the veto of certain line-item appropriations, none of which had a material impact on the Financial Plan.

DOB estimates that the Enacted Budget for fiscal year 2014 is balanced in the General Fund on a cash basis, eliminating the gap in fiscal year 2014 and reducing future projected budget gaps to $2.0 billion in fiscal year 2015 and $2.9 billion in both fiscal year 2016 and fiscal year 2017. See “Financial Plan Overview—Explanation of the Fiscal Year 2014 Enacted Budget Gap-Closing Plan” for a detailed summary of the General Fund gap-closing plan for fiscal year 2014, and “Financial Plan Overview—Risks and Uncertainties Related to the State Financial Plan” for a discussion of risks that have the potential to affect the Financial Plan.

Receipts

General Fund receipts, including transfers from other funds, are expected to total $61.3 billion in fiscal year 2014, an annual increase of $2.5 billion (4.2 percent). Tax collections, including transfers of tax receipts to the General Fund after payment of debt service, are expected to total $57.3 billion, an increase of $2.7 billion (5.0 percent).

General Fund personal income tax receipts, including transfers after payment of debt service on State personal income tax revenue bonds, are expected to increase by $2.1 billion (6 percent) from fiscal year 2013. This primarily reflects increases in withholding and extension payments attributable to the 2012 tax year, partially offset by an expected increase in total taxpayer refunds and a decline in 2013 estimated payments.

General Fund user taxes and fees receipts for fiscal year 2014, including transfers after the set aside of pledged receipts for debt service on New York Local Government Assistance Corporation (“LGAC”) and any Sales Tax Revenue Bonds, are estimated to total $12 billion in fiscal year 2014, an increase of $460 million (4 percent) from fiscal year 2013. Legislation enacted with the Fiscal Year 2014 Enacted Budget created a new Sales Tax Revenue Bond Program secured with dedicated revenues consisting of one cent of the State’s four cent sales and use tax. Pursuant to the legislation, the pledged receipts must first be deposited into the new Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that would provide for the payment of debt service on Sales Tax Revenue Bonds, and the balance to be transferred to the General Fund.

General Fund business tax receipts are estimated at $6.4 billion in fiscal year 2014, an increase of $122 million (2 percent) from fiscal year 2013 results. The estimate reflects growth in all business taxes except the corporate utilities tax and bank tax. Growth in corporate franchise, insurance, and petroleum business tax receipts reflected a continuation of patterns seen in fiscal year 2013. Corporation and utilities tax receipts are expected to decline in fiscal year 2014, and the extraordinary growth in bank tax receipts in fiscal year 2013 is not expected to continue in fiscal year 2014.

Other tax receipts in the General Fund are expected to total approximately $1.1 billion in fiscal year 2014, an increase of $35 million (3.4 percent) from fiscal year 2013. This mainly reflects an increase in expected estate tax receipts, offset in part by a decline in real estate transfer tax receipts. The estate tax increase is the result of an expected return in fiscal year 2014 to a number of large estate payments consistent with historical experience. Real estate transfer tax receipts are expected to decline in fiscal year 2014 following the acceleration of receipts from fiscal year 2014 into fiscal year 2013.

General Fund miscellaneous receipts are estimated at $3.1 billion in fiscal year 2014, a decrease of $408 million. The decrease largely reflects a one-time payment in fiscal year 2013 from a settlement between the Department of Financial Services (“DFS”) and Standard Chartered Bank, and lower motor vehicle fee receipts due to the cyclical nature of eight-year license renewals, offset by an expected deposit of $250 million from the State Insurance Fund (“SIF”) reserve release in connection with Workers’ Compensation law changes enacted in the fiscal year 2014 budget.

Non-tax transfers to the General Fund are expected to total $866 million, an increase of $217 million (33 percent) largely due to changes in accounting of certain receipts and greater resources from available fund balances.

General Fund receipts are affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors. For a more comprehensive discussion of the State’s projections for tax receipts, miscellaneous receipts, and transfers, see “State Financial Plan Projections” herein.

Disbursements

General Fund disbursements, including transfers to other funds, are expected to total $61.2 billion in fiscal year 2014, an increase of $2.2 billion (3.7 percent) from fiscal year 2013 results. Local assistance grants are expected to total $40.3 billion, an annual increase of $498 million (1.3 percent). Included within local assistance grants, General Fund disbursements are expected to increase by $180 million for School Aid and $116 million for Medicaid.1 All other local assistance grants, which include, among other things, payments for a range of social services, public health, education, and general purpose aid programs, are expected to increase by $200 million.

[1]	Department of Health Medicaid disbursements only.

State operations disbursements in the General Fund are expected to total $7.6 billion in fiscal year 2014, an annual decrease of $292 million (3.7 percent). Personal service costs are expected to decrease by $449 million, mainly reflecting one-time retroactive payments in fiscal year 2013 made in connection with labor agreements covering prior contract periods. Non-personal service costs were expected to increase by $157 million in fiscal year 2014, in large part due to the timing of certain costs related to disaster assistance.

General State charges are expected to total $5.0 billion, an annual increase of $403 million (8.9 percent). This mainly reflects an increase in the State’s annual pension contribution of $412 million, driven by an increase to the State’s pension contribution rate and an increase in the level of payments associated with prior year pension amortization. The State expects to continue to amortize pension costs in excess of the amortization thresholds established in law. In fiscal year 2014, costs in excess of 12.5 percent of payroll for the Employees Retirement System (“ERS”) and 20.5 percent for the Police and Fire Retirement System (“PFRS”) are expected to be amortized.

General Fund transfers to other funds are expected to total $8.4 billion in fiscal year 2014, a $1.6 billion increase from fiscal year 2013. This increase is partially attributable to the accounting of State University of New York (“SUNY”) operating support as a transfer rather than a direct State Operating expense in the General Fund, and a reduction in Federal aid for Mental Hygiene services, which results in higher State-share costs.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year. For a more comprehensive discussion of the State’s disbursements projections by major activity, see “State Financial Plan Projections” herein.

Closing Balance

DOB projects that the State is to end fiscal year 2014 with a General Fund cash balance of $1.7 billion, an increase of $99 million from fiscal year 2013 results. Balances in the State’s principal “rainy day” reserve funds, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, are expected to remain unchanged in fiscal year 2014. The combined balance of the two funds is equal to approximately 2.1 percent of estimated General Fund disbursements in fiscal year 2014. The Community Projects Fund, which finances discretionary grants allocated by the Legislature and Governor, is expected to decrease by $25 million in fiscal year 2014, reflecting disbursements from existing re-appropriations.

The Financial Plan continues to identify money in the General Fund balance to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for prior contract periods. The amount identified is calculated based on the “pattern” settlement for fiscal years 2008 through 2011 that was agreed to by the State’s largest unions. In fiscal year 2014, DOB estimates the reserve will be reduced by $26 million to fund the fiscal year 2014 costs of a labor settlement reached with the New York State Correctional Officers and Police Benevolent Association (the “NYSCOPBA”) in fiscal year 2013 for prior contract periods. The remaining reserve is expected to be reduced as labor agreements for prior periods are reached with other unions.

The Enacted Budget reserves $263 million for debt management purposes in fiscal year 2014, an increase of $250 million from fiscal year 2013 results. The increase is expected to be funded with certain reserves released by the SIF pursuant to Workers’ Compensation Law changes enacted with the fiscal year 2014 budget.

The Financial Plan assumes that the undesignated balance of $100 million at the close of fiscal year 2013 will be used in its entirety in fiscal year 2014 to cover the timing of certain costs related to disaster assistance that were expected in fiscal year 2013, but as of June 19, 2013 were expected to be incurred by the General Fund in fiscal year 2014.

PROJECTED GENERAL FUND BUDGET GAPS

AS OF JUNE 19, 2013, THE GENERAL FUND BUDGET GAPS FOR FUTURE YEARS WERE PROJECTED AT APPROXIMATELY $2.0 BILLION IN FISCAL YEAR 2015 AND $2.9 BILLION IN BOTH FISCAL YEAR 2016 AND FISCAL YEAR 2017.

EXPLANATION OF THE FISCAL YEAR 2014 ENACTED BUDGET GAP-CLOSING PLAN

The Fiscal Year 2014 Enacted Budget gap-closing plan provides recurring savings and other actions over the Financial Plan period, reducing the General Fund budget gaps by a projected $2.0 billion in fiscal year 2015, $2.3 billion in fiscal year 2016, and $2.7 billion in fiscal year 2017. The Fiscal Year 2015 General Fund budget gap equals approximately 3.2 percent of projected General Fund receipts for fiscal year 2015. In total, the combined General Fund budget gap estimates for fiscal years 2014 through 2017 is approximately $7.8 billion. By comparison, the budget gap closed in fiscal year 2012 alone was estimated at $10 billion.

During negotiations, the Governor and Legislature agreed to approximately $553 million in gross spending restorations and additions to the Executive Budget. Restorations, which are costs from the rejection of certain savings proposals contained in the Executive Budget, totaled approximately $177 million. The impact of the restorations is accounted for in “spending control”. The largest restorations were in the areas of mental hygiene, health care, and education. Additions, which represent distinct new spending added to the Executive Budget by the Legislature, totaled approximately $376 million. The most significant additions were for School Aid and other education programs. The Governor and Legislature also reached agreement on the reprogramming of certain spending initiatives proposed in the Executive Budget.

Resources were identified to fund the restorations and additions, and to provide for a balanced budget in fiscal year 2014. These include forecast revisions to receipts and disbursements, based on updated economic data, receipts collections, and year-end operating results for fiscal year 2013. In addition, $500 million from the SIF reserve release related to Workers’ Compensation Law changes has been redirected from pay-as-you-go capital in fiscal year 2014, as had been proposed in the Executive Budget, to reduce the budget gap in fiscal year 2015. As of June 19, 2013, the total reserve release used to reduce the fiscal year 2015 budget gap totaled $1.0 billion.

SPENDING CONTROL

AGENCY OPERATIONS

Agency Operations include salaries, wages, fringe benefits, and non-personal service costs (i.e., supplies, utilities). Reductions from the fiscal year 2014 current-services forecast for agency operating costs contribute $325 million to the General Fund gap-closing plan for fiscal year 2014.

•

Executive Agencies: Continued workforce management, annualization of savings from closures of facilities, elimination of excess capacity, and efforts to right-size State government are expected to result in lower personal service and fringe benefits costs. The size of the Executive State workforce is projected to remain relatively constant at approximately 120,468 Full-Time Equivalents (FTEs). Additional savings are expected through operational efficiencies as agencies continue to redesign operations to improve service delivery, reduce costs, and eliminate duplicative functions.

•

Independent Officials/University Systems: The budgets for the Legislature, Judiciary, State Comptroller, and the Department of Law do not reflect an annual increase in fiscal year 2014 (compared to the fiscal year 2013 estimates contained in the Fiscal Year 2014 Executive Budget).

•

Fringe Benefits/Fixed Costs: Savings for employee/retiree health care have been achieved through a lower than anticipated 2013 rate renewal increase for the Empire Plan. In addition, savings are expected by making monthly payments (rather than a single payment in March 2014) to the State’s pension system to realize annual interest savings. The earlier payments during the year are expected to be possible due to the State’s improved liquidity position.

LOCAL ASSISTANCE

LOCAL ASSISTANCE SPENDING INCLUDES FINANCIAL AID TO LOCAL GOVERNMENTS AND NON-PROFIT ORGANIZATIONS, AS WELL AS ENTITLEMENT PAYMENTS TO INDIVIDUALS. REDUCTIONS FROM THE FISCAL YEAR 2014 CURRENT-SERVICES FORECAST FOR LOCAL ASSISTANCE INCLUDE BOTH TARGETED ACTIONS AND ADDITIONAL SAVINGS FROM THE CONTINUATION OF PRIOR-YEAR COST CONTAINMENT ACTIONS, WHICH TOGETHER CONTRIBUTE $676 MILLION TO THE GENERAL FUND GAP-CLOSING PLAN. THE MOST SIGNIFICANT GAP-CLOSING ACTIONS IN LOCAL ASSISTANCE INCLUDE:

•

Healthcare: The Enacted Budget reduces disbursements for various public health programs by 5 percent, transfers funding for other public health programs between Health Care Reform Act (“HCRA”) and the General Fund, reduces costs of the Excess Medical Malpractice program, and improves program administration. In addition, savings are realized from re-estimates to fiscal year 2014 disbursement levels.

•

Social Services/Housing: The Enacted Budget authorizes the use of supplemental Federal Temporary Assistance to Needy Families (“TANF”) funding for child care, which is to provide General Fund savings in fiscal year 2014. In addition, resources from the State of New York Mortgage Agency’s (SONYMA’s) excess Mortgage Insurance Fund (MIF) reserves are expected to be used to support the Neighborhood and Rural Preservation Programs and the Rural Rental Assistance program in fiscal years 2014 and 2015.

•

Human Services Cost-of-Living Adjustments (“COLA”)/Trends: The Enacted Budget eliminates the automatic 1.4 percent human services “cost-of-living” increase for fiscal year 2014, and maintains existing rates for mental hygiene programs, including various residential and day programs for individuals with developmental disabilities, and other health and human services programs. In addition, savings are realized from re-estimates to fiscal year 2014 disbursement levels based on fiscal year 2013 operating results.

•

Education: Savings in fiscal year 2014 are realized by the prepayment in March 2013 of School Aid otherwise payable in the first quarter of fiscal year 2014 (the timing has no impact on a school year basis). Financial Plan savings are also realized by the recalculation of future School Aid growth under the statutory cap to reflect DOB’s updated personal income forecast, among other things. In addition, certain school districts were not in compliance with the Annual Professional Performance Review by the January 17, 2013 deadline, and, as a result, they were not eligible for planned increases for the 2012-13 school year.

•

Other Local Programs: Savings are expected to be achieved across multiple functions and program areas. Actions include delays to certain plans associated with mental health bed development, and the establishment of fraud protection mechanisms related to the Science, Technology and Academic Research (“STAR”) program. In addition, projected disbursements for several programs have been revised downward based on fiscal year 2013 results.

DEBT MANAGEMENT

Savings have been realized by the pre-payment, in fiscal year 2013, of debt service due in fiscal year 2014. In addition, savings are expected from, among other things, refunding existing debt at lower interest rates.

INVESTMENTS/INITIATIVES

•

Joint Legislative Additions: During negotiations, the Executive and Legislature agreed to approximately $553 million in gross spending restorations and additions to the Executive Budget proposal for fiscal year 2014. Restorations, which are costs from the rejection of certain Executive Budget savings proposals totaled approximately $177 million. The largest restorations were in the areas of mental hygiene, health care, and education. Additions, which represent distinct new spending added to the Executive Budget proposal by the Legislature, totaled approximately $376 million. The most significant additions were for School Aid and other education programs.

•

Executive Budget Investments: As part of budget negotiations, the Executive and Legislature reached agreement on the reprogramming of certain spending initiatives proposed in the Executive Budget. The largest of these were in the areas of education and health care.

•

Thruway Authority: The personnel and fringe benefit costs for a unit of the New York State Police that handles traffic enforcement for the Thruway Authority, as well as certain operating costs of the Authority, are to be financed from general revenues of the State. The State’s assumption of these costs, which were previously financed by revenues generated from Thruway toll collections, is expected to help the Thruway Authority maintain fiscal stability without an immediate toll increase.

•

Capital Commitment Plan: Consistent with the long-term planning goals of New York Works, DOB has for the first time formulated 10-year capital commitment and disbursement projections for State agencies. The total commitment and disbursement levels permissible over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The Financial Plan reflects the estimated debt service costs from the capital plan.

•

All Other: Other investments and initiatives include, among other things, an accelerated Payment in Lieu of Taxes (PILOT) payment to the City of Albany, the promotion of tourism and economic development opportunities in conjunction with Super Bowl XLVIII, and the advance of Tribal State Compact revenues to the City of Salamanca.

FEDERAL REVENUE REDUCTION PLAN

The Enacted Budget addresses reductions in Federal Medicaid revenue related to reimbursement for State-operated developmental disability services. (See “Financial Plan Overview—Risks and Uncertainties Related to the State Financial Plan” herein.) Savings in the future years of the Financial Plan depend on approval by the Federal government of specific aid.

REVENUES/EXTENDERS

•

18-a Utility Assessment: The Temporary Utility Assessment on electric, gas, water and steam utilities is extended and phased out over three and one-half years beginning in fiscal year 2015. The rate of 2 percent for public utilities is expected to be lowered to 1.75 percent in fiscal year 2016, 1.5 percent in fiscal year 2017 and 0 percent in fiscal year 2018. The rate of 1 percent for Long Island Power Authority (LIPA) is to decrease to 0.75 percent, 0.5 percent and 0 percent over the same timeframe.

•

High Income Charitable Contribution Deduction Limitation: The Enacted Budget extends for three years, starting with tax year 2013, the existing limitation on charitable contribution deductions for New York State and New York City taxpayers with adjusted gross income over $10 million.

•

Warrantless Wage Garnishment: The Enacted Budget allows Department of Taxation and Finance (“DTF”) to garnish wages of delinquent taxpayers without filing a warrant with the Department of State (DOS) or County Clerks. The warrant requirement is replaced with a faster public notification requirement. Warrants offer no additional protection for delinquent taxpayers and requiring counties to receive the warrants from DTF represents an unfunded mandate. Wages are only to be garnished if a taxpayer fails to negotiate a repayment agreement with DTF.

•

Delinquent Taxpayers’ Driver’s Licenses: The Enacted Budget creates a new program to aid in the enforcement of past-due tax liabilities by suspending, with certain exceptions, the New York State driver’s licenses of taxpayers who owe taxes in excess of $10,000. A “past-due tax liability” refers to any tax liability that has become fixed and final such that the taxpayer no longer has any right to administrative or judicial review. The program is to be modeled after the State’s successful use of license suspensions to compel legally owed child support payments.

•

New York Film Production Tax Credit: The Enacted Budget extends the Empire State film production tax credit totaling $420 million per year for an additional five years. Restrictions on the post-production portion of the credit are to be reduced and additional reporting is to be required to document the effectiveness of the credit in creating jobs. In 2015 through 2019, film and post production projects are eligible for an additional 10 percent credit for wages and salaries (excluding writers, directors, music directors, producers and performers) paid as part of projects undertaken in certain upstate New York counties.

•

Tax Modernization Provisions: The tax modernization provisions enacted in 2011, and extended last year, are extended again until December 31, 2016. These provisions, including mandatory e-filing and e-payment for preparers and taxpayers, sales tax payment requirements, and segregated accounts for non-complying vendors, would have otherwise expired at the outset of the tax year 2013 filing season on December 31, 2013.

•

Tax Reductions: The Enacted Budget includes several new tax reductions. These include a refundable $350 credit in each of tax years 2014-2016 to taxpayers with dependents under the age of 17, zero or positive tax liability, and income between $40,000 and $300,000; a refundable tax credit for tax years 2014-2018 for a portion of the minimum wage paid to students age 16-19; a phased in manufacturing tax rate reduction of 9.2 percent in tax year 2014, 12.3 percent in 2015, 15.4 percent in 2016 and 2017, and 25 percent effective tax year 2018; a refundable tax credit for hiring veterans; and a four year refundable tax credit capped at $6 million per year for tax years 2014 through 2017 for hiring unemployed, low-income, or at-risk youth in qualifying areas.

•	Personal Income Tax Brackets and Rates with Indexing: The Enacted Budget extends the December 2011 personal income tax reform program for three additional tax years, 2015-2017.

•

Historic Commercial Properties Rehabilitation Tax Credit: This law change provides assurance to developers who are rehabilitating historic commercial property, or are considering doing so, by extending the existing $5 million per project tax credit for five years (2015-2019) and makes the credit refundable beginning in tax year 2015.

•

Historic Homes Rehabilitation Credit: The Enacted Budget extends for five years the maximum credit amount of $50,000 (scheduled to revert to $25,000), and the refundability of the credit for persons with incomes under $60,000 (scheduled to revert to nonrefundable).

Other

•

Workers’ Compensation Legislation: The Workers’ Compensation Board (“WCB”) assesses its administrative and special fund costs to the industry which includes carriers, the State agency for the SIF, and the self-insurers including municipal self-insurers. Historically, SIF’s share of the various assessments was based on their share of the total paid indemnity reported. As a result, prior to 2013 legislative changes, accounting standards required SIF to accrue and fund a long term assessment liability on its financial statements. Based upon a review of SIF’s financial statements, it had a WCB assessment liability in excess of $2 billion. Legislation passed in 2013 includes a complete redesign of the assessment process to an employer-based assessment that is to require carriers to collect the necessary amounts from the employers and remit amounts directly to the WCB. As a result of this legislation, SIF’s assessments are not to be based on the long-term indemnity. Therefore, accounting standards no longer require SIF to accrue a long term assessment liability. Additionally, the legislation states: “Effective immediately, notwithstanding any law to the contrary, pursuant to the provisions of this chapter, the assessment reserves held by the state insurance fund for the payment of future assessments are no longer required and all funds and investments held by the state insurance fund related to the assessment reserves shall be transferred to the chair of the workers’ compensation board as soon as possible.” The legislation goes on to describe how the funds are to be incrementally transferred from the WCB to the State’s General Fund from April 1, 2013 to April 1, 2016. As a result of the legislation, SIF is expected to release approximately $2 billion in reserves that would no longer be required to fund future liabilities under the assessment and accounting changes provided for in the law. The Financial Plan assumes $250 million of released reserves are to be used in fiscal year 2014 for debt management purposes, and $1.5 billion is to be used to reduce budget gaps in future years ($1 billion in fiscal year 2015 and $250 million in both fiscal year 2018 and fiscal year 2019). The remaining amounts of reserves being released are expected to be used to stabilize SIF premiums for a period of time.

•	Debt Management Set-Aside: The Enacted Budget sets aside an additional $250 million for debt management purposes, which is expected to be financed with $250 million from the release of SIF reserves.

•

Tax Receipts Forecast Revisions: This reflects the net impact of changes to the tax receipts forecast since the release of the original Executive Budget submission in January 2013. It includes adjustments made in the amended Executive Budget Financial Plan and as part of the consensus revenue forecasting process undertaken with the Legislature in March 2013.

•

Undesignated Fund Balance: The Financial Plan assumes that the undesignated balance of $100 million at the close of fiscal year 2013 will be used in fiscal year 2014 to cover the timing of certain costs related to disaster assistance that were budgeted in fiscal year 2013, but as of June 19, 2013 were expected to be charged to the General Fund in fiscal year 2014.

Risks and Uncertainties Related to the State Financial Plan

General

The Enacted Budget Financial Plan is subject to many complex economic, social, financial, and political risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Enacted Budget Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecast in the Enacted Budget Financial Plan.

The Enacted Budget Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of national and international events, such as ongoing instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments on bonus income and capital gains realizations; and the levels of household debt on consumer spending and State tax collections.

Among other factors, the Enacted Budget Financial Plan is subject to various other uncertainties and contingencies relating to the extent, if any, to which wage increases for State employees exceed projected annual wage costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid contemplated by the Enacted Budget Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail herein. The projections and assumptions contained in the Financial Plan are subject to revisions which may reflect substantial adverse changes resulting from the occurrence of one or more uncertainties. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.

Budget Risk and Uncertainties

There can be no assurance that the State’s General Fund budget gaps will not increase materially from the levels projected as of June 19, 2013. If such events were to occur, the State would be required to take additional gap-closing actions. These actions may include, but are not limited to, additional reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the action of the Governor.

The Financial Plan projections assume that School Aid and Medicaid disbursements will be limited to the growth in New York State personal income and the ten-year average growth in the Medicaid component of Consumer Price Index (“CPI”), respectively, however, the Enacted Budget authorizes spending for School Aid to increase in excess of the growth in personal income for school year 2014.

State law grants the Executive certain powers to achieve the Medicaid savings assumed in the Financial Plan. However, there can be no assurance that these powers will be sufficient to limit the rate of annual growth in Department of Health (“DOH”) State Funds Medicaid spending to the levels estimated in the Enacted Budget. In addition, savings are dependent upon timely Federal approvals, revenue performance in the State’s HCRA fund (which finances approximately one-third of the DOH State-share costs of Medicaid), and the participation of health care industry stakeholders.

The forecast contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan, including payments pursuant to the Tribal State Compact that have failed to materialize in prior years; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels projected as of June 19, 2013. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the 2014 fiscal year or future years.

FEDERAL ISSUES

THE STATE RECEIVES A SUBSTANTIAL AMOUNT OF FEDERAL AID FOR HEALTH CARE, EDUCATION, TRANSPORTATION, AND OTHER GOVERNMENTAL PURPOSES. ANY REDUCTION IN FEDERAL FUNDING LEVELS COULD HAVE A MATERIALLY ADVERSE IMPACT ON THE STATE’S FINANCIAL PLAN. IN ADDITION, THE ENACTED BUDGET MAY BE ADVERSELY AFFECTED BY OTHER ACTIONS TAKEN BY THE FEDERAL GOVERNMENT, INCLUDING AUDITS, DISALLOWANCES, AND CHANGES TO FEDERAL PARTICIPATION RATES OR OTHER MEDICAID RULES. ISSUES OF PARTICULAR CONCERN ARE DESCRIBED BELOW.

FEDERAL REIMBURSEMENT FOR STATE MENTAL HYGIENE SERVICES

The Federal government lowered Medicaid developmental disability center payment rates, effective April 1, 2013, which is expected to reduce Federal funding to the State by approximately $1.1 billion beginning in fiscal year 2014. The Enacted Budget includes a plan to address the loss in Federal aid, including $90 million in Office for People with Developmental Disabilities (“OPWDD”) savings associated with reduced administrative costs, enhanced audit recoveries and improved program efficiencies. The plan is subject to implementation risks and is dependent, in part, on the approval of the Federal government. As described below, the Federal Centers for Medicare and Medicaid Services (“CMS”) may seek to retroactively recover Federal funds regarding this matter.

AUDIT DISALLOWANCE

In addition to the reductions in rates that commenced on April 1, 2013, on February 8, 2013, the U.S. Department of Health & Human Services Office of the Inspector General, at the direction of the Federal CMS, began a review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for the Developmentally Disabled (“ICF/DD”). The initial review period includes claims for services provided during the period April l, 2010 through March 31, 2011. As a result of this review, CMS may seek to recover Federal funds for any payments that it determines to have been in excess of Federal requirements. The State has prospectively resolved CMS concerns regarding its payments to ICF/DDs with a State plan change effective April 1, 2013, and continues to have discussions with CMS to resolve these concerns related to the April 1, 2010 through March 31, 2011 period. As noted above, adverse action by the Federal government relative to the allowability of Medicaid costs or services in years prior to fiscal year 2014 is expected to result in a reduction in Federal aid of an estimated $1.1 billion annually. A comparable amount of Federal aid is at risk for any prior period that may be pursued by CMS. Matters of this type are sometimes resolved with a prospective solution (as already commenced by the State), and the State is not aware of any similar attempts by the Federal government to retroactively recover Federal aid of this magnitude that was paid pursuant to an approved State plan. The State continues to seek CMS approval to proceed with the development of a sustainable system of service funding and delivery for individuals with developmental disabilities. However, there can be no assurance that Federal action in this matter will not result in materially adverse changes to the Enacted Budget Financial Plan.

BUDGET CONTROL ACT

The Federal Budget Control Act (“BCA”) of 2011 imposed annual caps on Federal discretionary spending over a ten-year period and mandated an additional $1.2 trillion in deficit reduction, which, if not enacted, would be achieved through the sequestration of funds in Federal Fiscal Year (“FFY”) 2013 and lowered discretionary spending caps in the following years. As the required deficit reduction was not achieved by the March 1, 2013 deadline, an across-the-board 5 percent reduction in FFY 2013 funding for Federal nondefense discretionary programs was implemented. If Congress does not act to otherwise achieve the BCA deficit reduction requirements, DOB estimates that New York State and local governments could lose approximately $5 billion in Federal funding over nine years, mostly from reductions in “pass-through” aid to individuals, school districts, not-for-profit providers, and other beneficiaries.

HEALTH INSURANCE COMPANY CONVERSIONS

State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a “health care conversion”), subject to a number of terms, conditions, and approvals. Under State law, the State is entitled to proceeds from a health care conversion and such proceeds must be used for health care related expenses. The Enacted Budget counts on conversion proceeds of $175 million in fiscal year 2014, and $300 million annually in fiscal years 2015, 2016, and 2017. In recent years, the Financial Plan has counted on similar amounts from conversions, which have not been realized. It is expected that any proceeds received will be deposited into the HCRA account. If estimated proceeds from health care conversions are not realized on the timetable or at the levels assumed in the Enacted Budget, the State may be required to take other actions, such as reducing planned spending in HCRA, or financing additional health care expenses in the General Fund, or both.

STATUS OF LABOR NEGOTIATIONS FOR THE CONTRACT PERIOD STARTING IN FISCAL YEAR 2012

The State has labor contracts with its two largest employee unions, the Civil Service Employees Association (“CSEA”) and the Public Employees Federation (“PEF”), as well as the New York State Police Benevolent Association (“NYSPBA”) (representing the Agency Police Services Unit bargaining unit, formerly Agency Law Enforcement Services), NYSCOPBA, Council 82, and United University Professions (“UUP”). The State has labor contracts with approximately 90 percent of unionized State employees. Generally, the contracts provide for no across-the-board salary increases for fiscal years 2012 through 2014, increases to employee health insurance contributions, and a temporary reduction in employee compensation through a deficit reduction program (“DRP”). Employees are expected to receive a 2 percent salary increase in both fiscal year 2015 and fiscal year 2016; and, at the end of their contract term, the value of fiscal year 2013 deficit reduction adjustments. The PEF and NYSPBA contracts generally mirror the provisions for the other unions, but cover a four-year period, whereas the others cover a five-year period. PEF and NYSPBA-represented employees are expected to receive a 2 percent salary increase in fiscal year 2015. PEF-represented employees are expected to be repaid all DRP adjustments at the end of their contract in lieu of the $1,000 lump sum payment. Employees represented by the UUP ratified their agreement with the State on June 4, 2013. The agreement contains no general salary increases until 2014 and 2015 when there would be 2 percent general salary increases awarded in each year, payments to be awarded by the Chancellor, and performance incentive lump sum payment awarded by campus presidents. UUP-represented employees are also expected to have a DRP. Employees in the unions that have reached settlements with the State received contingent layoff protection through fiscal year 2013 and continued protection for the remaining term of the agreements. Reductions in force due to management decisions to close or restructure facilities authorized by legislation, Spending and Government Efficiency Commission (SAGE) Commission determinations, or material or unanticipated changes in the State’s fiscal circumstances are not covered by this protection.

LABOR SETTLEMENTS FOR PRIOR CONTRACT PERIODS

The Enacted Budget continues to identify a portion of the General Fund balance to cover the costs of a pattern settlement with unions that have not agreed to contracts for prior contract periods. The amount is calculated based on the general salary increases agreed to by the State’s largest unions for the same period. There can be no assurance that actual settlements related to prior periods will not exceed the amounts reserved. In addition, the State’s ability to fund the amounts reserved in fiscal year 2014 and beyond depends on the achievement of balanced budgets in those years. The Enacted Budget does not include reserves for settlements covering the contract period starting in fiscal year 2012.

CASH-FLOW PROJECTIONS

The State authorizes the General Fund to borrow resources temporarily from available funds in Short-Term Investment Pool (“STIP”) for up to four months, or to the end of the fiscal year, whichever period is shorter. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other moneys belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

Based on information available as of June 19, 2013, DOB expected that the State would have sufficient liquidity to make payments as they become due throughout the remainder of fiscal year 2014, but that the General Fund might, from time to time on a daily basis, need to borrow resources temporarily from other funds in STIP. As noted above, the State continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax revenue bonds, continues to be set aside as required by law and bond covenants.

PENSION AMORTIZATION

Under legislation enacted in August 2010, the State and local governments may defer paying or “amortize” a portion of their annual pension costs beginning in fiscal year 2011. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest. The legislation enacted a formula to set amortization thresholds for each year. The amortization thresholds may increase or decrease by up to one percentage point annually. Pension contribution costs in excess of the amortization thresholds, which are to be 12.5 percent of payroll for the Employees Retirement System (“ERS”) and 20.5 percent for the Police and Fire Retirement System (“PFRS”) in fiscal year 2014 may be amortized.

The Enacted Budget forecast assumes that the State will continue to amortize a portion of its pension costs, pursuant to the fiscal year 2011 legislation. The State’s minimum ERS pension contribution rate, as a percentage of payroll, was 9.5 percent in fiscal year 2011, 10.5 percent in fiscal year 2012, and 11.5 percent in fiscal year 2013. DOB projects the rate to be 12.5 percent in fiscal year 2014, 13.5 percent in fiscal year 2015, 14.5 percent in fiscal year 2016, and 15.5 percent in fiscal year 2017. The fiscal year 2018 amortization threshold is projected by DOB to equal the normal contribution rate of 15.6 percent of payroll. Therefore, no amortization of ERS costs is to be applicable for fiscal year 2018 and beyond.

The State’s minimum PFRS pension contribution rate was 17.5 percent in fiscal year 2011, 18.5 percent in fiscal year 2012 and 19.5 percent in fiscal year 2013. DOB projects the rate to be 20.5 percent in fiscal year 2014, 21.5 percent in fiscal year 2015, 22.5 percent in fiscal year 2016, and 23.5 percent in fiscal year 2017. The PFRS amortization threshold is also projected to equal the normal contribution rate of 23.7 percent by fiscal year 2018. Therefore, no amortization of ERS costs is to be applicable for fiscal year 2018 and beyond. These projected contribution rates, however, are a function of projected market returns and future actuarial assumptions with the next quinquennial study to take place in 2015 and are subject to change.

The authorizing legislation also permits amortization in all future years if the actuarial contribution rate is greater than the amortization thresholds. In addition, the State is required to begin repayment of the amounts amortized beginning in the fiscal year immediately following the amortizations. Repayment of the amortized amounts is required to be made over a period of not more than ten years at an interest rate to be determined by the State Comptroller annually for amounts amortized in that year and with the rate fixed for the entire term of that amortization.

In March 2013, the State made pension payments to New York State and Local Retirement System (NYSLRS) that totaled $1.181 billion for fiscal year 2013, and amortized $674 million. In addition, the State’s Office of Court Administration (“OCA”) made its pension payment of $189 million, and amortized $104 million. The $778 million in total deferred payments is to be repaid with interest over the next ten years, beginning in fiscal year 2014.

For amounts amortized in fiscal years 2011, 2012, and 2013, the State Comptroller set interest rates of 5 percent, 3.75 percent and 3 percent, respectively. The Enacted Budget forecast assumes that both the State and OCA are expected to elect to amortize pension costs in future years, consistent with the provisions of the authorizing legislation, and repay such amounts at an interest cost assumed by DOB to be 3 percent (per annum) over ten years from the date of each deferred payment, consistent with the interest rate charged on the fiscal year 2013 amortized amounts.

Part TT of Chapter 57 of the Laws of 2010 requires that: (a) the State make additional contributions in upcoming fiscal years, above the actuarially required contribution, and (b) once all outstanding amortizations are paid off, additional contributions be set aside as reserves for rate increases, to be invested by the State Comptroller and used to offset future rate increases.

As noted above, DOB’s most recent pension contribution rate forecast assumes that the normal contribution rate is to equal the amortization threshold in fiscal year 2018. Therefore, the State does not expect to have the option to amortize any of its pension costs in 2018, or in the immediately succeeding fiscal years.

OTHER POST-EMPLOYMENT BENEFITS (“OPEB”)

State employees become eligible for post-employment benefits (health insurance) if they reach retirement while working for the State, are enrolled in New York State Health Insurance Program (“NYSHIP”) (or are enrolled in the State’s opt-out program) at the time they have reached retirement, and have at least ten years of NYSHIP benefits eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a pay-as-you-go basis as required by law.

In accordance with Governmental Accounting Standards Board Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. The Annual Required Contribution (ARC) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

An actuarial valuation of OPEB liabilities was performed as of April 1, 2010. The valuation calculated the unfunded actuarial accrued liability as of April 1, 2010 at $72.1 billion ($59.7 billion for the State and $12.4 billion for SUNY), determined using the Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method.

The annual OPEB cost for fiscal year 2012 totaled $3.9 billion ($3.1 billion for the State and $0.8 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. This was $2.5 billion ($1.9 billion for the State and $0.6 billion for SUNY) above the payments for retiree costs made by the State in fiscal year 2012. This difference between the State’s pay-as-you-go costs and the actuarially determined required annual contribution under Governmental Accounting Standards Board Statement 45 reduced the State’s net asset condition at the end of fiscal year 2012 by $2.5 billion.

An updated actuarial valuation of OPEB liabilities was also performed as of April 1, 2012. The unfunded actuarial accrued liability for fiscal year 2013 is $66.5 billion ($54.3 billion for the State and $12.2 billion for SUNY). The annual OPEB cost totaled $3.4 billion ($2.6 billion for the State and $0.8 billion for SUNY). The unfunded actuarial accrued liability and annual OPEB cost for the State detailed in this paragraph are unaudited. Audited amounts are expected to ultimately be reflected in the Basic Financial Statements for the State and SUNY for fiscal year 2013.

Governmental Accounting Standards Board does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no funding is assumed for this purpose in the State Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a pay-as-you-go basis.

There is no provision in the Fiscal Year 2014 Financial Plan to pre-fund OPEB liabilities. If such liabilities were pre-funded, the additional cost above the pay-as-you-go amounts would be lowered. The State’s Health Insurance Council, which consists of Governor’s Office of Employee Relations (GOER), Civil Service and DOB, is expected to continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of existing fiscal conditions.

LITIGATION

Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the State Financial Plan. For more information on litigation affecting the State, see the section entitled “Litigation and Arbitration” later in this appendix.

UPDATE ON STORM RECOVERY

In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties, and was soon followed by the September 2011 Tropical Storm Lee which caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. Little more than one year later, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms presents economic and financial risks to the State. Major disaster response and recovery activities have been ongoing. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding and mitigation activity nationwide, of which New York anticipates receiving $30 billion. The State expects to receive $5.1 billion in extraordinary Federal assistance during fiscal year 2014 specifically for Superstorm Sandy expenses. There can be neither the assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities, nor that such Federal disaster aid will be provided on the expected schedule.

CLIMATE CHANGE ADAPTATION

Climate change is expected to cause long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure, including mass transit systems, power transmission and distribution systems, and other critical lifelines, to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, and municipalities is expected to be needed to adapt existing infrastructure to the risks posed by climate change.

FINANCIAL CONDITION OF NEW YORK STATE LOCALITIES

The fiscal demands on the State may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities, and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. For more information, see the section entitled “Authorities and Localities” later in this appendix.

BOND MARKET

Implementation of the Enacted Budget is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it can adversely affect the State’s overall cash position and capital funding plan. The success of projected public sales is expected to, among other things, be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the State and public discussion of such developments, may affect the market for outstanding State-supported and State-related debt.

CAPITAL COMMITMENT PLAN AND DEBT REFORM ACT LIMIT

The New York Works Task Force was formed in fiscal year 2013 to assist in the coordination of long-term capital planning among State agencies and public authorities. Consistent with the long-term planning goals of New York Works, DOB has for the first time formulated 10-year capital commitment and disbursement projections for State agencies. The total commitment and disbursement levels permissible over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns.

The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in fiscal year 2001 and was fully phased -in at 4 percent of personal income during fiscal year 2011, while the cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in fiscal year 2001 and is to increase until it is fully phased in at 5 percent during fiscal year 2014. For fiscal year 2012, the last year for which a calculation has been completed, the State was in compliance with the statutory caps based on calendar year 2011 personal income and fiscal year 2012 debt outstanding. The fiscal year 2013 calculation is expected to be completed in October 2013.

Projections as of June 19, 2013 estimate that debt outstanding and debt service are expected to continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $3.6 billion in fiscal year 2013 to $560 million in fiscal year 2016. This includes the estimated impact of the bond-financed portion of increased capital commitment levels included in the 10-year capital planning projections and debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Going forward, bonds issued under the newly created SUNY Dormitory Facilities Revenue credit are not to be included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

DEBT FINANCING CHANGES

SALES TAX REVENUE BOND PROGRAM

Legislation enacted with the Fiscal Year 2014 Enacted Budget creates a new Sales Tax Revenue Bond Program. The legislation creates the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that is to provide for the payment of these bonds. The new Sales Tax Revenue Bonds are expected to be secured by the pledge of payments from this fund, which is to receive 1 percent of the State’s 4 percent sales and use tax receipts. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, the amount of sales tax receipts directed to this fund is to increase to 2 percent. Tax receipts in excess of debt service requirements would be transferred to the State’s General Fund.

DOB expects the first Sales Tax Revenue Bond issue to close in the third quarter of fiscal year 2014 and that the Sales Tax Revenue Bonds are to be used interchangeably with personal income tax revenue bonds to finance most of the State capital needs. Based on the projections as of June 19, 2013 and anticipated coverage requirements, the State expects to issue about $1 billion of Sales Tax Revenue Bonds annually.

SUNY DORMITORY FACILITIES REVENUE BOND PROGRAM

Legislation included in the Fiscal Year 2014 Enacted Budget creates a new bonding program for SUNY Dormitory Facilities. The new bonding program is to be supported solely by third party revenues generated by student rents. All rental revenues are to flow to the newly created Dormitory Facilities Revenue Fund held by the Commissioner of Taxation and Finance and owned by the Dormitory Authority of the State of New York (“DASNY”) for the payment of debt service without an appropriation. Unlike the existing program, the new program is not expected to include a SUNY general obligation pledge, thereby eliminating any recourse to the State. Accordingly, such bonds would not be classified as State-supported debt for purposes of the Debt Reform Act. It is expected that future SUNY Dormitory Facilities capital needs are to be funded through the new credit. Under this legislation, the existing SUNY Dormitory Facilities lease revenue bonds and associated debt service are expected to continue to be counted as State-supported debt until they are refunded into the new program or are paid off at maturity.

SECURED HOSPITAL PROGRAM

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf to pay for the cost of upgrading their primary health care facilities. In the event of shortfalls in revenues to pay debt service on the Secured Hospital bonds (which include hospital payments made under loan agreements between DASNY and the hospitals and certain reserve funds held by the applicable trustees for the bonds) the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency (“MCFFA”) and by DASNY through the Secured Hospital Program. As of March 31, 2013, there was approximately $421 million of bonds outstanding for this program.

The financial condition of hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the six remaining hospitals in the program, two are experiencing significant operating losses that have impaired their ability to remain current on their loan agreements with DASNY. In relation to the Secured Hospital Program, the State plans to pay debt service costs of $13 million in fiscal year 2014, approximately $30 million annually for fiscal years 2015 through 2017, and $17 million in fiscal year 2018. These amounts are based on the actual experience through June 19, 2013 of the participants in the program, and would cover the debt service costs for two hospitals that, as of June 19, 2013, were not meeting the terms of their legal agreements with DASNY, as well as the debt service costs of a third hospital that, as of June 19, 2013, was closed. The State has estimated additional exposure of up to $44 million annually, if all hospitals in the program failed to meet the terms of their agreement with DASNY and if available reserve funds were depleted.

SUNY DOWNSTATE HOSPITAL

To address the deteriorating financial condition of SUNY Downstate Hospital, legislation included in the Fiscal Year 2014 Enacted Budget required the Chancellor of SUNY to submit to the Governor and the Legislature a sustainability plan for the Downstate Hospital on or before June 1, 2013, and upon approval by both the Commissioner of Health and the Director of Budget, for the Chancellor of SUNY to initiate implementation of such plan by June 15, 2013. Specifically, the legislation required the sustainability plan to: 1) set forth recommendations necessary to achieve financial stability for Downstate Hospital, and 2) preserve the academic mission of Downstate Hospital’s medical school. In accordance with this legislation, the Chancellor of SUNY submitted a sustainability plan for Downstate Hospital on May 31, 2013, and supplemented the plan with changes in a letter dated June 13, 2013. The supplemented plan was approved by both the Commissioner of Health and the Director of the Budget on June 13, 2013. As part of the approved sustainability plan, State financial assistance is expected to be made available based on the implementation of specific initiatives necessary to achieve the financial milestones included in the sustainability plan.

2013 LEGISLATIVE SESSION

AS OF JUNE 19, 2013, THE STATE’S 2013 LEGISLATIVE SESSION WAS EXPECTED TO END ON JUNE 20, 2013. IMPACTS TO THE STATE’S FINANCIAL PLAN FROM END-OF-SESSION LEGISLATIVE ACTIVITY WERE NOT EXPECTED TO RESULT IN MATERIAL AND ADVERSE DIFFERENCES TO THE ESTIMATES FOR THE FISCAL YEAR 2014 CONTAINED IN THIS APPENDIX. HOWEVER, CERTAIN TAX LAW CHANGES UNDER CONSIDERATION RELATED TO THE CREATION OF “TAX-FREE ZONES”, IF ENACTED, WOULD LIKELY REDUCE ANTICIPATED REVENUE GROWTH STARTING IN FISCAL YEAR 2015. THE POTENTIAL LOSS IN TAX RECEIPTS IN FUTURE YEARS WILL DEPEND ON THE FINAL PROVISIONS AND IMPLEMENTATION OF THE LEGISLATION. AS OF JUNE 19, 2013, DOB EXPECTED TO UPDATE ITS MULTI-YEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS TO REFLECT THE FISCAL IMPACT, IF ANY, OF ALL LEGISLATION ENACTED IN THE REMAINDER OF THE SESSION.

STATE FINANCIAL PLAN PROJECTIONS

This section presents the State’s updated multi-year Financial Plan projections for receipts and disbursements, reflecting the impact of the Fiscal Year 2014 Enacted Budget actions. The section includes preliminary fiscal year 2013 results and projections for fiscal years 2014 through 2017, with an emphasis on the fiscal year 2014 projections. In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates and projections as a predictor of the State’s future financial position is likely to diminish the further removed such estimates and projections are from the date of this appendix. Accordingly, in terms of the outyear projections, the first outyear of the fiscal year 2014 budget, fiscal year 2015, is the most relevant from a planning perspective.

DOB estimates that the Enacted Budget provides for a balanced General Fund Financial Plan in fiscal year 2014 and leaves projected budget gaps that total approximately $2.0 billion in fiscal year 2015, $2.9 billion in fiscal year 2016, and $2.9 billion in fiscal year 2017. The net operating shortfalls in State Operating Funds are projected at $2.0 billion in fiscal year 2015, $2.7 billion in fiscal year 2016 and $2.6 billion in fiscal year 2017.

The annual budget gaps projected for the General Fund and State Operating Funds in future years are similar because the General Fund is the financing source of last resort for many State programs. Budget gaps in other funds are typically financed by the General Fund.

Receipts

Financial Plan receipts comprise a variety of taxes, fees, and charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB on a multi-year basis with the assistance of the DTF and other agencies responsible for the collection of State receipts.

OVERVIEW OF THE RECEIPTS FORECAST

•

New York’s economic recovery continued in fiscal year 2013, with all major tax groups registering gains compared with the prior year. Personal income tax payments grew stronger during the final quarter of the fiscal year, mainly as the result of anticipated Federal tax law changes. Sales tax receipts increased by one percent (despite the full return of the clothing exemption), business tax receipts registered another large annual gain, and other tax receipts benefitted from real estate gains taken in advance of Federal tax law changes which took effect in 2013. Continuing economic growth is expected to yield a fourth consecutive year of growth in receipts during fiscal year 2014.

•	After climbing 7.7 percent in fiscal year 2012, base receipts adjusted for tax law changes grew by 5.8 percent in fiscal year 2013 and are expected to increase by 4.6 percent in fiscal year 2014.

•	Corporate profits are expected to record a fifth consecutive year of growth in calendar year 2013, albeit at a slower rate when compared to the growth rates of recent years.

•

After accounting for law changes, consumer and business spending on taxable goods and services rose for the third consecutive year in fiscal year 2013, growing 3.2 percent, and is estimated to rise 3.1 percent in fiscal year 2014.

•

Personal income tax liability growth is expected to slow in tax year 2013. Capital gains, dividend payouts, and wage shifting taken in advance of Federal tax rate hikes artificially inflated tax year 2012 liability growth. These liability components are expected to grow more slowly, or even decline in tax year 2013.

•

Significant risks or uncertainties, such as budget disputes at the Federal level or an energy price shock or a natural disaster, could impact economic growth, and therefore receipts growth, in fiscal year 2014.

All Funds receipts are projected to total $140.4 billion, an increase of $7.2 billion (5.4 percent) from fiscal year 2013 results.

This change in taxes and transfers reflects an Enacted Budget accounting change that is to first deposit 25 percent of sales tax receipts that were formerly directed to the General Fund into the new Sales Tax Revenue Bond Fund. The balance is to be transferred to the General Fund after the payment of debt service.

Base growth of 4.6 percent in tax receipts is estimated for fiscal year 2014, after adjusting for law changes, and is projected to be 4.8 percent in fiscal year 2015. These projected increases in overall base growth in tax receipts are dependent on many factors:

•	Continued growth in a broad range of economic activities;

•	Improving profitability and moderate wage growth;

•	Recovery in the real estate market, particularly the residential market; and

•	Increases in consumer spending as a result of wage and employment gains.

PERSONAL INCOME TAX

State Funds personal income tax receipts for fiscal year 2014 are projected to be $42.5 billion, an increase of $2.3 billion (5.8 percent) from fiscal year 2013. This primarily reflects increases in withholding and extension payments attributable to the 2012 tax year, partially offset by an increase in total refunds and a decline in 2013 estimated payments.

General Fund income tax receipts are net of deposits to the STAR Fund, which provides property tax relief, and the Revenue Bond Tax Fund (“RBTF”), which supports debt service payments on State Personal Income Tax Revenue Bonds. General Fund income tax receipts for fiscal year 2014 of $28.5 billion are expected to increase by $1.6 billion (6 percent) from the prior year, mainly reflecting the increase in All Funds receipts noted above. RBTF deposits are projected to be $10.6 billion and the STAR transfer is projected to be $3.4 billion.

State Funds income tax receipts for fiscal year 2015 of $44 billion are projected to increase $1.5 billion (3.5 percent) from the prior year. This primarily reflects increases of $2.3 billion (7.1 percent) in withholding and $1.4 billion (16.4 percent) in estimated payments related to tax year 2014, partially offset by a decline of $1.6 billion (30.5 percent) in extension payments related to tax year 2013 and a $725 million (9.2 percent) increase in total refunds.

General Fund income tax receipts for fiscal year 2015 of $29.4 billion are projected to increase by $935 million (3.3 percent) from the prior year. RBTF deposits are projected to be $11 billion, and the STAR transfer is projected to be $3.6 billion.

State Funds income tax receipts of $47 billion in fiscal year 2016 are projected to increase $3 billion (6.7 percent) from the prior year. Gross receipts are projected to increase 6.8 percent and reflect withholding that is projected to grow by $2.3 billion (6.6 percent) and estimated payments related to tax year 2015 that are projected to grow by $820 million (8.1 percent). The aforementioned three-year extension of the December 2011 income tax reform contributes $893 million to the projected withholding increase and $1.1 billion to the projected increase in estimated payments. Payments from extensions for tax year 2014 are projected to increase by $278 million (7.8 percent) and final returns are expected to increase $100 million (4.6 percent). Delinquencies are projected to increase $40 million (3.2 percent) from the prior year. Total refunds are projected to increase by $612 million (7.1 percent) from the prior year.

General Fund income tax receipts for fiscal year 2016 of $31.5 billion are projected to increase by $2.1 billion (7.2 percent) from the prior year.

State Funds income tax receipts are projected to increase by $2.9 billion (6.2 percent) in fiscal year 2017 to reach $49.9 billion, while General Fund receipts are projected to be $33.6 billion.

USER TAXES AND FEES

State Funds user taxes and fees receipts for fiscal year 2014 are estimated to be $15.1 billion, an increase of $501 million (3.4 percent) from fiscal year 2013. Sales tax receipts are expected to increase by $541 million (4.5 percent) from the prior year as the result of base growth (i.e., absent law changes) of 3.1 percent (due in part to strong vehicle sales) and the impact of new enforcement initiatives. Cigarette and tobacco collections are estimated to decline by $60 million (3.9 percent), primarily reflecting trend declines and a continuation of reductions in tax stamp sales, particularly in New York City.

General Fund user taxes and fees receipts for fiscal year 2014 are estimated to total $6.5 billion in fiscal year 2014, a decrease of nearly $2.6 billion (28.1 percent) from fiscal year 2013. This decrease reflects an Enacted Budget accounting change that is to first deposit 25 percent of sales tax receipts that were formerly directed to the General Fund into the new Sales Tax Revenue Bond Fund. The balance is to be transferred to the General Fund after the payment of debt service. Absent this redistribution, General Fund sales tax receipts are estimated to increase by $378 million (4.5 percent) from the prior year. Also, there is an estimated decline in cigarette and tobacco collections of $12 million (2.7 percent) from fiscal year 2013.

State Funds user taxes and fee receipts for fiscal year 2015 are projected to be $15.7 billion, an increase of $573 million (3.8 percent) from fiscal year 2014. The increase in sales tax receipts of $571 million (4.6 percent) reflects sales tax base growth of 4.4 percent due to expected increased consumer activity based on strong projected disposable income growth. Cigarette and tobacco tax receipts are projected to decline by $25 million (1.7 percent).

General Fund user taxes and fees receipts are projected to total $6.8 billion in fiscal year 2015, an increase of $266 million (4.1 percent) from fiscal year 2014. This increase largely reflects the projected increase in State Funds sales tax receipts discussed above.

State Funds user taxes and fees are projected to be $16.3 billion in fiscal year 2016 and $16.6 billion in fiscal year 2017, representing increases of $586 million (3.7 percent) and $365 million (2.2 percent), respectively, from the prior year. These increases represent base growth in sales tax receipts, offset slightly by trend declines in cigarette tax collections.

Business Taxes

State Funds business tax receipts for fiscal year 2014 are estimated at $8.6 billion, an increase of $173 million (2 percent) from the prior year. The estimate reflects growth across all taxes except the corporate utilities tax and bank tax. Growth in corporate franchise, insurance, and petroleum business tax receipts reflect a continuation of growth seen in fiscal year 2013. Corporation and utilities tax receipts are expected to decline in fiscal year 2014, and the extraordinary fiscal year 2013 growth in bank tax receipts is not expected to continue in fiscal year 2014.

General Fund business tax receipts for fiscal year 2014 of $6.4 billion are estimated to increase by $122 million (2 percent) from fiscal year 2013 results. Business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

State Funds business tax receipts for fiscal year 2015 of $8.2 billion are projected to decrease $443 million (5.1 percent) from the prior year. This decrease primarily reflects the first year of the repayment of deferred tax credits to taxpayers. Excluding this payback, fiscal year 2015 receipts would show virtually no change from fiscal year 2014.

General Fund business tax receipts for fiscal year 2015 of $5.9 billion are projected to decrease $521 million (8.2 percent) from the prior year for the reasons cited above.

State Funds business tax receipts for fiscal years 2016 and 2017 reflect projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, the consumption of taxable telecommunications services, and automobile fuel consumption and fuel prices. State Funds business tax receipts are projected to increase to $8.8 billion (6.8 percent) in fiscal year 2016, and increase to $9 billion (3.4 percent) in fiscal year 2017. General Fund business tax receipts are expected to increase to $6.3 billion (8.5 percent) in fiscal year 2016 and increase to $6.6 billion (3.6 percent) in fiscal year 2017.

Other Taxes

State Funds other tax receipts for fiscal year 2014 are estimated to be $1.8 billion, an increase of $19 million (1.1 percent) from fiscal year 2013. This mainly reflects an increase of $36 million (3.6 percent) in estate tax receipts, partially offset by a decline of $16 million (2.1 percent) in real estate transfer tax receipts. The estate tax increase is the result of an expected return in fiscal year 2014 to a number of super-large estate payments (payments of over $25 million) consistent with long-term trends. The fiscal year 2014 real estate transfer tax estimate reflects the spin-up of money from fiscal year 2013 into fiscal year 2014 caused by the uncertainty surrounding the fiscal cliff negotiations, which more than offsets improvements in fiscal year 2014 market pricing.

General Fund other tax receipts are expected to be nearly $1.1 billion in fiscal year 2014, an increase of $35 million (3.4 percent) from fiscal year 2013. This reflects the change in estate tax receipts mentioned above.

State Funds other tax receipts for fiscal year 2015 are projected to be just under $2 billion, an increase of $145 million (8 percent) from fiscal year 2014. This reflects strong projected growth in both the real estate transfer and estate taxes.

General Fund other tax receipts are expected to total more than $1.1 billion in fiscal year 2015. This reflects an increase of $75 million (7.1 percent) in estate tax receipts from the prior year due to a projected increase in household net worth.

The Fiscal Year 2016 State Funds receipts projection for other taxes is over $2 billion, an increase of $90 million (4.6 percent) from fiscal year 2015. Growth in the estate tax is projected to follow forecast increases in household net worth. Receipts from the real estate transfer tax are also projected to increase, reflecting continuing growth in the residential and commercial real estate markets.

The Fiscal Year 2017 State Funds receipts projection for other taxes is $2.1 billion, an increase of $65 million (3.2 percent) from fiscal year 2016. Moderate growth is projected in estate tax collections, following forecast increases in household net worth. Real estate transfer tax collections are projected to grow as a result of increases in the value of real property transfers.

General Fund other tax receipts for fiscal year 2016 are projected to grow by $15 million (1.3 percent) entirely due to the modest growth in the estate tax noted above. General Fund other tax receipts for fiscal year 2017 are projected to increase by $10 million (0.9 percent), also due to the small estate tax growth noted above.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. All Funds miscellaneous receipts are projected to total $23.6 billion in fiscal year 2014, a decrease of $415 million from fiscal year 2013. The General Fund component of the All Funds miscellaneous receipts represent $3.1 billion in fiscal year 2014, a decrease of $408 million from fiscal year 2013 results, largely due to the one-time receipt during fiscal year 2013 of $340 million as part of a settlement between DFS and Standard Chartered Bank, and lower motor vehicle fee receipts due to the cyclical nature of eight-year license renewals.

Significant changes outside of the General Fund include projected increases in HCRA, SUNY income, and growth in bond proceeds funding for several capital improvement projects, offset by a decline in debt service receipts that is largely associated with the restructuring of the SUNY Dormitory bonding program which removes associated receipts from the State’s All Governmental Funds budget.

Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, School Aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in Federally-reimbursed spending. Accordingly, DOB typically plans for Federal reimbursement to be received in the State fiscal year in which spending occurs, but timing sometimes varies. All Funds Federal grants are projected to total $47.4 billion in fiscal year 2014, an increase of $4.6 billion from fiscal year 2013, driven primarily by additional Federal funding for disaster assistance costs, as well as the annual impact of increased Federal spending associated with the Affordable Care Act (“ACA”).

All Funds miscellaneous receipts are projected to increase by $1.3 billion in fiscal year 2015, the General Fund component of which is $455 million and primarily reflects new resources from the planned transfer of $500 million from the SIF release related to Workers’ Compensation changes. Other projected State fund increases to miscellaneous receipts include bond proceeds for capital projects, HCRA, debt service, and SUNY income from tuition revenues.

All Funds Federal grants are projected to decrease by $171 million in fiscal year 2015, driven primarily by the timing of Federal disaster assistance costs, the majority of which is expected to be disbursed during fiscal year 2014.

All Funds miscellaneous receipts are projected to decrease by $509 million in fiscal year 2016, driven by the decline in General Fund resources transferred from SIF, partially offset by a projected increase in miscellaneous receipts from bond proceeds available to fund capital improvement projects. All Funds miscellaneous receipts are projected to decrease by $552 million in fiscal year 2017, driven by a projected decrease in miscellaneous receipts for capital projects, partially offset by increases in SUNY income and HCRA revenue collections.

As of June 19, 2013, the State indicated that Annual Federal grants growth of $980 million in fiscal year 2016 and $2.7 billion in fiscal year 2017 was primarily due to growth in Medicaid spending, reflecting the continued impact of spending associated with the ACA.

Disbursements

General Fund disbursements in fiscal year 2014 are estimated to total $61.2 billion, an increase of $2.2 billion (3.7 percent) over preliminary fiscal year 2013 results. State Operating Funds disbursements for fiscal year 2014 are estimated to total $90.2 billion, an increase of $1.4 billion (1.6 percent) over preliminary fiscal year 2013 results.

The multi-year disbursements projections take into account agency staffing levels, program caseloads, funding formulas contained in State and Federal law, inflation and other factors. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections account for the timing of payments, since not all of the amounts appropriated in the Budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in Special Revenue Funds have been adjusted downward in all fiscal years based on typical spending patterns and the observed variance between estimated and actual results over time.

Total disbursements in fiscal year 2014 are estimated at $61.2 billion in the General Fund and $90.2 billion in State Operating Funds. Over the multi-year Financial Plan, State Operating Funds spending projections assume Medicaid and School Aid are to grow at their statutorily-indexed rates. The projections do not reflect any potential impact of automatic Federal spending reductions that were triggered on March 1, 2013, most of which is “pass-through” aid.

Medicaid, education, pension costs, employee and retiree health benefits, and debt service are significant drivers of annual spending growth.

LOCAL ASSISTANCE GRANTS

Local Assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. State-funded local assistance spending is estimated at $59.6 billion in fiscal year 2014 and accounts for over 65 percent of total State Operating Funds spending. Education and health care spending account for three-quarters of local assistance spending.

EDUCATION

SCHOOL AID

School Aid helps support elementary and secondary education for New York pupils enrolled in 676 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

SCHOOL YEAR (JULY 1-JUNE 30)

School Aid is expected to increase by $992 million in 2013-14 school year, a 4.9 percent increase from 2012-13 school year. In addition, $75 million of competitive grant funding is provided for several key initiatives recommended by the New NY Education Reform Commission in its Preliminary Report to the Governor, including pre-kindergarten and extended learning, bringing the total annual education aid increase to $1.067 billion. The Enacted Budget also includes a new two-year appropriation that continues Education Law provisions to tie future School Aid increases to the rate of growth in New York State personal income.

Projected School Aid funding is a function of both a personal income growth index used to determine allowable growth, and future legislation to allocate the allowable increases. As of June 19, 2013, current law prescribed allowable growth to include spending for new competitive grant programs to reward school districts that demonstrate significant student performance improvements or undertake long-term structural changes to reduce costs and improve efficiency. Allowable growth also includes increases in expense-based aid programs (e.g., Building Aid, Transportation Aid) under existing statutory provisions. Any remaining allowable growth is allocated pursuant to a chapter of law for purposes including, but not limited to, additional spending for competitive grants, increases in Foundation Aid, or restoration of the Gap Elimination Adjustment.

Based on updated estimates of personal income growth, School Aid is projected to increase by an additional $722 million in school year 2015 and $834 million in school year 2016. School Aid is projected to reach an annual total of $24.0 billion in school year 2017.

STATE FISCAL YEAR

The State finances School Aid and New NY Education Reform Initiatives from General Fund receipts and from Lottery Fund receipts, including Video Lottery Terminals (“VLTs”), which are accounted for and disbursed from a dedicated account. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which it is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.

State spending for School Aid and New NY Education Reform Initiatives is projected to total $20.5 billion in fiscal year 2014. In future years, receipts available to finance this category of aid from core lottery sales are projected to remain stable, while VLT receipts are anticipated to increase through fiscal year 2015 as a result of the recent implementation of the VLT facility at the Aqueduct Racetrack. In addition to State aid, school districts receive approximately $3 billion annually in Federal categorical aid.

OTHER EDUCATION AID

In addition to School Aid, the State provides funding and support for various other education-related initiatives. These include: special education services; pre-kindergarten through grade 12 education programs; cultural education; higher and professional education programs; and adult career and continuing education services.

Major programs under the Office of Prekindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, non-public school aid, and various special education programs. In special education, New York provides a full spectrum of services to over 400,000 students from ages 3 to 21. Higher and professional education programs monitor the quality and availability of postsecondary education programs and regulate the licensing and oversight of 50 professions.

Special education growth is primarily driven by an increase in program costs and enrollment for preschool special education and the summer school special education programs. The increase in other education spending for fiscal year 2014 over fiscal year 2013 is driven primarily by one-time costs associated with targeted aid and grants, which are not projected to continue beyond fiscal year 2014.

In order to enhance oversight of the preschool special education program, the Fiscal Year 2014 Enacted Budget also supports the expansion of State and county audit capabilities and the development of data systems to enhance analysis of available program data.

SCHOOL TAX RELIEF PROGRAM

The STAR program provides school tax relief to taxpayers. The three components of STAR and their approximate shares in fiscal year 2014 are: the basic school property tax exemption for homeowners with income under $500,000 (55 percent), the enhanced school property tax exemption for senior citizen homeowners with income under $79,050 (27 percent), and a flat refundable credit and rate reduction for income-eligible New York City resident personal income taxpayers (18 percent).

The STAR program exempts the first $30,000 of every eligible homeowner’s property value from the local school tax levy. Lower-income senior citizens are expected to receive a $63,300 exemption in fiscal year 2014. Spending for the STAR property tax exemption reflects reimbursements made to school districts to offset the reduction in property tax revenues.

The annual increase in a qualifying homeowner’s STAR exemption benefit is limited to 2 percent. Homeowners who earn more than $500,000 a year are not eligible for the STAR property tax exemption. New York City personal income taxpayers with annual income over $500,000 have a reduced benefit.

The Fiscal Year 2014 Enacted Budget establishes a STAR re-registration and anti-fraud program. This program is expected to eliminate waste, fraud and abuse in the STAR exemption by (1) authorizing DTF to require all recipients of a Basic STAR exemption to be registered with New York State Tax Department, and (2) strengthening the penalties for fraud while tightening the standards and procedures for determining eligibility.

HIGHER EDUCATION

Local assistance for higher education spending includes funding for City University of New York (“CUNY”), SUNY and the Higher Education Services Corporation (“HESC”). The State provides assistance for CUNY’s senior college operations, and works in conjunction with New York City to support CUNY’s community colleges. The CUNY system is the largest urban public university system in the nation. Funding for SUNY supports 30 community colleges across multiple campuses.

The State also provides a sizeable benefit to SUNY and CUNY through the debt service it pays on bond-financed educational facilities capital projects at the universities. This is not reflected in the annual spending totals for the universities. State debt service payments for capital projects at SUNY and CUNY are expected to total about $1.4 billion in fiscal year 2014.

HESC administers the Tuition Assistance Program (TAP) program that provides awards to income-eligible students. It also provides centralized processing for other student financial aid programs, and offers prospective students information and guidance on how to finance a college education. The financial aid programs that HESC administers are funded by the State and the Federal government.

Annual growth by CUNY in fiscal year 2014 reflects the net impact of enrollment changes at community colleges, additional fringe benefit costs, and the timing of aid payments across State fiscal years. Growth in HESC reflects the rising cost of higher education tuition and the consequent demand for increased tuition assistance. SUNY local assistance reflects an increase in community college aid, which fully annualizes in the outyears.

Growth in spending for higher education over the multi-year Financial Plan period largely reflects aid to New York City for reimbursement of CUNY senior college operating expenses associated with the rising contribution rates for fringe benefits.

HEALTH CARE

Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. DOH works with the local health departments and social services departments, including New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under DOH, but many programs are supported through multi-agency efforts. The Medicaid program finances inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care, Family Health Plus (“FHP”) (a State-administered program to provide comprehensive health insurance for low-income families which do not meet certain Medicaid-eligibility thresholds), and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services). The State share of Medicaid spending is budgeted and expended principally through DOH, but State share Medicaid spending also appears in the Financial Plan estimates for mental hygiene agencies, child welfare programs and Department of Corrections and Community Supervision (DOCCS).

MEDICAID

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments (including New York City). New York State’s Medicaid spending is projected to total approximately $55.7 billion in fiscal year 2014, including the local contribution.2

[2]	The local contribution to the Medicaid program is not included in the State’s Financial Plan. Since January 2006, the State has paid the entire non-Federal share of the FHP program and any annual Medicaid increases above a fixed level for local social services districts. The Fiscal Year 2013 Enacted Budget amended these statutory indexing provisions by implementing a three-year phased-takeover of the local share of growth above the previous year’s enacted levels beginning in April 2013 for Calendar Year 2013, with the State assuming all growth in County Year 2015. This initiative is expected to save local governments nearly $1.2 billion between fiscal years 2013 and 2017, as compared to levels assumed under previous statute.

The Enacted Budget reflects continuation of the Medicaid spending cap enacted in fiscal year 2012, and recommends funding consistent with its provisions. The cap is based on the ten-year average change in the medical component of the CPI. Statutory changes approved with the Fiscal Year 2012 Enacted Budget to grant the Executive certain administrative powers to help hold Medicaid spending to the capped level were amended through legislation included in the Fiscal Year 2014 Enacted Budget to provide flexibility to adjust Medicaid projections to meet unanticipated costs resulting from events such as a natural or other type of disaster. The statutory provisions of the Medicaid spending cap have been extended through fiscal year 2015, pursuant to authorization included in the Fiscal Year 2014 Enacted Budget. The cap itself remains in place, and the Financial Plan assumes that statutory authority will be extended in subsequent years.

Based on updated data, the allowable growth under the cap is 3.9 percent. The Fiscal Year 2014 Enacted Budget also eliminates the FHP program effective January 1, 2015. The majority of population receiving health care benefits through FHP are to begin receiving more robust health care benefits through the Medicaid program, pursuant to new Medicaid eligibility thresholds and increased Federal payments pursuant to the ACA. The remaining FHP population, those above Medicaid levels, are expected to be eligible for Federal tax credits in the Health Insurance Exchange and the State is to pay all additional out-of-pocket costs for these individuals. The proposed transition to the Exchange is expected to provide savings to the State of $59.0 million in fiscal year 2015, and $67.5 million thereafter.

Factors affecting the level of Medicaid spending growth that must be managed within the cap include Medicaid enrollment, costs of provider health care services (particularly in managed care) and levels of utilization. The number of Medicaid recipients, including FHP, is expected to exceed 5.6 million at the end of fiscal year 2014, an increase of 7.3 percent from the fiscal year 2013 caseload of 5.3 million, a result mainly attributable to expanded eligibility pursuant to the ACA. Under the provisions of the ACA, the Federal government is expected to finance a greater share of Medicaid costs, the impact of which is expected to lower future growth in the State share of Medicaid costs beginning in fiscal year 2014.

Total “state share” Medicaid, which includes Medicaid costs of State agencies in addition to DOH, reflects downward spending adjustments of $820 million in fiscal year 2014, $535 million in fiscal year 2015, and $357 million thereafter. This is attributable to the impact of reduced Federal revenue associated with the reimbursement of Medicaid costs at State-operated facilities providing developmental disability services. To compensate for the reduced Federal reimbursement for services provided, as of June 19, 2013, the State was undertaking various actions to reduce overall costs while minimizing any impact on service delivery. These actions include shifting a portion of OPWDD Medicaid costs to DOH, the impact of which is expected to be managed on a neutral Financial Plan basis through the implementation of several actions, including comprehensive program reforms consistent with other states to generate Federal reimbursement for services already being provided, and the management of certain Medicaid Redesign Team (“MRT”) investment initiatives. These savings are valued at $730 million in fiscal year 2014, $445 million in fiscal year 2015, and $267 million in each of fiscal years 2016 and 2017, and are part of the Mental Hygiene Stabilization Fund within the DOH global spending cap.

The Fiscal Year 2013 Enacted Budget included authorization for the State to take over administration of the Medicaid program, and to cap spending on local Medicaid administration at fiscal year 2012 appropriation levels. The Fiscal Year 2013 Enacted Budget also provided Medicaid spending relief for all counties and New York City by reducing growth in local Medicaid payments. These changes are expected to provide fiscal and administrative relief to local governments.

As allowed under the Fiscal Year 2013 Enacted Budget legislation, Monroe County, which had previously authorized a State intercept of sales tax in lieu of payment for its portion of the local share of Medicaid, chose to enter the Medicaid program effective February 1, 2013. Monroe County is expected to benefit in the long-term from entering the local cap program, as future costs associated with its Medicaid growth are to be paid for by the State under the phased-in takeover initiative.

The State share of DOH Medicaid spending is comprised of the General Fund, HCRA, provider assessment revenue, and indigent care payments.

The Fiscal Year 2014 Enacted Budget transfers all administrative costs, including those State resources associated with the local Medicaid takeover program, from the Public Health budget to the Medicaid budget. This change is to align operational resources with programmatic responsibilities, and provide the necessary flexibility for meeting emerging needs during the course of the year. Using additional efficiencies gained from the local Medicaid takeover, this change is expected to avoid State General Fund costs of approximately $32 million in fiscal year 2014, $50 million in fiscal year 2015, and $67 million annually thereafter, without placing additional fiscal pressure on the Medicaid Global Cap.

Ongoing MRT efforts have identified a variety of other programmatic efficiencies and re-investments which are expected to improve overall service delivery within the health care industry, but which are not expected to have a significant net financial impact on the State’s Medicaid program.

PUBLIC HEALTH/AGING PROGRAMS

Public Health includes the Elderly Pharmaceutical Insurance Coverage (“EPIC”) program that provides prescription drug insurance to low-income seniors, the Child Health Plus (“CHP”) program that finances health insurance coverage for children of low-income families up to the age of 19, the General Public Health Works (“GPHW”) program that reimburses local health departments for the cost of providing certain public health services, the Early Intervention (“EI”) program that pays for services to infants and toddlers under the age of three with disabilities or developmental delays, and other HCRA and State-supported programs.

State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services, including but not limited to in-home services and nutrition assistance, provided through a network of county Area Agencies on Aging and local providers.

Many public health programs, such as the EI and GPHW programs, are run by county health departments, which are reimbursed by the State for a share of program costs. The State spending projections do not include the county share of public health funding. In addition, a significant portion of HCRA spending is included under the public health budget.

Spending growth in the CHP program through fiscal year 2015 largely reflects costs associated with the expectation of additional caseload growth under the ACA. As CHP enrollment increases, initial costs to the State are expected; however, these costs are expected to decrease beginning in fiscal year 2016 when enhanced Federal participation rates become effective.

Increased State support for the EPIC program, which was authorized in the Fiscal Year 2013 Enacted Budget to provide coverage of Medicare Part D co-payments and co-insurance for enrollees outside of the existing coverage gap, is also driving a substantial portion of spending growth, as this change took effect on January 1, 2013. Increased spending for expanded EPIC coverage, as well as growth due to the rising costs of prescription drug medication, is expected to be partly financed by additional revenue generated from rebates received from drug manufacturers.

The Federal-State Health Reform Partnership (F-SHRP) program is Federal funding provided to the State on a time-limited basis through a Federal waiver under terms and conditions aimed at improving the delivery of health care services. Spending growth in fiscal year 2014 reflects the anticipation of peak utilization prior to the expiration of funding. The program is expected to terminate at the end of fiscal year 2014.

The year-over-year decrease for GPHW in fiscal year 2014 reflects a reestimate of anticipated spending. Other public health programs are being reduced, which is expected to provide savings to the General Fund of approximately $22 million in each year of the Financial Plan.

HCRA

HCRA was established in 1996 to help finance a portion of State health care activities. Extensions and modifications to HCRA have financed new health care programs, including FHP, and provided additional funding for the expansion of existing programs such as CHP. HCRA has also provided additional financing for the health care industry, including investments in worker recruitment and retention, and the Health Care Efficiency and Affordability Law for New Yorkers (“HEAL NY”) program for capital improvements to health care facilities.

HCRA receipts include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, a portion of cigarette tax revenues, and other revenues dedicated by statute, as well as potential future proceeds from insurance company conversions. Total HCRA revenues are estimated to grow by approximately 3.3 percent on an annual basis during the Financial Plan period.

In addition to FHP, CHP, and HEAL NY, HCRA helps fund Medicaid, EPIC, physician excess medical malpractice insurance, and Indigent Care payments, which provide funding to hospitals serving a disproportionate share of individuals without health insurance.

The Fiscal Year 2014 Enacted Budget reduces various public health programs and shifts funding for certain programs between HCRA and the General Fund. The shifts are expected to lower spending in HCRA by approximately $145 million in fiscal year 2014 and $175 million thereafter and increase the General Fund spending by the same amount.

HCRA is expected to remain in balance over the multi-year projection period. As of June 19, 2013, under the current HCRA appropriation structure, spending reductions would occur if resources were insufficient to meet spending levels. These spending reductions could potentially affect core HCRA programs. The reauthorizations of HCRA in prior years maintained HCRA’s balance without the need for automatic spending reductions.

Given the inter-relationship between the General Fund and HCRA, any balances in HCRA are typically eliminated by adjusting the level of Medicaid disbursements that HCRA finances. This reduces costs that otherwise would have been paid for by the General Fund. Conversely, any shortfall in HCRA is expected to be financed by the General Fund.

MENTAL HYGIENE

The Department of Mental Hygiene is comprised of three independent agencies: OPWDD, Office of Mental Health (“OMH”), and Office of Alcoholism and Substance Abuse Services (“OASAS”). Services are administered to adults with serious and persistent mental illness; children with serious emotional disturbances; individuals with developmental disabilities and their families; and persons with chemical dependence. These agencies provide services directly to their patients through State-operated facilities and indirectly through community service providers. The costs associated with providing these services are funded by reimbursement from Medicaid, Medicare, third-party insurance and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, which are issued to finance improvements to infrastructure at mental hygiene facilities throughout the State, with the remaining revenue used to support State operating costs.

Legislation enacted in fiscal year 2013 established the Justice Center for the Protection of People with Special Needs, which were to have the primary responsibility for tracking, investigating and pursuing serious abuse/neglect complaints at facilities and provider settings operated, certified, or licensed by six State agencies. As of June 19, 2013, the activities of Commission on Quality of Care and Advocacy for Persons with Disabilities (CQCAPD) were to be subsumed by the Justice Center when it became operational on June 30, 2013.

Local assistance spending in mental hygiene accounts for nearly half of total mental hygiene spending from State Operating Funds, and is projected to grow by an average rate of 3.7 percent annually. This growth is attributable to increases in the projected State share of Medicaid costs and projected expansion of the various mental hygiene service systems including: increases primarily associated with developing new OPWDD residential and non-residential services and supports; the New York/New York III Supportive Housing agreement; and community beds that, as of June 19, 2013, were under development in the OMH pipeline. Additional outyear spending is assumed in Financial Plan estimates for costs associated with efforts to move individuals in nursing homes and other settings to the least restrictive setting possible, as well as several chemical dependence treatment and prevention initiatives for individuals receiving services through OASAS.

The Fiscal Year 2014 Enacted Budget achieved lower spending growth by authorizing the elimination of automatic inflationary factors in fiscal year 2014, including the 1.4 percent Human Services COLA and Medicaid trend adjustment, which provides rate reimbursement adjustments for eligible providers of services to the developmentally disabled, improved program efficiencies, enhanced audit recoveries, reduced administrative costs reimbursed to OPWDD providers, and revised estimates for mental health community bed funding.

OPWDD’s Medicaid-related spending estimates have been revised downward in the Enacted Budget by $820 million in fiscal year 2014, $535 million in fiscal year 2015, and $357 million thereafter. These revisions are attributable to the impact of reduced Federal revenue from Medicaid reimbursement at State-operated facilities providing developmental disability services. To compensate for the reduced Federal reimbursement for services provided, as of June 19, 2013, the State was undertaking various actions to reduce overall costs in the least disruptive manner possible for service delivery. These actions include shifting a portion of OPWDD Medicaid costs to DOH, the impact of which is expected to be managed on a neutral Financial Plan basis through the implementation of several actions, including comprehensive program reforms consistent with other states to generate Federal reimbursement for services already being provided, and the management of certain MRT investment initiatives. These savings are valued at $730 million in fiscal year 2014, $445 million in fiscal year 2015, and $267 million in each of fiscal years 2016 and 2017 and are part of the Mental Hygiene Stabilization Fund within the DOH global spending cap. In addition, $90 million of savings are to be achieved by OPWDD through a combination of actions identified in consultation with all relevant parties. These include $50 million in savings from reduced administrative costs, improved efficiencies, and collaborative efforts to utilize lower cost community based supports and services as opposed to more costly settings such as institutions and residential schools. In addition, $40 million in savings are to be generated from increased audit recoveries generated by enhanced audit activity by the Office of Medicaid Inspector General (OMIG) related to OPWDD services provided by nonprofit agencies.

SOCIAL SERVICES

Office of Temporary and Disability Assistance (“OTDA”) local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and Supplemental Security Income (“SSI”). The Family Assistance program, which is financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.

The decline in OTDA spending from fiscal year 2013 is driven primarily by the State’s projected costs for public assistance caseload and the fact that there are no longer timing delays for payments. The average public assistance caseload is projected to total 554,011 recipients in fiscal year 2014, a decrease of 2.2 percent from fiscal year 2013 levels. Approximately 249,528 families are expected to receive benefits through the Family Assistance program, a decrease of 2.7 percent from the fiscal year 2014. In the Safety Net program, an average of 118,706 families are expected to be helped in fiscal year 2014, a decrease of 3.0 percent. The caseload for single adults/childless couples supported through the Safety Net program is projected at 185,777, a decrease of 0.8 percent.

OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services administered by social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services intended to reduce out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families. The youth facilities program serves youth directed by family or criminal courts to be placed in residential facilities.

OCFS spending growth is driven by increases in claims-based programs; an increase in General Fund spending on Day Care beginning in fiscal year 2015, in order to keep spending on this program constant after a projected decrease in Federal funding; and the continued implementation of the NYC Close to Home Initiative. Growth in Child Welfare Services and Adult Protective/Domestic Violence reflects anticipated growth in local claims and flat Federal funding.

TRANSPORTATION

In fiscal year 2014, the Department of Transportation (“DOT”) is slated to provide $4.7 billion in local assistance to support statewide mass transit systems. This funding, financed through the collection of dedicated taxes and fees, is provided to mass transit operators throughout the State to support operating costs. The Metropolitan Transportation Authority (“MTA”), due to the size and scope of its transit system, receives the majority of the statewide mass transit operating aid. The MTA receives operating support from the Mobility Tax and MTA Aid Trust Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District. The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA to support the transit system. Legislation enacted in December 2011 eliminates the MTA payroll tax for all elementary and secondary schools as well as for certain small businesses. The State is expected to compensate the MTA annually for the decrease in receipts from this tax reduction.

Total operating aid to the transit systems is expected to increase in fiscal year 2014 by 10.3 percent, reflecting spending adjustments made in conjunction with upward revisions in the receipts forecast.

LOCAL GOVERNMENT ASSISTANCE

Direct aid to local governments includes the Aid and Incentive for Municipalities (“AIM”) program, which was created in fiscal year 2006 to consolidate various unrestricted local aid funding streams; VLT impact aid; and Small Government Assistance and Miscellaneous Financial Assistance. In addition, the State provides incentive grants to local governments. Spending for AIM efficiency incentive grants increases over the multi-year period reflecting the implementation of the Local Government Performance and Efficiency Program enacted in fiscal year 2012 to reward municipal efficiencies and to encourage less duplication among local governments in the delivery of services.

ALL OTHER LOCAL ASSISTANCE SPENDING

Other local assistance programs and activities include criminal justice, economic development, aging, and housing. Spending in these areas is not expected to change materially over the Financial Plan period.

AGENCY OPERATIONS

Agency operating costs include personal service, non-personal service, and General State Charges (“GSCs”). Personal service includes salaries of State employees of the Executive, Legislative, and Judicial branches, as well as overtime payments and costs for temporary employees. Non-personal service generally accounts for the cost of operating State agencies, including real estate rental, utilities, contractual payments

(i.e., consultants, information technology, and professional business services), supplies and materials, equipment, and telephone service. GSCs account for the costs of fringe benefits (e.g., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. In addition, certain agency operations of Transportation and Motor Vehicles are included in the capital projects fund type and not reflected in the State Operating Funds personal service or non-personal service totals.

Approximately 94 percent of the State workforce is unionized. The largest unions include CSEA, which represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; PEF, which represents professional and technical personnel (e.g., attorneys, nurses, accountants, engineers, social workers, and institution teachers); UUP, which represents faculty and non-teaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

Growth in agency operating spending is concentrated in agencies that operate large facilities, such as the State University, the mental hygiene agencies, and Corrections and Community Supervision. The main causes of growth include inflationary increases in payroll and operating costs expected for food, medical care and prescription drugs, and energy costs in State facilities, offset by expected savings from enterprise procurement efforts. In most years, there are 26 bi-weekly pay periods. In fiscal year 2016, there is one additional State institutional payroll, which results in higher spending mainly in mental hygiene and corrections. In addition, the State is slated to begin repayment to State employees of certain amounts withheld pursuant to the DRP in fiscal years 2012 and 2013 beginning in the last pay period in fiscal year 2015.

GENERAL STATE CHARGES

Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation, unemployment insurance, and dental and vision benefits. The majority of employee fringe benefit costs are paid centrally from statewide appropriations. However, certain agencies, including the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through GSCs are paid from the General Fund in the first instance, and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The largest General Fund reimbursement comes from the mental hygiene agencies.

GSCs also include certain fixed costs such as State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

GSCs are projected to increase at an average annual rate of 6.5 percent over the Financial Plan period. This is due to projected growth in health insurance and pension costs, offset by revenue collected from fringe benefit assessments, particularly from the mental hygiene agencies. The annual growth associated with pensions reflects an increase to the State’s pension contribution rate and an increase in the level of payments associated with prior year pension amortization.

TRANSFERS TO OTHER FUNDS (GENERAL FUND BASIS)

General Fund transfers help finance certain capital activities, the State’s share of Medicaid costs for State-operated mental hygiene facilities, debt service for bonds that do not have dedicated revenues, and a range of other activities.

A significant portion of the capital and operating expenses of DOT and Department of Motor Vehicles (“DMV”) are funded from the Dedicated Highway and Bridge Trust Fund (“DHBTF”). The Fund receives various dedicated tax and fee revenues, including the petroleum business tax, motor fuel tax, and highway use taxes. The Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the

DHBTF. As of June 19, 2013, the subsidy was required because the cumulative expenses of the fund—capital and operating expenses of DOT and DMV, debt service on certain transportation bonds—exceeded current and projected revenue deposits and bond proceeds.

General Fund transfers to other funds are expected to total $8.4 billion in fiscal year 2014—a $1.6 billion increase from fiscal year 2013. This increase is partially attributable to the accounting of SUNY operating support as a transfer rather than a direct State Operations expense in the General Fund, and the reduction in Federal aid for Mental Hygiene service, which results in an increase in State costs.

DEBT SERVICE

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by certain State public authorities on the State’s behalf. Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

Total debt service is projected at $5.7 billion in fiscal year 2014, of which $1.3 billion is paid from the General Fund through transfers, and $4.4 billion from other State funds. The General Fund transfer finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State’s revenue bonds, including personal income tax revenue bonds, DHBTF bonds, and mental health facilities bonds.

Enacted Budget projections for debt service spending have been revised to reflect a number of factors, including planned bond sales, the prepayment of $203 million of debt service otherwise due during fiscal year 2014, and legislative actions taken in the budget, including enactment of the new sales tax revenue bond credit.

PRIOR FISCAL YEARS

Cash-Basis Results

GENERAL FUND FISCAL YEARS 2011 THROUGH 2013

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

Recent Trends

With State receipts slowly recovering, the State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

Fiscal Year 2013

The State ended fiscal year 2013 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The fiscal year 2013 closing balance was $177 million lesser than the fiscal year 2012 closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

General Fund receipts, including transfers from other funds, totaled $58.8 billion in fiscal year 2013. Total receipts during fiscal year 2013 were $1.9 billion (3.3 percent) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement between DFS and Standard Chartered Bank.

General Fund disbursements, including transfers to other funds, totaled $59.0 billion in fiscal year 2013, $2.5 billion (4.4 percent) higher than in the prior fiscal year. This reflected expected growth in various local assistance programs, including education and Medicaid, both of which were subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

FISCAL YEAR 2013 RESULTS COMPARED TO FISCAL YEAR 2013 ENACTED BUDGET

The Fiscal Year 2013 General Fund closing balance of $1.6 billion was $209 million lower than initially estimated in the Fiscal Year 2013 Enacted Budget which reflected the combined impact of lower than planned receipts ($119 million) and higher than planned spending ($90 million).

RECEIPTS

Total receipts through March 2013 were $119 million below initial projections, reflecting the net impact of higher tax collections ($25 million); higher non-tax receipts and grants ($277 million); and lower than projected transfer support from other State funds ($421 million).

The variance in tax collections was a function of higher than anticipated business tax collections ($214 million) due to higher gross receipts and audit collections offset by lower than planned user taxes ($199 million) from slower than expected growth in taxable consumption. The variance in non-tax receipts represented a $340 million settlement payment to the State from Standard Chartered Bank based on claims that the bank did not comply with financial regulations; $75 million from the Manhattan District Attorney (DA) due to increased settlement activity; and lower than anticipated collections for abandoned property ($71 million) and licensing and fees ($54 million).

The lower than initially estimated transfers to the General Fund was mainly attributable to the ongoing revenue arbitration between the State and the Seneca Nation regarding the Tribe’s exclusivity zone ($104 million), and the delayed collection of receipts from localities for their share of youth facilities costs due to the timing of approval of the rate packages ($77 million). In addition, transfers were lower than initially projected due to the timing of certain mental hygiene transfers.

SPENDING

General Fund spending through March 2013 was $90 million above initial projections due to higher than anticipated spending in local assistance ($115 million), personal service ($238 million), and GSCs ($146 million), offset by lower than anticipated spending in non-personal service costs ($118 million) and lower than projected General Fund transfers to other State funds ($291 million).

The local assistance spending variance included $468 million in higher than projected spending for health care due almost entirely to revenue shortfalls in the HCRA fund that would otherwise offset Medicaid spending, and $124 million in higher-than-projected School Aid disbursements. These increased costs were largely offset by lower disbursements across a range of programs and activities.

Personal service spending exceeded initial estimates due almost exclusively to retroactive payments related to labor settlements reached between the State and two public employee unions after enactment of the fiscal year 2013 budget. These payments were financed from General Fund balances designated for this purpose. Non-personal service under-spending was reflected across a number of State agencies and programs, including: DOH Medicaid ($30 million) due to lower than planned contractual costs; the Labor Management Committees ($16 million) due to lower than anticipated costs for negotiated employee benefits; and disaster-related costs ($16 million) due to lower than assumed State outlays associated with Hurricane Irene and Tropical Storm Lee.

GSCs were higher than initially projected due mainly to the impact of higher than anticipated Workers’ Compensation payments, large one-time litigation payments and lower reimbursement payments from non-General Fund financing sources.

General Fund transfers to other funds were below initial estimates because of lower than projected operational costs for mental hygiene facilities ($132 million) and lower transfers needed to support the financing costs of Capital Projects ($139 million). The reduced transfers to the Capital Projects Fund reflected several factors that occurred throughout fiscal year 2013, including savings from refunding, the timing and size of bond sales, and the financing mix for capital projects, most of which were recognized and accounted for through subsequent updates to the Fiscal Year 2013 Financial Plan. The overall lower transfers were partially offset through higher debt service transfers ($67 million)—a reflection of a decision to pre-pay a portion of fiscal year 2014 debt service costs during fiscal year 2013 in order to achieve future savings.

FISCAL YEAR 2012

The State ended fiscal year 2012 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.79 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $102 million in the Community Projects Fund, $21 million in the Contingency Reserve, $283 million reserved for potential retroactive labor settlements, and $75 million in an undesignated fund balance. The fiscal year 2012 closing balance was $411 million greater than the fiscal year 2011 closing balance, which largely reflected actions to establish designated resources that could be used to address costs associated with potential retroactive labor agreements, and to build the State’s general emergency reserve fund balances. The State made a $100 million deposit to the Tax Stabilization Reserve at the close of the fiscal year 2012, the first deposit to the State’s rainy day reserves since fiscal year 2008.

General Fund receipts, including transfers from other funds, totaled $56.9 billion in fiscal year 2012. Total receipts during fiscal year 2012 were $2.5 billion (4.5 percent) higher than in the prior fiscal year. Total tax receipts were $3.1 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($2.4 billion) and business tax collections ($481 million). A decrease in the level of excess balances transferred from other funds partly offset the annual increase in tax receipts.

General Fund disbursements, including transfers to other funds, totaled $56.5 billion in fiscal year 2012, $1.1 billion (2.0 percent) higher than in the prior fiscal year. Excluding the impact of a $2.1 billion school aid deferral from March 2010 to the statutory deadline of June 2010, annual spending grew by $3.2 billion. Spending growth was largely due to the phase-out of extraordinary Federal aid (including the enhanced Federal share of Medicaid, Federal American Recovery and Reinvestment Act of 2009 (“ARRA”) Stabilization funding, and the TANF Emergency Contingency Fund) that temporarily reduced State-share spending in fiscal year 2011. Annual General Fund spending for agency operations in fiscal year 2012 was lower than in fiscal year 2011, consistent with management expectations and continued efforts in managing the workforce and controlling costs. Annual growth in GSCs was mainly due to employee fringe benefit costs and workers’ compensation payments; the pre-payment of pension costs during the final quarter of fiscal year 2012; and lower reimbursement from non-General Funds.

FISCAL YEAR 2011

The State ended fiscal year 2011 in balance on a cash basis in the General Fund. The General Fund ended fiscal year 2011 with a closing balance of $1.38 billion, consisting of $1.0 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance. The closing balance was $928 million lower than in fiscal year 2010. This reflected the planned use of a fund balance to pay for expenses deferred from fiscal year 2010 into fiscal year 2011.

General Fund receipts, including transfers from other funds, totaled $54.4 billion in fiscal year 2011. Total receipts during fiscal year 2011 were $1.9 billion (3.6 percent) higher than in the prior fiscal year. Total tax receipts were $2.5 billion higher, mainly due to the growth in personal income tax collections, sales tax, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery. Non-tax revenue was $631 million below the prior year. This was primarily due to the following fiscal year 2010 collections that were not received, or received in lower amounts, in fiscal year 2011: temporary utility surcharge (18-A assessment) ($429 million); the Power Authority resources ($158 million); Energy Research and Development Authority (“ERDA”) resources ($90 million); and fine collections ($101 million). An increase in the level of excess balances transferred from other funds partly offset the annual decline in miscellaneous receipts.

General Fund disbursements, including transfers to other funds, totaled $55.4 billion in fiscal year 2011. Disbursements in fiscal year 2011 were $3.2 billion (6.1 percent) higher than in the prior fiscal year. Spending growth was affected by the deferral of a $2.06 billion payment to schools from March 2010 to the statutory deadline of June 2010. Adjusting for this anomaly (that is, reducing fiscal year 2011 results by $2.06 billion and increasing fiscal year 2010 results by an equal amount), spending would have been approximately $950 million below fiscal year 2010 levels.

Local assistance spending, adjusted for the School Aid deferral, declined by approximately $1.1 billion compared to fiscal year 2010. This reflected lower levels of general School Aid spending enacted in the Fiscal Year 2011 Budget; the delay of a $300 million CUNY Senior College payment from fiscal year 2009 to June of fiscal year 2010, which increased fiscal year 2010 spending relative to fiscal year 2011; the elimination, as part of the fiscal year 2011 gap-closing plan, of approximately $300 million in annual AIM funding for New York City that would have been paid by December 2010; and additional Federal funding for public assistance benefit costs and State and local child welfare shares in fiscal year 2011, which reduced General Fund spending. These declines were partly offset by higher Medicaid spending due to rising costs of providing Medicaid services and reductions in the amount of available offsets from HCRA related to Indigent Care.

The annual change in personal service spending was mainly due to the payment of $270 million in retroactive salary settlements for employees represented by NYSCOPBA, the PBA and the Bureau of Criminal Investigation (BCI) in fiscal year 2010 and reductions across nearly all agencies. Non-personal service spending was lower by $155 million (7.8 percent) compared to the prior year, mainly reflecting the impact of spending controls.

Growth in GSCs spending was attributable to the increase in State contributions to the pension system and increased health insurance costs. Pension costs increased by $315 million in fiscal year 2011, after the amortization of $249 million in costs. Health insurance costs increased by $374 million. Transfers increased mainly for capital projects and the State share of Medicaid costs related to mental hygiene programs.

State Operating Funds Fiscal Years 2011 through 2013

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

FISCAL YEAR 2013

State Operating Funds receipts totaled $85.1 billion in fiscal year 2013, an increase of $2.5 billion over the fiscal year 2012 results. Disbursements totaled $88.8 billion in fiscal year 2013, an increase of $1.7 billion from the fiscal year 2012 results. The State ended fiscal year 2013 with a State Operating Funds cash balance of $4.4 billion. In addition to the $1.6 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.4 billion and the debt service funds had a closing balance of $381 million. The special revenue fund balances were held in numerous funds and accounts that supported a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the preservation of moneys needed for debt service payments to bond holders.

FISCAL YEAR 2012

State Operating Funds receipts totaled $82.6 billion in fiscal year 2012, an increase of $3.8 billion over the fiscal year 2011 results. Disbursements totaled $87.2 billion in fiscal year 2012, an increase of $2.8 billion from the fiscal year 2011 results. The State ended fiscal year 2012 with a State Operating Funds cash balance of $3.8 billion. In addition to the $1.8 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $1.6 billion and the debt service funds had a closing balance of $428 million. The remaining special revenue fund balances were held in numerous funds and accounts that supported a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the preservation of moneys needed for debt service payments to bond holders.

FISCAL YEAR 2011

State Operating Funds receipts totaled $78.8 billion in fiscal year 2011, an increase of $2.9 billion over the fiscal year 2010 results. Disbursements totaled $84.4 billion in fiscal year 2011, an increase of $3.8 billion from the fiscal year 2010 results. The State ended fiscal year 2011 with a State Operating Funds cash balance of $4.0 billion. In addition to the $1.4 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.1 billion and the debt service funds had a closing balance of $453 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated moneys received for a specified purpose prior to disbursement). A large fund balance was dedicated to finance the operations and activities of SUNY campuses and hospitals ($651 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the preservation of moneys needed for debt service payments to bond holders.

ALL FUNDS FISCAL YEARS 2011 THROUGH 2013

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity, and includes spending from Federal funds and capital projects funds. As of June 19, 2013, the All Funds Financial Plan had not grown in recent years.

Fiscal Year 2013

All Funds receipts for fiscal year 2013 totaled $133.2 billion, an increase of $511 million over fiscal year 2012 results. Annual growth in tax receipts and miscellaneous receipts was partly offset by a decline in Federal grants. All Funds disbursements for fiscal year 2013 totaled $133.1 billion, a decrease of $407 million over fiscal year 2012 results. The annual decline largely reflected the growth in State Operating Funds previously described, more than offset by declines in Federal Operating Funds and Capital Project Funds. The annual decrease in Federal Operating Funds spending was due to the phasing-out of approximately $2.7 billion in funding available from the Federal ARRA between fiscal years 2012 and 2013, partially offset by nearly $1 billion in Federal disaster assistance spending in fiscal year 2013. The capital projects spending decline reflected the recent completion of economic development projects, including the SUNY College for Nanoscale and Science Engineering, Global Foundries, and the Aqueduct Video Lottery Facility.

The State ended fiscal year 2013 with an All Funds cash balance of $3.9 billion. The $4.4 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $485 million. The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

Fiscal Year 2012

All Funds receipts for fiscal year 2012 totaled $132.7 billion, a decrease of $577 million over fiscal year 2011 results. Annual growth in tax receipts and miscellaneous receipts was more than offset by a decline in Federal grants. All Funds disbursements for fiscal year 2012 totaled $133.5 billion, a decrease of $1.3 billion over fiscal year 2011 results. The annual changes largely reflected the impact of Federal ARRA aid.

The State ended fiscal year 2012 with an All Funds cash balance of $3.4 billion. The $3.8 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $449 million. The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

Fiscal Year 2011

All Funds receipts for fiscal year 2011 totaled $133.3 billion, an increase of $6.7 billion over fiscal year 2010 results. Annual growth in Federal grants and tax receipts was partially offset by a decline in miscellaneous receipts. All Funds disbursements for fiscal year 2011 totaled $134.8 billion, an increase of $7.9 billion over fiscal year 2010 results. The annual change reflected growth due to ARRA “pass-through” and growth in capital spending and debt service, as well as the $2.1 billion school aid deferral from fiscal year 2010.

The State ended the fiscal year 2011 with an All Funds cash balance of $3.8 billion. The $4.0 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $168 million. The negative balance in the capital projects fund resulted from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

CAPITAL PROGRAM AND FINANCING PLAN

DOB prepares a Multi-Year Capital Program and Financing Plan with the Executive Budget and updates it following enactment of the budget (the “Enacted Capital Plan”). The Enacted Capital Plan outlines the anticipated capital spending over the five-year period, the means by which it is to be financed, the impact on debt measures, and the anticipated debt issuances required to support the planned capital spending.

Capital Plan

As prescribed by New York Works Task Force, DOB, as of June 19, 2013, had for the first time formulated 10-year capital commitment and disbursement projections for State agencies. The total commitment and disbursement levels over the 10-year capital planning horizon reflect, among other things, projected capacity under the State’s debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to the fiscal year 2014.

Fiscal Year 2014 Capital Projects Spending

Spending on capital projects is projected to total $9.4 billion in fiscal year 2014, which includes $1.4 billion in “off-budget spending” directly from bond proceeds held by public authorities. Overall, capital spending in fiscal year 2014 is projected to increase by $543 million (6 percent) from fiscal year 2013.

In fiscal year 2014, transportation spending is projected to total $4.7 billion, which represents 50 percent of total capital spending, with education, including the Expanding Our Children’s Education and Learning (“EXCEL”) program, comprising the next largest share at 22 percent. Economic development spending represents 6 percent and spending for parks and environment represents 7 percent. The remaining 15 percent is comprised of spending for mental hygiene, health and social welfare, public protection and all other capital programs.

Spending for transportation is projected to increase by $269 million (6 percent) in fiscal year 2014, reflecting the continuation of accelerated spending on road and bridge projects under the New York Works program and additional Consolidated Highway Improvement Programs (CHIPs) funding included in the Enacted Budget.

Parks and environment spending is expected to decrease by $72 million (-10 percent) in fiscal year 2014 reflecting the continued phasedown of general obligation bond authorizations.

Economic development and government oversight spending is projected to increase by $173 million (40 percent). This spending reflects several new economic development initiatives designed to spur job growth, including money for the Regional Councils Initiative. Also, in fiscal year 2014, the Enacted Budget dedicates resources to western New York to bolster the Buffalo Regional Innovative Cluster, and the Buffalo Bills Stadium improvements. It also provides additional investments in capital projects for higher education that are to provide statewide economic opportunities, including SUNY 2020 and CUNY 2020.

Spending for health and social welfare is projected to increase by $52 million (9 percent). This reflects ongoing commitment levels of the $1.6 billion HEAL NY program enacted in fiscal year 2008.

Education spending is projected to decrease by $107 million (-5 percent) in fiscal year 2014. This is primarily due to declining spending at SUNY related to the removal of the residence hall program and continued spending from previously enacted capital plans, as well as the phasedown of the EXCEL program.

Spending increases of $89 million (37 percent) for public protection primarily reflect the State’s share of funding related to damages caused by Superstorm Sandy, enhanced aviation equipment, continued investments in the Division of Homeland Security and Emergency Services State Preparedness Training Center, as well as preservation and improvement projects at correctional facilities. Mental hygiene capital spending is expected to increase by $104 million.

General government capital spending is expected to increase by $41 million (62 percent) primarily attributable to costs associated with State technology projects, which are to be selected through a governance process based on return on investment (ROI) or a cost-benefit analysis.

Spending for agencies in the “All Other” category is projected to decrease by $4 million (-6 percent) primarily due to reduced spending from the Statewide equipment program.

FINANCING FISCAL YEAR 2014 CAPITAL PROJECTS SPENDING

In fiscal year 2014, the State plans to finance 57 percent of capital projects spending with long-term debt. Federal aid is expected to fund 19 percent of the State’s fiscal year 2014 capital spending, primarily for transportation. State cash resources are slated to finance the remaining 24 percent of capital spending. Year-to-year, total pay-as-you-go support is projected to decrease by $159 million, with State pay-as-you-go decreasing by $138 million and Federal pay-as-you-go support decreasing by $21 million. Bond-financed spending is projected to increase by $700 million.

Financing Plan

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey. As of March 31, 2013, total State-related debt outstanding totaled $56.1 billion, equal to approximately 5.4 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State have been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax Revenue Bond program and the New York LGAC bonds. Since 2002, the State has financed most of its capital program with Personal Income Tax Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State expects to transition to using only three credits—general obligation bonds, Personal Income Tax Revenue Bonds, and the new Sales Tax Revenue Bond program, which was authorized in the Enacted Budget.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s Generally Accepted Accounting Principles (“GAAP”)-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by Office of the State Comptroller (“OSC”) on an annual basis. The debt reported in the GAAP-basis financial statements includes general obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not included in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of general obligation debt and debt of LGAC is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of Personal Income Tax and Sales Tax Revenue Bonds) acting under the direction of DOB. The Authorized Issuers include the Thruway Authority, DASNY, Empire State Development (“ESD”), the Environmental Facilities Corporation (EFC), and the Housing Finance Agency (HFA) for Personal Income Tax Revenue Bonds and the Thruway Authority, DASNY, and ESD for Sales Tax Revenue Bonds. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, the Public Authorities Control Board (PACB) and the State Comptroller.

The State indicated as of June 19, 2013 that it had never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual obligation financing arrangements.

STATE-SUPPORTED DEBT OUTSTANDING

State-supported debt represents obligations of the State that are paid from traditional State resources and have a budgetary impact. It includes general obligation debt, State Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for general obligation debt, is subject to annual appropriations by the State Legislature, but the State’s credits have different security features, as described in this section. The Debt Reform Act limits the amount of new State supported debt issued since April 1, 2000. See “Financial Plan Overview—Capital Commitment Plan and Debt Reform Act Limit” for more information.

STATE PERSONAL INCOME TAX REVENUE BOND PROGRAM

Since 2002, the Personal Income Tax Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by the State’s Authorized Issuers. The legislation requires 25 percent of State personal income tax receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds.

Legislation enacted in 2007 increased the amount of personal income tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual personal income tax receipts or (ii) $6 billion. Debt service on State Personal Income Tax Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2013, approximately $27 billion of State Personal Income Tax Revenue Bonds were outstanding. The projected Personal Income Tax Revenue Bond coverage ratios, noted below, are based upon estimates of personal income tax receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $3.5 billion annually over the next four years, personal income tax coverage is expected to decline from 3.8 times in fiscal year 2014 to 3.7 times in fiscal year 2017.

SALES TAX REVENUE BOND PROGRAM

Legislation included in the Fiscal Year 2014 Enacted Budget created a new Sales Tax Revenue Bond program. This new bonding program is to replicate certain credit features of personal income tax and LGAC revenue bonds and is expected to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that is to provide for the payment of these bonds. The new Sales Tax Revenue Bonds are to be secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this is to increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements would be transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund is expected to have appropriation-incentive and General Fund “reach back” features comparable to personal income tax and LGAC bonds. A “lock box” feature is to restrict transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

DOB expects the first Sales Tax Revenue Bond issue to close in the third quarter of fiscal year 2014 and that the Sales Tax Revenue Bonds are to be used interchangeably with Personal Income Tax Revenue Bonds to finance State capital needs. Assuming average issuances of approximately $1.2 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge is expected to decline from 37.4 times in fiscal year 2014 to 9.7 times in fiscal year 2017.

Also included in the Fiscal Year 2014 Enacted Budget was legislation that authorizes the use of State Sales Tax Revenue Bonds and Personal Income Tax Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This change allows the State to transition to the use of three primary credits—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and General Obligation Bonds to finance the State’s capital needs.

GENERAL OBLIGATION FINANCINGS

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term general obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years, and the State, as of June 19, 2013, had no bonds outstanding with a remaining final maturity that was more than 30 years.

General obligation debt, as of June 19, 2013, was authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.

Most general obligation debt-financed spending in the Enacted Capital Plan is authorized under nine previously approved bond acts (five for transportation and four for environmental and recreational programs). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act. DOB projected that spending authorizations from the remaining bond acts would be virtually depleted by the end of the plan. As of March 31, 2013, approximately $3.5 billion of general obligation bonds were outstanding.

The State Constitution permits the State to undertake short-term general obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). General obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to general obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANs that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025.

The legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. As of June 19, 2013, however, the State had taken extraordinary measures in recent years to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by New York City or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Fiscal Year 2014 Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

STATE-SUPPORTED LEASE-PURCHASE AND OTHER CONTRACTUAL-OBLIGATION FINANCINGS

Prior to the 2002 commencement of the State Personal Income Tax Revenue Bond program, public authorities or municipalities issued other lease-purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Under this financing structure, bonds were issued to finance various capital programs, including those which finance certain of the State’s highway and bridge projects, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (i.e., personal income taxes, motor vehicle and motor fuel related-taxes, and patient income). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

Legislation first enacted in fiscal year 2011, and extended through fiscal year 2014, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates.

OTHER NEW YORK STATE REVENUE BOND PROGRAMS

Legislation included as part of the Fiscal Year 2014 Enacted Budget authorizes Personal Income Tax and Sales Tax Revenue Bonds to be issued to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This change allows the State to transition to the use of three primary credits—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and general obligation bonds.

DEDICATED HIGHWAY AND BRIDGE TRUST FUND BONDS

DHBTF bonds are issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees. As of March 31, 2013, approximately $7.0 billion of DHBTF bonds were outstanding.

MENTAL HEALTH FACILITIES IMPROVEMENT BONDS

Mental Health Facilities Improvement bonds are issued to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. As of March 31, 2013, approximately $2.3 billion of Mental Health Facilities Improvement bonds were outstanding.

A major source of patient revenues for these bonds are Federal Medicaid payments for services delivered by OPWDD. Debt service coverage ratios for future years, as of June 19, 2013, were projected at approximately

7.3 times for existing Mental Health Facilities Improvements Revenue Bonds. As noted previously, the Federal Center for Medicare and Medicaid Services (“CMS”) have engaged the State regarding claims for services provided to individuals in developmental centers operated by OPWDD. In addition, to the reductions in rates that commenced on April 1, 2013, on February 8, 2013, the U.S. Department of Health & Human Services Office of the Inspector General, at the direction of the Federal CMS, began a review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for the Developmentally Disabled (“ICF/DD”). The initial review period includes claims for services provided during the period April l, 2010 through March 31, 2011. As a result of this review, CMS may seek to recover Federal funds for any payments that it determines to be in excess of Federal requirements. The State has prospectively resolved CMS concerns regarding its payments to ICF/DDs with a state plan change effective April 1, 2013, and continues to have discussions with CMS to resolve these concerns related to the April 1, 2010 through March 31, 2011 period. Adverse action by the Federal government relative to the allowability of Medicaid costs or services in years prior to fiscal year 2014 would result in a significant loss of Federal aid. The prospective resolution of this matter resulted in a reduction in Federal aid of $1.1 billion annually. A comparable amount of Federal aid is at risk for any prior period that may be pursued by CMS. Matters of this type are sometimes resolved with a prospective solution (as already commenced by New York State), and the State is not aware of any similar attempts by the Federal government to retroactively recover Federal aid of this magnitude that was paid pursuant to an approved State plan. The State continues to seek CMS approval to proceed with the development of a sustainable system of service funding and delivery for individuals with developmental disabilities. However, there can be no assurance that Federal action in this matter will not result in materially adverse changes to the State Financial Plan.

SUNY DORMITORY FACILITIES BONDS

Legislation enacted in the Fiscal Year 2014 Budget created a new bonding program to finance the SUNY residence hall program. The new bonding program is to be supported solely by third party revenues generated by student rents. The revenues are to flow directly to DASNY for the payment of debt service without an appropriation. Unlike the existing program, the new program is not expected to include a SUNY general obligation pledge, thereby eliminating any recourse to the State. The existing SUNY Dormitory Facilities Lease Revenue Bonds are expected to continue to be counted as State-supported debt until they are refunded and defeased or are paid off at maturity. As of March 31, 2013, approximately $1.5 billion of SUNY Dormitory Facilities Lease Revenue Bonds were outstanding under the existing program.

STATE-RELATED DEBT OUTSTANDING

State-related debt is a broader measure of debt that includes State-supported debt, as discussed above, and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt. As of March 31, 2013, the State had never been required to make an unanticipated debt service payment on contingent contractual, moral obligation, or State-guaranteed obligations.

CONTINGENT-CONTRACTUAL OBLIGATION FINANCING

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for general obligation, all payments are subject to annual appropriation. As of June 19, 2013, the State had never been required to make any payments under this financing arrangement, but the bankruptcy and deteriorating financial conditions of certain hospitals in the secured hospitals program (described below) are expected to require the State to start making payments in fiscal year 2014.

SECURED HOSPITAL PROGRAM

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State MCFFA and by DASNY through the Secured Hospital Program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. As of March 31, 2013, there was approximately $421 million of bonds outstanding for this program. See “Financial Plan Overview—Risks and Uncertainties Related to the State Financial Plan—Secured Hospital Program” for more information.

TOBACCO SETTLEMENT FINANCING CORPORATION (“TSFC”)

Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments through the TSFC, a corporation created under the legislation that is a subsidiary of the MBBA, through an asset-backed securitization transaction. To lower costs, the legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. To reduce the chance that the State’s contractual payments will be required in the event that tobacco receipts and bond reserves are not sufficient to pay debt service, the TSFC bonds were structured to meet or exceed all rating agency tobacco bond stress tests. The $4.2 billion of upfront payments received by the State from the securitization were used to help restore State budget balance in fiscal year 2004 ($3.8 billion) and fiscal year 2005 ($400 million).

The bonds carry a final nominal maturity of 19 years and have an expected final maturity of 13 years, based on optional redemptions (i.e., an expected final maturity in calendar year 2018). The expected final maturity may deviate due to the optional nature of the redemptions and adjustments to tobacco settlement payments due from participating manufacturers. Various manufacturers, including the original participating manufacturers, have made reduced payments to states and territories, or deposit payments into a special disputed payments account awaiting determination through arbitration of entitlement to adjustments. As of March 31, 2013, approximately $2.4 billion of TSFC bonds were outstanding. DOB does not anticipate that the State will be called upon to make any payment, pursuant to the contingency contract, in fiscal year 2014. However, if the State were to lose the current arbitration decision and continued to lose future arbitration determinations, it is possible that the State will have to make payments through the service contract after the debt service fund is depleted. See “Litigation and Arbitration—Tobacco Master Settlement Agreement” for more information.

MORAL OBLIGATION FINANCINGS

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. As of June 19, 2013, there had never been a payment default on any moral obligation debt of any public authority. DOB does not expect the State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency (HFA) pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation (UDC) and other public authorities which had moral obligation debt outstanding. As of June 19, 2013, the State indicated that it had not been called upon to make any payments pursuant to any moral obligations since fiscal year 1987 and no such requirements were anticipated during fiscal year 2014.

STATE-GUARANTEED FINANCINGS

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). As of June 19, 2013, the State had never been called upon to make any direct payments pursuant to any such guarantees.

Due to concerns regarding the economic viability of its programs, JDA’s loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In April 2004, JDA issued approximately $42 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA’s capital finances. As of March 31, 2013, JDA had approximately $15 million of bonds outstanding. DOB does not anticipate that the State will be called upon to make any payments pursuant to the State guarantee in fiscal year 2014.

OTHER STATE FINANCINGS

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the issuer or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

Borrowing Plan

Debt issuances of $5.1 billion are planned to finance new capital project spending in fiscal year 2014, an increase of $1.5 billion (42 percent) from fiscal year 2013. It is anticipated that the State will finance capital projects through Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and general obligation bonds in fiscal year 2014. Personal Income Tax and Sales Tax issuances are to include capital projects previously financed through the DHBTF Bonds credit and Mental Health Facilities Improvement Revenue Bonds credit. The SUNY residence hall program is to be financed with the new SUNY Dormitory Facilities credit that was authorized in the Enacted Budget.

The bond issuances are to finance capital commitments for transportation infrastructure ($1.9 billion), education ($1.7 billion), health and mental hygiene ($459 million), economic development ($424 million), the environment ($362 million), and State facilities and equipment ($323 million).

As of June 19, 2013, the State indicated that over the next five years, new debt issuances were projected to total $24.7 billion. New issuances are primarily for transportation infrastructure ($7.9 billion), education facilities ($8.0 billion), economic development ($4.1 billion), the environment ($1.6 billion), mental hygiene and health care facilities ($1.6 billion), and State facilities and equipment ($1.5 billion).

The State expects to finance all of its bond-financed capital needs in fiscal year 2014 through only three highly-rated programs—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and general obligation bonds.

State-Related Debt Service Requirements

INTEREST RATE EXCHANGE AGREEMENTS AND NET VARIABLE RATE OBLIGATIONS

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of

June 19, 2013, the limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) was no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements are also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $52.5 billion as of March 31, 2013 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8 billion each (15 percent of total outstanding State-supported debt). As discussed below, as of March 31, 2013, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.

INTEREST RATE EXCHANGE AGREEMENTS

As of March 31, 2013, the State’s Authorized issuers had a notional amount of $2.0 billion in interest rate exchange agreements. Overall, the State’s swap exposure is expected to decline from 3.9 percent in fiscal year 2013 to 2.7 percent in fiscal year 2018.

As of June 19, 2013, the State’s swaps portfolio was comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (1) a variable rate bond is sold to bondholders, and (2) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement results in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65 percent of London InterBank Offered Rate (“LIBOR”) for all State swaps). The variable rate the State pays to bondholders and the variable rate the State is receiving from the counterparty off-set each other, leaving the State with the synthetic fixed rate payment. The synthetic fixed rate was less than the fixed rate the State would have paid to issue traditional fixed rate bonds at that time.

As of June 19, 2013, the State indicated that it had no plans to increase its swap exposure, and that it might take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

NET VARIABLE RATE OBLIGATIONS

The State’s net variable rate exposure (including a policy reserve) is projected to average 1.6 percent of outstanding debt from fiscal years 2013 through 2017. The debt that is charged against the variable rate cap represents the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a swap are not included in the variable rate cap, as discussed previously in the “Interest Rate Exchange Agreements” section.

As of June 19, 2013, the State indicated that its current policy was to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure.

As of June 19, 2013, the State indicated that it had no plans to issue additional variable rate debt, and that it might further reduce existing variable rate exposure.

State Bond Caps and Debt Outstanding

Bond caps are legal authorizations to issue bonds to finance the State’s capital projects. The caps can authorize bond financing of capital appropriations. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. The aggregate bond caps have increased by $3.6 billion in fiscal year 2014.

Debt authorizations for capital programs are either approved or enacted at one time, expected to be fully issued over time, or enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not, however, indicate intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. The amount of bonds authorized may be increased or decreased from time to time by the Legislature. In the case of general obligation debt, increases in the authorization must be approved by the voters.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its authorities were to default on their respective obligations, particularly those classified as State-supported or State-related debt under the section entitled “Capital Program and Financing Plan.”

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings. The Fiscal Year 2013 Enacted Budget authorized any public benefit corporation to make voluntary contributions to the State’s General Fund at any time from any funds as deemed feasible and advisable by the public benefit corporation’s governing board after due consideration of the public benefit corporation’s legal and financial obligations, and deemed such payment a “valid and proper purpose” for such funds. This authorization expired on March 31, 2013.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

As of December 31, 2012 (as of March 31, 2012 for Job Development Authority or “JDA”), each of 19 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $171 billion, only a portion of which constitutes State-supported or State-related debt.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. Between 2004 and January 2012, the State Legislature passed 21 special acts authorizing, or amending authorizations for, bond issuances to finance local government operating deficits, including a total of four passed during the 2009 and 2010 legislative sessions. However, the legislation introduced during the regular 2012 legislative session that would have authorized Rockland County and the City of Long Beach to issue bonds to address accumulated deficits did not pass both houses of the legislature. As of June 19, 2013, similar legislation on behalf of these two entities was also being considered in 2013. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.

The Buffalo Fiscal Stability Authority had exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but transitioned to Advisory Period powers commencing on July 1, 2012.

In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that Nassau would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a Control Period in State Supreme Court and did not prevail. As of June 19, 2013, NIFA was exercising Control Period powers over Nassau County.

On February 14, 2013, the U.S. District Court for the Eastern District of New York issued an opinion in Carver, et al. v. Nassau County Interim Finance Authority, et al. granting the plaintiffs’ (law enforcement unions) motion for summary judgment seeking to nullify NIFA’s imposition of a wage freeze during the control period in 2011. The court stated that the operation of its judgment shall be stayed pending an appeal, by NIFA to the United States Court of Appeals for the Second Circuit. Both NIFA and the County have appealed.

Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which, as of June 19, 2013, performed certain review and advisory functions. The City of Yonkers no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s fiscal year 2013 or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. And, in some cases, these delays have necessitated short-term borrowing at the local level. More recent developments that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; new constraints (for local governments other than in New York City and school districts outside New York City and the four other largest cities in New York State) on raising property tax revenues given legislation that, as of June 19, 2013, limited growth in the tax levy, subject to override; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION AND ARBITRATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in fiscal year 2014 or thereafter.

For the purpose of this “Litigation and Arbitration” section, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, at all of which are above the $100 million materiality threshold described above. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from these litigation matters are not presently determinable, it is the State’s position that any potential liability in these litigation matters is not expected to have a material and adverse effect on the State’s financial position in fiscal year 2014 or thereafter.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Fiscal Year 2014 Financial Plan. The State believes that the Fiscal Year 2014 Enacted Budget includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during fiscal year 2014. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Fiscal Year 2014 Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Fiscal Year 2014 Enacted Budget.

Real Property Claims

There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of the plaintiff.

During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 547 U.S. 1128 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the United States Supreme Court denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit. See 132 S. Ct. 452 (2011).

On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues. As pertinent here, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. The agreement requires the approval of the State Legislature and, where applicable, the United States Department of the Interior and the New York State Office of the Attorney General.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. As of June 19, 2013, the defendants’ motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga, and Oneida, was pending in District Court. A Report and Recommendation was issued by the Magistrate on September 28, 2012 recommending that all claims be dismissed except those over an area known as the Hogansburg Triangle, which claims the Magistrate recommends should proceed through discovery and additional motion practice. The parties filed objections to the Report and, as of June 19, 2013, awaited a decision by the District Judge.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties are to work towards a mutually agreeable resolution of the tribe’s land claim.

In The Onondaga Nation v. The State of New York, et al. (NDNY), plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On September 22, 2010, the District Court granted defendants’ motion to dismiss the action for laches, based on the Oneida, Sherrill and Cayuga decisions. That decision was affirmed by the Second Circuit Court of Appeals on October 19, 2012. The Plaintiff’s motion for rehearing or rehearing en banc was denied by the Second Circuit on December 21, 2012, but on April 24, 2013, a petition for writ of certiorari was filed with the United States Supreme Court.

In Shinnecock Indian Nation v. State of New York, et al. (EDNY), plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants’ motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The motion for reconsideration has been withdrawn, but, as of June 19, 2013, a motion to amend the complaint remained pending in the District Court and stayed through at least March 1, 2013. The Shinnecock appeal to the Second Circuit also remained stayed.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the parties have sought to resolve the relative responsibilities of the State and Federal governments for the cost of remediating the Western New York Nuclear Service Center (the “Center” or “Site”), located in West Valley, Cattaraugus County, New York. The Center was established by the State in the 1960s in response to a Federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste (“HLRW”) generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act (the “Act”) in 1980, directing the Federal government to solidify the HLRW and transport it to a Federal repository, decontaminate and decommission the facilities and dispose of the low-level waste produced from the Demonstration Project. The Act directed the State to pay 10 percent of the Demonstration Project costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act (and thus subject to the 90/10 split); who bears the long-term responsibility for maintaining, repairing or replacing and monitoring tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined Federal and State cost expenditures through June 19, 2013 amounted to approximately $2.6 billion. As of June 19, 2013, the State’s expenditures at the Center were approaching $320 million.

In order to resolve these disputes, the State and the New York State ERDA (which owns the Center on behalf of New York State) filed suit in December 2006, seeking a declaration: (1) that the Federal government (which sent wastes from various Federal facilities to the Center) is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA, or Federal Superfund law) for the State’s cleanup costs and for damages to the State’s natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the Federal government’s responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the U.S. is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a Consent Decree was approved and entered on August 17, 2010, resolving several key claims in the litigation.

The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site-cleanup decisions are being made via the ongoing Environmental Impact Statement (EIS) process.

The Consent Decree also does not resolve two claims raised in the State’s lawsuit—the State’s natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the Federal government has agreed to toll, will be pursued by the New York State Department of Environmental Conservation (DEC) (as trustee of the State’s natural resources) and the Attorney General’s office. Regarding the latter claim, the State asserts that the Federal government bears sole responsibility for the cost of disposing of the 275 canisters of vitrified HLRW waste remaining at the Site at a Federal repository once one becomes available. This claim was neither settled nor dismissed and, as of June 19, 2013, remained in litigation. The parties have agreed on a briefing schedule for competing motions to dismiss the Nuclear Waste Policy Act claim, with opening briefs to be submitted in March 2013.

Metropolitan Transportation Authority

There are several cases in which the plaintiffs challenge the constitutionality of Chapter 25 of the Laws of 2009, which imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District. The revenues derived from this statute are intended to assist the Metropolitan Transportation Authority, which a State commission concluded was facing substantial financial pressure. The plaintiffs seek judgments declaring that the enactment of Chapter 25 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bill, and liability for the debts of public authorities. Some of the plaintiffs also seek a judgment declaring that the enactment of Chapter 25 violated provisions of Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining. These cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al. (transferred to Sup. Ct., Albany Co. as of June 19, 2013), William Floyd Union Free School District v. State (transferred to Sup. Ct., New York Co. as of June 19, 2013), Town of Brookhaven v. Silver, et al. transferred to Sup. Ct., Albany Co. as of June 19, 2013), Town of Southampton and Town of Southold v. Silver transferred to Sup. Ct. Albany Co. as of June 19, 2013), Town of Huntington v. Silver (transferred to Sup. Ct. Albany Co. as of June 19, 2013), Mangano v. Silver (Sup. Ct. Nassau Co.), Town of Smithtown v. Silver (part of the Mangano case in Sup. Ct. Nassau Co. as of June 19, 2013), and Vanderhoef v. Silver (in Sup. Ct. Albany Co. as of June 19, 2013). Suffolk County, Westchester County, the Orange County Chamber of Commerce, and a number of additional towns and a village also joined the Mangano case as plaintiffs.

The defendants sought to change the venue of all of these cases to Albany County or New York County and venue was changed in most of the cases. In Vanderhoef, Huntington, Floyd, Brookhaven, Southampton/Southold and Hampton, the defendants moved for judgment in their favor. The plaintiffs in Hampton then voluntarily stipulated to discontinue their case, as did the plaintiff in Floyd after legislative amendment of the applicable statute that exempted school districts from the “mobility tax” imposed by this statute on employers in the Metropolitan Commuter Transportation District. The Supreme Court, Albany County issued decisions granting summary judgment to defendants in Brookhaven, Huntington, Southampton/Southold and Vanderhoef. The plaintiffs in Brookhaven, Huntington and Vanderhoef appealed from those decisions in their cases but failed to perfect their appeals within nine months after the date of their notices of appeal, which, pursuant to the Rules of the Third Department, means their appeals are deemed abandoned. The plaintiffs in Vanderhoef belatedly attempted to file an appellate brief, which was rejected by the Appellate Division, Third Department, as untimely. They then moved for leave to perfect their appeal notwithstanding their delay and the Appellate Division granted their request; the defendants’ time to file their briefs was extended to June 3, 2013 and, as of June 19, 2013, defendants had requested a further extension until July 3, 2013, in the expectation of a decision by the Appellate Division, Second Department, in Mangano, discussed below. In Mangano, the Supreme Court, Nassau County denied defendants’ motion for change of venue. All parties moved for summary judgment in Supreme Court, Nassau County. By decision dated August 22, 2012, the Supreme Court (a) granted summary judgment to the defendants to the extent of dismissing the claims against certain of the individual State defendants on the ground of legislative immunity, but (b) granted summary judgment to Plaintiffs to the extent that it held the MTA payroll tax unconstitutionally impinged on the home rule powers guaranteed under Article IX of the New York State Constitution. Judgment in accordance with that decision was entered October 1, 2012 and all defendants have appealed. Briefing on those appeals was completed, including an amicus curiae brief in support of the State’s position by the New York State American Federation of Labor and Congress of Industrial Organizations (AFL-CIO), Transport Workers Union Local 100 and New York State Union Conference, and oral argument was held on April 16, 2013, in the Appellate Division, Second Department. On or about October 26, 2012, the Towns of Southampton and Southold, whose previous litigation challenging the tax had been decided against them, commenced an action in the New York Court of Claims entitled The Town of Southampton and the Town of Southold v. The State of New York, et al., in which they seek, based on the Supreme Court decision in Mangano, refund of all moneys they have paid under the payroll tax, as well as a declaration and injunction barring further collection of the tax from them. As of June 19, 2013, the State’s motion to dismiss the claim in the Court of Claims had been fully briefed and was awaiting decision, but the Court indicated that it intended to await the decision of the Appellate Division in the Mangano case before deciding the motion.

School Aid

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (SBE). In a decision and order dated July 21, 2009, the Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

Depositions have been completed. The discovery deadline was May 3, 2013. The note of issue was filed on May 13, 2013. As of June 19, 2013, a final conference was scheduled for September 16, 2013.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools (GSPS) to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. As of June 19, 2013, the State’s appeal of the order granting the preliminary injunction was pending in the Appellate Division, First Department.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced February 20, 2013, plaintiffs seek a judgment declaring that the provisions of Education Law § 2023-a, which imposes a 60 percent super-majority requirement on school districts which seek to raise their tax levies above the previous year’s levy by the lesser of 2 percent or the rate of inflation violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statute would interfere with local control of education financing and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding.

Medicaid Nursing Home Rate Methodology

In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the “reserve bed patient day adjustment,” which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York County, granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. Supreme Court also directed the defendant to re-compute Medicaid rates for the plaintiff’s’ facilities. As of June 19, 2013, the deadline for such re-computation was June 28, 2013. The Appellate Division, First Department affirmed Supreme Court’s partial summary judgment decision on interlocutory appeal and remanded the case to Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. As of June 19, 2013, the parties were conducting discovery.

Sales Tax

There are several cases challenging the State’s authority to collect taxes on cigarettes sold on Indian reservations.

In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), the tribal plaintiffs seek judgments declaring that Chapters 134 and 136 of the Laws of 2010, which enacted amendments to the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members, violate their rights under Federal law, and enjoining the State from enforcing those laws. In four of the five cases, the District Court for the Western District of New York denied plaintiffs’ motions for preliminary injunctions but granted a stay of enforcement pending plaintiffs’ appeal. In the fifth case, the District Court for the Northern District of New York granted the plaintiff’s motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the Western District’s orders denying the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion. The State moved for summary judgment in the Northern and Western District cases. The plaintiffs moved for voluntary dismissal without prejudice in these cases. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York, (Sup. Ct., Erie Co.) against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by Federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs’ request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs’ subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied plaintiffs’ motion for a preliminary injunction pending appeal on September 14, 2011. As of June 19, 2013, the appeal was pending. By decision dated August 2, 2012, the Supreme Court, Erie County, granted defendants’ motion for summary judgment dismissing the complaint and denied plaintiffs’ cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal to the Appellate Division, Fourth Department, on the grounds that a direct appeal to the Court of Appeals does not lie.

Insurance Department Assessments

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and Federal Constitutions. The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department. Depositions have been completed. The note of issue was filed on June 3, 2013. As of June 19, 2013, the summary judgment motion deadline was October 4, 2013.

Tobacco Master Settlement Agreement

In 1998, the attorneys general of 46 states, including New York, and several territories (collectively, the “Settling States”) and the then four largest United States tobacco manufacturers (the “Original Participating Manufacturers” or “OPMs”), entered into a Master Settlement Agreement (the “MSA”) to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the “Subsequent Participating Manufacturers” or “SPMs”; together they are the “Participating Manufacturers” or “PMs”) . The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

ARBITRATION

The Participating Manufacturers have also brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling

States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non-Participating Manufacturers” or “NPMs”) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. New York’s allocable share of the total base payment is approximately 12.8 percent of the total, or approximately $800 million annually.

The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs seek a downward adjustment of the payment due in that year (an “NPM Adjustment”) which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2006, but, as of June 19, 2013, none of those years was yet in arbitration.

The arbitration panel (the “Panel”) has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. A hearing on issues common to all states took place in Chicago from April 16-24, 2012. State-specific hearings commenced in May 2012, with the hearings involving Missouri and Illinois. New York’s diligent enforcement hearings took place from June 25-29, 2012. The last state-specific diligent enforcement hearing took place from May 21 to May 24, 2013. As of June 19, 2013, the State expected the Panel to shortly issue decisions on the merits of each state’s diligence relating to 2003. In the event of an arbitration ruling against New York State’s interest, New York State anticipates it would challenge the ruling by moving to set aside that arbitral award.

In December 2012, the PMs and 20 states (collectively, the “Signatory Parties”) agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003-2012. New York and 31 other states and territories rejected the term sheet. The Signatory Parties then sought the approval of the Panel in order to obtain an early release of MSA annual payments being held in a disputed payments account. The non-joining states objected to approval of the term sheet because its terms negatively impact the non -joining states. Under the MSA reallocation provision, every state is either “diligent” or “not diligent” and only “diligent” states are exempt from the NPM Adjustment. For every state found diligent, its allocable share of the NPM Adjustment is shifted to any remaining non-diligent states. The non-joining states sought to have the signatory states treated as non-diligent for purposes of allocation of the NPM Adjustment. The Panel held a status conference on January 22, 2013, and a hearing of March 7, 2013, to discuss the term sheet. On March 13, 2013, the panel issued a Partial Stipulated Settlement Award (“Partial Award”) based on the provisions of the term sheet. In so doing, the Panel deemed the 20 states (collectively, the “Signatory States”) “diligent” for purposes of allocation of the NPM Adjustment. The Panel also established a mechanism for reallocating any NPM Adjustment among non-diligent states that alters the terms of the MSA itself. Thus, if New York is found to have been “not diligent” in its enforcement of its escrow statute in 2003, New York would have exposure not only for its share of the NPM Adjustment but also for its proportionate share of the NPM Adjustment attributable to the Signatory States. As of June 19, 2013, New York, as well as several other states, had moved in its state court to vacate or modify the Partial Award.

* * * * *

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

PENNSYLVANIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Pennsylvania (“Pennsylvania,” the “Commonwealth” or the “State”). The sources of payment for Pennsylvania municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of Pennsylvania bond issues, the most recent such official statement (or supplement thereof) being dated April 3, 2013. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Pennsylvania issuer.

ECONOMY GENERALLY

The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. As of April 3, 2013, the major sources of growth in Pennsylvania were in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $5.4 billion in crop and livestock products annually. In 2011, agribusiness and food-related industries reached export sales surpassing $1.3 billion in economic activity. Over 63,000 farms form the backbone of the State’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands—nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Pennsylvania’s extensive public and private forests provide a vast source of material for the lumber, furniture, and paper products industries. The forestry and related industries account for 1.5% of employment with economic activity of nearly $5 billion in sales in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum, and natural gas. Annually, about 66 million tons of anthracite and bituminous coal, 1,310 billion cubic feet of natural gas, and about 2.2 million barrels of oil are extracted from Pennsylvania. Pennsylvania is one of the top 10 producing states in the country for aggregate/crushed stone. The value of non-coal mineral production in Pennsylvania is approximately $1 billion annually.

Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is the keystone to the Midwest. A comprehensive transportation grid enhances the Commonwealth’s strategic geographic position. The Commonwealth’s water systems afford the unique feature of triple port coverage, a deep-water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Between air, rail, water, and road, Pennsylvania is easily accessible for both inter- and intra-state trade and commerce.

Population. The Commonwealth is highly urbanized. Of the Commonwealth’s 2011 mid-year population estimate, 79 percent resided in the 15 Metropolitan Statistical Areas of the Commonwealth. The largest Metropolitan Statistical Areas in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the State’s total population. The population of Pennsylvania, 12.7 million people in 2011, according to the U.S. Bureau of the Census, represents a population growing more slowly than that of the nation with a higher portion than the nation or the region comprised of persons 45 or over.

Employment. Non-agricultural employment in Pennsylvania over the 10 years ending in 2011 increased at an average annual rate of 0.08 percent compared with an increase of 0.05 percent for the Mid-Atlantic region and 0.09 percent rate for the U.S. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 90.1 percent of total employment by 2011. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9.9 percent of 2011 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2011, the services sector accounted for 47.9 percent of all non-agricultural employment while the trade sector accounted for 15.0 percent.

Within the manufacturing sector of Pennsylvania’s economy, which now accounts for less than one-tenth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in fabricated metals industries was 14.3 percent of Pennsylvania manufacturing employment but only 1.4 percent of total Pennsylvania non-agricultural employment in 2011.

Unemployment. Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.5 percent in early 2010 compared to 4.4 percent annual unemployment rate in 2007. As of December 2012, the most recent month for which figures are available, Pennsylvania had a seasonally adjusted annual unemployment rate of 7.9 percent.

Personal Income. Personal income in the Commonwealth for 2011 was $541.2 billion, an increase of 4.8 percent over the previous year. During the same period, national personal income increased by 5.0 percent. Based on the 2011 personal income estimates, per capita income was at $42,478 in the Commonwealth compared to per capita income in the United States of $41,663.

COMMONWEALTH FINANCIAL PERFORMANCE

During the fiscal year ended June 30, 2012, the overall financial position (net assets) of the Commonwealth, including both governmental and business-type activities, decreased by $0.2 billion, or 7.23 percent of total beginning net assets of $22.7 billion. For governmental activities, the net decrease in net assets was $0.6 billion or 2.35 percent of beginning net assets of $24.3 billion. The fiscal year 2012 decrease in governmental activities net assets ($0.6 billion) represents a $1.3 billion decrease from the fiscal year 2011 increase of $0.5 billion. The fiscal year 2012 decrease in governmental activities net assets represents a decline in the Commonwealth’s overall financial position when compared to the prior fiscal year ended June 30, 2011. The fiscal year 2012 $0.4 billion increase in total net assets for business-type activities follows a $0.3 billion decrease during the prior fiscal year. The fiscal year 2012 increase is almost entirely attributable to a net assets decrease of $1.4 billion in the Unemployment Compensation Fund, partially offset by a $276 million increase in the State Lottery Fund.

The governmental funds balance sheet reports total fund balances for all governmental funds. Assets of the Commonwealth’s governmental funds (the General Fund, the Motor License Fund and the Tobacco Settlement Fund are major governmental funds) as of June 30, 2012 were $17,402.5 million. Liabilities for the same date totaled $11,495.6 million, leaving a fund balance of $5,906.9 million, a decrease of $85.6 million from the fund balance at June 30, 2011. On a fund specific basis, the fund balance for the General Fund decreased by $362.1 million, the fund balance for the Motor License Fund decreased by $310.5 million and the fund balance for aggregated non-major funds (including the Tobacco Settlement Fund) increased by $1,039.4 million.

DEBT LIMITS

The Constitution of the Commonwealth of Pennsylvania (Article VIII, Section 7(a)) permits debt to be incurred (i) for purposes itemized in law and approved by voter referendum, (ii) without approval of the electorate for the rehabilitation of areas affected by man-made or natural disasters, and (iii) without approval of the electorate for capital facilities projects specifically itemized in a capital budget if such debt does not cause the amount of all net debt outstanding (as defined for purposes of that Section) to exceed one and three quarters times (1.75x) the average of the annual tax revenues of the Commonwealth deposited in all funds in the previous five fiscal years, as certified by the Auditor General (the “Constitutional Debt Limit”). As of March 1, 2013, the most recent semi-annual computation of the Constitutional Debt Limit and the amount of net debt outstanding subject to such limit were $59,049.2 million and $8,822.4 million, respectively. The amount of debt that remains issuable within such limit is $50,226.8 million.

The amount of debt that may be issued in any given fiscal year for capital projects authorized in current or previous capital budgets is enacted annually by the General Assembly and approved by the Governor. As of October 24, 2012, the maximum amount of debt authorized by the fiscal year 2013 capital budget was $1,675 million. Upon issuance of $800.0 million aggregate principal amount of the bonds under the 2013 capital budget, $875.0 million principal amount of debt was to remain authorized and unissued thereunder.

The Pennvest Acts authorized the issuance of $1,050.0 million aggregate principal of debt for the purpose of making grants and loans for the acquisition, construction, improvement, expansion, extension, repair or rehabilitation of all or part of a project for the improvement of water supply and sewage treatment systems. As of April 3, 2013, bonds in the principal amount of $888.4 million had been issued pursuant to the authority of the Pennvest Acts. Upon the issuance of $110.0 million of bonds pursuant to the Pennvest Acts, $51.6 million principal amount of debt was to remain authorized and unissued thereunder.

The Growing Greener II Acts authorized the issuance of $625.0 million aggregate principal of debt for the purpose of the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives. As of April 3, 2013, bonds in the principal amount of $529.0 million had been issued pursuant to the authority of the Growing Greener II Acts. Upon the issuance of $40.0 million of bonds pursuant to the Growing Greener II Acts, $56.0 million principal amount of debt was to remain authorized and unissued thereunder.

FINANCIAL STRUCTURE AND PROCEDURES

The Pennsylvania Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth’s fiscal year begins July 1 and ends June 30. (Fiscal year 2012 refers to the fiscal year ending June 30, 2012.)

Description of Funds

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles except the revenues from the one-half cent per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are required by the Commonwealth’s Constitution to be used only for highway purposes. Most federal aid revenues designated for transportation programs and tax revenues relating to aviation fuels are also deposited in the Motor License Fund. Operating and administrative costs for the Commonwealth’s Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police, are also paid from the Motor License Fund. Debt service on bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund.

Other special revenue funds have been established by law to receive specified revenues that are appropriated to Commonwealth departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of forty-six states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the “Tobacco MSA”). Under the Tobacco MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the Tobacco MSA by tobacco product manufacturers participating in the Tobacco MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund is a special revenue fund designated to receive a statutorily determined portion of the budgetary basis fiscal year-end surplus of the General Fund, as was its predecessor fund, the Tax Stabilization Reserve Fund. The Budget Stabilization Reserve Fund was established in July 2002 after the Tax Stabilization Reserve Fund was abolished and its balance transferred to the General Fund for the 2002 fiscal year budget. The Budget Stabilization Reserve Fund is to be used for emergencies threatening the health, safety or welfare of citizens of the Commonwealth or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the Budget Stabilization Reserve Fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. For generally accepted accounting principles (“GAAP”) reporting purposes, the Budget Stabilization Reserve Fund (previously designated the Tax Stabilization Reserve Fund) has been reported as a fund balance reservation in the General Fund (governmental fund category) since fiscal year 1999. Prior to that fiscal year, the Tax Stabilization Reserve Fund was reported, on a GAAP basis, as a designation of the General Fund unreserved fund balance. The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

Enterprise funds are maintained for Commonwealth departments or programs operated like private enterprises. Two of the largest of such funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth’s liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is also an enterprise fund for the receipt of all revenues from lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes and all other costs, are dedicated to paying the costs of programs benefiting the elderly and handicapped in Pennsylvania.

In addition, the Commonwealth maintains funds classified as working capital, bond, and sinking funds for specified purposes.

OUTSTANDING INDEBTEDNESS OF THE COMMONWEALTH

General Obligation Debt Outstanding

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $10,724.3 million at June 30, 2012, an increase of $852.3 million from June 30, 2011. Over the 10-year period ended June 30, 2012, total net outstanding general obligation debt increased at an annual rate of 5.9 percent. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 6.5 percent.

General obligation debt for non-highway purposes of $10,079.6 million was outstanding on June 30, 2012. Outstanding debt for these purposes increased by a net $754.9 million since June 30, 2011. For the period ended June 30, 2011, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes was 5.7 percent and 5.5 percent respectively. In the Commonwealth’s debt financing plan as of April 3, 2013, Commonwealth infrastructure investment projects included improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $644.7 million on June 30, 2012, an increase of $97.4 million from June 30, 2011. Highway outstanding debt grew over the most recent 10-year and 5-year periods ended June 30, 2011, by the annual average rates of 8.6 percent and 41.8 percent respectively. A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, beginning with the enacted fiscal year 2009 budget, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth’s 6,000 structurally deficient bridges. Funding to support the proposed debt issuance is being initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the General Fund. During the 2010 fiscal year, the Commonwealth issued $200 million in general obligation bonds in order to jumpstart its bridge rehabilitation program. During fiscal years 2011 and 2012, the Commonwealth issued $130 million and $120 million respectively in general obligation debt for the bridge rehabilitation program and the fiscal year 2013 budget includes $85 million in such general obligation debt authority.

Total debt service payable during each fiscal year on outstanding general obligation debt, net of refunding escrow amounts, as of June 30, 2012, was $15,288,114,000.

Nature of Commonwealth Debt

Capital Projects Debt. The Commonwealth may incur debt to fund capital projects for community colleges, highways, public improvements, transportation assistance, flood control, and redevelopment assistance. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years’ capital budget bills. Capital projects debt is subject to a constitutional limit on debt.

Once capital projects debt has been authorized by the necessary legislation, issuance authority rests with at least two of the three Issuing Officials (the Governor, the State Treasurer and the Auditor General), one of whom must be the Governor.

Electorate-Approved Debt. The issuance of electorate-approved debt is subject to the enactment of legislation that places on the ballot the question of whether debt shall be incurred. The legislation authorizing the referendum must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. Through April 3, 2013, all such authorizing legislation had given issuance authority to at least two of the Issuing Officials, one of whom must be the Governor.

Other Bonded Debt. Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. Authorizing legislation has given issuance authority to two of the Issuing Officials, one of whom must be the Governor.

Tax Anticipation Notes. Due to the timing of major tax payment dates, the Commonwealth’s General Fund cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The authority to issue such notes rests with the Issuing Officials.

The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to already outstanding amounts, may not exceed in the aggregate 20 percent of the revenues estimated to accrue to the appropriate fund or funds in the fiscal year.

Tax anticipation notes must mature within the fiscal year in which they are issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. Any year-end deficit balances must be funded in the succeeding fiscal year’s budget.

As of April 3, 2013, the Commonwealth had no tax anticipation notes outstanding and based on projections, as of that date, it did not appear that the Commonwealth would issue any tax anticipation notes during fiscal year 2013. The Commonwealth indicated that it would continue to actively monitor its daily operating liquidity to determine if any tax anticipation notes were required during the latter part of fiscal year 2013. In fiscal year 2011, the Commonwealth issued $1,000 million in tax anticipation notes and in fiscal year 2010, the Commonwealth issued $800 million in tax anticipation notes. In each instance, the Commonwealth paid the outstanding balance in full on June 30th of the respective fiscal year in which the tax notes were issued. In the preceding eleven fiscal years, the Commonwealth did not issue any tax anticipation notes.

Bond Anticipation Notes. Pending the issuance of bonds, the Commonwealth may issue bond anticipation notes subject to the same statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Issuing authority rests with the Issuing Officials. As of April 3, 2013, no bond anticipation notes were outstanding.

OTHER STATE-RELATED OBLIGATIONS

Moral Obligations

Moral obligation financing is a financing arrangement in which designated officials of the Commonwealth, its departments or agencies agree, when necessary, to request the General Assembly to appropriate funds as may be required to make up any deficiency in a debt service reserve fund established to assure payment of obligations issued under such an arrangement. The General Assembly is not required to approve such appropriation requests.

Pennsylvania Housing Finance Agency (“PHFA”). The PHFA is a state-created agency that provides financing for housing for lower and moderate income families in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA provides a mechanism for obtaining additional funds. That mechanism directs the Governor, upon notification from PHFA, to place in the budget of the Commonwealth for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget as finally adopted by the General Assembly may or may not include the amount so placed therein by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. As of April 3, 2013, no deficiency existed.

According to PHFA, as of December 31, 2012, PHFA had $3,839.6 million of revenue bonds outstanding.

Lease Financing

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and the lease payments thereunder are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the State. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be paid. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

The Harristown Development Corporation leases office space to the Commonwealth in the city of Harrisburg. Certificates of participation in the principal amount of $71,135,000 were issued in October 2001, representing undivided rights in the lease payments by the Commonwealth to the Harristown Development Corporation for nearly one million square feet of office space occupied by Commonwealth departments and agencies since 1978.

The Commonwealth has also leased port facilities of the Philadelphia Regional Port Authority (“PRPA”) to encourage trade through the Port of Philadelphia. Lease revenue bonds of PRPA in the amount of $53.9 million were issued by that authority in August 2003 to refund all outstanding PRPA Series 1993 Bonds. Lease revenue bonds of PRPA in the amount of $41.9 million were issued by that authority in September 2008 to refund the outstanding PRPA Series 2003 Bonds. These bonds are payable from lease payments made by the Commonwealth from an annual appropriation authorizing payments to PRPA.

In 2009, the Commonwealth executed an annually renewable lease purchase agreement with CAFCO-PA Leasing I, LLC, a Colorado limited liability company to assist the Commonwealth of Pennsylvania, acting through its Department of Correction, to acquire certain modular prison dormitory facilities. Certificates of participation in the amount of $19,300,000 were issued in December 2009. The certificates of participation are payable from lease payments made by the Commonwealth from an annual appropriation to its Department of Corrections.

In 2010, the Commonwealth executed an installment purchase agreement with Noresco, LLC, a Massachusetts limited liability company. The purpose of the installment purchase agreement is to assist the Commonwealth of Pennsylvania, acting through its Department of Public Welfare, to acquire certain energy-savings improvements at its Ebensburg facility. Certificates of participation in the amount of $15,580,000 were issued in March 2010 and are payable from lease payments made by the Commonwealth from an annual appropriation to its Department of Public Welfare. The Commonwealth has also issued additional installment purchase agreements with Noresco and Johnson Controls. Certificates of participation in the amount of $86,850,000 were issued in October 2010 and are payable by the Commonwealth from annual appropriations to its Departments of General Services, Corrections and Public Welfare. Certificates of participation in the amount of $12,385,000 were issued in December 2010 and are payable by the Commonwealth from annual appropriations to its Departments of General Services and Public Welfare. The purpose of the additional installment purchase agreements was to assist the Commonwealth, acting through various departments, to acquire certain energy-savings improvements.

On March 1, 2009, the Commonwealth entered into a 25-year master lease agreement for certain office space within the Forum Place complex in the city of Harrisburg. The master lease covered 375,000 square feet of office space and had a term through February 28, 2034. In January 2012, the Pennsylvania Economic Development Financing Agency (“PEDFA”) issued lease revenue bonds in the principal amount of $107,360,000 to acquire the Forum Place complex from the then-controlling majority holder of the Defaulted 1998 Dauphin County General Authority bonds. Contemporaneous with the issuance of the PEDFA bonds to acquire the Forum Place complex, the Capital Region Economic Development Corporation (“CREDC”) entered into an agreement with both the Commonwealth and PEDFA in which the Commonwealth leases approximately 375,000 square feet of office space and 500,000 square feet of parking space in the Forum Place complex from CREDC. The PEDFA bonds are payable from lease payments made by the Commonwealth to CREDC from an annual appropriation authorizing payments to various Commonwealth agencies occupying the leased space.

Lease for Pittsburgh Penguins Arena

In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, created a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. These Special Revenues include annually (1) $4.1 million from a lease with the Penguins, (2) not less than $7.5 million from the operator of a casino located in the City of Pittsburgh, and (3) $7.5 million from the Commonwealth’s Economic Development and Tourism Fund (the “Development and Tourism Fund”). The Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments.

While the Special Revenues are projected, as of April 3, 2013, to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $19.1 million. In December 2009, the Commonwealth was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $2.8 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, the Commonwealth has been annually notified by the SEA that additional funds would be required to support debt service. In each subsequent year, the Commonwealth included the appropriation request in the appropriate fiscal year budget. In fiscal year 2011, the actual amount appropriated to support the SEA debt service was $163,885.00 and in fiscal year 2012 it was $96,470.00.

During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in Special Revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

Pennsylvania Convention Center

In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto that was recently constructed. Such acquisition was financed through the issuance by PEDFA of $281.075 million of revenue bonds (the “Convention Center Bonds”). The Commonwealth, the City of Philadelphia (the “City”) and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the state legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. While, as of April 3, 2013, the Gaming Economic Development and Tourism Fund was projected to continue to have sufficient revenues to pay its current appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.

Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. As of April 3, 2013, the Commonwealth projected that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund would be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.

Commonwealth Financing Authority

The Commonwealth Financing Authority (the “CFA”), a major component of the Governor’s Economic Stimulus Proposals for the Commonwealth, was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.

Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004. As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, the Governor signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of December 31, 2012, the CFA had issued $242.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA has issued $550.0 million in limited obligation revenue bonds authorized by Act 63.

As of June 30, 2012, the CFA had $1,380.6 million in outstanding bond debt. With respect thereto, the Commonwealth’s General Fund has appropriation responsibility for $701.2 million thereof and the Pennsylvania Gaming and Economic Development and Tourism Fund has appropriation responsibility with respect to $679.4 million of such outstanding debt. In preparation for the enactment of the fiscal year 2011 Commonwealth budget, the Department of Community and Economic Development and the Office of the Budget, in compliance with the various Service Agreements, requested an appropriation from the Pennsylvania General Assembly in the full amount of the then estimated debt service for the CFA. In light of available resources of the CFA, the Pennsylvania General Assembly enacted its fiscal year 2011 budget which appropriated $76.480 million in state funds to the CFA for payment of CFA debt service during fiscal year 2011, which amount was approximately $3.5 million less than required to meet all of the CFA’s debt service obligations in that fiscal year. In order to address this shortfall, the CFA applied approximately $3.5 million in available interest earnings to its debt service payments. The Commonwealth’s fiscal year 2012 enacted budget appropriated $82.019 million, which amount was sufficient for the CFA to meet all of its debt service obligations. The Commonwealth’s fiscal year 2013 enacted budget appropriated $85.519 million in state funds to the CFA for payment of CFA debt service during fiscal year 2013. The Commonwealth estimated CFA debt service for fiscal year 2013 to be $82.012 million. With respect to future fiscal year budgets, additional appropriations from the General Fund for future debt service are expected to be requested each year by the Department of Community and Economic Development for inclusion in future Executive Budget requests to the General Assembly.

Pensions and Retirement Systems

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

SERS and PSERS are established by state law as independent administrative boards of the Commonwealth, each directed by a governing board that exercises control and management of its system, including the investment of its assets. The board of the SERS consists of eleven members, six appointed by the Governor, two members each from the Senate and House of Representatives and the State Treasurer. The PSERS board has fifteen members, including the Commonwealth’s Secretary of Education, the State Treasurer, the executive secretary of the Pennsylvania School Boards Association, two members appointed by the Governor, six elected members (five from among PSERS members and one from among school board members in Pennsylvania) and two members each from the Senate and the House of Representatives.

The retirement plans of SERS and PSERS are contributory defined benefit plans for which the benefit payments to members and contribution rates by employees are specified in state law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change.

The Commonwealth’s retirement programs are funded by contributions from both the employer and employee. The contribution rate for new PSERS members who enrolled in the pension plan on or after January 1, 2002 and before July 1, 2011 is 7.5 percent of compensation. The contribution rate for new PSERS members who enroll on or after July 1, 2011 is 7.5% or 10.3% depending upon elections made by each employee member. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5 percent to 7.5 percent of compensation, depending upon the date of commencement of employment and elections made by each employee member. The SERS’ employee contribution rate is 6.25 percent for a majority of member employees. Interest on each employee’s accumulated contributions is credited annually at a 4 percent rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment for most members hired before December 31, 2010, for SERS and before June 30, 2011, for PSERS.

Act 120 of 2010 and Commonwealth Contributions

On November 23, 2010, the Governor signed Act 120 of 2010 (“Act 120”) into law to implement changes to the actuarial methodologies of both of the PSERS and the SERS pension plans. Act 120 also implemented employer contribution collars, set a permanent minimum employer contribution rate, changed the retirement benefits for new employees and prohibited the use by the Commonwealth of pension obligation bonds, among other changes.

The most significant change to the Commonwealth benefit pension systems from Act 120 is the enactment of employer contribution collars to reduce the previously anticipated major increases in pension contributions which would have been required of the Commonwealth beginning in fiscal year 2013. Contribution collars are limits on the amount of year-over-year increase that are required from the employer, namely the Commonwealth, plus in the case of PSERS, the Commonwealth school districts. Contribution collars are expressed as a percentage of payroll, and under Act 120, the contribution collars are 3 percent in fiscal year 2012, 3.5 percent in fiscal year 2013 and 4.5 percent in fiscal year 2014 and all future years beyond 2014 until the actuarial calculated rate is below the collared rate. To the extent the pension funds have large unfunded liabilities, as was the case as of April 3, 2013, such capping of required employer contributions to the pension funds is likely to materially extend the period over which such unfunded liability is funded. Act 120 proposes to amortize certain PSERS unfunded liability over 24 years and certain SERS unfunded liability over 30 years.

Act 120 amended PSERS’ actuarial cost method effective with the June 30, 2010 actuarial valuation and amended the benefit structure for new members on or after July 1, 2011. The key benefit reductions included the following: lowered the benefit accrual rate from 2.5 percent of final average salary for each year of service to 2 percent; increased the vesting period from 5 years to 10 years; eliminated the option for members to withdraw their contributions and interest; increased the normal retirement age; and implemented a shared risk provision that could raise or lower member contribution rates when annual returns over a multi-year period are higher or lower than the investment rate of return assumed for PSERS’ actuarial valuations. Key funding provision changes were the re-amortizing of existing liabilities and future experience gains and losses over 24 years with level percent of pay, changing asset smoothing from five to ten years and the implementation of employer contribution rate collars as described above. Once the actuarial calculated rate is below the collared rate, the collars will disappear and the pension rate floor will be the actuarial normal cost.

With respect to SERS, Act 120 amended the benefit structure for most of SERS future employees hired after December 31, 2010 and amended the funding provisions. The key benefit reductions included the following: lowered the benefit accrual rate from 2.5 percent of final average salary for each year of service to 2 percent for most employees; increased the vesting period from 5 years to 10 years; eliminated the option for members to withdraw their contributions and interest; increased the normal retirement age; and implemented a shared risk provision that could raise or lower member contribution rates when annual returns over a multi-year period were higher or lower than the interest rate of return assumed for SERS’ actuarial valuations. Key funding provision changes were the re-amortizing of existing liabilities and future experience gains and losses over 30 years with level dollar payments, and the implementation of employer contribution rate collars as described above. Once the actuarial calculated rate is below the collared rate, the collars will disappear.

The SERS composite Commonwealth contribution rate was 4.04 percent in fiscal years 2008 and 2009, and 4.01 percent in fiscal year 2010. For fiscal year 2011, the General Assembly passed Act 2010-46, effectively setting the composite Commonwealth contribution rate at 1 percent greater than the previous fiscal year. The Commonwealth contribution rate was 5.01 percent for fiscal year 2011. If the General Assembly had not enacted Act 2010-46, the required Commonwealth contribution would have been 5.65 percent for fiscal year 2011. As of April 3, 2013, the composite rate for fiscal year 2012 was 8.01 percent and the composite rate for fiscal year 2013 was 11.59 percent.

For PSERS, the employer’s contribution is shared by the Commonwealth and the school districts. The Commonwealth remits its employer contribution portion to the school districts, which then remit the entire employer contributions (both school district and Commonwealth portions) to PSERS. The Commonwealth’s contribution is appropriated annually from the General Fund to the Department of Education. PSERS’ employer rate was 6.46 percent in fiscal year 2007, 7.13 percent in fiscal year 2008, 4.76 percent in fiscal year 2009 and 4.78 percent in fiscal year 2010. For fiscal year 2011, the General Assembly passed Act 2010-46, effectively setting the employer contribution rate at 5.64 percent. If the General Assembly had not enacted Act 2010-46, the required employer contribution would have been 8.22 percent for fiscal year 2011. The rate for fiscal year 2012 was 8.65 percent and for fiscal year 2013 it was 12.36 percent.

In fiscal year 2008, the Commonwealth contributions to SERS and PSERS were $237.5 million and $451.2 million respectively, constituting 8.4 and 18 percent increases in the year-over-year contribution to SERS and PSERS. During fiscal year 2009, Commonwealth contributions to SERS and PSERS were $242.5 million and $360.6 million, a 2.1 percent increase and a 20.1 percent reduction respectively in year-over-year contributions. During fiscal year 2010, Commonwealth contributions totaled $262.5 million for SERS, an 8.2 percent increase in year-over-year contributions, and $342.6 million for PSERS, a 5.0 percent decrease in the year-over-year contributions. For fiscal year 2011, for SERS, the Commonwealth contribution was $300.4 million, a 14.4 percent increase, and for PSERS, $408.6 million, a 19.3 percent increase. For fiscal year 2012, the SERS Commonwealth contributions were $463.7 million, a 54.4 percent increase, and for PSERS, $600.1 million, a 47 percent increase.

Based on the 2009 valuations of the two retirement systems, Commonwealth contributions to both systems were projected to increase significantly in fiscal year 2012 based on pre-Act 120 provisions. Those increases were lowered in the near-term as a result of Act 120, but are expected to continue to significantly rise over the next decade. For fiscal year 2013 the PSERS rate was 12.36% under the provisions of Act 120 compared to a pre-Act 120 rate of 29.65%. For fiscal year 2014 the PSERS Board has certified a rate of 16.93% under Act 120, compared to a pre-Act 120 rate of 32.32%. After 2014, under Act 120, employer rates are expected to rise every year through fiscal year 2016 by the percentage increases provided by the collars and are expected to reach a maximum rate of 31.43 percent in fiscal year 2035 and then drop below 20 percent and decrease for several years thereafter.

With respect to SERS, Commonwealth contributions were, as of April 3, 2013, expected to rise to $682.7 million or 11.6 percent of payroll in fiscal year 2013 compared to anticipated contributions of $1,559.7 million or 26.5 percent of payroll without collar restrictions. For fiscal year 2014, under Act 120, the Commonwealth contribution rate was projected, as of April 3, 2013, to be 16.0 percent as compared to 30.5 percent without collar restrictions. After 2013, the Commonwealth rates are expected to rise every year through fiscal year 2018 by the percentage increases as provided for in the collars, reaching a maximum rate of 30.5 percent in fiscal year 2018, and then are expected to decline slowly and not drop below 20 percent until fiscal year 2039.

The General Assembly could again enact amendatory legislation which, among other results, could cause the Commonwealth contribution rates to be materially lower than the projected rates discussed in the above paragraphs.

Governor’s Fiscal Year 2014 Budget Proposal

Rising employer contribution rates and costs to pay for the unfunded liability of the Commonwealth’s two pension systems are projected to grow by a factor of three over the next four years, rising from $1.5 billion in fiscal year 2014 to $4.3 billion in fiscal year 2017. Without reforms, meeting the growing pension contributions would require deep cuts in the Commonwealth’s General Fund budget as well as the budgets of local school districts. As of April 3, 2013, the two current pension systems are funded at a level of approximately 67.8 percent with an estimated unfunded liability of $41 billion. The unfunded liability is projected to grow to $65 billion in the near term. In response, the fiscal year 2014 Governor’s proposed budget includes a proposal to implement pension reform within the Commonwealth. The proposal includes no changes for current retirees and no changes to the benefits already earned by current employees. The proposal is to implement a new defined contribution plan and enroll all new Commonwealth employees into a 401 (a) defined contribution plan. Through the implementation of a new defined contribution plan, (as opposed to the present defined benefit plans) the Commonwealth would shift investment away from the Commonwealth and the taxpayer to plan beneficiaries. Future benefits for current employees would be modified to reduce the retirement multiplier by 0.5% for all employees currently above a 2.0 times multiplier. Other modifications to future benefits would be implemented for all current employees. The combined changes to a defined contribution plan and changes to future benefits for current employees is estimated to reduce the pension systems obligations by approximately $11 billion.

In addition, the existing employer contribution rate collars as implemented by Act 120 of 2010 would be reduced. As of April 3, 2013, the Act 120 collars have the effect of limiting the year-over-year increase in the employer contribution rate to 4.5 percent annually. The proposal included in the fiscal year 2014 budget is to reduce the Act 120 collars from 4.5 percent to 2.25 percent. The contribution collar rates would then rise 0.5 percent per year until reaching 4.5 percent or the annual required contribution level. The Commonwealth estimated that $175 million in General Fund savings would be generated and $138 million in local school district savings would be generated.

In February 2013, the Pennsylvania General Assembly began appropriations committee hearings for the fiscal year 2014 budget.

The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor, and there can be no assurance that the budget, as proposed by the Governor, or as altered by the General Assembly will be enacted into law by June 30.

Investment Performance

In common with many other public pension systems in the United States, the recent global economic crisis and resulting recession have had dramatic negative impacts on PSERS’ and SERS’ investment performance. For fiscal year 2009, PSERS generated a negative 26.54 percent annual return. SERS’ return on investments for calendar year 2008 was negative 28.7 percent. Calendar year 2009 and 2010 reflected improvement in SERS’ investment performance with a 9.1 percent and 11.9 percent return on investments respectively. For 2011, SERS’ return on investments was 2.7 percent. As of April 3, 2013, the SERS preliminary return on investment for 2012 was 12.0 percent. Similarly, PSERS’ fiscal years 2010, 2011 and 2012 investment performance reflected an improvement from fiscal year 2009 with a rate of return of 14.59 percent, 20.37 percent, and 3.43 percent respectively.

Actuarial Calculations and Unfunded Actuarial Accrued Liability

Annual actuarial valuations are required by state law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. Actuarial assessments are “forward-looking” information that reflect the judgment of the fiduciaries of the pension plans, and are based upon a variety of assumptions, one or more of which may prove to be inaccurate or be changed in the future. Actuarial assessments are expected to change with the future experience of the pension plans. The actuary’s recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations. The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of a plan as determined by the actuary. The unfunded accrued liability is a measure of the present value of benefits estimated to be due in the future for current employees under specified assumptions as to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits, under specified assumptions of normal cost, supplemental annuity amortization, employer contribution levels and employee contributions.

The Boards of PSERS and SERS periodically review their respective system actuarial assumptions with actuaries, investment consultants and staff and determine whether to make any prospective changes to these assumptions. Both Boards have recently adopted changes to their respective system actuarial assumptions. In January 2009, the PSERS Board of Trustees decreased PSERS’ actuarial investment rate of return assumption from 8.5 percent to 8.25 percent, effective for the June 30, 2008 actuarial valuation, and further decreased the rate of return assumption from 8.25 percent to 8.0 percent for the June 30, 2009 valuation. In March 2011, the PSERS Board decreased the actuarial investment rate of return for a third time from 8.0 percent to 7.5 percent for the June 30, 2011 actuarial valuation based on a further reduction in the long term capital market rate of return assumptions of its investment consultant. In April 2009, the State Employees’ Retirement Board decreased SERS’ assumed rate of return on investments from 8.5 percent to 8.0 percent effective for the December 31, 2008 valuation. In May 2012, SERS’ Board decreased the actuarial rate of return from 8.0 percent to 7.5 percent for the December 31, 2011 valuation. These changes to SERS’ investment return assumptions conform to the median assumption used by public pension funds nationally.

The unfunded actuarial accrued liability for PSERS as of June 30, 2012 was $29,533 million and the unfunded actuarial accrued liability for SERS as of December 31, 2011 was $14,664 million. The net increase in the unfunded actuarial accrued liability is attributable to legislative pension plan modification to limit funding increases, to changes to the actuarial assumptions and to recent actual rates of return on pension fund investments being materially below the actuarially assumed rates.

For financial reporting purposes, both SERS and PSERS have adopted the Governmental Accounting Standards Board’s (“GASB”) Statement No. 25. This Statement requires a specific method of accounting and financial reporting for defined benefit pension plans. Among other things, the Statement requires a comparison of employer contributions to “annual required contributions” (“ARC’). Independently audited financial statements for both SERS and PSERS, as of June 30, 2012 and December 31, 2012, respectively, provide this comparison for each of the fiscal years then ended.

On June 25, 2012, GASB approved Statement 67 (Plans) which replaced requirements of Statement 25 (effective for fiscal years beginning after June 15, 2013) and Statement 68 (Employers) which replaced the requirements of Statement 27 (effective for fiscal years beginning after June 15, 2014). These new standards were expected to impact the accounting treatment of pension plans in which state and local governments participate. Major changes were: (1) the inclusion of unfunded pension liabilities on the government’s balance sheet (as of April 3, 2013, such unfunded liabilities were typically included as notes to the government’s financial statements); (2) full pension costs were to be shown as expenses regardless of actual contribution levels; (3) lower actuarial discount rates may be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and (4) shorter amortization periods for unfunded liabilities were to be required to be used for certain purposes of the financial statements, which generally would increase pension expenses.

On July 8, 2011, GASB released its exposure draft of proposed changes in pension accounting and financial reporting standards for state and local governments (GASB 25 and 27), and if implemented, these changes were expected to impact the accounting treatment of pension plans in which state and local governments participate. Major changes were: (1) the inclusion of unfunded pension liabilities on the government’s balance sheet (such unfunded liabilities are currently typically included as notes to the government’s financial statements); (2) full pension costs would be shown as expenses regardless of actual contribution levels; (3) lower actuarial discount rates would be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and (4) shorter amortization periods for unfunded liabilities would be required to be used for certain purposes of the financial statements, which generally would increase pension expenses. The Commonwealth indicated that, following public comments on the exposure draft in 2011, new standards could be adopted in final form in 2012 and were expected to take effect in fiscal years beginning mid-2013 for most employers.

Other Post-Employment Benefits

In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Commonwealth-determined benefits to other retired state employees and their dependents.

The General Assembly, based upon the Governor’s request, annually appropriates funds to meet the obligation to pay current retiree health care benefits on a “pay-as-you-go” basis. As of April 3, 2013, retiree health care expenditures were expected to be funded by the Commonwealth’s General Fund (approximately 46 percent), and by Federal, Other and Special Funds. Commonwealth costs for such benefits totaled $563 million in fiscal year 2010, $626 million in fiscal year 2011, $662 million in fiscal year 2012, and fiscal year 2013 employer contributions for retiree health care were estimated at $625 million.

Unemployment Compensation

The Commonwealth, as of June 30, 2012, had outstanding $2,592.7 million in loans from the Federal Unemployment Account to the Pennsylvania Unemployment Compensation Fund (the “UC Fund”). As of

April 3, 2013, the Commonwealth was one of 35 states that had exhausted its UC Fund balances during the recent economic downturn. The federal loans, which began in March 2009, were needed to fund unemployment compensation benefits in excess of UC Fund receipts.

Under current federal law, all such loans must be repaid by the states with interest. Under the Federal American Recovery and Reinvestment Act of 2009 (“ARRA”), a waiver of interest on federal loans was extended through the end of calendar year 2010. Beginning in January 2011, interest started to accrue on outstanding loan amounts. Pursuant to existing Commonwealth law, for each year in which interest is due on federal loans, the Department calculates an interest tax to be paid by Commonwealth employers on the first $8,000 in wages paid to each employee. The assigned interest factor rate was 0.44 percent for calendar year 2011 and 0.20 percent for calendar year 2012. In addition, federal law requires that employers in a state with an outstanding loan balance at the end of two consecutive years must pay additional federal unemployment taxes (“FUTA”) to repay the principal of the loan. Initially this FUTA tax increase is 0.3 percent on the federal wage base of $7,000 and automatically increases by 0.3 percent each year that the loan remains outstanding.

As of April 3, 2013, based on econometric assumptions and assuming no State legislative action to increase the UC Fund funding, the Commonwealth anticipated that the UC Fund would require federal loans to continue to pay benefits through at least 2018 and its outstanding loan balance was estimated to total $286 million by 2018. Mandatory loan repayments through increased FUTA taxes, which began in 2011, were expected to grow from $94 million that year to an estimated $854 million annually by 2018. Additional voluntary loan repayments from the UC Fund would likely decrease from an estimated $2,560 million in fiscal year 2011 to $176 million by fiscal year 2018 and the estimated interest on the outstanding UC Fund loans would drop from $101 million annually in fiscal year 2011 to $9 million by fiscal year 2018. The Commonwealth has indicated that these repayment mechanisms do not have any impact on the Commonwealth’s General Fund. They are funded solely by federal taxes, the UC Fund and the Interest Factor assessment, none of which affect the revenues or expenditures of the General Fund.

To address these circumstances, on June 12, 2012 the Commonwealth amended its unemployment compensation law by enactment of Act 2012-60 (“Act 60”), which among other things, authorized the issuance of up to $4.5 billion of unemployment compensation bonds by the Department of Labor and Industry acting through the Pennsylvania Economic Development Financing Authority (“PEDFA”). The proceeds of such bonds, (the “UC Bonds”) could be used to repay all outstanding loan advances, including interest, from the Federal unemployment trust fund as well as to provide additional funding for the UC Fund. UC Bonds would be issued only if the Department of Labor and Industry determined that such issuance would result in a savings to Pennsylvania employers. A stable funding source, i.e. the Interest Factor tax (with a maximum rate not to exceed 1.1%) would finance the repayment of the UC Bonds.

Also, Act 60 includes a number of provisions intended to stabilize the UC Fund on an ongoing basis, including enhanced collections authority for the Department of Labor and Industry, a longer statute of limitations for collection of fault overpayments, an increase in the taxable wage base, closing of loopholes in eligibility requirements, and an amnesty program to give employers and claimants an incentive to pay UC debts.

Overall, the key provisions of Act 6 of 2011 and Act 60 of 2012 were estimated to produce average annual savings of $385 million per year for the UC Trust Fund.

On July 25, 2012, PEDFA closed on a $3,185.0 million interim financing with Citibank to both fully repay the outstanding loan from the Federal Unemployment Account and to fund the continued payment of benefits for a period through the Fall of 2012. On October 18, 2012 and as permitted under Act 60, PEDFA issued its $2,827.4 million Unemployment Compensation Revenue Bonds. Proceeds of the Unemployment Compensation Revenue Bonds were used to repay the Citibank interim financing. As a result of the Citibank interim financing and PEDFA’s issuance of its Unemployment Compensation Revenue Bonds, the Commonwealth estimated that it expected to save employers over $150 million versus repaying the previously existing federal advances.

GOVERNMENT AUTHORITIES AND OTHER ORGANIZATIONS

Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. These organizations, their purposes and their outstanding debt, as computed by each organization, (excluding swap obligations) are as follows:

Delaware River Joint Toll Bridge Commission (“DRJTBC”). The DRJTBC, a public corporation of the Commonwealth and New Jersey, owns and operates bridges across the Delaware River. Debt service on bonds is paid from tolls and other revenues of the Commission. The DRJTBC had $391.6 million in bonds outstanding as of December 31, 2012.

Delaware River Port Authority (“DRPA”). The DRPA, a public corporation of the Commonwealth and New Jersey, operates several toll bridges over the Delaware River, and promotes the use of the Philadelphia-Camden port and promotes economic development in the port district. Debt service on bonds is paid from toll revenues and other revenues pledged by DRPA to repayment of bonds. The DRPA had $1,166.0 million in revenue bond debt outstanding as of December 31, 2012.

Pennsylvania Economic Development Financing Authority (“PEDFA”). The PEDFA was created in 1987 to offer pooled bond and other bond issues for both taxable and tax-exempt bonds on behalf of local industrial and commercial development authorities for economic development projects. Bonds may be secured by loan repayments and all other revenues of the PEDFA. The PEDFA had $4,207.5 million of debt outstanding as of December 31, 2012, including the UC Bonds.

Pennsylvania Energy Development Authority (“PEDA”). The PEDA was created in 1982 to finance energy research projects, demonstration projects promoting the production or conservation of energy and the promotion, utilization and transportation of Pennsylvania energy resources. The authority’s funding is from appropriations and project revenues. Debt service on bonds is paid from project revenues and other revenues pledged by PEDA to repayment of bonds. The PEDA had no bonds outstanding as of December 31, 2012.

Pennsylvania Higher Education Assistance Agency (“PHEAA”). The PHEAA makes or guarantees student loans to students or parents, or to lending institutions or post-secondary institutions. Debt service on the bonds is paid by loan interest and repayments and other agency revenues. The PHEAA had $6,582.4 million in bonds outstanding as of December 31, 2012.

Pennsylvania Higher Educational Facilities Authority (“PHEFA”). The PHEFA is a public corporation of the Commonwealth established to finance college facilities. As of December 31, 2012, the PHEFA had $6,770.3 million in revenue bonds and notes outstanding payable from the lease rentals or loan repayments of the projects financed. Some of the lessees or borrowers, although private institutions, receive grants and subsidies from the Commonwealth.

Pennsylvania Industrial Development Authority (“PIDA”). The PIDA is a public corporation of the Commonwealth established for the purpose of financing economic development. The PIDA had $268.3 million in revenue bond debt outstanding on December 31, 2012, to which all of its revenues are pledged.

Pennsylvania Infrastructure Investment Authority (“Pennvest”). Pennvest was created in 1988 to provide low-interest rate loans and grants for the purpose of constructing new and improving existing water supply and sewage disposal systems to protect the health and safety of the citizens of the Commonwealth and to promote economic development within the Commonwealth. Loans and grants are available to local governments and, in certain circumstances, to private companies. The Pennvest bonds are secured by principal repayments and interest payments on Pennvest loans. Pennvest had $3.9 million of revenue bonds outstanding as of December 31, 2012. The Pennsylvania Turnpike Commission (“PTC”) operates the Pennsylvania Turnpike System (“System”). Its outstanding indebtedness, $8,227.8 as of December 31, 2012, is payable from the net revenues of the System, primarily toll revenues and rentals from leases and concessions or from certain taxes dedicated to the System.

State Public School Building Authority (“SPSBA”). The SPSBA finances public school projects and community colleges. Bonds issued by the SPSBA are supported by the lease rental payments or loan repayments made to the SPSBA by local school districts and the community colleges. A portion of the funds appropriated annually by the Commonwealth as aid to local school districts and community colleges may be used by them to pay a portion of such lease rental payments or loan repayments. The SPSBA had $3,364.9 million of revenue bonds outstanding as of December 31, 2012.

City of Philadelphia—PICA

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992, of $224.9 million. As of April 3, 2013, Philadelphia is operating under a five-year fiscal plan approved by PICA on September 5, 2012.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired on December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $453.0 million in special tax revenue bonds outstanding as of June 30, 2012. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

TAXES AND OTHER REVENUE SOURCES

Tax Revenues

Tax revenues constituted approximately 98.1 percent of Commonwealth revenues in the General Fund for the fiscal year ended June 30, 2012. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, the capital stock and franchise tax, and the utility gross receipts tax. Together these five taxes produced 86.3 percent of General Fund tax revenues for the fiscal year ended June 30, 2012.

The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil company franchise tax. Together these taxes produce nearly 44 percent of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

The major tax sources for the General Fund and the Motor License Fund are described briefly below. The tax receipt amounts in the descriptions are on a budgetary basis.

Personal Income Tax. This tax accounted for $10,800.5 million or 39.0 percent of fiscal year 2012 General Fund Commonwealth revenues. The tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07 percent became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

Withholding is required by employers from all persons liable for the tax with the size of collections determining the frequency for remittance to the Commonwealth. A declaration and partial payment of the estimated tax are required for those individuals with taxable incomes over $8,000 per year, other than wages subject to withholding.

Individuals and families meeting qualifying income limits do not pay personal income tax on all or a portion of their taxable income with the exemptions depending on their total income. A qualifying family of four owes no personal income tax on taxable income up to $32,000 annually.

Sales Tax. This tax accounted for $8,772.3 million or 31.7 percent of fiscal year 2012 General Fund Commonwealth revenues. The tax is levied at a rate of 6 percent on the sale, use, storage, rental or consumption of tangible personal property, cigarettes, and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying, and utility service. The tax base was expanded in fiscal year 1992 to include a number of services not previously taxed. Beginning in fiscal year 1998, 1.22 percent of collections, up to an annual limit of $75 million, are transferred to a special fund for mass transit assistance. Beginning in fiscal year 2008 with the enactment of Act 44 of 2007, an additional 4.4 percent of receipts are transferred for transit assistance purposes.

Vendors collecting $600 or more of sales tax in the previous year’s third quarter are required to remit collections monthly within 20 days of the last day of the collection month.

Corporate Net Income Tax. The Commonwealth received $2,204.5 million, or 7.3 percent of fiscal year 2012 General Fund Commonwealth revenues, from this tax. The tax is paid by all domestic and foreign corporations for the privilege of doing business, carrying on activities, or employing capital or property in Pennsylvania and is levied on federal net taxable income with Pennsylvania modifications. Building and loan associations, banks, savings institutions, trust companies, insurance and surety companies, Pennsylvania S corporations and non-profit corporations are exempt from the tax. When less than the entire business of any corporation is transacted within the Commonwealth, the taxable income in Pennsylvania is determined by an apportionment formula.

The current tax rate of 9.99 percent became effective for fiscal years beginning on or after January 1, 1995. The previous tax rate of 11.99 percent had been in effect since January 1, 1994.

The corporate net income tax is to be paid in four equal installments throughout the corporation’s tax year based on estimated taxes due for the entire tax year. Any remaining portion of taxes due is to be paid with the corporation’s annual report due three-and-one-half months following the end of the corporation’s tax year.

Utility Gross Receipts Tax. This tax accounted for $1,330.0 million, or 4.8 percent of fiscal year 2012 General Fund Commonwealth revenues. The tax is levied on the gross receipts from business transacted within Pennsylvania by specified public utilities owned, operated or leased by corporations, associations or individuals. Public utilities owned or operated by a municipality or a municipal authority furnishing public utility services within the limits of the municipality are exempt from paying tax on the receipts arising from business done within the municipality. Beginning January 1, 2004, interstate and cellular telecommunications services are subject to the gross receipts tax. The tax rate is 50 mills, which became effective in July 1991, having been raised from its prior tax rate of 44 mills for all utilities except electric utilities, which are taxed at the rate of 44 mills. The tax rate for electric utilities is adjusted annually under provisions of a formula enacted with the deregulation of electric generation in Pennsylvania. Beginning with fiscal year 1999, 0.18 percent of receipts are transferred to a special fund for mass transit purposes. Revenue from 0.2 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund.

All firms, except public utilities owned or operated by a municipality or a municipal authority and motor transportation companies, are required to file estimated revenue reports annually, together with the tentative payment of the current year’s tax calculated by applying the current tax rate to 90 percent of the tax base for the preceding year. Effective for tax years after January 1, 2000, natural gas companies became exempt from the tax. The tax report and tentative payment are required to be made by March 15. The remaining tax is due and payable by the succeeding March 15.

Capital Stock and Franchise Taxes. These taxes generated $837.2 million for the Commonwealth in fiscal year 2012, or 3.0 percent of General Fund Commonwealth revenues. They are levied on the capital stock value of domestic and foreign corporations doing business or having property or capital employed in Pennsylvania on that portion of capital stock value apportionable to Pennsylvania under a statutory formula.

Capital stock and franchise tax tentative payments are payable quarterly based on 90 percent of the tax liability of the year preceding the immediate prior year. As of April 3, 2013, the General Fund tax rate for tax years that began in 2012 is 1.89 mills, having been reduced from 2.89 mills effective January 1, 2012. This tax is scheduled to be phased out by annual rate reductions through 2014 under legislation enacted in 2002 and amended in 2003, 2006 and 2009.

Cigarette Tax. Collections of this tax totaled $1,069.9 million in fiscal year 2012, or 3.9 percent of General Fund Commonwealth revenues. The tax is imposed and assessed on the sale or possession of cigarettes within the Commonwealth. It is levied on the consumer but is collected by the sale of stamps and meter units to dealers who affix them to each package. The current rate is $1.60 per package of 20 cigarettes, which was increased by 25 cents in 2009. The 6 percent sales tax is also imposed on the retail sale of cigarettes. A portion of the collections from the tax are transferred to a special fund for children’s health insurance and to a special fund for preserving farmland.

Inheritance and Estate Taxes. Collections of these taxes were $827.7 million in fiscal year 2012, or 3.0 percent of General Fund Commonwealth revenues. The inheritance tax is levied on the value of property transferred to heirs of a deceased person. Prior to July 1, 2000, the tax rate was 6 percent of the value, if passing to lineal heirs, and 15 percent if passing to collateral heirs. Effective July 1, 2000, the tax rate on transfers to parents, grandparents and lineal descendents was lowered to 4.5 percent and a new tax rate of 12 percent on transfers to siblings was established. The estate tax is a “pick-up” tax in the amount of the maximum federal tax credit less State death taxes paid. Counties collect the inheritance and estate tax, which is due within nine months following the death of the person whose property is being transferred.

Other Taxes. Other General Fund major taxes include: Insurance Premiums Tax, Realty Transfer Tax, Liquor Tax, Financial Institution Taxes, Public Utility Realty Tax, Malt Beverage Tax, Liquid Fuels Tax, Oil Company Franchise Tax, Fuels Tax, and Motor Carriers Road Tax.

Non-Tax Revenues

Licenses and Fees. License and fee receipts in the General Fund for fiscal year 2012 totaled $138.8 million, representing 0.5 percent of Commonwealth revenues to the General Fund. Revenues from motor vehicle licenses and fees in fiscal year 2012 were $892.6 million, representing 33.5 percent of total fiscal year 2012 Motor License Fund Commonwealth revenues.

Miscellaneous Revenue. Revenues from non-tax sources not categorized elsewhere are credited to miscellaneous revenues. Interest earnings on securities and deposits are included in this source. Miscellaneous revenues receipts in the General Fund for fiscal year 2012 totaled $244.2 million. Receipts from miscellaneous motor vehicle revenues in fiscal year 2012 were $297.6 million, representing 12.3 percent of total fiscal year 2012 Motor License Fund Commonwealth revenues.

State Stores Fund Transfers. This is an amount determined by the Liquor Control Board to be available for transfer to the General Fund. The amount transferred for fiscal year 2012 was $80.0 million. In Pennsylvania, the distribution and sale of liquor is a state enterprise.

Fines, Penalties and Interest. This revenue source includes all fines, penalties and interest collected in the enforcement of tax regulations. The amount deposited to the General Fund for fiscal year 2012 was $66.4 million. The largest portion is from corporation tax penalties.

Tobacco Settlement Payments. The Commonwealth’s portion of payments made by cigarette manufacturers participating in the Tobacco MSA are deposited in the Tobacco Settlement Fund to be used for certain health-related programs.

Federal Revenues

Receipts by the Commonwealth in its General Fund, Motor License Fund, Tobacco Settlement Fund and State Lottery Fund from the federal government during fiscal year 2012 totaled $21.7 billion, while such federal receipts were estimated at $22.3 billion in fiscal year 2013. Anticipated receipts for the proposed fiscal year 2014 budget are $21.7 billion. Approximately $15.0 billion, or 69 percent of total federal revenue to the Commonwealth for fiscal year 2012, was attributable to public health and welfare programs, the largest of which were for the Medical Assistance and Temporary Assistance to Needy Families programs. In fiscal year 2013, an estimated $15.5 billion, or 69.5 percent of federal revenues were expected to be attributable to these types of programs. In the fiscal year 2014 proposed budget, approximately $15.3 billion or 70.8 percent of federal revenues is attributable to public health and welfare programs.

MAJOR COMMONWEALTH EXPENDITURES

The Commonwealth’s major operating funds—the General Fund, the Motor License Fund and the State Lottery Fund—provide financial resources to operate programs and fund grants. Trends in expenditures from those funds for various program areas are discussed below based on budgetary basis financial statements for fiscal year 2011 and fiscal year 2012 and based on the Governor’s proposed budget for fiscal year 2013.

Education

In fiscal year 2012, expenditures from Commonwealth revenues for education purposes were more than $10.9 billion. The enacted budget for fiscal year 2013 included over $11.3 billion in expenditures from Commonwealth revenues for education purposes, an increase of nearly 4.1 percent over fiscal year 2012. The proposed budget for fiscal year 2014 includes over $11.7 billion in education funding.

Elementary and Secondary Education. The financing of public elementary and secondary education in Pennsylvania is shared by the Commonwealth and local school districts. There are 500 local school districts in the State. With certain exceptions, each is governed by a locally elected school board responsible for the administration of the public schools in the school district with the authority to levy taxes within the limits prescribed by the Public School Code of 1949, as amended. Funds supplied by the Commonwealth supplement the funds raised locally. Local school districts receive various subsidy payments for basic instruction, vocational education, debt service, pupil transportation, employee retirement programs including Social Security, and various special education programs. The largest such subsidy is the Basic Education subsidy. The enacted budget for fiscal year 2013 increased the state portion of the Basic Education subsidy by $49 million, or 0.9 percent, to more than $5.4 billion. For fiscal year 2013, each school district is expected to receive an amount equal to its 2011-12 Basic Education funding allocation. The increase is expected to be distributed to qualifying school districts, based on their local wealth, existing tax burden, district size and certain student characteristics. The recommended budget for fiscal year 2014 includes $5.49 billion, a $90 million or nearly 1.7 percent, increase to the Basic Education subsidy over fiscal year 2013.

Certain specialized education programs are operated and administered in Pennsylvania by 29 intermediate units established by the component local school districts. These intermediate units are funded from contributions from member school districts. Programs operated by intermediate units generally are special education programs for the gifted, for individuals with mental and physical disabilities, and for support of nonpublic schools through the provision of auxiliary services and the lending of instructional materials such as textbooks to children attending nonpublic schools in Pennsylvania.

Total Commonwealth expenditures for basic education programs in fiscal year 2012 were more than $9.2 billion, representing nearly 84.4 percent of all Commonwealth expenditures for education in fiscal year 2012. Total budgeted Commonwealth expenditures for basic education programs in fiscal year 2013 were expected to be more than $9.6 billion, representing 85 percent of all Commonwealth expenditures for education in fiscal year 2013. The recommended budget for fiscal year 2014 includes more than $10 billion for basic education programs.

Higher Education. Higher education in Pennsylvania is provided through 271 degree-granting institutions, which include the fourteen universities of the State System of Higher Education (“PASSHE”), four State-related universities, community colleges, independent colleges and universities and specialized degree-granting institutions. PASSHE, created in 1982 from the fourteen state-owned colleges, is administered by a Board of Governors whose members are appointed by the Governor and confirmed by the Senate. In fiscal year 2012, nearly $1.6 billion was expended by the Commonwealth for institution and student financial assistance. The enacted budget for fiscal year 2013 included nearly $1.6 billion for higher education. The Governor’s proposed budget for fiscal year 2014 includes nearly $1.6 billion for higher education.

Public Health and Human Services

The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical disease and disabilities. In addition, it plans for and coordinates all the health resources within Pennsylvania. Services are provided directly through administration of programs and services, and indirectly through programs of standard setting, regulation, supervision, licensing, grants, subsidies and purchases of services.

Fiscal year 2012 public health and human services expenditures were $29.3 billion and were projected to be $30.2 billion in fiscal year 2013. For fiscal year 2014, $30.6 billion is proposed for these purposes. With regard to fiscal year 2013 expenditures, nearly $11 billion was expected to be funded from the General Fund, while $11.3 billion is estimated to be provided from the General Fund for fiscal year 2014. Federal funds are expected to decrease by $165 million, and augmentations are expected to increase by $166 million for fiscal year 2014. Public health and human service programs are the largest single component of combined state and federal spending in the Commonwealth’s operating budget. The overall budget increase reflects the impact of caseload increases, federal mandates, litigation and continued support of county operated programs for child welfare, mental health and intellectual disabilities.

The proposed fiscal year 2014 budget includes $328.6 million of receipts from the Tobacco Settlement Fund that are to be expended for health care related programs. Federal funds matching the state Tobacco Master Settlement Agreement (“Tobacco MSA”) funds are also provided. In addition, under the terms of the 1998 settlement that created the Tobacco Settlement Fund, payments by the tobacco companies may, in certain circumstances be reduced, reflecting decline in cigarette sales, and such payments also may be limited, delayed or terminated as a result of bankruptcy or insolvency of tobacco companies or legal challenges to the settlement or to amounts due thereunder. Since fiscal year 2007, receipts from the Tobacco MSA have been reduced as certain tobacco companies decided to withhold or to place into escrow over $4 billion in payments to the various states and localities under provisions of the Tobacco MSA. The Commonwealth’s share of withheld Tobacco MSA funds totals over $238 million. As of April 3, 2013, the Commonwealth had filed suit to recover the disputed payment funding withheld by tobacco companies. For fiscal year 2013, receipts from the April 2012 payment were reduced by $43 million and for fiscal year 2014, estimated receipts from the April 2013 payment are reduced by $46.1 million.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs by the Commonwealth amounted to $6.6 billion in fiscal year 2012, while $6.79 billion was budgeted from the General Fund for fiscal year 2013 and $6.86 billion is proposed for fiscal year 2014. A nursing home assessment fee provided a General Fund offset (meaning a reduction in required General Fund appropriations) of $215.4 million in fiscal year 2012 and was expected to provide a $201.9 million offset in fiscal year 2013. In fiscal year 2014, the nursing home assessment offset is projected to be $197.5 million. A statewide managed care organization Gross Receipts Tax assessment provided a General Fund offset of $374 million in fiscal year 2012 and was expected to provide a $377.9 million offset in fiscal year 2013. In fiscal year 2014, the Statewide managed care organization Gross Receipts Tax assessment offset is projected at $431.4 million. In addition, a Statewide Quality Care Assessment provided a $109 million offset in fiscal year 2012 and was expected to provide a $109 million offset in fiscal year 2013. The Statewide Quality Care Assessment offset is projected to provide a $150 million General Fund offset in fiscal year 2014. For 2014, approximately 37 percent of the total cost of assistance to the economically needy has been proposed to be supported by Commonwealth funds appropriated from the General Fund. The balance is expected to be provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.

Medical assistance continues to be a growing component of public health and human services expenditures. Despite implementation of Commonwealth initiatives to restrain costs, the program continues to grow due to an expanding caseload, technology improvements and general medical inflation. Expenditures for medical assistance increased during the period from fiscal years 2003 through 2013 by an average annual rate of 8.7 percent. Fiscal year 2013 expenditures from Commonwealth funds were projected to be $6.5 billion and the proposed budget for fiscal year 2014 provides $6.6 billion, an increase of 0.77 percent from the prior fiscal year due to a decrease in the Federal Medical Assistance Percentage. Income maintenance cash assistance payments to families in transition to independence were estimated at $1.12 billion for fiscal year 2013, of which $217.4 million was from the General Fund. The proposed budget for fiscal year 2014 includes a total of $1.08 billion, with $213.3 million provided from the General Fund. Cash assistance is time-limited and requires participation in work activities to maintain eligibility. The 2013 budget eliminated the cash assistance benefits provided through the General Assistance program, which were funded exclusively with state funds.

Transportation

The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000 mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. Other special funds, including the Public Transportation Assistance Fund, the Public Transportation Trust Fund and the State Lottery Fund provide funding for mass transit programs.

Act 44, enacted in 2007 (“Act 44 of 2007”), provided the largest single-year increase in Commonwealth funding for transportation through a “public-public” partnership between the Pennsylvania

Department of Transportation and the Pennsylvania Turnpike Commission which provided the Commonwealth with more funding for highways, bridges and transit. After fiscal year 2010, Act 44 of 2007 funding decreased due to the Federal Highway Administration’s rejection of the Commonwealth’s applications seeking federal authorization to toll and operate Interstate 80. Beginning in fiscal year 2011, payments from the Turnpike Commission to the Commonwealth declined to $450 million annually, with $200 million going to highway and bridge projects and $250 million to mass transit projects. The reduction in payments represents a decrease of $300 million in annual expenditures for highway and bridge projects and a $150 million decrease in expenditures for mass transit from fiscal year 2010 levels. To address transportation funding in the Commonwealth, Governor Tom Corbett established the Governor’s Transportation Funding Advisory Commission (“TFAC”) on April 21, 2011. TFAC by proclamation was specifically created to develop a comprehensive, strategic proposal for addressing the transportation funding needs of Pennsylvania. In July 2011, the TFAC made funding recommendations which would result in significant recurring transportation funding. Based primarily on these recommendations, the governor, provided through the fiscal year 2014 budget release, has proposed a transportation investment initiative which is estimated to bring nearly $1.5 billion annually in new highway and mass transit funding within five years of implementation. The proposal includes the phase-in of the uncapping of the average wholesale price used to calculate the oil company franchise tax, partially offset by a reduction in the liquid fuels flat tax, and restructuring Act 44 of 2007 payments from the Pennsylvania Turnpike Commission while redirecting certain fees to both mass transit and a new Multimodal Fund.

In addition to its unrestricted state funds, the Motor License Fund includes five restricted revenue accounts funded by state revenues legislatively dedicated to specific purposes. Some of the restricted purposes funded from these accounts also receive funding by annual appropriations of unrestricted Motor License Fund revenues. Programs receiving funds from a restricted account include highway bridges, highway construction and maintenance, grants to municipalities for highways and bridges, and airport development.

Total funding for the Commonwealth’s highway and bridge program for fiscal year 2012 was $2.125 billion. While funding decreased to $2.006 billion in fiscal year 2013, an increase to $2.335 billion has been proposed in the Governor’s fiscal year 2014 budget.

Support of highway and bridge expenditures by local governments through grants paid from the Motor License Fund and restricted revenues was $393.2 million in fiscal year 2012 and $416.1 million in fiscal year 2013. In fiscal year 2014, grants to local governments are proposed to increase to $470.6 million.

In addition to its support of the highway system, the Commonwealth provides subsidies for mass transit systems including passenger rail and bus service.

In fiscal year 2008, the funding mechanisms for mass transit in the Commonwealth were changed with the enactment of Act 44 of 2007. Mass transit funding was shifted from the General Fund to a combination of sources of revenue, primarily going into a new Public Transportation Trust Fund established by Act 44 of 2007. The Public Transportation Trust Fund was created to provide a long-term, predictable and growing source of revenues for public transportation systems. A new, dedicated revenue stream consisting of 4.4 percent of the Pennsylvania Sales and Use Tax is earmarked for mass transit systems. The Public Transportation Trust Fund also receives revenues from the Public Transportation Assistance Fund, the Lottery Fund, and payments from the Pennsylvania Turnpike Commission. This funding supports mass transit programs statewide, providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. For fiscal year 2012, Commonwealth funding available for mass transit was $1.046 billion. Funding for mass transit increased in fiscal year 2013 to $1.094 billion. The proposed fiscal year 2014 budget recommends increasing funding for mass transit to $1.151 billion. This increase reflects the transportation investment initiative, including the creation of a Multimodal Fund to provide additional funding for rail freight, ports, aviation, bicycle and pedestrian facilities, and other modes of transportation.

The Commonwealth’s current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation, and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In fiscal years 2012 and 2013, $11.3 million was expended from aviation restricted accounts each year for such purposes. A total of $10.4 million is proposed for the fiscal year 2014.

INVESTMENT OF COMMONWEALTH FUNDS

The Commonwealth’s Treasury Department is responsible for the deposit and investment of most funds belonging to the Commonwealth, including the proceeds of the Bonds and the funds held for the payment of interest on and maturing principal of the Bonds. The Commonwealth’s Fiscal Code contains statutory limitations on the investment of funds by the Treasury Department. The Board of Finance and Revenue, a six-person board of state officials chaired by the State Treasurer, is authorized to establish the aggregate amount of funds that may be invested in some of the various categories of permitted investments. The State Treasurer ultimately determines the asset allocation and selects the investments within the parameters of the law.

The Commonwealth’s Fiscal Code permits investments in the following types of securities: (i) United States Treasury securities and United States Agency securities maturing within two years of issue; (ii) commercial paper issued by industrial, common carrier or finance companies rated “Prime One” or its equivalent; (iii) certificates of deposit of Pennsylvania-based commercial banks, savings banks or savings and loans; (iv) repurchase obligations secured by Federal obligations; (v) banker’s acceptances written by domestic commercial banks with a Moody’s Investors Service “AA” rating or the equivalent by Standard & Poor’s Financial Services or Fitch’s Rating Service; and (vi) other non-equity investments not to exceed ten percent of assets subject to a “prudent investor” test.

Budget Stabilization Reserve Fund and Tax Stabilization Reserve Fund

Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund and initially directed $300 million of funding from the General Fund to be deposited to the fund during fiscal year 2003. Subsequently, the General Assembly repealed the $300 million transfer allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the fiscal year 2003 budget.

Balances in the Budget Stabilization Reserve Fund, the successor to the Tax Stabilization Reserve Fund, may be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth’s citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the Budget Stabilization Reserve Fund is provided by the transfer of a legislatively determined portion of the General Fund budgetary basis unappropriated surplus at the close of a fiscal year, by investment income earned by the fund, and by specific appropriation from other available funds by the General Assembly. The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6 percent of General Fund revenues. Beginning with fiscal year 2003, 25 percent of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. Whenever the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6 percent of General Fund revenues, the proportion of the General Fund’s fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is lowered from 25 percent to 10 percent. The General Assembly may appropriate additional amounts to this fund at any time. For fiscal year 2006, $171.4 million was transferred to the Budget Stabilization Reserve Fund from the General Fund, which represented the required statutory transfer of 25 percent of the $685.4 million unappropriated surplus balance. At the end of the 2007 fiscal year, the Commonwealth’s unappropriated surplus balance was $707.8 million which resulted in a statutorily required transfer of $176.9 million to the Budget Stabilization Reserve Fund. In July 2008, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year. The budgets for fiscal years 2009 and 2010 included no transfers into the Budget Stabilization Reserve Fund of any unappropriated surplus as no such surpluses existed at the end of fiscal years 2009 and 2010. The fiscal year

2010 budget included a transfer of the entire $755.0 million balance of the Budget Stabilization Reserve Fund to the General Fund to assist with the enactment of a balanced budget for fiscal year 2010. While the Commonwealth ended fiscal year 2011 with a $1.07 billion ending balance, under provisions of the American Recovery and Reinvestment Act of 2009 (“ARRA”), the Commonwealth was prohibited from depositing any funds into the Budget Stabilization Reserve Fund. In June 2011, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year. The Commonwealth ended fiscal year 2012 with an unappropriated surplus balance of $659.3 million but the required transfer to the Budget Stabilization Reserve Fund was suspended for one year. At present, the Commonwealth has a virtually zero balance in the Budget Stabilization Reserve Fund. As of April 3, 2013, based on the revised revenue estimate for the enacted budget for fiscal year 2013, the Commonwealth projected a preliminary fiscal year 2013 ending balance of $543.6 million, which would result in a statutory transfer of $135.9 million in June 2013. It should be noted that the proposed budget for fiscal year 2014 assumes that the statutory transfer would once again not be made.

Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.

GENERAL FUND FINANCIAL PERFORMANCE

During the five-year period from fiscal year 2008 through fiscal year 2012, total revenues and other sources increased by an average of 3.1 percent annually. Tax revenues during this same period increased by an annual average of 0.18 percent with a portion of the average annual growth rate adversely impacted by a significant decline in tax revenue and revenues from other sources in fiscal years 2009 and 2010. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2008 through 2012 rose at an average annual rate of 3.1 percent. Expenditures for the protection of persons and property during this period increased at an average annual rate of 3.3 percent; public education expenditures during this period decreased at an average annual rate of 0.5 percent; health and human services expenditures increased at an average annual rate of 5.4 percent; and capital outlays increased at an average annual rate of 85.9 percent. Commonwealth expenditures for direction and support services (state employees and government administration) decreased at an average annual rate of 3.3 percent during the fiscal years 2008 through 2012. The fund balance at June 30, 2012 totaled $1,259.3 million, a decrease of $362.1 million from the balance at June 30, 2011. The Commonwealth implemented GASB Statement No. 54 which addressed the reporting of fund balances. This implementation affects the comparability of fund balances for the fiscal year ended June 30, 2012 and subsequent years to those of prior years.

Fiscal Year 2011 Financial Results

GAAP Basis. At June 30, 2011, the General Fund reported a fund balance of $1,621.4 million, an increase of $1,336.6 million from the reported $284.8 million fund balance at June 30, 2010. On a net basis, total assets increased by $1,002.0 million to $10,839.0 million. Liabilities decreased by $334 million to $9,218.0 million. The change in fund balance for the General Fund for fiscal year 2011 of $1,336.6 million compares favorably with changes in the fund balance of negative $230.0 million for fiscal year 2010 and negative $2,459.0 for fiscal year 2009.

General Fund tax revenues increased overall by $1,599 million (6.58 percent) during the fiscal year ended June 30, 2011. This overall increase was attributable to all tax types except realty transfer taxes, which decreased by $14 million when compared to the fiscal year ended June 30, 2010. Personal income taxes increased due to higher taxable income for individuals. Tax collections during the fiscal year, before adding net tax accrual and subtracting tax refunds/credits, increased as follows: employer personal income tax amounts withheld and remitted increased by 2 percent, quarterly (estimated) remittances increased 16 percent and annual (accompanying tax returns filed) remittances increased by over 11 percent. Corporation taxes increased by $493 million, an increase of 11.92 percent, due primarily to increasing corporation profits and due to one-time revenues of $176 million; both of these factors increased year-over-year reported corporate net income taxes. Reported sales and use tax revenues increased by $302 million when compared to the prior fiscal year due to increases in taxable purchases as well as changes which accelerated remittances of sales taxes withheld. Reported ‘Other’ taxes increased by $128 million, net, over the prior fiscal year due primarily to increases in the Department of Revenue’s Enhanced Revenue Collection program ($79 million), increased liquor taxes ($11 million), partially offset by decreases due to the end of the Tax Amnesty Program ($15 million). Also, ‘Other’ taxes increased by $23 million due to a year-over-year increase in Medicaid Managed Care Gross Receipts Tax. Finally, ‘Other’ taxes increased by $30 million due to a 2011 fiscal year reclassification.

Intergovernmental revenues increased by $1.7 billion, net, resulting primarily from non-ARRA Federal participation ($1,376 million) as follows: a $1,264 million increase related to significantly higher year-over-year expenditures ($2,414 million higher) for Department of Public Welfare medical assistance and other types of health and human services expenditures; a $337 million increase for Education programs; partially offset by $80 million decreases in such non-ARRA Federal participation for both the Department of Community and Economic Development and the Department of Environmental Protection and a $65 million decrease for the Department of Military and Veterans Affairs. ARRA Federal participation ($267 million) consisted of: a $145 million increase for Department of Public Welfare medical assistance and other types of health and human services expenditures, an $111 million increase for Education programs, a $35 million increase for the Department of Environmental Protection and a $17 million increase for the Department of Military and Veterans Affairs, partially offset by a $27 million decrease for higher education and a $14 million decrease for the Department of Community and Economic Development.

Charges for sales and services revenues increased by $453 million, net, from the prior fiscal year due primarily to: the Department of Public Welfare ($418 million increase, net) for first-year quality care assessments ($538 million), accrued revenues ($64 million), intergovernmental transfer ($30 million) and the Special Pharmaceutical Benefits Program ($12 million), partially offset by lower capitation managed care assessments ($170 million), lower net nursing home assessments ($52 million) and lower net hospital assessments ($4 million); $152 million related to prior year active employee health care expenditures; $42 million of recurring payroll-related revenues and $17 million of sales of state property. These net increases ($629 million) were partially offset by lower revenue accruals as of June 30, 2011 ($166 million) and lower lease payments ($10 million) for the 2011 fiscal year.

Combined licenses/fees/investment and other revenues decreased by $135 million, net, primarily due to: (1) prior fiscal year one-time licenses/fees revenues for Table Game Authorization Fees, amounting to $165 million, partially offset by fiscal year 2011 net increases of $22 million; (2) an increase for investment income of $8 million; and (3) net decreases for ‘other’ revenues of $33 million. These net decreases ($168 million) were partially offset by amounts newly reported as part of the General Fund of $34 million.

Total General Fund expenditures increased by 5.7 percent during the fiscal year ended June 30, 2011, or by over $2.7 billion.

Reported expenditures for health and human services increased by $2,414 million, due primarily to a higher aggregate need for medical assistance, and income and/or cash grant assistance to individuals ($3,279 million). Of this increase, expenditures for Food Stamps increased by $308 million. The $3,279 million increase was partially offset by an $889 million decrease in year-over-year accrued expenditures. Expenditures for the Pharmaceutical Assistance Contract for the Elderly (“PACE”) program, which are newly reported as part of the

General Fund, amounted to $243 million. Expenditures for the administration of the unemployment compensation benefits program increased by $41 million. Labor and Industry expenditures decreased by $209 million, primarily due to a 2011 fiscal year reclassification from this category to capital outlay.

Public education expenditures increased by $384 million, net, due primarily to new Federally-funded (non-ARRA) basic education expenditures of $387 million, partially offset by a reduction in state-funded basic education expenditures of $140 million for a net year-over-year increase in basic education subsidies of $247 million; increased ARRA Federally-funded expenditures of $129 million; increased public school employee retirement (employer share) of $57 million; and increased expenditures for food and nutrition programs of $23 million. These increases ($456 million) were partially offset by a net decrease in accrued expenditures ($109 million) as of June 30, 2011, and net expenditure increases in a variety of programs ($81 million). In addition, higher education subsidies decreased by nearly $44 million.

Capital outlay expenditures increased by $216 million, based on year-over-year capital asset acquisition increases at state agencies as follows: Labor and Industry ($224 million), Pennsylvania Judiciary ($26 million), Public Welfare ($16 million) and Revenue ($10 million). These increases were partially offset by decreases in numerous other state agencies amounting to $60 million.

Direction and supportive services expenditures decreased by $196 million, on a net basis, due primarily to a $158 million increase in expenditures for active employee health care in the prior fiscal year that did not recur during the 2011 fiscal year, and a separate 2011 fiscal year expenditure decrease of $72 million for active employee health care. These two decreases were partially offset by a $25 million increase in expenditures related to annuitant health care during fiscal year 2011.

Protection of persons and property expenditures increased by $36 million, on a net basis, primarily because of higher expenditures for state agencies as follows: Corrections—personnel ($50 million), contracted services ($50 million) and other net increases ($9 million); Environmental Protection—increases in grants and subsidies ($48 million), and net increases in personnel and other expenditures ($7 million), partially offset by lower accrued expenditures ($10 million); Emergency Management—increases in grants and subsidies ($31 million); Insurance—net increases for contracted services ($10 million), increases for accrued expenditures ($10 million) and net increases for grants and subsidies ($6 million); amounts newly reported as part of the General Fund ($13 million); Executive Offices—higher accrued expenditures ($27 million), partially offset by decreases in grants and subsidies ($14 million); and another increase of $8 million. These net increases ($245 million) were partially offset by expenditure decreases for the Department of Military and Veterans Affairs—lower accrued expenditures (over $111 million); Labor and Industry—lower accrued expenditures ($28 million) and lower grants and subsidies ($11 million); the Pennsylvania Judiciary (over $35 million); and the Pennsylvania Department of State—a net decrease in accrued expenditures ($18 million) and net decreases in grants and subsidies ($5 million).

Reported Transfers to the General Fund increased by $324 million primarily because of a $244 million increase in transfers from the Tobacco Settlement Fund, a $200 million increase from the State Lottery Fund to the PACE program (now financially reported as part of the General Fund), a $6 million transfer from the Unemployment Compensation Fund, a $5 million transfer from the Emergency Medical Services Operating Fund, and a $4 million transfer from the Small Business First Fund, offset by a $102.4 million decrease from the MCARE Fund, a $10.1 million decrease from the Keystone Recreation, Park and Conservation Fund, a $9.7 million decrease from the Gaming Fund, a $17.7 million decrease from the Oil and Gas Lease Fund and a net $4.9 million increase from several other funds during the fiscal year ended June 30, 2011.

Reported transfers from the General Fund decreased by $26 million, net, primarily because of a $46.4 million decrease to the Community College Capital Fund, a $6 million decrease to the Educational Assistance Program Fund, a $2.8 million decrease to the Vocational Rehabilitation Fund, a $5.2 million decrease to the Motor License Fund, partially offset by a $42.3 million increase to debt service funds, and a net $7.9 million decrease to several other funds during the fiscal year ended June 30, 2011.

The overall increase in fund balance, over $1 billion during the fiscal year ended June 30, 2011, represents a significant year over-year improvement, when compared to the prior fiscal year decrease in total fund balance of $230 million. As result of the Commonwealth’s implementation of GASB Statement No. 54, the total reported fund balance of $1,621 million at June 30, 2011 includes amounts which were formerly reported as part of Special Revenue funds, amounting to $280 million at June 30, 2010 and $317 million at June 30, 2011. The previously reported General Fund fund balance included fund balance reservations of $1,719 million and an unreserved/undesignated deficit of $1,434 million at June 30, 2010. No fund balance designations were reported at June 30, 2010. At June 30, 2011, the General Fund fund balance was reported using the newer, prescribed categories as follows: Nonspendable: $123 million; Spendable, Restricted: $756 million; Spendable, Committed: $1,063 million; and Unassigned deficit: $321 million. No fund balance assignments were reported at June 30, 2011.

Prior to the implementation of GASB Statement No. 54, the General Fund fund balance was $284.8 million, as previously reported at June 30, 2010. Following the implementation of GASB Statement No. 54, the General Fund fund balance was increased by $280.4 million, resulting in an increased and restated fund balance of $565.2 million as of July 1, 2010. At June 30, 2011, total reported fund balance for the General Fund amounted to $1,621.4 million compared to $565.2 million, as restated as of July 1, 2010, for a year-over-year increase of $1,056.2 million.

Budgetary Basis. While unemployment rates remained at elevated levels within Pennsylvania, the Commonwealth’s revenues and receipts benefitted from the moderate uptick in the national economy experienced during a portion of fiscal year 2011. General Fund revenues of the Commonwealth were above the certified estimate by $785.5 million or 2.9 percent during fiscal year 2011, the first time since fiscal year 2008. Final Commonwealth General Fund revenues for the fiscal year totaled $27,497.2 million. Total fiscal year 2011 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $26,983.8 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources (federal ARRA funding), were $25,616.8 million, resulting in a preliminary operating balance for fiscal year 2011 of $1,367.0 million. However, after accounting for a negative fiscal year 2010 beginning balance of $294.2 million, the Commonwealth ended fiscal year 2011 with an unappropriated surplus balance of $1,072.8 million, which was the largest such unappropriated ending balance since at least 1949, the earliest period for which such records are available. Additionally, the $1,072.8 million unappropriated ending balance during fiscal year 2011 was the largest such balance as a percent of the Commonwealth budget since at least fiscal year 1975.

Revenues available to the Commonwealth, net of reserves for tax refunds and transfers from the Budget Stabilization Reserve Fund but including public health and human service assessments, decreased $184.8 million, or 0.7 percent, during fiscal year 2011. Public health and human service assessments decreased $8.8 million during fiscal year 2011 to $636.6 million.

General Fund revenues decreased $150.9 million or 0.5 percent during fiscal year 2011 when measured on a year-over-year basis as compared to fiscal year 2010. However, this decline is due primarily to the use of the Budget Stabilization Reserve Fund and other such one-time balance transfers utilized during the 2010 fiscal year. Tax revenue collections grew $1,550.7 million or 6.2 percent on a year-over-year basis from fiscal year 2010 to fiscal year 2011 while non-tax revenue collections declined $1,701.6 million or 62.1 percent. Corporate tax receipts were $398.6 million above fiscal year 2010 levels. Year-over-year growth in corporate taxes was 15.6 percent during fiscal year 2011 as corporate net income tax collections increased 19.0 percent and capital stock and franchise tax receipts increased 7.6 percent while collections from the gross receipts tax declined 4.8 percent on a year-over-year basis. Personal income taxes were $467.0 million above fiscal year 2010 actual collection, and year-over-year growth in personal income tax receipts was 4.7 percent. Personal income tax collections attributable to withholding increased by 2.1 percent during fiscal year 2011 and tax collections from the non-withholding portion of the personal income tax increased 14.4 percent on a year-over-year basis. Sales and use tax receipts were $561.0 million greater during fiscal year 2011 than during the prior fiscal year, a growth rate of

7.0 percent. Sales tax collections increased during fiscal year 2011 as motor vehicle sales tax collections grew 6.7 percent and non-motor vehicle sales tax receipts increased 7.0 percent during fiscal year 2011. Cigarette tax collections grew 10.2 percent during fiscal year 2011 and inheritance tax collections grew 6.8 percent. The continued weakness in the national housing market led to realty transfer tax revenues declining 5.7 percent during fiscal year 2011. Non-tax revenues of the Commonwealth declined 62.1 percent during fiscal year 2011, due primarily to the utilization of one-time revenues during the prior fiscal year. Reserves for tax refunds in fiscal year 2011 were $1,150 million, an increase of 2.2 percent from fiscal year 2010 reserve levels.

Fiscal year 2011 appropriations from Commonwealth revenues, including supplemental appropriations and federal ARRA funding and net of appropriation lapses, totaled $28,321.3 million, an increase of $485.4 million or 1.7 percent from fiscal year 2010 expenditures. Fiscal year 2011 ARRA funding and appropriation lapses increased to $3,341.1 million from $3,063.0 million in fiscal year 2010, an increase of 9.1 percent. A total of $275.2 million in appropriations were lapsed in fiscal year 2011, and the fiscal year 2011 budget contained a slightly reduced level of public health and human services assessments, $636.6 million, which were utilized to cover a portion of medical assistance and long-term care costs. These assessments replaced $636.6 million of General Fund medical assistance and long-term care costs in fiscal year 2011, compared to $645.4 million in fiscal year 2010, a decrease of 1.4 percent.

Commonwealth General Fund appropriations for fiscal year 2011 totaled $28,019.8 million, an increase of $379.3 million or 1.4 percent from fiscal year 2010 levels. A total of $3,055.0 million in operating appropriations were offset with federal funds, mainly ARRA, during fiscal year 2010. The Basic Education funding subsidy to local school districts increased by $250.0 million or 4.5 percent. Funding for higher education programs was reduced by $19.1 million, or 1.0 percent. Commonwealth contributions to the Public School Employees Retirement System decreased $55 million or 16.1 percent from fiscal year 2010 levels. Spending for the Department of Corrections increased $82.0 million or 4.6 percent during fiscal year 2011 and medical assistance and human services spending increased by $81.4 million or 0.8 percent during fiscal year 2010.

The ending unappropriated balance was $1,072.8 million for fiscal year 2011. Under provisions of ARRA, the Commonwealth was prohibited from depositing any funds into the Budget Stabilization Reserve Fund. In June 2011, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year.

Fiscal Year 2012 Financial Results

GAAP Basis. At June 30, 2012, the General Fund reported a fund balance of $1,260.0 million, a decrease of $361.0 million from the reported $1,621.0 million fund balance at June 30, 2011. On a net basis, total assets increased by $261.0 million to $10,839.0 million. Liabilities increased by $622 million to $9,840.0 million. The negative change in fund balance for the General Fund for fiscal year 2012 of $361.0 million represented a decline from the net amount of changes in the fund balance of $1,336.0 million, which occurred during fiscal year 2011.

General Fund tax revenues increased overall by $693 million (2.68 percent) during the fiscal year ended June 30, 2012. This overall increase is attributable to all tax types except the corporation taxes and cigarette taxes, which decreased by $154 million and $23 million when compared to the fiscal year ended June 30, 2011. Personal income taxes increased due to higher taxable income for individuals. Tax collections during the fiscal year, before adding net tax accrual and subtracting tax refunds/credits, increased $306 million (3.1 percent). Corporation taxes decreased by $154 million, a decrease of 3.3 percent, due primarily to the continuing phase-out of the capital stock and franchise tax. Reported sales and use tax revenues increased by $363 million (4.4 percent) when compared to the prior fiscal year. Reported ‘Other’ taxes increased by $135 million, net, over the prior fiscal year.

Intergovernmental revenues decreased by $3,322.0 million, net, resulting primarily from the phase-out of Federal ARRA participation. Charges for sales and services revenues increased by $11 million, net, from the prior fiscal year. Combined licenses/fees/investment and other revenues increased by $186 million.

Total General Fund expenditures decreased by 2.9 percent during the fiscal year ended June 30, 2012, or by nearly $1.5 billion.

Reported expenditures for health and human services increased by $170 million. Public education expenditures decreased by a net $1,462 million, due primarily to the phase-out of Federally-funded (ARRA and the Education Jobs Fund) grants for basic education. Capital outlay expenditures decreased by $53 million, on a year-over-year basis. Direction and supportive services expenditures increased by $105 million, on a net basis, due primarily to an increase in expenditures for active employee health care. Protection of persons and property expenditures decreased by $127 million, on a net basis. Reported transfers from the General Fund increased by $74 million. Expenditures for economic development decreased by $218 million from the prior year.

The overall decrease in fund balance of $362 million during the fiscal year ended June 30, 2012, represented a year-over-year decline of 22.3 percent, when compared to the prior fiscal year total fund balance of $1,621.4 million.

At June 30, 2012, the General Fund fund balance is reported using the newer, prescribed categories as follows: Nonspendable: $240.9 million, an increase of $118 million; Spendable, Restricted: $0, a decrease of $756 million; Spendable, Committed: $1,276.7 million, an increase of $213 million; and Unassigned deficit: $258.4 million, a decrease of $63 million.

As a result of the Commonwealth’s implementation of GASB Statement No. 54, the total reported fund balance of $1,259.3 million at June 30, 2012 includes amounts which were formerly reported as part of Special Revenue funds.

Budgetary Basis. The subdued level of the economic recovery from the most recent national recession continued to affect the Commonwealth’s revenue receipts during fiscal year 2012. General Fund revenues of the Commonwealth were below the certified estimate by $162.8 million or 0.6 percent during fiscal year 2012. Final Commonwealth General Fund revenues for the fiscal year totaled $27,678.0 million. Total fiscal year 2012 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,101.3 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,534.4 million, resulting in a preliminary operating balance for fiscal year 2012 of negative $433.3 million. However, after accounting for a positive 2012 fiscal year beginning balance of $1,072.8 million, the Commonwealth ended fiscal year 2012 with an unappropriated surplus balance of $659.0 million, which was the second largest (following the $1,072.8 million ending balance from fiscal year 2011) such unappropriated ending balance since prior to the last recession.

General Fund revenues increased $180.8 million or 0.7 percent during fiscal year 2012 when measured on a year-over-year basis, as compared to fiscal year 2011. Tax revenue collections grew $687.8 million or 2.6 percent on a year-over-year basis from fiscal year 2011 to fiscal year 2012 while non-tax revenue collections declined $507.2 million or 48.9 percent, primarily from a reduction in balance transfers from fiscal year 2011 to fiscal year 2012. Corporate tax receipts were $91.2 million lower than fiscal year 2011 levels. Year-over-year growth in corporate taxes was negative 3.1 percent during fiscal year 2012, as corporate net income tax collections decreased 5.1 percent and capital stock and franchise tax receipts increased 2.2 percent, while collections from the gross receipts tax increased 8.6 percent on a year-over-year basis. Personal income taxes were $364.8 million above fiscal year 2011 actual collection and the year-over-year growth in personal income tax receipts was 3.5 percent. Personal income tax collections attributable to withholding increased by 3.5 percent or $282.9 million during fiscal year 2012 and tax collections from the non-withholding portion of the personal income tax increased 3.4 percent or $81.9 million on a year-over-year basis. Sales and use taxes receipts were $182.1 million greater during fiscal year 2012 than during the prior fiscal year, a growth rate of 2.1 percent. Sales tax collections increased during fiscal year 2012 as motor vehicle sales tax collections grew 9.2 percent and non-motor vehicle sales tax receipts increased 1.1 percent during fiscal year 2012. Cigarette tax collections declined 0.5 percent during fiscal year 2012 and inheritance tax collections grew 2.8 percent. Realty transfer tax revenues grew 4.7 percent during fiscal year 2012 after having declined in 2011. Non-tax revenues of the Commonwealth declined 48.9 percent during fiscal year 2012, due primarily to the decreased utilization of one-time revenues during the prior fiscal year. Reserves for tax refunds in fiscal year 2012 were $1,275 million, an increase of 10.9 percent from fiscal year 2011 reserve levels.

Fiscal year 2012 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27,534.4 million. A total of $349.3 million in appropriations were lapsed in fiscal year 2012, and the fiscal year 2012 budget contained a slightly increased level of public health and human services assessments of $698.3 million, which were utilized to cover a portion of medical assistance and long-term care costs. These assessments replaced $698.3 million of General Fund medical assistance and long-term care costs in fiscal year 2012, compared to $636.6 million in fiscal year 2011, an increase of 9.7 percent.

Commonwealth General Fund appropriations for fiscal year 2012 totaled $27,185.6 million, a decrease of $1,135.7 million or 4.0 percent from fiscal year 2011 levels. The Basic Education funding subsidy to local school districts declined 7.3 percent from the prior year. Funding for higher education programs was reduced by approximately 20 percent. Commonwealth contributions to the Public School Employees Retirement System increased 108.7 percent from fiscal year 2011 levels. Spending for the Department of Corrections held flat at fiscal year 2011 levels during fiscal year 2012 and medical assistance and human services spending decreased by $54.6 million or 0.5 percent during fiscal year 2012.

The ending unappropriated balance was $659.2 million for fiscal year 2012. Again in June 2012, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year.

Fiscal Year 2013 Budget

The economic recovery from the most recent national recession continued to impact the Commonwealth’s revenue receipts during fiscal year 2013. The economic data, upon which the General Fund revenue estimates for the enacted budget of fiscal year 2012 were based, included a projected growth in real gross domestic product (“GDP”) of the United States of 2.2 percent. Consumer expenditures were expected to grow 3.5 percent during fiscal year 2013 and wages and salaries were expected to grow 3.5 percent during the fiscal year. Since the enactment of the fiscal year 2013 budget in June 2012, economists have slightly lowered their estimates for each of these important econometric measures. As of January 2013, (the latest estimates for fiscal year growth in the U.S.), estimates for growth in real GDP have been lowered to 2.0 percent since June 2011. Further, as of April 3, 2013, economists were expecting lower consumer expenditure growth of 3.1 percent rather than the 3.5 percent forecast in June 2012. Finally, estimates are that wage and salary growth will be lower in fiscal year 2013, just 3.0 percent versus the level of 3.5 percent that was forecast at the time of the adoption of the fiscal year 2013 budget. Interestingly for the Commonwealth, despite the reduction in various econometric indicators, revenue receipts to the Commonwealth were running ahead of estimates through February 2013.

At the time of the enactment of the fiscal year 2013 budget, total revenues were projected to grow 3.3 percent during the fiscal year. Through February 2013, General Fund revenues were $105 million or 0.7 percent above the certified revenue estimate for fiscal year 2013. On a year-over-year basis, General Fund revenues have grown 4.4 percent, primarily based upon growth in corporate receipts of 20.2 percent and growth in personal income tax receipts of 4.0 percent. Through February 2013, sales and use tax receipts have grown 1.6 percent on a year-over-year basis from fiscal year 2012. In February 2013, the Governor’s proposed budget for fiscal year 2014 included a revision to the fiscal year 2013 revenue estimate for General Fund revenues to reflect the effects of greater-than-estimated growth in revenues collected to date. The proposed fiscal year 2014 budget presented in February 2013 estimated that fiscal year 2013 Commonwealth revenues would be $232 million more than the official estimate used during the enactment of the fiscal year 2013 budget. Actual revenues through February 2013 were $105 million, or 0.7 percent, above the estimate enacted as part of the fiscal year 2013 budget.

The enacted fiscal year 2013 budget, as re-estimated in February 2013, provided appropriations and executive authorizations, net of lapses and other reductions, totaling $28,339.8 million of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments, of $28,210.8 million. The $129.0 million negative difference between estimated revenues and budgeted appropriations was to be mitigated by a partial draw down of the $659.0 million ending balance from fiscal year 2012. The $129 million projected imbalance for fiscal year 2013 was $304.3 million, (or 70.2 percent) lower than the actual fiscal year 2012 General Fund operating deficit of $433.3 million.

As part of the proposed fiscal year 2014 budget, the Commonwealth proposed $96 million in supplemental appropriation requests for fiscal year 2013. The additional funding was requested to cover areas in public welfare ($69.3 million), emergency management ($15 million) and education ($11 million). General Fund appropriations (prior to any lapses), from all revenue sources were estimated to grow $720.4 million or 2.7 percent on a year-over-year basis during fiscal year 2013. This modest increase follows a net reduction in state spending of over $1,159.9 million or 4.1 percent on a year-over-year basis during the prior fiscal year. The reduction in appropriations during fiscal year 2012 was the largest such reduction in the Commonwealth since at least 1970 and the fiscal year 2012 budget reset spending levels to those last seen in fiscal year 2009. The enacted fiscal year 2013 budget reset spending levels to the fiscal year 2010 levels.

Based on the revised revenue projections of fiscal year 2013, as incorporated in the Governor’s proposed fiscal year 2014 budget released on February 5, 2013, and assuming fiscal year 2013 supplemental appropriation requests totaling $95 million, the General Fund was projected to have an ending balance of approximately $543.6 million for fiscal year 2013. The discussion of the 2013 budget in the remainder of this Appendix utilizes the revised estimated financial data included in the Governor’s proposed budget of 2014. The Governor’s proposed budget for 2014 assumes that the statutorily required transfer of 25 percent of the Commonwealth’s unappropriated surplus balance to the Budget Stabilization Reserve Fund will again be suspended in fiscal year 2013.

The Commonwealth indicated that the achievement of budgeted results could be adversely affected by a number of trends or events, including developments in the national and state economy. Deficits in the enacted budget could result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. The State indicated that cost-cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.

Fiscal Year 2014 Proposed Budget

A proposed fiscal year 2014 budget was submitted by the Governor to the General Assembly on February 5, 2013. The proposed budget recommends net appropriations, including public health and human services assessments, totaling $29,218.6 million of Commonwealth funds against estimated revenues, net of tax refunds and proposed revenue changes along with public health and human services assessments, of $28,705.1 million. The proposed fiscal year 2014 budget anticipates an operating shortfall of $513.5 million, which would be funded by a partial draw down of the anticipated fiscal year 2013 year-end unappropriated balance of $543.6 million. As a result, the anticipated fiscal year end 2014 unappropriated balance is expected to be $22.6 million.

The fiscal year 2014 proposed budget represents a 2.4 percent ($688.8 million) increase in appropriations over the fiscal year 2013 budget. The Governor’s proposed budget does not include any net tax increases and continues the phase-out of the capital stock and franchise tax. Major reform initiatives in the fiscal year 2014 proposed budget include: (1) a plan to divest the Commonwealth from the ownership/operation of the state liquor distribution system with the use of the net proceeds from such divestment to be invested in education; (2) a modernization of Pennsylvania’s transportation infrastructure; and (3) an overhaul of the state pension systems.

Several tax and revenue modifications are proposed as part of the fiscal year 2014 budget. A total of $46.8 million in revenue changes, all of which include recurring revenue changes, are proposed and include: (1) a $11.4 million tax revenue reduction associated with an increase in the permitted net operating loss cap from $3 million to $4 million; (2) a $7 million tax revenue increase from a change in the sourcing of sales for corporate net income tax purposes; (3) a $4.3 million tax revenue increase from an expansion of the realty transfer tax; (4) a $2.6 million tax revenue increase from changes to the personal income tax treatment of certain “pass through” businesses; (5) a $29.5 million non-tax revenue increase from a redirection of certain Motor License Fund fines to the General Fund; and (6) a $15 million non-tax revenue increase from annual transfers from the Race Horse Development Fund to the General Fund.

General Fund revenues for the fiscal year 2014 proposed budget are forecast to grow 1.5 percent over fiscal year 2013 revised revenue estimates. This growth is muted by the effect of the continued reduction in the capital stock and franchise tax. Base General Fund revenue growth is forecast at 3.1 percent prior to the scheduled reduction in the capital stock and franchise tax. Within the General Fund, year-over-year growth of 1.6 percent is forecast among tax revenues and a decline of 2.5 percent for non-tax revenues. Corporate net income tax receipts are projected to grow 3.0 percent in fiscal year 2014 while capital stock and franchise tax revenues are forecast to decline 59.8 percent from the continued rate reduction. Gross receipt tax collections are forecast to decline 2.3 percent. Overall, corporation taxes from all sources are projected to decline 5.9 percent in fiscal year 2014. Sales and use tax receipts are estimated to grow 4.5 percent on a year-over-year basis and personal income tax receipts are forecast to grow 2.6 percent during fiscal year 2014.

The proposed fiscal year 2014 General Fund budget aims to keep spending in line with available resources without raising taxes in Pennsylvania. Administrative spending of the Commonwealth is expected to continue to be reduced, with aggregate reductions of 6.3 percent since 2010. The proposed 2014 budget includes the elimination of more than 900 positions, including approximately 400 expected layoffs. The budget maintains most agency spending levels at the current year level despite increases in salary and benefit costs. Basic Education funding is proposed to receive a $90 million increase to $5.5 billion in fiscal year 2014, the highest level of state funding in Commonwealth history. Funding for higher education is maintained at fiscal year 2013 levels and grants to students and Pennsylvania Higher Education Assistance Agency for grants to students is increased by $75 million. An additional $50 million in expanded services to older Pennsylvanians is expected to be provided through the proposal to privatize the management of the Pennsylvania Lottery.

The Commonwealth has proposed to divest itself from the sale of alcohol through a two-step process to sell the retail and wholesale function of the Pennsylvania Liquor Control Board. The proposal includes the auctioning of approximately 1,200 retail wine and spirits licenses. In addition, wholesale licenses would be offered for the exclusive sale of particular brands of alcohol. A new alcohol license and tax structure would be implemented in order to maintain fiscal neutrality to the Commonwealth’s General Fund. As of April 3, 2013, approximately $500 million in annual taxes and profits are generated from the current system for deposit into the General Fund. The Commonwealth had projected that the sale of the state liquor system could generate up to $1 billion in one-time revenues. The Governor’s proposal is to invest those one-time revenues into education through a new “Passport to Learning Block Grant.” This new block grant would be implemented over four years and provide school districts with the ability to invest the additional funds into specific areas such as: (1) school safety initiatives; (2) early learning programs; (3) individualized learning; and (4) STEM (science, technology, engineering and mathematics) programs.

The proposed fiscal year 2014 budget also includes a five year proposal to invest a combined $5.4 billion of additional funding into the Commonwealth’s aging transportation infrastructure. The proposal is to generate up to $1.8 billion per year in recurring revenues to the Commonwealth’s Motor License Fund by lifting the cap on the average wholesale price used to calculate the state’s oil company franchise tax. As of April 3, 2013, the cap set a maximum average wholesale price at $1.25 per gallon, which was nearly four times lower than prices at that time. The uncapping of the oil company franchise tax would be phased-in in three steps beginning on July 1, 2013, followed by January 1, 2015 and January 1, 2017. Vehicle registrations would shift from annual to biennial and driver licensing would shift from every four years to a six-year cycle. The combination of these changes are expected to result in increased revenue of $510 million in year one which would then gradually increase to $1.8 billion in recurring annual revenues by year 5. In year one, the Governor’s proposal is to invest the additional $510 million in the following programs: (1) state roads and bridges ($300 million); (2) public transportation ($40 million); (3) local roads and bridges ($80 million); (4) Pennsylvania Turnpike expansion projects ($30 million); and (5) a new multi-modal fund ($60 million). By year five, transportation investments are proposed to grow to $1.8 billion annually and to be made in the following areas: (1) state roads and bridges ($1,200 million); (2) public transportation ($250 million); (3) local roads and bridges ($200 million); (4) Pennsylvania Turnpike expansion projects ($85 million); and (5) a new multi-modal fund ($80 million).

Rising employer contribution rates and costs to pay for the unfunded liability of the Commonwealth’s two pension systems are projected to grow by a factor of three over the next four years, rising from $1.5 billion in fiscal year 2014 to $4.3 billion in fiscal year 2017. Without reforms, meeting the growing pension contributions would require deep cuts in the Commonwealth’s General Fund budget as well as the budgets of local school districts. The two current pension systems are funded at a level of approximately 67.8 percent with an estimated unfunded liability of $41 billion. The unfunded liability is projected to grow to $65 billion in the near term. In response, the fiscal year 2014 Governor’s proposed budget includes a proposal to implement pension reform within the Commonwealth. The proposal includes no changes for current retirees and no changes to the benefits already earned by current employees. The proposal is to implement a new defined contribution plan and enroll all new Commonwealth employees into a 401 (a) defined contribution plan. Through the implementation of a new defined contribution plan, (as opposed to the present defined benefit plans) the Commonwealth would shift investment risk away from the Commonwealth and the taxpayer to plan beneficiaries. Future benefits for current employees would be modified to reduce the retirement multiplier by 0.5% for all employees currently above a 2.0 times multiplier. Other modifications to future benefits would be implemented for all current employees. The combined changes to a defined contribution plan and changes to future benefits for current employees are estimated to reduce the pension systems obligations by approximately $11 billion.

In addition, the existing employer contribution rate collars as implemented by Act 120 of 2010 (“Act 120”) would be reduced. As of April 3, 2013, the Act 120 collars have the effect of limiting the year-over-year increase in the employer contribution rate to 4.5 percent annually. The proposal included in the fiscal year 2014 budget is to reduce the Act 120 collars from 4.5 percent to 2.25 percent. The contribution collar rates would then rise 0.5 percent per year until reaching 4.5 percent or the annual required contribution level. It is estimated that $175 million in General Fund savings would be generated and $138 million in local school district savings would be generated.

In February 2013, the Pennsylvania General Assembly began appropriations committee hearings for the fiscal year 2014 budget.

The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor, and there can be no assurance that the budget, as proposed by the Governor, or as altered by the General Assembly will be enacted into law by June 30. In the event that the General Assembly fails to pass or the Governor fails to sign an appropriation act prior to July 1 of any fiscal year for that fiscal year, the Pennsylvania Constitution, the laws of Pennsylvania and certain state and federal court decisions provide that the Commonwealth may continue during such periods of an un-budgeted fiscal year to make debt service payments, payments for mandated federal programs such as cash assistance and payments related to the health and safety of the citizens of the Commonwealth such as police and correctional services. Failure, however, of the Governor and the General Assembly to reach agreement on the budget could have adverse effects on the Commonwealth, including, among others, the collection of revenue and completion of the annual audit.

LITIGATION

The Commonwealth’s Office of Attorney General and Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have provided the following brief descriptions of certain cases affecting the Commonwealth as of April 3, 2013.

In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals, such as Northbrook (now Allstate), as detailed below. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal year 2013 was $20.0 million.

The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

County of Allegheny v. Commonwealth of Pennsylvania and Pa. State Ass’n of County Comm’rs v. Commonwealth (Pa. Supreme Court)

In 1987, the Supreme Court of Pennsylvania held, in County of Allegheny v. Commonwealth of Pennsylvania, 517 Pa. 65, 534 A.2d 760 (1987), that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and permitted the system of county funding to remain in place in the interim.

Ruling in a separate mandamus action brought by the Pa. State Association of County Commissioners and several counties to enforce the order in County of Allegheny, the Supreme Court in Pa. State Ass’n of County Comm’rs v. Commonwealth, 545 Pa. 324, 681 A.2d 699 (1996), issued the requested writ of mandamus and appointed retired Justice Frank J. Montemuro, Jr., as special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system.

In Phase I of his Interim Report, Justice Montemuro recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act No. 1999-12, under which these approximately 165 county-level court administrators became employees of the Commonwealth. As of April 3, 2013, the remainder of Justice Montemuro’s recommendation for later phases remained pending before the Supreme Court of Pennsylvania.

In 2008, the Association and county petitioners moved the Supreme Court of Pennsylvania to enforce the mandamus and to require implementation of the remaining recommendations made in the Interim Report of the Master. Though declining the Commonwealth’s invitation to overrule its prior decisions, the Supreme Court of Pennsylvania on September 26, 2012, held that legislation enacted since 1997 (including Act 1999-12) had laid a “foundation for further evolution toward a better, administratively unified judicial system,” and it expressed optimism that “recent progress on budgetary questions will continue.” Thus, the court denied the petitioners’ motion to enforce the mandamus judgment at this time and relinquished jurisdiction. See Pa. State Ass’n of County Comm’rs v. Commonwealth, 52 A.3d 1213 (Pa. 2012).

Northbrook Life Insurance Co. v. Commonwealth (now Allstate Life Insurance Co. v. Commonwealth)

The Northbrook case was the lead case in litigation with potentially the entire insurance industry that does business in Pennsylvania. On January 26, 2006, the en banc Commonwealth Court issued a conflicted decision in which the majority partially ruled for both parties. Northbrook Life Ins. Co. v. Commonwealth, 890 A.2d 1223 (Pa. Commw. Ct. 2006). Both parties filed exceptions. The Court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court. The Pennsylvania Supreme Court ruled in Northbrook’s favor, but only on a technicality. See Northbrook Life Ins. Co. v. Commonwealth, 597 Pa. 18, 949 A.2d 333 (2008). The Pennsylvania Supreme Court did not address the substantive findings of the Commonwealth Court.

Counsel then selected the Allstate case to re-litigate the issues involved. Northbrook (now Allstate) and other pending cases challenged the Department of Revenue’s application of portions of the Life and Health Guaranty Association Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds.

Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments.

The assessments on each company are broken into various categories, including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania.

Life and health insurance premiums have always been subject to the premiums tax, and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax; others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers claim the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

On March 25, 2010, by a 3-2 vote, an en banc panel of the Commonwealth Court ruled that Allstate was entitled to claim a credit for all annuity assessments paid to the Guaranty Fund. See Allstate Life Ins. Co. v. Commonwealth, 992 A.2d 910 (Pa. Commw. Ct. 2010). The Commonwealth filed exceptions. Following briefing and oral argument before a seven judge en banc Commonwealth Court panel, a 4-3 majority of the Court on October 15, 2010, issued an unreported decision overruling the Commonwealth’s exceptions. See Allstate Life Ins. Co. v. Commonwealth, No. 89 F.R. 1997, 2010 Pa. Commw. Ct. Unpub. LEXIS 704 (2010).

The Commonwealth appealed to the Pennsylvania Supreme Court. On August 2, 2012, an evenly divided court affirmed the final order of the Commonwealth Court. See Allstate Life Ins. Co. v. Commonwealth, 52 A.3d 1077 (Pa. 2012). On August 16, 2012, the Commonwealth filed an Application for Reargument. On October 24, 2012, the Pennsylvania Supreme Court denied the Commonwealth’s Application for Reargument. Therefore, the Commonwealth Court’s judgment is final and binding precedent unless legislative action is sought to change the statute.

MCARE/HCPRA Cases (Pa. Supreme Court)

On April 15, 2010, the Commonwealth Court of Pennsylvania in Hosp. & Healthsystem Ass’n of Pa. v. Commonwealth, 997 A.2d 392 (Pa. Commw. Ct. 2010) (the “MCARE Case”), held that legislation causing the Commonwealth to transfer $100 million from the Medical Care Availability and Reduction of Error (“MCARE”) Fund to the General Fund was unlawful in that it violated the petitioners’ vested rights in that money. As of April 3, 2013, an appeal from that decision was pending before the Supreme Court of Pennsylvania in Nos. 20 MAP 2010 and 21 MAP 2010.

The MCARE Fund is a special fund, established within the Treasury pursuant to Act 13 of 2002, which pays claims against health providers for losses or damages awarded in medical professional liability actions in excess of their basic insurance coverage. All health care providers in Pennsylvania are required to pay annual assessments to the MCARE Fund. As part of the fiscal year 2010 budget legislation, the General Assembly transferred $100 million from the MCARE Fund to the General Fund. The Commonwealth Court held that this transfer was unlawful in that it violated the petitioners’ vested rights in that money.

On appeal to the Supreme Court of Pennsylvania, the Commonwealth parties contend that the Commonwealth Court committed both factual and legal errors in rendering its decision. The Commonwealth’s appeal automatically stayed the Commonwealth Court’s declaratory judgment and that court’s consideration of any further relief pending resolution of the Commonwealth’s appeal. Oral argument was held before the Supreme Court of Pennsylvania in September 2011. As of April 3, 2013, the appeals remained pending.

In the event of a final decision in any litigation that is adverse to the Commonwealth and that would require the payment or redistribution of Commonwealth funds or assets, the statutorily established administrative and budgetary processes would be used to provide the funds or authority to fulfill the Commonwealth’s liabilities. Litigation obligations imposed on the Commonwealth in excess of budgeted amounts would require the Commonwealth to identify new revenue sources, or to reduce budgeted expenses so as to avoid a budgetary deficit.

Harlee Manor, Inc., et al. v. Dept. of Public Welfare, et al. (Pa. Commonw. Ct.)

This action, pending at Dkt. No. 264 M.D. 2005, challenges an assessment imposed on nursing homes to generate revenue for the Medicaid budget. As of April 3, 2013, the parties were in negotiations with each other and the federal government to resolve the issue. If the Court strikes down the assessment, analysts estimate the Commonwealth would lose $331 million in state funds and a like amount in federal matching funds.

CG, et al. v. PDE, et al. (M.D. Pa.)

This is a certified class action commenced in 2006. The representative plaintiffs are parents of students in the Lancaster and Reading School Districts who challenge the Commonwealth of Pennsylvania’s method for distributing special education funds. The defendants are the Pennsylvania Department of Education (“PDE”) and the Secretary of Education. The Office of Attorney General represents the defendants.

The plaintiffs contend that section 2509.5 of the Public School Code of 1949, 24 P.S. § 25-2509.5—the Pennsylvania statute that apportions special education funding—violates these federal laws: the Individuals with Disabilities Education Act (“IDEA”); section 504 of the Rehabilitation Act of 1973; the Due Process Clause of the Fourteenth Amendment (this claim was dismissed by Chief Judge Kane on summary judgment entered in January 2011); the Equal Educational Opportunities Act of 1974 (“EEOA”); and Title II of the Americans with Disabilities Act of 1990 (“ADA”). The claims against the Secretary under the ADA and section 504 of the Rehabilitation Act were also dismissed on summary judgment because they cannot be made against individuals, only entities such as PDE. The court dismissed the plaintiffs’ constitutional claim because the judge discerned a rational basis for Pennsylvania’s special education funding formula. See CG v. Pa. Dep’t of Educ., No. 1:CV-06-1523, 2011 U.S. Dist. LEXIS 8339 (M.D. Pa. Jan. 28, 2011).

Following a bench trial on the claims that were not dismissed on summary judgment, Chief Judge Kane made findings of fact, rendered conclusions of law, and entered judgment against the plaintiffs and in favor of the defendants as to all claims. See CG v. Pa. Dep’t of Educ., 2012 U.S. Dist. LEXIS 119615 (M.D. Pa. Aug. 23, 2012). The plaintiffs appealed to the U.S. Court of Appeals for the Third Circuit, which has docketed the appeal at No. 12-3747. As of April 3, 2013, the parties were preparing briefs.

Sears, et al. v. Corbett, et al.; and Weisblatt, et al. v. Corbett, et al. (Pa. Commonw. Ct.)

Petitioners, former participants in the Pennsylvania adultBasic Insurance Coverage Program (“adultBasic”), filed a pair of class action suits against Commonwealth officials seeking declaratory, mandamus and injunctive relief to remedy claimed violations of the Pennsylvania Tobacco Settlement Act (“Act”), 35 P.S. § 5701.101 et. seq. These cases are docketed at No. 121 M.D. 2011 and No. 157 M.D. 2011.

Section 303 of the Act, 35 P.S. § 5701.303, establishes a Tobacco Settlement Fund (“Fund”) to receive and distribute payments received by the Commonwealth pursuant to the Master Settlement Agreement (“Agreement”) of June 22, 2000. The Agreement was entered into on November 23, 1998, by the Commonwealth and leading United States tobacco manufacturers approved by the Court of Common Pleas of Philadelphia County on January 13, 1999. See 40 Pa. D.&C. 4th 225; 35 P.S §§ 5671-75. The Agreement requires tobacco product manufactures to provide for home and community based care for tobacco use prevention and cessation efforts. 35 P.S. § 5701.101. The Agreement further mandates the establishment of a Health Endowment Account (“Account”) for long-term hope pursuant to Section 303 of the Act. 35 P.S. § 5701.303. The money placed into the Fund is governed by Section 306 of the Act, 35 P.S. § 5701.306, which sets forth a formula determining the percentage of appropriated money allocated for certain programs.

One of the programs created by Section 1303 of the Act was the adultBasic coverage insurance program. The adultBasic program received appropriations from the Fund pursuant to section 306(b)(1)(vi) of the Act. 35 P.S. § 5701.306(b)(1)(vi). Section 306(b)(1)(vi) of the Act established that the adultBasic program shared its funding stream with the Medical Benefits For Workers With Disabilities Program (“MAWD”), established by Section 1503 of the Act, 35 P.S. § 5701.1503.

The ultimate purpose of the lawsuit is to force the legislature to restore adultBasic. The gravamen of the petitioners’ legal claims is predicated on their contention that in redirecting money from the Tobacco Settlement Fund through certain 2010 and 2011 amendments to The Fiscal Code, the legislature “violated” the Act.

As part of their challenge to the Fiscal Code amendments, the petitioners assert that the amendments were enacted in violation of the Pennsylvania Constitution’s “single subject” rule. Pa. Const. art. III, § 3. The petitioners also allege violations of Article III, Sections 6 and 11, of the Pennsylvania Constitution. Petitioners claim that the General Assembly, when enacting the 2010 and 2011 amendments to the Fiscal Code, effectively amended the Tobacco Settlement Act by reference only to its title, in violation of Article III, Section 6, of the Pennsylvania Constitution. They also claim the legislative process occurred in a manner inconsistent with the provisions of the Act in violation of the Article III, Section 11, requirement that the general appropriation bill embrace nothing but appropriations for the executive, legislative and judicial departments of the Commonwealth, for the public debt and for public schools.

The respondents filed preliminary objections to the amended petitions for review in both actions. On June 27, 2012, an en banc panel of the Commonwealth Court sustained in part and overruled in part the respondents’ preliminary objection in the Sears case and directed the respondents to answer the amended petitions for review within 30 days. Sears v. Corbett, 49 A.3d 463 (Pa. Commw. Ct. 2012) (Sears I). The court made the same decision in the Weisblatt case on June 28, 2012. See Weisblatt v. Corbett, 53 A.3d 91 (Pa. Commw. Ct. 2012).

After the pleadings were closed, all parties filed applications for summary relief with the Commonwealth Court. On March 4, 2013, the Commonwealth Court (through President Judge Pellegrini, acting for the court as a single judge) granted in part and denied in part the parties’ applications. Relying upon the en banc court’s opinion in Sears I, the court declared that the acts amending the Fiscal Code in 2010 and 2011 redirecting money from the Fund were unconstitutional in that they contained more than a single subject and amended the Tobacco Settlement Act in a procedurally improper manner. However, based on principles of sovereign immunity as had been summarized in the en banc court’s opinion in Sears I, the court declined to order the Commonwealth parties to restore to the Tobacco Settlement Fund and the adultBasic program the funds that had been transferred in 2010 and 2011 pursuant to the Fiscal Code amendments; and it did not order the immediate restoration of the adultBasic insurance coverage program.

Instead, the court ordered the executive respondents prospectively to adhere to the relevant Tobacco Settlement Act provisions during the 2013-14 fiscal year, unless the General Assembly were properly to enact appropriations or other laws that direct otherwise.

*  *  *  *  *

ADDITIONAL CONSIDERATIONS

Pennsylvania municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Pennsylvania state personal income taxes. Accordingly, the funds’ investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

ADDITIONAL INFORMATION CONCERNING PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Puerto Rico (“Puerto Rico,” the “Commonwealth” or the “Island”). The sources of payment for Puerto Rico municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated March 7, 2012 and containing financial and other information dated December 6, 2011, except as otherwise noted. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Puerto Rico issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, the population of Puerto Rico was 3,725,789 in 2010, compared to 3,808,610 in 2000. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote (except in House committees and sub-committees to which he belongs). Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax. The official languages of Puerto Rico are Spanish and English.

Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Puerto Rico’s economy is closely linked to the United States economy. In fiscal year 2010 (which ended on June 30, 2010), the Commonwealth’s gross national product (preliminary, in current dollars) was $63.3 billion, and personal income per capita (preliminary, in current dollars) was $15,203.

As of March 7, 2012, the Commonwealth reported that, according to the Puerto Rico Department of Labor and Human Resources Household Employment Survey (the “Household Survey”), total employment fell by 2.3% in fiscal year 2011 and by 0.5% in the first half of fiscal year 2012. The unemployment rate for fiscal year 2011 and for the first six months of fiscal year 2012 was 15.9% and 15.5%, respectively, slightly lower than the average for fiscal year 2010 (16.0%). In December 2011, the unemployment rate fell to 13.2%. According to the Department of Labor and Human Resources Current Employment Statistics Survey (the Establishment Survey),

total payroll employment fell by 2.3% in fiscal year 2011 and was virtually unchanged during the first six months of fiscal year 2012. December 2011 year-over-year growth in total payroll employment was 0.2%, along with September and November 2011, the first three months of positive growth since 2006.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to prudently manage the level of such debt within the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury (the “Treasury Department”), the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

OVERVIEW OF ECONOMIC AND FISCAL CONDITION

Economic Condition

As of December 6, 2011, Puerto Rico’s economy had been in a recession that began in the fourth quarter of fiscal year 2006. Although Puerto Rico’s economy is closely linked to the United States economy, in recent fiscal years the performance of the Puerto Rico economy has not been consistent with the performance of the United States economy. For fiscal years 2007, 2008, 2009 and 2010 Puerto Rico’s real gross national product decreased by 1.2%, 2.9%, 4.0% and 3.8%, respectively, while the United States real gross domestic product grew at a rate of 1.8% and 2.7% during fiscal years 2007 and 2008, respectively, contracted during fiscal year 2009 at a rate of 3.0%, and grew by 0.9% in fiscal year 2010. According to the Puerto Rico Planning Board’s (the “Planning Board”) March 2011 projections, which take into account the preliminary results for fiscal year 2010, the economic impact of the disbursement of funds from the American Recovery and Reinvestment Act of 2009 (“ARRA”), and other economic factors, it was projected that the real gross national product for fiscal year 2011 contracted by 1.0%. The real gross national product for fiscal year 2012, however, was forecasted to grow by 0.7%.

Fiscal Condition

Fiscal Imbalance. Since 2000, the Commonwealth has faced a number of fiscal challenges, including an imbalance between its General Fund total revenues and expenditures. The imbalance reached its highest level in fiscal year 2009, when the deficit was $3.306 billion, consisting of the difference between total revenues from non-financing sources of $7.583 billion and total expenditures of $10.890 billion.

Prior to fiscal year 2009, the Commonwealth bridged such deficit through the use of non-recurring measures, such as borrowing from Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”) or in the bond market, postponing the payment of various government expenses, such as payments to suppliers and utilities providers, and other one time measures such as the use of derivatives and borrowings collateralized with government owned real estate and uncollected General Fund revenues.

In January 2009, the Government of Puerto Rico (the “Government) began to implement a multi-year plan designed to achieve fiscal balance, restore sustainable economic growth and safeguard the investment-grade ratings of the Commonwealth’s bonds. This plan included certain expense reduction measures that, together with various temporary and permanent revenue raising measures, have allowed the government to reduce the deficit. These measures are briefly discussed below and are discussed in greater detail in “Economy—Fiscal Stabilization and Economic Reconstruction.”

The Commonwealth indicated as of December 6, 2011 that during the last three fiscal years, the Commonwealth was able to reduce the deficit by both increasing its revenues and reducing its expenditures. The Commonwealth’s ability to continue reducing the deficit will depend in part on its ability to continue increasing revenues and reducing expenditures, which in turn depends on a number of factors, including improvements in general economic conditions.

Fiscal Stabilization Plan. The fiscal stabilization plan, which was generally contained in Act No. 7 of March 9, 2009, as amended (“Act 7”), sought to achieve budgetary balance, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including: (i) a gradual operating expense-reduction plan through reduction of operating expenses, including payroll, which is the main component of government expenditures, and the reorganization of the Executive Branch; (ii) a combination of temporary and permanent revenue raising measures, coupled with additional tax enforcement measures; and (iii) certain financial measures.

The Government estimates that the fiscal stabilization plan’s operating expense reduction measures have resulted in annual savings of approximately $837 million, and that the tax revenue enforcement measures, and the temporary and permanent revenue raising measures resulted in additional revenues of $420 million during fiscal year 2011.

The principal financial measure taken has been a bond issuance program through the Puerto Rico Sales Tax Financing Corporation (“COFINA” by its Spanish-language acronym), to which the Commonwealth allocated a portion of its sales and use tax. The proceeds from the COFINA bond issuance program (such proceeds are deposited in an account (referred to herein as the “Stabilization Fund) managed by GDB) have been used to repay existing government debt (including debts with GDB), finance government operating expenses for fiscal years 2008 through 2011 (and was to be used in fiscal year 2012 to cover government expenses included in the government’s annual budget for such fiscal year), including costs related to the implementation of a workforce reduction plan, and fund an economic stimulus plan, as described below. During fiscal years 2009 and 2010, COFINA issued approximately $5.6 billion and $3.6 billion, respectively, of revenue bonds payable from sales and use tax collections transferred to COFINA. During fiscal year 2012, COFINA expected to issue approximately $2 billion of revenue bonds payable from sales and use tax collections transferred to COFINA, the proceeds of which were to be used mainly to finance a portion of the government’s operating expenses for fiscal year 2012, refund outstanding debt obligations payable from Commonwealth appropriations, and refund certain outstanding COFINA bonds.

Another financial measure taken has been the restructuring of a portion of the debt service on the Commonwealth’s general obligation bonds and on bonds of the Public Buildings Authority (“PBA”) that are guaranteed by the Commonwealth and are payable from Commonwealth budget appropriations. During fiscal year 2010, the Commonwealth refinanced $512.9 million of interest accrued during such fiscal year on the Commonwealth’s general obligation bonds and $164.5 million of interest accrued during such fiscal year on PBA bonds. During fiscal year 2011, the Commonwealth refinanced $490.9 million of interest accrued during such fiscal year and principal due on July 1, 2011 on the Commonwealth’s general obligation bonds. During fiscal year 2011, PBA also used a line of credit from GDB to make payments of approximately $147.8 million of interest accrued during such fiscal year on its Commonwealth guaranteed bonds, which line of credit was refinanced with the proceeds of a series of Commonwealth guaranteed bonds issued by PBA.

During fiscal year 2012, the Government expected to refinance approximately $537.4 million of principal due in and interest to accrue during such fiscal year on the Commonwealth’s general obligation bonds and approximately $153.8 million of interest to accrue during such fiscal year on Commonwealth guaranteed PBA bonds.

The fiscal stabilization plan is discussed in more detail in “Economy—Fiscal Stabilization and Economic Reconstruction.”

Results for Fiscal Year 2010. General Fund total revenues for fiscal year 2010 were $7.593 billion (this amount excludes approximately $122.8 million of revenues attributable to the electronic and traditional lotteries, which for accounting purposes are included in the Commonwealth’s audited financial statements as a separate fund from the General Fund), representing an increase of $9.8 million from fiscal year 2009 revenues. The principal changes in sources of revenues from fiscal year 2009 included a decrease in the sales and use tax received by the General Fund of $256.8 million due to the assignment to COFINA of an additional 1.75% of the 5.5% Commonwealth sales and use tax. This decrease in the amount of sales and use taxes allocated to the General Fund was fully offset, however, by increases in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $227.8 million and $60.5 million, respectively, as a result of the temporary and permanent revenue raising measures implemented as part of the Commonwealth’s fiscal stabilization plan. Revenues from income taxes for fiscal year 2010 were approximately the same as in fiscal year 2009, reflecting the continuing impact of the ongoing economic recession.

Total expenditures for fiscal year 2010 were $10.369 billion (which included $173 million of expenditures related to a Government local stimulus program described below), consisting of (i) $9.640 billion of total expenditures and (ii) $728 million of other financing uses. Total expenditures of $10.369 billion exceeded General Fund total revenues (excluding other financing sources) by $2.775 billion, or 36.6%. Excluding the debt service amounts that were refinanced, total expenditures for fiscal year 2010 were approximately $9.691 billion and exceeded General Fund total revenues (excluding other financing sources) by $2.098 billion, or 27.6%. The difference between revenues and expenses for fiscal year 2010 was covered principally by proceeds from a COFINA bond issue.

Preliminary Results for Fiscal Year 2011. Preliminary General Fund total revenues for fiscal year 2011 (from July 1, 2010 to June 30, 2011) were $8.165 billion (this amount includes approximately $101.9 million of revenues attributable to the electronic and traditional lotteries), an increase of $449.3 million, or 5.8%, from $7.716 billion of total revenues for the same period in the prior fiscal year (this amount includes approximately $122.8 million of revenues attributable to the electronic and traditional lotteries), and an increase of $31 million from the revised estimate of total revenues, which took into account the effect of the tax reform discussed below under “Tax Reform.”

The increase in General Fund total revenues was mainly due to an increase of $170.1 million in tax withholdings from non-residents and the collection of $677.8 million as a result of the new temporary excise tax and the expansion of the taxation of certain foreign persons adopted as Act No. 154 of October 25, 2010, as amended (“Act 154”) as part of the tax reform (discussed below under “Tax Reform). This increase was partially offset by a decrease of $407 million and $18.5 million in collections from income tax on individuals and entertainment machine licenses, respectively. The decrease in individual income taxes was due to the tax relief provided to individual taxpayers as part of the tax reform and to current economic conditions. The Government had expected that the decrease in General Fund net revenues as a result of the tax relief provided to taxpayers as part of the tax reform would be offset by the temporary excise tax imposed on certain foreign persons by Act 154. For fiscal year 2011, the first five monthly excise tax payments (from February through June 2011) amounted to $677.6 million, which was consistent with the Government’s projection of collections from the excise tax. The Government’s expectations with respect to the impact of the tax reform on fiscal year 2011 revenues were met.

Preliminary General Fund total expenses for fiscal year 2011 amounted to $9.153 billion, which excludes $638.7 million of debt service amounts that were refinanced, and exceeded General Fund total revenues (excluding other financing sources) by $988 million, or 12.1%. The difference between preliminary revenues and expenses for fiscal year 2011 was covered principally by proceeds from a COFINA bond issue and proceeds of bonds issued to refinance debt service payments.

As of March 7, 2012, the Commonwealth reported the following revised figures. Revised preliminary General Fund total revenues for fiscal year 2011 were $8.149 billion (including approximately $126.7 million attributable to the electronic and traditional lotteries). After preliminary expenses of $9.202 billion (excluding $638.7 million of debt service that was refinanced), this resulted in a deficit of $1.053 billion, which was covered primarily by proceeds from a COFINA bond issue and proceeds of bonds issued to refinance debt service payments.

Budget for Fiscal Year 2012. On July 1, 2011, the Governor of Puerto Rico (the “Governor”) signed the Commonwealth’s central government budget for fiscal year 2012. The adopted budget provided for General Fund total revenues of $9.260 billion. The budgeted General Fund revenue of $9.260 billion includes estimated revenues of $8.650 billion and $610.0 million in additional revenues from proceeds of COFINA bond issues.

The principal changes in General Fund revenues under the fiscal year 2012 budget compared to the fiscal year 2011 budget were accounted for mainly by the projected collections from the new temporary excise tax under Act 154 (up $969.0 million), sales and use taxes (up $125.0 million), non-resident withholding taxes (up $29 million), alcoholic beverage taxes (up $9.0 million), and projected decreases in excise taxes on motor vehicles and accessories (down $8.0 million), corporate income tax (down $51.0 million), federal excise taxes on offshore shipments (down $66.0 million), property taxes (down $162 million) and personal income taxes (down $239.0 million).

The fiscal year 2012 budget provided for total expenditures of $9.260 billion, consisting of General Fund expenditures of $8.650 billion and additional expenditures of $610 million that were expected to be covered from proceeds of COFINA bond issues. The fiscal year 2012 budgeted expenditures excluded certain debt service payments on the Commonwealth’s general obligation bonds and Commonwealth guaranteed PBA bonds which were expected to be refinanced during fiscal year 2012. See “Fiscal Stabilization Plan” above. The budgeted total expenditures for fiscal year 2012 were $110 million, or 1.2%, higher than budgeted total expenditures of $9.150 billion for fiscal year 2011, and $1.109 billion, or 10.7%, lower than total expenditures of $10.369 billion for fiscal year 2010.

The principal changes in General Fund expenditures by program in the fiscal year 2012 budget compared to the fiscal year 2011 budget were mainly due to increases in public safety and protection (up $80.1 million), education (up $131.4 million), economic development (up $106.4 million), transportation (up $10.2 million), special pension contributions (up $85.8 million), contribution to municipalities (up $28.5 million), and decreases in general obligation bonds debt service (down $21.5 million), welfare (down $22.0 million), health (down $209.2 million), and governmental management (down $51.2 million).

Budgeted expenditures and capital improvements for the central government of all budgetary funds totaled $15.9 billion, a decrease of $142.9 million from fiscal year 2011 budgeted appropriations.

Preliminary Results for the First Six Months of Fiscal Year 2012 and Projected Fiscal Year 2012 Deficit

Revenues. The Commonwealth reported as of March 7, 2012 that preliminary General Fund net revenues for the first six months of fiscal year 2012 (from July 1, 2011 to December 31, 2011) were $3.542 billion, an increase of $335.1 million, or 10.5%, from $3.207 billion of net revenues for the same period in the prior fiscal year. These revenues represent 41% of budgeted revenues of $8.650 billion for the fiscal year, and $80 million less than the budget for the period.

The increase in General Fund net revenues was mainly due to the collection of $965.5 million as a result of the new temporary excise tax and the expansion of the taxation of certain foreign persons adopted as part of Act 154 as part of the tax reform, which amount is consistent with the Government’s projection of collections from the excise tax during this period. This increase was partially offset by (i) a decrease in collections of $241.4 million from income tax on individuals, $101.4 million from income tax on corporations, and $91.5 million from withholdings from non-residents, all of which were primarily a result of the tax relief provided to individual and corporate taxpayers as part of the tax reform, (ii) the elimination in fiscal year 2011 of the special property tax imposed on residential and commercial real estate in fiscal year 2009 as part of the temporary revenue raising measures included in the fiscal stabilization plan, and (iii) decreases in miscellaneous non-tax revenues, excise taxes on tobacco products and other items due to current economic conditions. The Government expected that the decrease in General Fund net revenues as a result of the implementation of the tax reform would be offset by the temporary excise tax imposed on certain foreign persons by Act 154.

As of March 7, 2012, the Commonwealth reported that preliminary sales and use tax collections for the first six months of fiscal year 2012 were $556.4 million, an increase of $13.8 million, or 2.5%, from the sales and use tax collections for the same period in the prior fiscal year. A portion of the sales and use tax is allocated to COFINA and, thus, is not available to the General Fund.

Expenses. The Commonwealth reported as of March 7, 2012 that preliminary General Fund total expenses (on a cash basis) for the first six months of fiscal year 2012 amounted to $3.776 billion. This amount excludes approximately $542.7 million in expenses related to the Department of Education Schoolwide Program that had not been included in the central government accounting system. The Commonwealth indicated that these expenses would be included in the central government accounting system once they were allocated by school according to the matching formula approved by the United States federal government. If the expenses related to the Department of Education Schoolwide Program are included, preliminary General Fund total expenses (on a cash basis) for the first six months of fiscal year 2012 amounted to $4.319 billion, or 47% of budgeted expenditures for fiscal year 2012, which were $9.260 billion.

As of March 7, 2012, the Commonwealth reported that the deficit for fiscal year 2012 was budgeted and projected to be approximately $610 million, excluding approximately $685.2 million of principal and interest payments on Commonwealth general obligation bonds that had been refinanced through GDB financings (the “GDB Lines of Credit”), which financings were to be repaid from the proceeds of the Public Improvement Refunding Bonds, Series 2012B and the Series A Bonds, and $154 million of interest payments on Commonwealth guaranteed Public Building Authority Bonds that had been refinanced through GDB financings, and which financings were expected to be repaid from the proceeds of the issuance of Public Building Authority Bonds. OMB had indicated earlier in fiscal year 2012 that the sectors of health and public safety carried risk of budget overruns for fiscal year 2012 as they were undergoing operational changes that were not considered during the preparation of the 2012 budget. According to OMB, budget overruns (if any) in these sectors would be offset by budget savings in other sectors, such that the projected deficit for fiscal year 2012 remained at $610 million.

Unfunded Pension and Non-Pension Post-Employment Benefit Obligations and Funding Shortfalls of the Retirement Systems. One of the challenges every administration has faced during the past 20 years is how to address the growing unfunded pension benefit obligations and funding shortfalls of the three Government retirement systems (the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System, collectively referred to as the “Retirement Systems”) that are funded principally with budget appropriations from the Commonwealth’s General Fund. As of June 30, 2010 (which, as of December 6, 2011 was the date of the latest actuarial valuations of the retirement systems), the unfunded actuarial accrued liability (including basic and system administered benefits) for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was $17.8 billion, $7.1 billion and $283 million, respectively, and the funded ratios were 8.5%, 23.9% and 16.4%, respectively.

Based on current employer and member contributions to the retirement systems, the unfunded actuarial accrued liability will continue to increase significantly, with a corresponding decrease in the funded ratio, since the annual contributions are not sufficient to fund pension benefits, and thus, are also insufficient to amortize the unfunded actuarial accrued liability. Because annual benefit payments and administrative expenses of the retirement systems have been significantly larger than annual employer and member contributions, the retirement systems have been forced to use investment income, borrowings and sale of investment portfolio assets to cover funding shortfalls. The funding shortfall (basic system benefits, administrative expenses and debt service in excess of contributions) for fiscal year 2011 for the Employees Retirement System, the Teachers Retirement

System and the Judiciary Retirement System was approximately $693 million, $268 million and $6.5 million, respectively. For fiscal year 2012, the funding shortfall was expected to be $741 million, $287 million and $8.5 million, respectively. As a result, the assets of the retirement systems are expected to continue to decline.

As of March 7, 2012, the Retirement Systems were preparing the actuarial valuation as of June 30, 2011. The administration of the Retirement Systems expected that, primarily as a result of a decrease in the assumed investment return to be used in the actuarial valuation as of June 30, 2011, the unfunded actuarial accrued liability (including basic and system administered benefits) of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System would increase to approximately $21.5 billion, $9.1 billion and $318.8 million, respectively. As of March 7, 2012, however, the Commonwealth noted that these estimates were preliminary and could change as part of the Retirement Systems’ review of the actuarial valuation as of June 30, 2011.

Because the statutory employer and member contributions are not adequate to fund the retirement systems’ benefits, the retirement systems’ assets are being rapidly depleted and, as a result, the currently scheduled future contributions will not be adequate to accumulate sufficient assets to make future benefit payments when due. The Commonwealth reported as of March 7, 2012 that based on the assumptions used in the June 30, 2010 actuarial valuations, including the expected continued funding shortfalls, and considering the increases in employer contributions to the Employees Retirement System and the Teachers Retirement System adopted in July 2011: (i) the Employees Retirement System, the largest of the three retirement systems, would deplete its net assets (total assets less liabilities, including the principal amount of certain pension obligation bonds) by fiscal year 2014 and its gross assets by fiscal year 2021; (ii) the Teachers Retirement System would deplete its net and gross assets by fiscal year 2021; and (iii) the Judiciary Retirement System would deplete its net and gross assets by fiscal year 2018. The estimated years for depletion of the assets could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the retirement systems.

Since the Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the three retirement systems, the depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover annual funding deficiencies. It is estimated that the Commonwealth would be responsible for approximately 74% of the combined annual funding deficiency of the three retirement systems, with the balance being the responsibility of the municipalities and participating public corporations.

The Commonwealth also provides non-pension post-employment benefits that consist of a medical insurance plan contribution. These benefits, which the Commonwealth reported on March 7, 2012 amounted to $114.2 million for fiscal year 2010 and $125.4 million for fiscal year 2011, are funded on a pay-as-you-go basis from the General Fund and are valued using actuarial principles similar to the way that pension benefits are calculated. Based on the June 30, 2010 actuarial valuations, as of June 30, 2010, the aggregate unfunded actuarial accrued liability of these benefits for the three retirement systems was $2.3 billion.

Because of its multi-year fiscal imbalances previously mentioned, the Commonwealth has been unable to make the actuarially recommended contributions to the retirement systems. If the Commonwealth fails to take action in the short-term to address the retirement systems’ funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems’ assets and a significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth’s General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures. For more information regarding the retirement systems, see “Revenues and Expenses – Expenses – Retirement Systems.”

In order to address the growing unfunded pension and non-pension benefit obligations and funding shortfalls of the three Government retirement systems, in February 2010, the Governor established a special commission to make recommendations for improving the financial solvency of the retirement systems. The special commission submitted a report to the Governor on October 21, 2010.

As a result of the special commission’s report and the Government’s analysis, the Governor submitted two bills to the Legislative Assembly to address in part the retirement systems’ financial condition. One of such bills was enacted as Act No. 96 of June 16, 2011 (“Act 96”). On June 23, 2011, in accordance with Act 96, $162.5 million of funds on deposit in the Corpus Account of the Puerto Rico Infrastructure Development Fund (the “Corpus Account”), which is under the custody and control of the Puerto Rico Infrastructure Financing Authority (“PRIFA”), were contributed to the Employees Retirement System and invested in capital appreciation bonds issued by COFINA maturing annually on August 1, 2043 through 2048 and accreting interest at a rate of 7%. The principal amount of the COFINA bonds are expected to grow to an aggregate amount of approximately $1.65 billion at their maturity dates.

The second bill submitted by the Governor was enacted as Act No. 114 of July 5, 2011 (“Act 114”) and Act No. 116 of July 6, 2011 (“Act 116”). These Acts provide an increase in employer contributions to the Employees Retirement System and the Teachers Retirement System of 1% of covered payroll in each of the next five fiscal years and by 1.25% of covered payroll in each of the following five fiscal years. As a result of these increases, the Employees Retirement System and the Teachers Retirement System were expected to receive approximately $36 million and $14 million, respectively, in additional employer contributions during fiscal year 2012, and the additional employer contributions are projected to increase gradually each fiscal year (by an average aggregate increase of $71 million per fiscal year) to approximately $494 million and $195 million, respectively, by fiscal year 2021. The additional employer contributions for fiscal year 2012 were included in the approved budget for such fiscal year. With respect to the increases in the employer contributions corresponding to the municipalities, Act 116 provides that the increases for fiscal years 2012, 2013 and 2014 will be paid for by the Commonwealth from the General Fund budget, representing approximately $6.3 million, $12.8 million and $19.7 million in fiscal years 2012, 2013 and 2014, respectively.

In addition to these measures, on August 8, 2011, the Board of Trustees of the Employees Retirement System adopted a new regulation regarding the rules relating to the concession of personal loans to its members, which, among other changes, lowers the maximum amount of those loans from $15,000 to $5,000. This change is expected to improve gradually the Employees Retirement System’s liquidity.

Economic Reconstruction Plan

In fiscal year 2009, the Government began to implement a short-term economic reconstruction plan. The cornerstone of this plan was the implementation of federal and local economic stimulus programs. The Commonwealth was awarded approximately $6.8 billion in stimulus funds under the ARRA program, which was enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Approximately $3.3 billion of the ARRA funds are allocated for consumer and taxpayer relief and the remainder are to be used to expand unemployment and other social welfare benefits, and spending in education, health care and infrastructure, among other measures. As of October 14, 2011, the Commonwealth had disbursed $5.5 billion in ARRA funds, or 78.8%, of awarded funds.

The Government has complemented the federal stimulus package with additional short and medium-term supplemental stimulus measures that seek to address local economic challenges and provide investment in strategic areas. These measures included a local $500 million economic stimulus plan to supplement the federal plan.

Economic Development Plan

The Government has also developed the Strategic Model for a New Economy, which is a comprehensive long-term economic development plan aimed at improving Puerto Rico’s overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. As part of this plan, the Government enacted Act No. 161 of December 1, 2009, which overhauled the permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process that fosters economic development. The Government also enacted Acts No. 82 and 83 of July 19, 2010, which provided a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico’s dependence on fuel oil and the promotion of diverse, renewable-energy technologies. Moreover, the Government adopted a comprehensive tax reform that takes into account the Commonwealth’s current financial situation. See “Tax Reform” below.

In addition, to further stimulate economic development and cope with the fiscal crisis, on June 8, 2009, the Legislative Assembly approved Act No. 29 establishing a clear public policy and legal framework for the establishment of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets. During fiscal year 2010, the Government engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the Government published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. As of September 30, 2011, the Government had completed the concession of toll roads PR-22 and PR-5 and had short-listed proponents for the procurement process leading to the award of an administrative concession of the Luis Muñoz Marin International Airport and school infrastructure projects.

The Government has also identified strategic initiatives to promote economic growth in various sectors of the economy where the Commonwealth has competitive advantages and several strategic/regional projects aimed at fostering balanced economic development throughout the Island. These projects, some of which are ongoing, include tourism and urban redevelopment projects.

The fiscal stabilization plan, the economic reconstruction plan, and the long-term economic development plan are described in further detail below under “Economy—Fiscal Stabilization and Economic Reconstruction.”

Tax Reform

In February 2010, the Governor established a committee to review the Commonwealth’s income tax system and propose a comprehensive tax reform directed at promoting economic growth and job creation within the framework of preserving the administration’s path towards achieving fiscal stability. The committee presented its findings to the Governor and, on October 25, 2010, the Governor announced that he was submitting to the Legislative Assembly various bills in order to implement the tax reform.

The tax reform was intended to be revenue positive. It consisted of two phases focused on providing tax relief to individuals and corporations, promoting economic development and job creation, simplifying the tax system and reducing tax evasion through enhanced tax compliance measures. The first phase, enacted as Act No. 171 of November 15, 2010, was expected to provide individual and corporate taxpayers with aggregate savings of $309 million for taxable year 2010. The second phase, enacted as Act No. 1 of January 31, 2011 (“Act 1 of 2011”), was projected to provide individual and corporate taxpayers aggregate annual average savings of $1.2 billion for the next six taxable years, commencing in taxable year 2011. Consistent with the objective of maintaining the path towards fiscal stability, the tax relief provisions applicable to individuals and corporations for taxable years 2014 through 2016 become effective only if (i) OMB certifies that the administration’s expense control target has been met, (ii) the Treasury Department certifies that the General Fund revenue target has been met and (iii) the Planning Board certifies a year-over-year target increase in gross domestic product. See “Revenues and Expenses—Major Sources of General Fund Revenues—Tax Reform” for a summary of the principal provisions of the tax reform.

As part of structuring the tax reform, the Government utilized a group of economic consultants to project its impact on tax revenues through the use of dynamic economic models adjusted to the Commonwealth’s specific economic conditions. The Government also conducted its own internal analyses of such impact. Based on these analyses, the Government expects that the reduction in income tax revenues resulting from the implementation of the tax reform should be fully offset by the additional revenues produced by (i) enhanced tax compliance measures, (ii) the elimination of certain incentives and tax credits, (iii) a new temporary excise tax imposed on a controlled group member’s acquisition from another group member of certain personal property manufactured or produced in Puerto Rico and certain services performed in Puerto Rico (at a declining rate from 4% for 2011 to 1% for 2016), and (iv) an expansion of taxation rules that characterize certain income of non-resident corporations, partnerships and individuals as effectively connected with the conduct of a trade or business in Puerto Rico and therefore subject to Puerto Rico income tax. The temporary excise tax and the expansion of the taxation of certain foreign persons were adopted by Act 154. In circumstances in which the temporary excise tax applies, the expansion of the taxation of nonresident individuals, foreign corporations and foreign partnerships does not apply. The other revenue enhancement measures, which are part of the second phase of the tax reform, are included in Act 1 of 2011. On December 29, 2010, the Treasury Department adopted regulations that provide certain tax credits against the temporary excise tax that lessen its impact on affected taxpayers subject to the temporary excise tax. These regulations became effective on January 1, 2011. The regulations address implementation and interpretation issues and include provisions regarding certain applicable credits against the tax subject to maintaining a baseline employment and other conditions. The Government estimates that this excise tax will affect foreign corporations or partnerships that are principally engaged in the manufacturing of pharmaceuticals and electronics. The Government expected to raise approximately $1.4 billion from the excise tax during the first year of implementation of Act 154 and expects to raise $5.6 billion for the six-year period that the excise tax is in place.

The first monthly excise tax payment was due in February 2011. The collections for the first nine monthly excise tax payments (from February through October 2011) were $1.325 billion. These amounts are consistent with the Government’s projection of collections from the excise tax.

Based on its analysis, the Government believes that the revenue projections from the taxes imposed by Act 154 are reasonable. However, since such taxes only became effective on January 1, 2011, there can be no assurance that the revenues therefrom, together with the other revenue enhancement measures included in the tax reform, will be sufficient to fully offset the reduction in income tax revenues expected from other aspects of the tax reform.

In connection with the expansion of the taxation of foreign persons by Act 154, the Government obtained a legal opinion regarding the creditability of the excise tax for U.S. federal income tax purposes. The opinion concludes that this excise tax should be creditable against U.S. federal income tax. That conclusion was based in part upon a determination that the expansion of the taxation of foreign persons and the imposition of the excise tax more likely than not satisfy the constitutional requirements of due process and the Commerce Clause of the United States Constitution, for reasons discussed therein. It is the position of the Government that the excise tax is a tax imposed in substitution of the generally imposed income tax and that, as such, under Section 903 of the United States Internal Revenue Code of 1986, as amended, U.S. taxpayers can claim a foreign tax credit for amounts paid.

On March 30, 2011, the United States Internal Revenue Service (the “IRS”) issued Notice 2011-29 addressing the creditability of the new excise tax imposed by Act 154. Notice 2011-29 provides that the provisions of the new Puerto Rico excise tax are novel and the determination of its creditability requires the resolution of a number of legal and factual issues. Pending the resolution of those issues, the IRS will not challenge a taxpayer’s position that the excise tax is a tax in lieu of an income tax under Section 903. The IRS also provided that any change in the foregoing tax credit treatment of the excise tax after resolution of the pending issues will be prospective and will apply to excise tax paid or accrued after the date that further guidance is issued.

As of December 6, 2011, Act 154 had not been challenged in court; consequently, no court had passed on the constitutionality of Act 154. There can be no assurance that its constitutionality will not be challenged and that, if challenged, the courts will uphold Act 154. To the extent a court determines that the imposition of the excise tax or the expansion of the income tax or both are unconstitutional, the Government’s revenues may be materially adversely affected.

For a summary of the principal provisions of the tax reform, the expansion of the income tax source rules to certain nonresident alien individuals, foreign corporations and foreign partnerships, and the new temporary excise tax, see “Revenues and Expenses—Major Sources of General Fund Revenues—Tax Reform” and “Revenues and Expenses—Major Sources of General Fund Revenues—Income Taxes,” respectively.

ECONOMY

General

The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing and service sectors and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy experienced a considerable transformation during the second half of the twentieth century, from an agriculture economy to an industrial one. Factors contributing to this transformation included government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases experienced from January 2002 to June 2008, the continuous contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy.

As of December 6, 2011, Puerto Rico’s economy had been in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5% and the government was shut down during the first two weeks of May. For fiscal years 2008 and 2009, the real gross national product contracted by 2.9% and 4.0%, respectively. For fiscal year 2010, preliminary reports indicated that the real gross national product contracted by 3.8%. The Planning Board projected a decrease in real gross national product of 1.0% for fiscal year 2011 and an increase of 0.7% for fiscal year 2012.

Nominal personal income, both aggregate and per capita, has shown a positive average growth rate from 1947 to 2010. In fiscal year 2010, aggregate personal income was $60.4 billion ($50.0 billion at 2005 prices) and personal income per capita was $15,203 ($12,592 in 2005 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total U.S. federal transfer payments to individuals amounted to $16.0 billion in fiscal year 2010 ($14.0 billion in fiscal year 2009). Entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions were $10.4 billion, or 65% of the transfer payments to individuals in fiscal year 2010 ($9.8 billion, or 70.1%, in fiscal year 2009). The remainder of the federal transfers to individuals is represented by grants, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant scholarships (higher education).

Total average annual employment (as measured by the Puerto Rico Department of Labor and Human Resources Household Employment Survey, known as the “Household Survey”) decreased during the last decade.

From fiscal year 2000 to fiscal year 2010, total employment decreased at an average annual rate of 0.4%, from 1,150,291 to 1,102,680. A reduction in total employment began in the fourth quarter of fiscal year 2006 and has continued consistently through fiscal year 2011 due to the recession and the fiscal adjustment measures.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, plays a major role in the economy. It ranks second to manufacturing in contribution to gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2010, approximately 68.1% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 53.3% of Puerto Rico’s imports. In fiscal year 2010, Puerto Rico experienced a positive merchandise trade balance of $22.4 billion.

Economic Forecast for Fiscal Years 2011 and 2012

In March 2011, the Planning Board released its revised gross national product forecast for fiscal year 2011 and its gross national product forecast for fiscal year 2012. The Planning Board revised its gross national product forecast for fiscal year 2011 from a projected growth of 0.4% to a contraction of 1.0%, both in constant dollars. The Planning Board’s revised forecast for fiscal year 2011 took into account the estimated effects on the Puerto Rico economy of the Government’s fiscal stabilization plan, the impact of the initial phase of the tax reform, the disbursement of funds from ARRA, the continuation of the fiscal stabilization plan, and the activity expected to be generated from the Government’s local stimulus package. The revised forecast also considered the effect on the Puerto Rico economy of general and global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors. The Planning Board’s forecast for fiscal year 2012 projected an increase in gross national product of 0.7% in constant dollars. The Planning Board’s forecast for fiscal year 2012 took into account the estimated effect of the projected growth of the U.S. economy, tourism activity, personal consumption expenditures, federal transfers to individuals and the acceleration of investment in construction due to the Government’s local stimulus package and the establishment of public-private partnerships. It also took into account the disbursement of the remaining ARRA funds, and the continuation of the implementation of the tax reform.

Fiscal Year 2010

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2010 indicated that real gross national product decreased 3.8% (an increase of 1.0% in current dollars) over fiscal year 2009. Nominal gross national product was $63.3 billion in fiscal year 2010 ($47.9 billion in 2005 prices), compared to $62.7 billion in fiscal year 2009 ($49.8 billion in 2005 prices). Aggregate personal income increased from $58.6 billion in fiscal year 2009 ($49.8 billion in 2005 prices) to $60.4 billion in fiscal year 2010 ($50.0 billion in 2005 prices), and personal income per capita increased from $14,786 in fiscal year 2009 ($12,558 in 2005 prices) to $15,203 in fiscal year 2010 ($12,592 in 2005 prices).

According to the Household Survey, total employment for fiscal year 2010 averaged 1,102,700, a decrease of 65,500, or 5.6%, from the previous fiscal year. The unemployment rate for fiscal year 2010 was 16.0%, an increase from 13.4% for fiscal year 2009.

Among the variables contributing to the decrease in gross national product was the continuous contraction of the manufacturing and construction sectors. Due to the Commonwealth’s dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008, when the average price of the West Texas Intermediate oil barrel (WTI) increased by 53.1% to reach an average of $97.0/bbl. Although the situation improved significantly during fiscal year 2009, with a decline of 28.1% in the price of the WTI, oil prices remained at relatively high levels, at an average of $69.7/bbl, and the impact of the increases of previous years was still felt in fiscal year 2009. Nevertheless, during fiscal year 2010, the average price of the WTI increased by 7.9% to $75.2/bbl, which put more pressure on internal demand. On the other hand, the continuation of the difficulties associated with the financial crisis kept short-term interest rates at historically low levels, but this did not translate into a significant improvement in the construction sector due to the high level of inventory of residential housing units.

Fiscal Stabilization and Economic Reconstruction

In January 2009, the Government began to implement a multi-year Fiscal Stabilization Plan (the “Fiscal Plan”) and Economic Reconstruction Plan (the “Economic Plan”) that sought to achieve fiscal balance and restore economic growth. The Fiscal Plan was central to safeguarding the Commonwealth’s investment-grade credit rating and restoring Puerto Rico’s economic growth and development.

In addition, the administration designed and began to implement the Strategic Model for a New Economy, a series of economic development initiatives which aim to enhance Puerto Rico’s competitiveness and strengthen specific industry sectors. These economic development initiatives were intended to support the prospects of long-term and sustainable growth.

Fiscal Stabilization Plan

The Fiscal Plan had three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen the Commonwealth’s investment-grade credit rating, and (iii) achieve budgetary balance. The Fiscal Plan, which was generally contained in Act 7, included operating expense-reduction measures, tax revenue enforcement measures, temporary and permanent revenue raising measures, and financial measures, as discussed below.

Expense Reduction Measures. A significant portion of Puerto Rico’s budget deficit is attributable to the accumulated effect of high operating expenses in the government. The Fiscal Plan sought to reduce the government’s recurring expense base to make it consistent with the level of government revenues. The Fiscal Plan established a government-wide operating expense-reduction program aimed at reducing operating expenses, including payroll.

Payroll expense is the most significant component of the government’s recurring expense base. The reduction in payroll expenses contemplated by the Fiscal Plan was implemented in three phases and included certain benefits conferred to participating employees, as follows:

•

Phase I: Incentivized Voluntary Resignation and Voluntary Permanent Workday Reduction Programs: The Incentivized Voluntary Resignation Program offered public employees a compensation incentive based on the time of service in the government. The Voluntary Permanent Workday Reduction Program was available to public employees with 20 or more years of service. The Workday Reduction Program consisted of a voluntary reduction of one regular workday every fifteen calendar days, which is equivalent to approximately a 10% reduction in annual workdays. Phase I commenced in March 2009 and public employees had until April 27, 2009 to submit the required information to participate in the voluntary programs available under Phase I and be eligible for the Public Employees Alternatives Program. Under Phase I, 2,553 employees resigned under the Incentivized Voluntary Resignation

Program and 27 employees took advantage of the Voluntary Permanent Workday Reduction Program. Based on the number of employees who agreed to participate in these programs, the administration estimates that expenses for fiscal year 2010 were reduced by $90.9 million.

•

Phase II: Involuntary Layoff Plan: As provided in Act 7, Phase II went into effect because the objective of reducing $2 billion in expenses was not achieved after implementation of Phase I and Phase III (see below). Under Phase II, subject to certain exceptions, employees with transitory or non-permanent positions were terminated. As a result, 1,986 positions were eliminated, representing an estimated savings of $44.6 million annually. In addition, Phase II provided for one or more rounds of involuntary layoffs and applied to most central government public employees unless excluded pursuant to Act 7, strictly according to seniority in public service, starting with employees with the least seniority. The plan excluded certain employees providing “essential” services, certain employees paid by federal funds, those on military leave, and political appointees and their trust employees (political appointees and their trust employees, who do not hold a permanent or career position in the government, are referred to herein as “non-career employees”). Employees in Phase II received a severance package that included health coverage payment for up to a maximum of six months or until the former public employee became eligible for health insurance coverage at another job. As of September 30, 2010, total government employees dismissed under Phase II (excluding the 1,986 transitory or non-permanent positions eliminated) was approximately 12,505, representing an estimated savings of $322.8 million annually. This amount excludes approximately 1,784 employees rehired by the Department of Education as a result of an agreement with the union providing for certain salary and workday reductions and the inclusion of additional service requirements, among other things. The negotiation of this agreement by the administration resulted in annual savings of $51 million, an increase of $25 million over the estimated savings achievable through the termination of such employees.

•

Phase III: Temporary Suspension of Certain Provisions of Laws, Collective Bargaining Agreements, and Other Agreements: Phase III went into effect on March 9, 2009 and imposed a temporary freeze on salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. Phase III remained in effect for a period of two years. The administration estimates that savings from the implementation of these measures was approximately $186.9 million for fiscal year 2010.

•

Public Employees Alternatives Program: The employees that elected to participate in the Incentivized Voluntary Resignation Program under Phase I or that were subject to involuntary layoffs under Phase II were eligible to participate in the Public Employees Alternatives Program. This program assists public employees in their transition to other productive alternatives, and offers vouchers for college education, technical education, and professional training, as well as for establishing a business and for relocation.

Act 7 extended the term of collective bargaining agreements with public employees that had expired at the time of its enactment or that were to expire while it was in effect for a period of two years (until March 9, 2011) and provided that during this period such collective bargaining agreements could not be renegotiated or renewed. Act No. 73 of May 17, 2011 (“Act 73”) extended the term of the non-economic clauses of such collective bargaining agreements for an additional period of two years (until March 9, 2013) and provided that the economic clauses may be negotiated considering primarily the fiscal condition of the applicable agency and the Government and the safeguarding of services to the people. Act 73 further provides that for the negotiation of any economic clauses, OMB must evaluate the current and projected fiscal condition of the applicable agency and the Government and issue a certification as to the available resources, if any, for such negotiations. The implementation of the workforce and labor related expense reduction measures included in Act 7 concluded on June 30, 2010.

The second element of the expense-reduction measures, which pertains to other operating expenses, was conducted through an austerity program in combination with other expense reduction measures. The austerity program mandated a 10% reduction in other operational expenses, including cellular phone use, credit cards, and official vehicles.

In July 2010, the Governor renewed an executive order issued in September 2009 requiring all agencies and public corporations to reduce, modify or cancel service contracts to achieve a cost reduction of at least 15%. The executive order covers advertising, consulting, information technology, accounting, legal and other services (except for direct services to the public), and grants the Fiscal Restructuring and Stabilization Board created under Act 7 (the “Fiscal Board”) the power to monitor agencies and public corporations in order to ensure the required 15% minimum cost reduction. Each agency or public corporation had 30 days to report the following to the Fiscal Board: (i) all service contracts then in effect, (ii) all canceled and/or modified contracts and the corresponding savings, (iii) justification for any remaining contracts in light of the mission of the agency or public corporation, and (iv) the reasonableness of the fees or compensation terms for each remaining contract.

In July 2010, the Governor also renewed another executive order issued in September 2009 requiring all agencies and public corporations to report the following to the Fiscal Board within 30 days: (i) all lease contracts then in effect, (ii) the uses of leased premises, (iii) the needs for such premises, (iv) the terms and conditions of each lease, and (v) budgeted amounts for rent and other related expenses. During fiscal year 2010, the administration achieved savings by, among other things, consolidating operations of one or more agencies or public corporations and renegotiating leases to obtain more favorable terms. The administration estimates annual savings as a result of the revision of all leases of at least 15% of rent and related expenses, or approximately $22 million annually.

Tax Revenue Enforcement Measures. The Fiscal Plan also sought to increase tax revenues by implementing a more rigorous and ongoing tax enforcement and compliance strategy. Specific tax enforcement initiatives included: (i) enhancements to the administration of federal grants and fund receipts, (ii) stronger collections and auditing efforts on Puerto Rico’s sales and use tax, and (iii) a voluntary tax compliance program.

Revenue Raising Measures. The goal of achieving fiscal and budgetary balance required a combination of measures that included the introduction of permanent and temporary tax increases. The Fiscal Plan included six temporary and four permanent revenue increasing measures. The temporary revenue increasing measures consisted of: (i) a 5% surtax on income of certain individuals, (ii) a 5% surtax on income of certain corporations, (iii) a 5% income tax on credit unions (commonly known as “cooperativas” in Puerto Rico), (iv) a 5% income tax on Puerto Rico international banking entities, (v) a special property tax on residential and commercial real estate, and (vi) a moratorium on certain tax credits. The temporary measures were initially set to be in effect for up to three fiscal years beginning in fiscal year 2010. Act 1 of 2011, however, limited the duration of the 5% surtax on income derived by certain individuals and corporations and the special property tax to two years. The permanent measures include (i) modifications to the alternative minimum tax for individuals and corporations, (ii) an increase in the excise tax on cigarettes, (iii) a new excise tax on motorcycles, and (iv) an increase in the excise tax on alcoholic beverages. The total revenues from these temporary and permanent measures for fiscal year 2010 were $428 million. The total preliminary revenues from these temporary and permanent measures for fiscal year 2011 were $450 million.

Financial Measures. The administration has also carried out several financial measures designed to achieve fiscal stability throughout the Fiscal Plan implementation period. These measures included, among others, (i) a financing or bond issuance program, the proceeds of which were used to bridge the budgetary imbalance during the Fiscal Plan implementation period and fund some of the Economic Plan initiatives, (ii) the restructuring of the securities held in the Corpus Account of the Infrastructure Development Fund and (iii) the restructuring of a portion of the Commonwealth’s debt service.

These financial measures were anchored on the bond-issuance program of COFINA. Act 7, in conjunction with Act No. 91 of May 13, 2006, as amended (“Act 91 of 2006”), and Act No. 1 of January 14, 2009 (“Act 1 of 2009”), allocated to COFINA, commencing on July 1, 2009, 2.75% (one-half of the tax rate of 5.5%) of the sales and use tax imposed by the central government, thus increasing COFINA’s financing capacity and allowing the Commonwealth to achieve fiscal stability throughout the implementation period of the Fiscal Plan.

During fiscal years 2009 and 2010, COFINA issued approximately $5.6 billion and $3.6 billion, respectively, of revenue bonds payable from sales and use tax collections transferred to COFINA. The proceeds from these bond issues were used for, among other uses, paying approximately $1.9 billion of Commonwealth obligations that did not have a designated source of repayment, paying or financing approximately $4.8 billion of operational expenses constituting a portion of the Commonwealth’s deficit, and funding the Local Stimulus Fund (described below) and the Stabilization Fund for fiscal year 2011 with approximately $500 million and $1.0 billion, respectively. During fiscal year 2012, COFINA expected to issue approximately $2 billion of revenue bonds payable from sales and use tax collections transferred to COFINA, the proceeds of which would be used mainly to finance a portion of the government’s operating expenses for fiscal year 2012 and refund outstanding bonds payable from Commonwealth appropriations.

Act No. 3, approved by the Legislative Assembly of the Commonwealth on January 14, 2009 (“Act 3”), authorized the sale of the securities held in the Corpus Account. PRIFA sold the securities in January 2009 and used the proceeds to, among other things, make a deposit to the General Fund of approximately $319 million, which was applied to cover a portion of the Commonwealth’s budget deficit and make a transfer to GDB of approximately $159 million as a capital contribution. The gross proceeds resulting from the sale were approximately $884 million.

Another financial measure taken has been the restructuring of a portion of the Commonwealth’s debt service on the Commonwealth’s general obligation bonds and bonds of PBA that are guaranteed by the Commonwealth and are payable from Commonwealth budget appropriations. During fiscal year 2010, the Commonwealth refinanced $512.9 million of interest accrued during such fiscal year on the Commonwealth’s general obligation bonds and $164.5 million of interest accrued during such fiscal year on PBA bonds. During fiscal year 2011, the Commonwealth refinanced $490.9 million of interest accrued during such fiscal year and principal due on July 1, 2011 on the Commonwealth’s general obligation bonds. During fiscal year 2011, PBA also used a line of credit from GDB to make payments of approximately $147.8 million of interest accrued during such fiscal year on its Commonwealth guaranteed bonds, which line of credit was refinanced with the proceeds of a series of Commonwealth guaranteed bonds issued by PBA.

During fiscal year 2012, the Government expected to refinance approximately $537.4 million of principal due in and interest to accrue during such fiscal year on the Commonwealth’s general obligation bonds and approximately $153.8 million of interest to accrue during such fiscal year on Commonwealth guaranteed PBA bonds.

The Fiscal Plan has provided more fiscal stability, thereby safeguarding and strengthening Puerto Rico’s credit. The fiscal structure resulting from the full implementation of the plan is expected to be sustainable and conducive to economic growth and development.

Economic Reconstruction Plan

To balance the impact of the Fiscal Plan, the administration developed and is implementing an economic reconstruction program designed to stimulate growth in the short term and lay the foundation for long-term economic development. The Economic Plan consists of two main components: (i) two economic stimulus programs, and (ii) a supplemental stimulus plan.

Economic Stimulus Programs. The cornerstone of Puerto Rico’s short-term economic reconstruction plan was the implementation of two economic stimulus programs aimed at reigniting growth and counterbalancing any adverse effects associated with the Fiscal Plan. The economic stimulus programs consisted of Puerto Rico’s participation in ARRA (also referred to herein as the “Federal Stimulus”) and a local plan (the “Local Stimulus”) designed to complement the Federal Stimulus.

•	Federal Stimulus Program: Puerto Rico was awarded $6.8 billion in stimulus funds from ARRA. The funds are distributed in four main categories: relief to individuals, budgetary and fiscal relief,

taxpayers’ relief, and capital improvements. In terms of government programs, the Federal Stimulus allocates funds to education, agriculture and food assistance, health, housing and urban development, labor, and transportation, among others. As of October 14, 2011, PRIFA, which is responsible for the administration of ARRA in Puerto Rico, reported that approximately $5.5 billion in ARRA funds had been disbursed, representing 78.8%, of awarded funds.

•

Local Stimulus Program: The administration formulated the Local Stimulus to supplement the Federal Stimulus and address specific local challenges associated with the local mortgage market, the availability of credit, and the infrastructure and construction sectors. Despite the fact that the Local Stimulus amounted to a $500 million investment by the government, it is estimated that its effect would be greater due to certain lending programs, which are being coordinated in collaboration with commercial banks in Puerto Rico. The administration has been disbursing funds under the $500 million local stimulus program. Most municipalities have received disbursements earmarked to pay outstanding debts and fund local projects. The administration has also disbursed funds allocated towards job training programs, a strategic water distribution project in a southern municipality and the revamping of the Puerto Rico permits system. It was estimated that approximately $400 million of Local Stimulus funds would be used for infrastructure projects. As of September 30, 2011, approximately $360 million of Local Stimulus funds had been disbursed.

Supplemental Stimulus Plan. The Supplemental Stimulus Plan was designed to provide investment in strategic areas with the objective of laying the foundations for long-term growth in Puerto Rico. The coordinated implementation of the Supplemental Stimulus Plan is expected to reinforce continuity in reigniting economic growth while making key investments for long-term development.

The Supplemental Stimulus Plan is being conducted through a combination of direct investments and guaranteed lending. Specifically, the Supplemental Stimulus Plan targets critical areas such as key infrastructure projects, public capital improvement programs, private-sector lending to specific industries, and the export and research-and-development knowledge industries. The Supplemental Stimulus Plan takes into account the strategic needs that Puerto Rico must fulfill in order to become a more competitive player in its region and in the global economy.

On September 1, 2010 the Governor signed Act No. 132, also known as the Real Estate Market Stimulus Act of 2010 (“Act 132”), which provides certain incentives to help reduce the existing housing inventory. The incentives provided by Act 132 were effective from September 1, 2010 through June 30, 2011, and were subsequently extended until October 31, 2011 by Act No. 115 of July 5, 2011. On November 1, 2011, the Government approved Act 216, which provides incentives similar to the ones available under Act 132 and establishes an orderly transition to gradually reduce those incentives without disrupting the functioning of the housing market in Puerto Rico. The incentives provided by Act 216 are limited to residential real property and are effective from November 1, 2011 to December 31, 2012, with certain reductions after December 31, 2011 and June 30, 2012 See “Economic Performance by Sector—Construction” below.

Economic Development Program

The Department of Economic Development and Commerce (“DEDC”), in coordination with other government agencies, is in the process of implementing the Strategic Model for a New Economy, which consists of a comprehensive, long-term, economic development program aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment, and increasing private-sector capital formation and participation in the economy. These initiatives are centered on the dual mission of fostering multi-sector growth while reducing costs and barriers to business and investment, and are a medium-to-long-term counterpart to the Economic Plan and the Supplemental Stimulus Plan described above.

The administration is emphasizing the following initiatives to enhance Puerto Rico’s competitive position: (i) overhauling the permitting process, (ii) reducing energy costs, (iii) reforming the tax system, (iv) promoting the development of various projects through public-private partnerships, (v) implementing strategic initiatives targeted at specific economic sectors, and (vi) promoting the development of certain strategic/regional projects.

Permitting Process. The first initiative, the reengineering of Puerto Rico’s permitting and licensing process, has already been achieved. On December 1, 2009, the Governor signed into law Act No. 161, known as the Law for the Restructuring & Unification of the Permit Evaluation & Authorization Process, which overhauls the existing permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process that fosters economic development. In the short term, this restructuring is focused on eliminating the significant backlog of unprocessed permits that are in the pipeline of various government agencies. In the long term, this law seeks to significantly reduce the number of inter-agency processes and transactions required by creating a centralized, client-focused system that simplifies and shortens the permitting process for applicants. The Integrated Permits System (SIP by its Spanish acronym), as the new Puerto Rico permits process is called, became operational on December 1, 2010. Through September, 2011, 38,500 permit requests had been filed and 88% of these had already been resolved.

The Permit Management Office (OGPe, by its Spanish acronym), the government body responsible for evaluating permit applications and issuing final determinations concerning construction and land use, currently offers 80% of its services online, representing 90% of the total volume of transactions.

Energy Policy. On July 19, 2010, the Governor signed Acts No. 82 and 83, providing for, among other things, the adoption of a new energy policy, which is critical for Puerto Rico’s competitiveness. Fluctuations in oil prices have had a significant effect on Puerto Rico’s overall economic performance. Act No. 82 of 2010, known as the “Public Policy on Energy Diversification through Renewable and Alternative Sources,” focuses on reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies. This new energy policy seeks to lower energy costs, reduce energy-price volatility, and establish environmentally sustainable energy production through a reduction in ecologically harmful emissions. Act 82 of 2010 creates a Renewable Portfolio Standard, recognizing many sources of renewable energy utilizing various technologies, setting a hard target of 12% renewable energy production by 2015 and 15% by 2020, and a requirement for retail energy providers to establish a plan to reach 20% renewable energy production by 2035.

Moreover, Act No. 83 of 2010, also known as the “Green Energy Incentives Act,” assembles under one law the incentives for the construction and use of renewable energy sources. Act 83 offers new benefits to stimulate the development of green energy projects, creates Renewable Energy Certificates (RECs) and creates the Green Energy Fund (the “GEF”). Through the GEF the Government will co-invest $290 million in renewable energy projects over the next 10 years. Initial funding of $20 million began on July 1, 2011 and steps up to $40 million per year by fiscal year 2016. Through the GEF, the Puerto Rico Energy Affairs Administration will offer cash rebates of up to 60% on the cost of installing Tier 1 projects (0 – 100 kW) for residences and small businesses and up to 50% on the cost of Tier 2 projects (100 kW – 1 MW) for commercial or industrial use. In its first round of funding, the GEF backed 25 solar energy projects with $6.6 million, including grants to 13 businesses and a government agency. These initiatives are expected to address energy prices in Puerto Rico and provide a means of attracting investment in the energy sector.

Tax Reform. Legislation to implement the first and second phases of the tax reform was enacted as Act No. 171 of 2010 and Act 1 of 2011, respectively. See “Revenues and Expenses Revenues and Expenses—Major Sources of General Fund Revenues Revenues and Expenses—Tax Reform” for a summary of the principal provisions of the tax reform.

Public-Private Partnerships (“PPPs”). The Government believes that PPPs represent an important tool for economic development, particularly in times of fiscal difficulties. PPPs are long-term contracts between government and non-governmental entities—such as private companies, credit unions, and municipal corporations—to develop, operate, manage or maximize infrastructure projects and/or government services. PPP contracts are centered on the concept of risk transfer. The non-governmental partner takes on certain responsibilities and risks related to the development and/or operation of the project in exchange for certain benefits. PPPs can play a pivotal role in restoring investment in infrastructure and bringing about economic growth.

PPPs provide the opportunity for the government to lower project development costs, accelerate project development, reduce financial risk, create additional revenue sources, establish service quality metrics, re-direct government resources to focus on the implementation of public policy, create jobs and attract new investment. Puerto Rico has opportunities for the establishment of PPPs in the areas of toll roads, airports and maritime ports, public schools, water provision, correctional facilities, and energy, among others.

On June 8, 2009, the Legislative Assembly approved Act No. 29 (“Act 29”), which established a clear public policy and legal framework for the establishment of PPPs in Puerto Rico to further the development and maintenance of infrastructure facilities, improve the services rendered by the Government and foster the creation of jobs. Act 29 created the Public-Private Partnerships Authority (the “PPP Authority”), the entity tasked with implementing the Commonwealth’s public policy regarding PPPs. On December 19, 2009, the PPP Authority approved regulations establishing the administrative framework for the procurement, evaluation, selection, negotiation and award process for PPPs in Puerto Rico.

During fiscal year 2010, the PPP Authority engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the PPP Authority published desirability studies for four public-private partnership priority projects and commenced procurement for such projects.

As part of the Government’s PPPs initiative, the PPP Authority and the Puerto Rico Highways and Transportation Authority (“Highways and Transportation Authority” or “PRHTA”) (collectively, the “Sponsors”) recently completed the procurement for a concession of toll roads PR-22 and PR-5 (the “Toll Roads”). On June 10, 2011, the Sponsors selected Autopistas Metropolitanas de Puerto Rico, LLC (“Metropistas”), a consortium comprised of Goldman Sachs Infrastructure Partners and Abertis Infraestructuras, as the winning proponent based on a bid of $1.080 billion. On June 27, 2011, Metropistas and the Highways and Transportation Authority executed the concession agreement for the Toll Roads (the “Concession Agreement”) and, on September 22, 2011, the parties successfully completed the financial closing. As a result of this transaction, the Highways and Transportation Authority received a lump-sum payment of $1.136 billion and a commitment to invest $56 million in immediate improvements and comply with world-class operating standards.

To modernize public school facilities throughout the island and improve academic performance, the PPP Authority launched the “Schools for the 21st Century” program, which is tasked with modernizing and building a selected number of public schools throughout Puerto Rico. It is expected that at least one school in each municipality will benefit from the “Schools for the 21st Century” program.

The Government expects this project will impact nearly 50,000 students, 2,000 teachers and various communities and create 14,000 jobs throughout Puerto Rico’s 78 municipalities. It is expected that the Government will fund this project with the proceeds of Qualified School Construction Bonds (QSCB) issued by PBA in the aggregate principal amount of $756 million. As of June 2011, the PPP Authority had awarded approximately $464 million in contracts and construction had begun in approximately 57 schools.

On August 8, 2011, the PPP Authority and the Puerto Rico Ports Authority (“Ports Authority”) received statements of qualifications from twelve (12) world-class consortia in response to the Request for Qualifications (RFQ) to acquire a concession to finance, operate, maintain and improve the Luis Muñoz Marin International Airport (“Airport”), the busiest airport in the Caribbean. The PPP Authority and Ports Authority are seeking to achieve their primary objectives of: (i) maximizing the upfront value for the Airport, (ii) improving the Airport’s safety standards, service levels and quality, (iii) maintaining and improving the quality of service to travelers as well as achieving a higher level of customer satisfaction, and (iv) creating a world-class gateway to Puerto Rico while increasing the Island’s profile as a destination in the Caribbean, in order to positively impact the development of the tourism industry and overall economic prospects in Puerto Rico. The PPP Authority published the Request for Proposals for the Airport in October 2011 and expected to select a winning bidder in the first quarter of calendar 2012.

Sector Initiatives. The administration plans to complement the previously mentioned initiatives with specific strategic initiatives with the objective of creating jobs and increasing economic activity across various sectors of the Puerto Rico economy. The Commonwealth has natural or structural competitive advantages in several areas, such as pharmaceutical and biotechnology manufacturing. These advantages provide opportunities for the development of regional clusters in high-tech manufacturing, research and development, tourism, renewable energy, international trade and professional services. The specific initiatives will be designed to promote sustainable economic growth while accelerating to a knowledge-based and innovation driven economy, focused mainly in the development of human capital and intellectual property, thus diversifying Puerto Rico’s economic base.

Strategic/Regional Projects. The administration has also targeted strategic/regional projects that are expected to generate investments in various regions of the Island in order to foster balanced economic development.

One of the strategic projects for the northern region is called the Urban Bay (formerly known as the Golden Triangle), an urban redevelopment project that incorporates the areas of Old San Juan, Puerta de Tierra, Isla Grande, including the Puerto Rico Convention Center District (the “District”), and Condado, as well as other communities in the vicinity of historic San Juan Bay. The aim of the Urban Bay project is to develop San Juan Bay into a major tourism, recreation, commercial and residential sector which serves the local community and becomes a major attraction for leisure and business travelers, both local and external. Construction of the immediate improvements on the project footprint is already underway.

Also in the northern region, Science City also represents a critical effort to move Puerto Rico to the forefront of science, technology and research and development. It seeks to leverage the significant competitive advantages in the knowledge-based sectors that put Puerto Rico in an ideal position to undertake this type of development. Through the recently enacted Law No. 208 of October 20, 2011, the benefits of investing in and performing science and technology research and development activities in the newly denominated “Science District” were expanded through the inclusion of such activities as eligible for tax exemption under the Economic Incentives Act. See “Tax Incentives—Industrial Incentives Program” below. The benefits of the Science District under Law 208 may also be expanded to satellite districts throughout the island. The Commonwealth has indicated that the Science City approved site consultation will be amended to modify its land use. Demolition related activities and earth movement were expected to commence before the end of fiscal year 2012.

In the eastern region, the Caribbean Riviera entails the redevelopment of the old Roosevelt Roads navy facility in Ceiba and is a key element in the administration’s strategy to create jobs and reignite the economy of Puerto Rico’s eastern region, including Ceiba, Naguabo, Vieques, and Culebra. The plan is for this tourist complex to include hotels, casinos, eco-tourist attractions, an international airport, retail shops, a yacht marina, and cruise ship ports. As of December 6, 2011, negotiations with the Navy regarding the transfer of the property to the Local Redevelopment Authority were in advanced stages and were expected to be completed shortly thereafter.

In the western region, the administration is focused on the redevelopment of the Aguadilla airport to serve as the second international airport of Puerto Rico and as a regional logistics hub. As of December 6, 2011, the Government was in the process of submitting a formal application to obtain a Foreign Trade Zone designation for the Aguadilla airport.

Employment and Unemployment

According to the Household Survey, the number of persons employed in Puerto Rico during fiscal year 2011 averaged 1,077,000, a decrease of 2.3% compared to previous fiscal year; and the unemployment rate averaged 15.9%. During the first four months of fiscal year 2012, total employment averaged 1,067,500, a decline of 1.2% with respect to the same period of the prior year; and the unemployment rate decreased to 16.1%.

Economic Performance by Sector

From fiscal year 2007 to fiscal year 2010, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing, service, and government sectors were the three sectors of the economy that provided the most employment in Puerto Rico.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product and the second largest in terms of real gross national product. The Planning Board figures show that in fiscal year 2010 manufacturing generated $44.6 billion, or 46.4%, of gross domestic product. Manufacturing, however, only generated $15.8 billion, or 24.9%, of real gross national product in fiscal year 2010. During fiscal year 2011, payroll employment for the manufacturing sector was 84,617, a decrease of 4.1% compared with fiscal year 2010. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Federal minimum wage laws are applicable in Puerto Rico. For fiscal year 2011, the average hourly manufacturing wage rate in Puerto Rico was approximately 66.6% of the average mainland U.S. rate.

Although the manufacturing sector is less prone to business cycles than the agricultural sector, that does not guarantee the avoidance of the effects of a general downturn of manufacturing on the rest of the economy. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by large investments over the last two decades in the pharmaceutical and medical-equipment industries in Puerto Rico. Historically, one of the factors that encouraged the development of the manufacturing sector was the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), phased out these federal tax incentives during a ten-year period that ended in 2006. Moreover, Act 154 expanded the income tax rules as they relate to certain nonresident alien individuals, foreign corporations and foreign partnerships and imposed a new temporary excise tax on persons that purchase products manufactured in Puerto Rico by other persons that are members of the same controlled group. The elimination of the benefits provided by Section 936 of the U.S. Code has had, and Act 154 may have, a long-term impact on local manufacturing activity. See “Tax Incentives—Incentives under the U.S. Code” below and “Revenues and Expenses—Major Sources of General Fund Revenues—Tax Reform” and “Major Sources of General Fund Revenues—Income Taxes,” respectively.

Total employment in the manufacturing sector decreased by 32,700 from fiscal year 2005 to fiscal year 2011. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling 10.6% and 4.8%, respectively. Thereafter, manufacturing employment stabilized around 118,000 jobs, but the acceleration in job losses reappeared in fiscal year 2006 with the sector experiencing another drop of 4.0%. For fiscal years 2007, 2008, 2009, 2010 and 2011, manufacturing employment decreased by 4.2%, 3.5%, 7.0%, 8.7% and 4.1%, respectively. For the first four months of fiscal year 2012, the sector lost an average of 4,800 jobs, or 5.5%, compared to the same period of the previous year. Given that this sector pays, on average, the highest wages in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector’s job shrinkage: the end of the phase-out of the tax benefits afforded by Section 936 of the U.S. Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly electricity), the increased use of job outsourcing, and, more recently, the effects of the global economic decline. Puerto Rico’s manufacturing sector continues to face increased international competition. As patents on pharmaceutical products manufactured in Puerto Rico expire and the production of such patented products is not replaced by new products, there may be additional job losses in this sector and a loss of tax revenues for the Commonwealth.

Service Sector

Puerto Rico has experienced mixed results in the service sector, which includes wholesale and retail trade, utilities, transportation and warehousing, information, finance and insurance, real estate and rental, and certain services such as professional, scientific, technical, management, administrative, support, educational, health care, social, recreational, accommodation, food and other services. This sector has expanded in terms of income over the past decade, following the general trend of other industrialized economies, but with differences in the magnitude of those changes. During the period between fiscal years 2007 and 2010, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 1.1%, while payroll employment in this sector decreased at an average annual rate of 0.9% between fiscal years 2007 and 2011. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 15% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

The high degree of knowledge, skill, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The service sector ranks second to manufacturing in its contribution to gross domestic product, but first in its contribution to real gross national product. The service sector is also the sector with the greatest amount of employment. In fiscal year 2010, the service sector generated $41.5 billion, or 43.1%, of gross domestic product, while it generated $36.3 billion, or 57.3%, of real gross national product. Trade, information services, education and health services, finance, insurance and real estate and rentals experienced growth in fiscal year 2010, as measured by gross domestic product and by gross national product at current prices. Transportation, professional and technical, and management services experienced a contraction in fiscal year 2010, as measured by gross domestic product and gross national product at current prices. Service-sector employment decreased from 561,592 in fiscal year 2007 to 541,358 in fiscal year 2011 (representing 58.9% of total, non-farm, payroll employment). The average service-sector employment for fiscal year 2011 represents a decrease of 0.6% compared to the prior fiscal year. For the first four months of fiscal year 2012, average service-sector employment was 533,900, a decrease of 0.1% with respect to the same period for the prior fiscal year.

Puerto Rico has a developed banking and financial system. As of June 30, 2011, there were eleven commercial banks operating in Puerto Rico. Commercial banks in Puerto Rico are generally regulated by the Federal Deposit Insurance Corporation (the “FDIC”) or the Board of Governors of the Federal Reserve System and by the Office of the Commissioner of Financial Institutions of Puerto Rico (the “OCFI”). The OCFI reports that total assets of commercial banks (including assets of units operating as international banking entities) as of June 30, 2011 were $73.7 billion, as compared to $75.5 billion as of December 31, 2010. On April 30, 2010, the OCFI closed three commercial banks and the FDIC was named receiver. On the same date, the FDIC entered into loss share purchase and assumption agreements with three of the other commercial banks with operations in Puerto Rico, providing for the acquisition of most of the assets and liabilities of the closed banks including the assumption of all of the deposits. Through December 6, 2011, the amount of jobs lost as a result of these consolidations had not been significant. The administration expects that this consolidation will strengthen the Puerto Rico banking sector.

Broker-dealers in Puerto Rico are regulated by the Financial Industry Regulatory Authority and the OCFI, and are mainly dedicated to serve investors that are residents of Puerto Rico. According to the OCFI, assets under management by broker-dealers in Puerto Rico totaled $5.5 billion as of June 30, 2011, as compared to $6.0 billion on December 31, 2010. Another relevant component of the financial sector in Puerto Rico is the mutual fund industry. Local mutual funds are organized as investment companies and recorded assets under management of $14.3 billion as of June 30, 2011, as compared to $14.2 billion as of December 31, 2010 according to the OCFI.

Other components of the financial sector in Puerto Rico include international banking entities (“IBEs”) and credit unions (locally known as cooperativas). IBEs are licensed financial businesses that conduct offshore banking transactions. As of June 30, 2011, there were 31 international banking entities (including units of commercial banks) operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $43.6 billion, an increase from $40.6 billion in total assets as of December 31, 2010. Meanwhile, credit unions, which tend to provide basic consumer financial services, reached $7.6 billion in assets as of June 30, 2011, a slight increase from $7.5 billion as of December 31, 2010.

In addition, there are specialized players in the local financial industry that include mortgage-origination companies and auto and personal finance companies.

Hotels and Related Services—Tourism

For fiscal year 2011, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,906,900, an increase of 5.7% over the number of persons registered during the same period of fiscal year 2010. The average occupancy rate in tourist hotels during fiscal year 2011 was 68.9%, a decrease of 0.3% from the prior fiscal year. Also, during fiscal year 2011, the average number of rooms available in tourist hotels increased by 5.8% to 11,509 rooms compared to the same period of fiscal year 2010.

During the first month of fiscal year 2012, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 234,200, an increase of 18.4% over the number of persons registered during the same period of fiscal year 2011. The average occupancy rate in tourist hotels during the first month of fiscal year 2012 was 80.2%, a decrease of 0.7% from the prior fiscal year. Also, during the first month of fiscal year 2012, the average number of rooms available in tourist hotels increased by 4.1% to 12,056 rooms compared to the same period of fiscal year 2011.

In terms of employment figures, this sector has shown a behavior consistent with the local business cycle, accentuated by the contraction of U.S. economic activity. For fiscal year 2011, employment in hotels and other lodging facilities increased by 2.3% to 12,700 jobs. Nevertheless, for the first four months of fiscal year 2012, the average decrease in employment in hotels and other lodging facilities was 3.3% as compared to the same period for the prior fiscal year. According to the Payroll Survey, employment in the leisure and hospitality sector was 70,300 for fiscal year 2011, a decrease of 0.8% over employment for fiscal year 2010. For the first four months of fiscal year 2012, employment decreased by 3.2% to 68,800 compared to the same period of the prior fiscal year.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Puerto Rico Convention Center District Authority (“PRCDA”), has developed the Dr. Pedro Rosselló González Convention Center, the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, that includes hotels, restaurants, office space, and housing. The convention center district is being developed at a total cost of $1.3 billion in a public/private partnership effort to improve Puerto Rico’s competitive position in the convention and group-travel segments.

The convention center opened on November 17, 2005 and, since its inauguration, the facility has hosted more than 1,000 events accounting for more than 1,000,000 attendees. A 500 room hotel located next to the convention center commenced operations at the end of November 2009.

The PRCDA also owns an 18,500-person capacity multipurpose arena, known as the José Miguel Agrelot Coliseum, located in San Juan, Puerto Rico. The coliseum was inaugurated in 2004 and has hosted more than 2.5 million people attending over 400 world-caliber events. The venue has received numerous awards including “Best International Large Venue of the Year” from Pollstar magazine in 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. It promoted the transformation of Puerto Rico from an agricultural economy to an industrial one during the second half of the previous century, providing the basic infrastructure and services necessary for the modernization of the Island.

In fiscal year 2010, the government (state and local) accounted for $8.3 billion, or 8.6%, of Puerto Rico’s gross domestic product. The government is also a significant employer, employing 248,800 workers (state, including public corporations, and local), or 27.1% of total, non-farm, payroll employment in fiscal year 2011. From fiscal year 2007 to fiscal year 2011, state and municipal government employment averaged approximately 272,300. During fiscal year 2010, state and municipal government employment decreased by 24,800 jobs, or 8.7%. According to the payroll survey, the distribution of the job reductions during fiscal year 2010 was 20,600 jobs in the state government and approximately 4,200 jobs in municipal government. During fiscal year 2011, state and municipal government employment decreased by 11,900 jobs, or 4.6%, compared to fiscal year 2010. According to the payroll survey, the decrease was attributable to a reduction of 12,000 jobs in the state government and an increase of approximately 100 jobs in municipal government. Nevertheless, during the first four months of fiscal year 2012, government employment increased by 2.2% from the previous fiscal year, or by an average of 5,800 jobs. This increase in government employment for the first four months of fiscal year 2012 consists of an average increase of 7,500 jobs, or 4.1%, in state government offset by an average reduction of 1,400 jobs, or 9.0%, and 300 jobs, or 0.5%, in federal and local government, respectively.

As discussed previously, Act 7 established, among other things, a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. In addition, Act 7 provided that, for a period of two years after its enactment (until March 9, 2011), collective bargaining agreements that had already expired or that would expire while the law was in effect and that related to public employees could not be renegotiated or renewed. Act 73 extended the term of the non-economic clauses of such collective bargaining agreements for an additional period of two years (until March 9, 2013) and provided that the economic clauses may be negotiated considering primarily the fiscal condition of the applicable agency and the Government and the safeguarding of services to the people.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

Puerto Rico’s airport facilities are located in Carolina, San Juan, Ponce, Mayaguez, Aguadilla, Arecibo, Ceiba, Vieques, Culebra, and Humacao.

Luis Muñoz Marín International Airport in the San Juan metropolitan area is served by 24 domestic and international airlines. The airport receives over 10 million passengers per year, making it the busiest airport in the Caribbean. There is daily direct service between San Juan and Atlanta, Baltimore, Boston, Chicago, Dallas, Miami, New York, Orlando, Philadelphia, and numerous other destinations within the U.S. mainland. San Juan has also become a hub for intra-Caribbean service for a major airline. While the main hubs in the U.S. mainland serve as the gateway from San Juan to most international destinations, Latin American destinations are also served through Panama City, Panama, with connections to Central and South America, while European cities are also served through Madrid, Spain. On December 22, 2009, the Federal Aviation Administration (“FAA”) approved the Ports Authority’s preliminary application to participate in the FAA’s airport public-private partnership pilot program. During fiscal year 2010, the PPP Authority engaged a team of advisors and in June 2010 published the related desirability and convenience study, which is required for the establishment of a public-private partnership. On July 5, 2011 the PPP Authority published its “Request for Qualifications to Acquire a Concession to Finance, Operate, Maintain and Improve the Luis Muñoz Marin International Airport”. On August 8, 2011, the PPP Authority and the Puerto Rico Ports Authority received statements of qualifications from twelve (12) world-class consortia and, on September 23, 2011, they published a short-list of six consortia. The PPP Authority issued its Request for Proposals for the Airport in October 2011 and expected to select a winning bidder in the first quarter of calendar 2012.

Regarding other airports, Rafael Hernandez Airport in Aguadilla has regularly scheduled service to and from Fort Lauderdale, New York, Newark and Orlando; and Ponce’s Mercedita Airport has regularly scheduled service to and from New York and Orlando. Both of these airports also have scheduled service to other Caribbean islands. Smaller regional airports serve intra-island traffic. Cargo operations are served by both Federal Express and United Parcel Service (UPS) at the airports in San Juan and Aguadilla.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2009, totaled approximately 4,636 miles and 12,045 miles of local streets and adjacent roads. The highway system comprises 389 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53, PR-66 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic, and 3,058 miles of tertiary highways and roads serving local, intra-regional traffic. On September 22, 2011, the PPP Authority and the Highways and Transportation Authority completed the procurement for a concession of toll roads PR-22 and PR-5.

The Port of the Americas is a deep draft container terminal under development on the south coast of Puerto Rico in the City of Ponce, the Commonwealth’s fourth largest municipality by population. Managed by the Port of the Americas Authority, the terminal can handle containerized import/export and transshipment cargo. The first phase of the port development was completed in 2004 while the second phase, which resulted in container yard with capacity of up to 250,000 Twenty-Foot Equivalent Units per year, was completed during the first quarter of calendar year 2009. A third development phase, which entails a public investment of $84.4 million, was ongoing through September 2011. The completion of phase three is expected to result in an annual terminal processing capacity of up to 500,000 Twenty-Foot Equivalent Units as well as the installation of basic infrastructure required to develop an industrial value-added zone on land adjacent to the Port.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity due to its multiplier effect on the whole economy. Since its peak in fiscal year 2000, real construction investment has declined at an average annual growth rate of 8.7%. Such rates of interest started to decrease significantly in fiscal year 2005, as a consequence of the contraction of the local economic activity. Between fiscal years 2007 and 2010, real construction investment decreased at an average annual rate of 17.0%. During the same time period, the total value of construction permits, in current dollars, decreased at an average annual rate of 16.8%. The Planning Board expected a decrease in construction investment of 7.8% in real terms for fiscal year 2011.

Public investment has been an important component of construction investment. During fiscal year 2010, approximately 49.3% of the total investment in construction was related to public projects, which represents an increase in its share of total construction investment compared to 37.9% in fiscal year 2000. Public investment in construction has been negatively affected by the Commonwealth’s fiscal difficulties, while private investment in construction is still suffering from the credit conditions that prevailed during the last decade. Public investment was primarily in housing, schools (and school reconstruction programs), water projects, and other public infrastructure projects.

During fiscal year 2010, the number of construction permits decreased by 15.2%, while the total value of construction permits dropped by 29.2% compared to fiscal year 2009. During the first six months of fiscal year 2011, the total value of construction permits decreased by 22.6%. These figures are consistent with cement sales, which declined by 26.3% in fiscal year 2010 and by 5.0% in 2011, respectively, reaching levels not seen in almost three decades. During the first three months of fiscal year 2012, cement sales decreased by 3.7% from the previous fiscal year.

Average payroll employment in the construction sector during fiscal year 2011 was 28,700, a reduction of 20.1% from fiscal year 2010. During the first four months of fiscal year 2012, payroll employment in the construction sector averaged 29,100, a further reduction of 5.4% for the same period in fiscal year 2011.

On September 2, 2010, the Governor signed Act 132. Act 132 was designed primarily to stimulate the Puerto Rico real estate market, which in recent years has been suffering from lower sales, rising inventories, falling median prices and increased foreclosure rates. Pursuant to the provisions of Act 132, the Government has provided tax and transaction fee incentives to both purchasers and sellers of new and existing residential properties, as well as commercial properties with sale prices that do not exceed $3 million. The incentives provided by Act 132 were effective from September 1, 2010 through June 30, 2011, and were subsequently extended until October 31, 2011 by Act No. 115 of July 5, 2011. Certain permanent incentives are also available for rental housing. On November 1, 2011, the Government approved Act 216, which provides incentives similar to the ones available under Act 132 and establishes an orderly transition to gradually reduce those incentives without disrupting the functioning of the housing market in Puerto Rico. The incentives provided by Act 216 are limited to residential real property and are effective from November 1, 2011 to December 31, 2012, with certain reductions after December 31, 2011 and June 30, 2012. New incentives are also available for property that constitutes the seller’s principal residence, as defined in Act 216.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. It should be noted, however, that agriculture production represents less than 1% of Puerto Rico’s gross domestic product. During fiscal year 2010, gross income from agriculture was $822 million, an increase of 3.8% compared with fiscal year 2009.

The administration supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, grants for investments in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the six decades from 1950 to 2010, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school levels. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher-wage, higher-technology industries became more prominent in Puerto Rico. More recently, employment in the service sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing percentage of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, although the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2010-2011 was approximately 61,630 students. The Commonwealth appropriates annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources (subject to certain exceptions) for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2009-2010 of approximately 183,673 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Institutions providing education in Puerto Rico must satisfy state licensing requirements to operate. Also, the vast majority of educational institutions are accredited by U.S. Department of Education-recognized accrediting entities.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing and service sectors in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until 2006, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various incentives laws designed to promote investment and job creation. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. As of December 6, 2011, the most recent of these incentives laws was the Economic Incentives Act, enacted in May 2008.

The benefits provided by the Economic Incentives Act are available to new companies as well as companies already conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grants, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives Act expands the definition of eligible business from that included in Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to include clusters and supply chains.

Companies qualifying under the Economic Incentives Act can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12% on royalty payments. Alternatively, the income tax rate can be 8% and a withholding rate of 2% on royalty payments. Special rates apply to projects located in low and mid-development zones (an income tax reduction of 0.5%), certain local projects (an income tax rate as low as 3%), certain small- and medium-sized businesses (an income tax rate as low as 1%) and pioneering activities (an income tax rate of 1%, but for those using intangible property created or developed in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes, and sales and use taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act is designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived by exempted businesses from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments is fully exempt from income and municipal license taxes. Gain from the sale or exchange of shares or substantially all the assets of an exempted business during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors that acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or operational assets.

Green Energy Incentives Program

On July 19, 2010 the Legislative Assembly enacted Act No. 83 of July 19, 2010, also known as the “Green Energy Incentives Act,” to encourage the production of renewable energy on a commercial scale. The activities eligible for tax exemption under the Green Energy Incentives Act include businesses engaged in the production and sale of green energy on a commercial scale for consumption in Puerto Rico, a producer of green energy, the installation of machinery and equipment for the production of green energy, and property used for the production of green energy.

Companies qualifying under the Green Energy Incentives Act can benefit from a simplified income tax system: an income tax rate of 4% and a withholding tax rate of 12% on royalty payments, license fees and rental payments to non-Puerto Rico resident companies. In addition, the Green Energy Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes, and sale and use taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

Under the Green Energy Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. Gain from the sale or exchange of shares or substantially all the assets of an exempted business during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%. Moreover, the Green Energy Incentives Act creates a rebate program of up to 6% of the acquisition, installation, and related costs of the physical plant and the machinery and equipment of small and medium green energy projects located in Puerto Rico. In the case of large scale green energy projects developed in Puerto Rico, the Green Energy Incentives Act creates a renewal green energy certificates program.

Tourism Incentives Program

For many years, Puerto Rico has enacted incentives laws designed to stimulate investment in hotel operations on the island. The Puerto Rico Tourism Development Act of 2010 (the “Tourism Development Act”) provides partial exemptions from income, property, and municipal license taxes for a period of ten years. The Tourism Development Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. The Tourism Development Act provides further tourism incentives by granting tax exemptions on interest income, fees and other charges received with respect to bonds, notes, or other obligations issued by tourism businesses for the development, construction, rehabilitation, or improvements of tourism projects.

As part of the incentives to promote the tourism industry, in 1993 the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing tourism development projects. Through December 6, 2011, the Fund had provided direct loans and financial guarantees in the aggregate of approximately $1.368 billion for loans made or bonds issued to finance the development of twenty-one tourism projects representing 4,744 new hotel rooms and a total investment of approximately $2.135 billion.

Treatment of Puerto Rico Corporations under the U.S. Code—Controlled Foreign Corporations

As a result of the modification and phase-out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States (including, for these purposes, in Puerto Rico) and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to United States corporations operating under Section 936 of the U.S. Code (“Section 936 Corporations”). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment “commensurate with income” to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments, unless they have a renegotiated Puerto Rico tax grant issued under the Economic Act in which case this withholding tax could be lowered to 2% or 12%.

In May 2009, the U.S. Department of the Treasury announced proposed changes to the U.S. Code that include, among others, changes to remove incentives for shifting jobs overseas. Several of these initiatives could affect CFCs operating in Puerto Rico. As of December 6, 2011, no such legislation had been approved by either House of Congress of the United States. As of December 6, 2011, it was not possible to determine the legislative changes that may be made to the U.S. Code, or their effect on the long-term outlook on the economy of Puerto Rico. As of December 6, 2011, the Commonwealth indicated that the administration was planning to develop policy responses to the U.S. government to seek to safeguard Puerto Rico’s economic reconstruction and development plans.

On September 22, 2011, HR No. 3020 was presented in the U.S. House of Representatives, which allows corporations organized under the laws of Puerto Rico which derive fifty percent (50%) or more of their gross income from Puerto Rico sources to elect to be treated as domestic U.S. corporations for almost all provisions of the U.S. Code, including Section 243 of the U.S. Code pertaining to the dividends received deduction. By way of exception, the electing Puerto Rico corporations would not consider as part of their gross income for federal income tax purposes income derived from sources within Puerto Rico.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes, sales taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury Department, and motor vehicle fuel taxes, crude oil and derivative products excise taxes and license fees, which are allocated to the Highways and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax (as defined under “Revenues and Expenses—Major Sources of General Fund Revenues—Sales and Use Taxes” below) allocated to COFINA is not included as internal revenues since the legislation that created COFINA transferred ownership of such portion of the Sales Tax to COFINA and provided that such portion was not “available resources” under the Constitutional provisions relating to full faith and credit bonds.

As of September 30, 2011, future maximum annual debt service for the Commonwealth’s outstanding general obligation debt was projected to be $981,295,893 in the fiscal year ending June 30, 2015 (based on the assumption that the (i) Public Improvement Refunding Bonds, Series 2004A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, (ii) Public Improvement Refunding Bonds, Series 2004B, which are variable rate bonds, bear interest at 12% per annum, and (iii) the outstanding Public Improvement Refunding Bonds, Series 2003 C, Public Improvement Bonds of 2006, Series A, Public Improvement Refunding Bonds, Series 2007A and Public Improvement Refunding Bonds, Series 2011B that are variable rate bonds, bear interest at 12% per annum). This amount ($981,295,893) plus the amount paid by the Commonwealth in fiscal year 2011 on account of bonds or notes guaranteed by the Commonwealth ($16,520,000), for a total of $997,815,893, is equal to 13.13% of $7,600,369,000, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2010 and the preliminary internal revenues for the fiscal year ended June 30, 2011. If the interest on the outstanding bonds described in items (ii) through (iii) above was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $883,909,051 in fiscal year 2020 and the percentage referred to in the preceding sentence would be 11.85%. The potential termination payment (which is a full faith and credit obligation of the Commonwealth) payable by the Commonwealth (based on the then applicable mark-to-market value) upon termination of the above mentioned swap agreements is not included in the calculation of the 15% constitutional debt limitation.

Except as set forth below, annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds are unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% constitutional debt limitation.

As of June 30, 2011, Port of the Americas Authority (“PAA”) had outstanding bonds guaranteed by the Commonwealth (the “PAA Guaranteed Bonds”), representing a $250 million GDB financing with an outstanding principal amount of $214.5 million. The Commonwealth has begun to make payments of debt service on the PAA Guaranteed Bonds and expects to make all payment on the PAA Guaranteed Bonds under the full faith and credit guarantee of the Commonwealth. During fiscal year 2011, the Commonwealth made payments under its guaranty of the PAA Guaranteed Bonds of $16.5 million. In addition, the Commonwealth had made special budgetary appropriations to Puerto Rico Aqueduct and Sewer Authority (“PRASA”) to provide a subsidy for its operational expenses. See “Commonwealth Guaranteed Debt” below.

The Commonwealth’s policy has been and continues to be to prudently manage such debt within the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. See “Public Corporations.” However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal legislatures. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Interest Rate Exchange Agreements

General. The Commonwealth and various public corporations are party to various interest rate exchange agreements or swaps. Except for the basis swaps discussed below, the purpose of all of the interest rate exchange agreements in place as of December 6, 2011 is to hedge the Commonwealth’s variable rate debt exposure and the interest rate risks associated therewith. When the Commonwealth or a public corporation has issued variable rate bonds, it has entered into an interest rate exchange agreement with a counterparty pursuant to which the Commonwealth or the public corporation agrees to pay the counterparty a fixed rate and the counterparty agrees to pay the Commonwealth or public corporation a variable rate intended to match the variable rate payable on the bonds (a “synthetic fixed rate swap”). In theory, the variable rate payments received by the Commonwealth under the swap offset the variable rate payments on the bonds and, thus, the Commonwealth or the public corporation is left with a net fixed rate payment to a counterparty. The intention of these swaps was to lower the all-in cost of borrowing below what could have been achieved by issuing fixed rate bonds.

Basis Swap. The Commonwealth and the Puerto Rico Electric Power Authority (“PREPA”) are also party to agreements (“basis swaps”), entered into in June 2006 and March 2008, respectively, pursuant to which they are making payments on a specified notional amount based on a short-term interest rate index published by the Securities Industry and Financial Markets Association (“SIFMA”) and are receiving from their counterparties payments on the same notional amount based on the published three-month London Interbank Offered Rate (“LIBOR”) plus a specified fixed rate payment (the “basis annuity”). The basis swaps are the only interest rate exchange agreements that do not hedge specific variable rate debt. For fiscal year 2011 and the first three months of fiscal year 2012, the Commonwealth received $7.3 million and $2.0 million, respectively, from its counterparties under the basis swap, net of the Commonwealth’s payments to the counterparties, and PREPA received $9.6 million and $2.7 million, respectively, from its counterparty under the basis swap, net of PREPA’s payments to the counterparty.

Risks. By using derivative financial instruments, the Commonwealth exposes itself, among other risks, to credit risk (based on the counterparty’s ability to perform under the terms of the agreement), market risk (based on the changes in the value of the instrument resulting from changes in interest rates and other market factors) and, in the case of basis swaps, basis risk (based on changes to the correlation between different indexes used in connection with a derivative and the variable rate debt they hedge). GDB, as fiscal agent, regularly monitors the exposure of the Commonwealth and the public corporations under the interest rate exchange agreements and attempts to minimize the risks. To minimize some of the credit risk, the Commonwealth and the public corporations enter into agreements with highly-rated counterparties. The outstanding interest rate exchange agreements are with eleven different counterparties, all of which are rated in one of the three highest rating categories by either Moody’s or S&P. In addition, most of the agreements contain requirements of posting collateral by the counterparties based on certain valuation thresholds and credit ratings.

During fiscal years 2009, 2010 and 2011, in order to reduce the risks associated with the swaps portfolio, the Commonwealth and the public corporations terminated approximately $2.5 billion of swaps. The aggregate notional amount of the swaps for the Commonwealth and the public corporations has decreased from $9.2 billion as of June 30, 2008, to $6.7 billion as of September 30, 2011, an aggregate decrease of 27.2%.

Notional Amounts. The aggregate notional amount as of September 30, 2011 of synthetic fixed rate swaps and basis swaps of the Commonwealth and the public corporations was approximately $6.7 billion.

Market Value. Generally, the interest rate exchange agreements may be terminated by the Commonwealth or the public corporations at any time at their then-current market values. The agreements may also be terminated upon the occurrence of certain credit events. If a termination occurs due to a credit event, the Commonwealth or the public corporations may be obligated to pay to the applicable swap counterparty an amount based on the terminating swap’s market value, which may be substantial, or vice versa, with other termination costs being paid by the defaulting party. The mark-to-market value of the swaps fluctuates with interest rates and other market conditions. The Commonwealth’s obligations under the interest rate exchange agreements are secured by the full faith, credit and taxing power of the Commonwealth.

As of September 30, 2011, the net mark-to-market value of all outstanding interest rate exchange agreements was approximately negative $1,153.9 million. Since the mark-to-market value of all swaps of the Commonwealth and the public corporations was negative as of September 30, 2011, the Commonwealth or the public corporations, as applicable, would owe money to the counterparties if any of the agreements had been terminated as of that date.

Collateral Requirements. Under the majority of the interest rate exchange agreements, the Commonwealth and the public corporations are required to deliver collateral to the counterparties to guarantee their performance under the agreements based on the credit ratings of the Commonwealth and the public corporations and certain contractual mark-to-market value thresholds. During the fourth quarter of 2008, as a result of the U.S. financial market crisis, the Commonwealth and the public corporations were required to post collateral of approximately $251.8 million and $82.5 million, respectively, to their counterparties on certain interest rate exchange agreements. Based on an improvement in the mark-to-market value of the swap portfolio since then, the Commonwealth and the public corporations had posted collateral of $4.0 million and $66.6 million, respectively, as of September 30, 2011. However, if the mark-to-market value of the swaps portfolio deteriorates or the credit ratings of the Commonwealth or the public corporations are lowered, the collateral posting obligations contained in the agreements may require further deliveries of collateral.

Variable Rate Bonds and Mandatory Tender Bonds

Variable Rate Bonds. The Commonwealth and various public corporations have outstanding variable rate bonds, consisting of (1) variable rate demand bonds which are subject to mandatory tender for purchase prior to their maturity on certain interest rate reset dates and upon expiration of an associated credit or liquidity facility (“VRDO Bonds”), (2) variable rate bonds and notes that have been purchased directly from the Commonwealth by certain financial institutions where the interest rate changes periodically based on the LIBOR or SIFMA index and that are subject to mandatory tender on certain dates prior to their maturities (“Mandatory Tender FRNs”), and (3) other bonds and notes where the interest rate changes periodically based on the LIBOR rate or a particular index but that are not subject to tender prior to their maturity. The Commonwealth and the public corporations have hedged their variable rate debt exposure by entering into interest rate exchange agreements with certain swap providers with respect to all variable rate bonds. Pursuant to these agreements, the Commonwealth and the public corporations receive a variable rate payment expected to approximate the interest cost of the variable rate bonds, and pay a fixed rate. See “Interest Rate Exchange Agreements.” As of September 30, 2011, the Commonwealth had approximately $1.0 billion of outstanding variable rate general obligation bonds, which consisted of approximately $288.2 million of VRDO Bonds and approximately $126.7 of other variable rate debt. At September 30, 2011, the total outstanding variable rate debt was approximately $2.6 billion.

The VRDO Bonds bear a floating interest rate adjusted at specified intervals, such as daily or weekly (each, a “remarketing date”) and provide investors the option to tender or put the bonds at par on each remarketing date. The tendered bonds are then resold by a remarketing agent in the secondary market to other investors. Most of the VRDO Bonds are secured by letters of credit or other liquidity or credit facilities (“credit/liquidity facilities”) that provide for the payment of the purchase price payable upon the tender of the bonds. The credit/liquidity facilities expire prior to the final maturity of the bonds. If, upon the expiration or termination of any credit/liquidity facility with respect to a series of VRDO Bonds, the Commonwealth or the applicable public corporation is unable to renew or replace such facility with an alternate credit/liquidity facility, the VRDO Bonds of such series are subject to mandatory tender for purchase by the credit/liquidity facility provider and generally become subject to higher interest rates and accelerated amortization schedules pursuant to the terms of each expiring credit/liquidity facility.

The recent U.S. financial market crisis has resulted in a significant reduction in the availability of credit/liquidity facilities to support VRDO Bonds, and a related increase in the price of these facilities when they can be obtained. Thus, if the Commonwealth and the public corporations are not able to renew or roll over the expiring credit/liquidity facilities with respect to VRDO Bonds, or are not able to do so at an acceptable price, the Commonwealth and the public corporations would have to refinance the VRDO Bonds or otherwise obtain financing for such bonds in order to avoid the higher interest rates and accelerated amortization schedules set forth in the expiring credit/liquidity facility.

In addition, since there are interest rate exchange agreements with respect to all VRDO Bonds, if the Commonwealth or the applicable public corporation cannot renew or replace a credit/liquidity facility upon its expiration or remarket the related series of bonds successfully upon their mandatory tender as variable rate bonds, the Commonwealth or the applicable public corporation may have to terminate the interest rate exchange agreements associated with such series of VRDO Bonds. Termination of the applicable interest rate exchange agreement may result, depending on then current interest rate levels and market conditions, in the payment of a termination amount, which may be substantial, by the Commonwealth to compensate the counterparty for its economic losses. As of September 30, 2011, the mark-to-market value of all the interest rate exchange agreements with respect to VRDO Bonds was negative $64.3 million for the Commonwealth and negative $52.0 million for the public corporations. See “Interest Rate Exchange Agreements—Market Value.”

For the 2012 fiscal year, there were no VRDO Bonds subject to mandatory tender upon expiration of the applicable credit/liquidity facilities. For fiscal year 2013, VRDO Bonds subject to mandatory tender upon expiration of the applicable credit/liquidity facilities amount to approximately $488.2 million.

Mandatory Tender Bonds. As of September 30, 2011, the Commonwealth and the public corporations also had outstanding $609.8 million of Mandatory Tender FRNs and $1.7 billion of fixed rate bonds also subject to mandatory tender for purchase prior to maturity (collectively, the “Mandatory Tender Bonds”). The Commonwealth and the public corporations have not provided any liquidity facility for the payment of the purchase price payable upon the mandatory tender, which purchase price is expected to be obtained from the remarketing of the bonds. If the Commonwealth or the applicable public corporation cannot remarket the Mandatory Tender Bonds, they would have to obtain other funds in order to provide for the purchase price of these bonds or, in some cases, the bonds would become subject to higher interest rates and an accelerated amortization schedule.

As of September 30, 2011, the Commonwealth had outstanding approximately $279.2 million of general obligation bonds subject to mandatory tender on July 1, 2012 and $2.32 billion of total bonds subject to mandatory tender by July 1, 2017.

As discussed previously, the Commonwealth has entered into interest rate exchange agreements with respect to all Mandatory Tender FRNs. In the event the Commonwealth cannot remarket these bonds on their mandatory tender dates as variable rate bonds, the Commonwealth may have to terminate the associated interest rate exchange agreements. As of September 30, 2011, the mark-to-market value of all interest rate exchange agreements with respect to the Mandatory Tender FRNs was negative $143.5 million.

The Commonwealth has entered into forward starting interest rate exchange agreements with respect to approximately $69.2 million of its fixed rate Mandatory Tender Bonds. COFINA has also entered into forward starting interest rate exchange agreements with respect to approximately $907 million of fixed rate Mandatory Tender Bonds of Public Finance Corporation. The Commonwealth forward starting interest rate exchange agreement assumes that the related Commonwealth fixed rate Mandatory Tender Bonds will be remarketed as variable rate bonds after their mandatory tender date. If the Commonwealth cannot remarket or issue these bonds as variable rate bonds at that time, the Commonwealth may have to terminate the respective forward starting interest rate exchange agreements, which may result in the payment of a termination amount. The Commonwealth expects to refund the Public Finance Corporation fixed rate Mandatory Tender Bonds prior their mandatory tender date through the issuance of COFINA and Public Finance Corporation fixed rate bonds, and in connection therewith terminate the Public Finance Corporation forward starting interest rate exchange agreement. The termination payment regarding this interest rate exchange agreement is also expected to be financed through the issuance of COFINA bonds. As of September 30, 2011, the mark-to-market value of these forward starting interest rate exchange agreements to the Commonwealth and COFINA was negative $20.7 million and negative $386.3 million, respectively, which are approximately the amounts the Commonwealth and COFINA would have been required to pay to terminate the interest rate exchange agreements on that date.

Commonwealth Guaranteed Debt

As of June 30, 2011, $3.070 billion of Commonwealth guaranteed bonds of PBA were outstanding. Following the issuance by PBA on August 24, 2011 of $756,449,000 Government Facilities Revenue Bonds, Series R (Qualified School Construction Bonds—Issuer Subsidy) and $303,945,000 Government Facilities Revenue Bonds, Series S, $4.012 billion of Commonwealth guaranteed bonds of PBA were outstanding. Maximum annual debt service on these bonds is $992.2 million in fiscal year 2028, assuming the receipt of the issuer subsidy from the federal government on the Series R Bonds, and $1.025 billion without taking into consideration said subsidy, with their final maturity being July 1, 2039. Through December 6, 2011, no payments under the Commonwealth guaranty had been required for these bonds.

As of June 30, 2011, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. Through December 6, 2011, no payments under the Commonwealth guaranty had been required for these bonds.

As of June 30, 2011, GDB held approximately $214.5 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port of the Americas. Payments of $43.4 million under the Commonwealth guaranty have been required to pay interest and principal on these bonds. See “Public Corporations—Other Public Corporations—Port of the Americas Authority” below.

As of June 30, 2011, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $1.012 billion. This amount consisted of $284.8 million in revenue bonds sold to the public, $313.6 million in bonds issued to the United States Department of Agriculture, Rural Development, and

$413.4 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations and PRASA resumed making payment on this debt. The Commonwealth, however, has been making certain subsidy payments to PRASA for its operational expenses. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee. See “Public Corporations—Other Public Corporations—Puerto Rico Aqueduct and Sewer Authority” below.

The long-term public sector debt was approximately $54.8 billion as of June 30, 2011,1 and the short-term public sector debt was approximately $4.4 billion as of that date.2 As of June 30, 2011, outstanding short-term debt, relative to total debt, was 7.4%.

PUBLIC CORPORATIONS

In Puerto Rico, many governmental and quasi-governmental functions are performed by public corporations created by the Legislative Assembly with varying degrees of independence from the central government to perform generally a single function or a limited number of related functions. Most public corporations obtain revenues from rates charged for services or products, but many are subsidized to some extent by the central government. Most public corporations are governed by boards whose members are appointed by the Governor with the advice and consent of the Senate, but some public corporations are attached to departments of the central government. Capital improvements of most of the larger public corporations are financed by revenue bonds issued under trust agreements or bond resolutions, or by notes issued under loan agreements.

[1]	This figure does not include debt totaling $5.3 billion consisting of (i) Senior Pension Funding Bonds, Series A, B, and C issued by the Employees Retirement System, which are payable solely from employer contributions made to the Employees Retirement System by the Commonwealth, its municipalities and participating public corporations after the issuance of the tax and revenue anticipation notes outstanding at the end of fiscal year 2011 and (ii) the following: $1.3 billion of Children’s Trust bonds, which are payable solely from the payments to be received pursuant to the tobacco litigation settlement; $180 million of Housing Finance Authority bonds, which are payable from Puerto Rico Housing Administration’s annual allocation of Public Housing Capital Funds from the United States Department of Housing and Urban Development; $343.8 million of Capital Fund Modernization Program Subordinate Bonds, Series 2008, and $100 million of Housing Revenue Bonds, Series 2008, issued by the Puerto Rico Housing Finance Authority; $151.0 million of Special Facilities Revenue Bonds issued by Highways and Transportation Authority, which are payable from net toll revenues collected from the Teodoro Moscoso Bridge (September 30 - $149.1 million); $155 million of Special Facilities Bonds issued by Ports Authority, which are solely payable from the pledge of certain payments made by a private corporation under a special facilities agreement; $76.3 million of Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) issued by Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”), which are payable from rent payments made by the University of Puerto Rico (September 30, 2011 - $74.6 million); and approximately $74.7 million of bonds issued by AFICA to finance the construction of various government infrastructure projects, which are payable from rent payments made by various government entities (September 30, 2011 - $73.5 million).
[2]	Obligations (other than bonds) issued with an original maturity of three years or less and lines of credit with a remaining maturity of three years or less are considered short-term debt.

Government Development Bank for Puerto Rico

The principal functions of GDB are to act as financial advisor to and fiscal agent for the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to promote the economic development of Puerto Rico. As part of its role as fiscal agent, during fiscal years 2009, 2010 and 2011, GDB entered into fiscal oversight agreements with PRASA, PREPA, the Highways and Transportation Authority, Ports Authority, the Health Insurance Administration and the Medical Services Administration. As part of these agreements, GDB imposed certain conditions on the extension of credit to these entities and continually monitors their finances, among other things.

As of June 30, 2011, GDB had total assets of $15.5 billion and total liabilities of $12.9 billion (preliminary, unaudited).

As of June 30, 2011, $5.4 billion of bonds and notes of GDB (excluding its subsidiaries) were outstanding, consisting of $267 million in Commonwealth guaranteed bonds and $5.2 billion of medium term senior notes. Act No. 12 of May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of GDB, not exceeding $550 million, may be guaranteed by the Commonwealth, of which $267 million were outstanding as of June 30, 2011. As of that date, GDB also had approximately $8.3 billion in loans outstanding to the central government of the Commonwealth and its public corporations and municipalities.

Act No. 82 of June 16, 2002 (“Act 82”) amended GDB’s Charter to authorize GDB to transfer annually to the General Fund, beginning with fiscal year 2001, up to 10% of its audited net income or $10,000,000, whichever is greater. GDB is not required by Act 82 to transfer any funds. GDB made payments to the General Fund of $11.6 million for fiscal year 2003 and $18.4 million for fiscal year 2004. As of December 6, 2011, GDB had not made any payment to the General Fund under Act 82 since fiscal year 2004.

Under Act No. 271 of November 21, 2002, GDB made a required special capital contribution to the Special Communities Perpetual Trust (the “Perpetual Trust”) of $500 million and provided the Perpetual Trust with a $500 million, non-revolving, line of credit. The amounts transferred to the Perpetual Trust were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust. As of June 30, 2011, the Perpetual Trust had repaid $131.8 million of its line of credit and had an outstanding balance of $368 million and no interest due. The line of credit is payable from legislative appropriations.

As part of its role as lender and promoter of the economic development of Puerto Rico, GDB provides financing to the Commonwealth, its public corporations and municipalities. This financing includes interim loans to finance the capital expenditures of the Commonwealth in anticipation of the issuance of bonds and notes, and loans to cover operational deficits of those government entities. GDB generally does not provide financing to any governmental entity of the Commonwealth unless GDB reasonably believes that the borrower governmental entity will have sufficient resources, including the ability to issue bonds or notes or otherwise borrow funds, to repay such loan. GDB, however, has provided financing in the past and may continue to provide financing to governmental entities that do not have sufficient independent resources to cover operating expenses, to the extent permitted by law. A material increase in the amount of loans to the public sector, coupled with continued deterioration of the public sector’s fiscal situation and financial condition may have an adverse effect on GDB’s financial condition and liquidity. As of June 30, 2011, GDB had outstanding loans to the Commonwealth in the aggregate principal amount of $2.1 billion, outstanding loans to, and bonds of, the public corporations in the aggregate principal amount of $4.3 billion, and outstanding loans to the municipalities in the aggregate principal amount of $1.8 billion.

GDB has several subsidiaries that perform various functions. The principal subsidiaries and their functions are listed below:

Puerto Rico Housing Finance Authority. Puerto Rico Housing Finance Authority (“Housing Finance Authority”) (formerly known as Housing Finance Corporation) was created to provide needed rental housing units and stimulate the construction industry under federally subsidized programs. Effective February 8, 2002, Housing Finance Corporation became the Housing Finance Authority and the Housing Bank and Finance Agency was dissolved and its powers transferred to the Housing Finance Authority. Housing Finance Authority provides financing for rental housing units, stimulates the construction industry under federally subsidized programs and provides interim financing for low-income housing projects and single-family homeownership programs. It is also engaged in insuring and servicing mortgages originated by the former Housing Bank and Finance Agency. As of June 30, 2011, Housing Finance Authority’s total outstanding principal balance of loans to the private sector for development of housing projects targeted to low and moderate income families was $136.2 million. The Housing Finance Authority’s mortgage loans to low and moderate income homeowners represented an additional outstanding principal balance of $110.6 million as of the same date.

Housing Finance Authority has outstanding tax-exempt revenue bonds the proceeds of which were loaned to the Puerto Rico Public Housing Administration to finance improvements to various housing projects in the Commonwealth. Such bonds are limited obligations of Housing Finance Authority payable solely from revenues collected from such housing units, with certain exceptions. As of June 30, 2011, $623.8 million of these bonds were outstanding.

As of June 30, 2011, the Housing Finance Authority had total notes and bonds outstanding of $952.2 million (including $106.8 million of debt outstanding under GDB lines of credit and $823.3 million in bonds issued to fund certain payments under its mortgage subsidy programs for low and moderate income families). As of June 30, 2011, Housing Finance Authority had total unrestricted net assets of $245.2 million.

Puerto Rico Tourism Development Fund. Puerto Rico Tourism Development Fund (“TDF”) was created in September 1993 for the purpose of promoting the development of Puerto Rico’s hotel industry by working with private sector financial institutions in structuring financings for new hotel projects. TDF can provide guarantees to interim and permanent financings. In certain transactions, TDF can act as direct lender, guarantee mezzanine financings, and provide preferred equity capital. As of June 30, 2011, TDF had $372.5 million in guarantees and $408.2 million in loans.

In addition, TDF has a $50 million preferred equity investment in a tourism-related project.

As of December 6, 2011, TDF had made payments under its guarantees and letters of credit in the aggregate amount of approximately $221.3 million since 1993 with respect to several projects. Of the total amount disbursed, TDF has been able to recover approximately $172.3 million from the borrowers.

Unaudited fiscal year-end 2011 financial statements reflected net assets of $179.7 million and its allowances for losses on loans and guarantees and letters of credit were approximately $86.0 million.

Government Development Bank for Puerto Rico Capital Fund. Government Development Bank for Puerto Rico Capital Fund (the “Capital Fund”) was created in November 1992 for the purpose of investing and trading in debt obligations and publicly traded shares of domestic and foreign corporations separate from GDB’s general investment operations. On June 30, 2010, the Capital Fund transferred to the Tourism Development Fund, on behalf of GDB, $72.1 million representing all the investments in the Capital Fund portfolio. As of June 30, 2011, the Capital Fund had assets of $243,000, consisting principally of money market investments.

Puerto Rico Development Fund. Puerto Rico Development Fund (the “Development Fund”) was established in April 1977 to provide an alternate source of financing to private enterprises. The Development Fund is also authorized to guarantee obligations of those enterprises and invest in their equity securities. On December 31, 2010, the Development Fund acquired for $8.5 million a commercial loan from a private commercial bank, secured by a first mortgage over a 2.34 acre parcel of land in the Convention Center District. As of June 30, 2011, the Development Fund had assets of $24 million, including investments of $8.5 million in loans to private entities, $11.1 million in an interest bearing account, and $3.6 million in preferred shares of various private entities.

Puerto Rico Public Finance Corporation. Puerto Rico Public Finance Corporation (“PFC”) was established in November 1984 to provide agencies and instrumentalities of the Commonwealth with alternate means of meeting their financing requirements. As of December 6, 2011, the trustees of certain limited obligation bonds issued by the PFC held notes payable by the Commonwealth, the Maritime Shipping Authority, the Office for the Improvement of Public Schools, the Department of Health, and PRASA, among others. All such PFC bonds are limited, non-recourse obligations of PFC payable solely from Commonwealth appropriations made to pay debt service on the notes held by the bond trustees. As of June 30, 2011, PFC had $1.6 billion aggregate principal amount of limited obligation bonds outstanding.

A description of certain other affiliates of GDB is provided in “Other Public Corporations” below.

Other Public Corporations

Puerto Rico Aqueduct and Sewer Authority. PRASA owns and operates Puerto Rico’s public water supply and wastewater systems (“Systems”). Such systems provide water and wastewater services to 97% and 58% of the Commonwealth’s population, respectively.

PRASA reported a preliminary operating loss of $39.6 million for fiscal year 2011, compared to operating losses of $58.3 million and $63.7 million for fiscal years 2010 and 2009, respectively. In order to improve its financial condition, PRASA adopted a comprehensive plan to increase its revenues and reduce its expenses.

As of June 30, 2011, PRASA’s total debt was $3.6 billion, including approximately $1.0 billion of outstanding indebtedness with GDB. On November 9, 2010, Moody’s affirmed PRASA’s senior debt rating but revised its outlook to negative from stable. The negative outlook reflects PRASA’s continued reliance on GDB and the Commonwealth for financial support, as well as the operational challenges it faces to reduce the significant amount of water lost through its Systems.

The Commonwealth guarantees the principal and interest payments on the outstanding revenue refunding bonds, 2008 Series A and 2008 Series B, any bonds issued on or before June 30, 2015 to the Rural Utilities Service of the United States Department of Agriculture, and the loans granted on or before June 30, 2015 by the Puerto Rico Water Pollution Control Revolving Fund and the Puerto Rico Safe Drinking Water Revolving Fund to PRASA. In the event that PRASA is unable to make all or any portion of the future debt service payments on these guaranteed debts, the Commonwealth will be responsible for covering such payments.

During fiscal year 2011, PRASA received a $105 million assignment from the OMB in Commonwealth appropriations and other Commonwealth available funds. According to the provisions of PRASA’s trust agreement, these moneys are taken into account for purposes of determining its revenues and its compliance with certain covenants therein.

On April 28, 2006, PRASA entered into a consent decree with the U.S. Environmental Protection Agency (“EPA”) that requires PRASA to implement systemwide remedial measures at all of the wastewater treatment plants operated by PRASA. The EPA consent decree establishes deadlines for the compliance with the conditions set forth therein and stipulates penalties for violation of any of those deadlines.

On December 15, 2006, a settlement agreement was signed between PRASA and the Department of Health of the Commonwealth (“DOH”) relating to violations of the Safe Drinking Water Act. The settlement agreement was preliminarily approved by the supervising court on March 15, 2007, and was amended and finally approved by that court on June 20, 2008. PRASA agreed to implement a work plan to remediate the violations, establish preventive and mitigation measures, and execute a preventive maintenance program for the purpose of meeting the requirements of the Safe Drinking Water Act.

PRASA needs to make a substantial investment in infrastructure and a major overhaul of its operations to maintain the viability of the Systems, to finance its expansion for new users and to implement remedial measures required by a consent decree between PRASA and the EPA and a settlement agreement with the DOH. Funds for this investment are slated to be provided through a combination of revenues from PRASA, financing transactions, federal grants and other sources. PRASA has established a 15-year capital improvement program with a total investment of $2.2 billion in order to comply with the consent decree and the settlement agreement. PRASA has committed an investment of $1.2 billion to comply with the EPA consent decree and $1.0 billion to comply with the DOH settlement agreement.

Children’s Trust. Children’s Trust is a not-for-profit corporate entity created in 1999 as a public instrumentality of the Commonwealth. The Commonwealth has transferred to Children’s Trust all of its rights, title and interest under the tobacco litigation Master Settlement Agreement, including the Commonwealth’s right to receive initial, annual and strategic contribution payments to be made by the participating cigarette manufacturers under the Master Settlement Agreement.

Children’s Trust issued $397 billion Tobacco Settlement Asset-Backed Bonds in November 2002. The proceeds were used to pay certain capital expenditures, to fund the Liquidity Reserve account and certain costs of issuance. On June 30, 2005, Children’s Trust issued $108.2 million subordinate Tobacco Settlement Asset-Backed Bonds to pay working capital expenses of the Commonwealth. On May 1, 2008, Children’s Trust issued an additional $195.9 million of subordinate Tobacco Settlement Asset-Backed Bonds to make grants to third parties, pay certain expenses of the Commonwealth and cost of issuance. As of June 30, 2011, Children’s Trust had outstanding bonds in the principal amount of $1.3 billion. These bonds and any other additional senior bonds issued by Children’s Trust are payable solely from, and secured by a statutory pledge of, the payments made and to be made by the participating cigarette manufacturers under the Master Settlement Agreement. Through December 6, 2011, all principal and interest payments required to be made by Children’s Trust on its outstanding bonds had been made on a timely basis from contribution payments made by the participating cigarette manufacturers under the Master Settlement Agreement.

Puerto Rico Convention Center District Authority. PRCDA was created to own, develop, finance, plan, design, build, operate, maintain, administrate and promote the Dr. Pedro Rosselló González Convention Center, a new convention center, and designated private parcels located within the Convention Center District in San Juan. The convention center opened in November 17, 2005. PRCDA also owns a multipurpose coliseum in San Juan, known as the José Miguel Agrelot Coliseum. As of June 30, 2011, PRCDA’s debt was $447.2 million in outstanding bonds issued in March 2006 to finance the Convention Center and payable from a portion of a hotel room tax. As of June 30, 2011, PRCDA also had outstanding indebtedness to GDB of approximately $147.8 million related to the financing of the Coliseum.

Puerto Rico Electric Power Authority. PREPA owns and operates Puerto Rico’s electric power system.

PREPA reported preliminary net operating income of $328.9 million and $359.5 million during fiscal years 2011 and 2010, respectively. The total debt of PREPA was $8.0 billion as of June 30, 2011. This debt includes outstanding bonds of $7.8 billion and interim financing for operations of $191.4 million.

As a means of reducing its dependency on oil, PREPA has entered into long-term power purchase agreements with private operators of two co-generation plants that use fuels other than oil. As of December 6, 2011, these two co-generation plants provided approximately 31% of PREPA’s energy needs. PREPA has also commenced developing plans for the conversion of its main oil-fired units into natural gas and clean-coal fired units, as well as other strategies to further reduce its dependency on oil.

Health Insurance Administration. The Health Insurance Administration was created in 1993 to negotiate and contract for the provision of comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this system, the government selected, through a bidding system, one private health insurance company in each of eight designated regions of the island and paid such insurance company the insurance premium for each eligible beneficiary within such region. The health insurance system covered the entire island. Approximately 1.5 million persons were covered by the system during fiscal year 2011.

The total cost of the health insurance program was $2.013 billion for fiscal year 2011, $1.962 billion for fiscal year 2010 and $1.861 billion for fiscal year 2009. During fiscal year 2011, the General Fund covered $1.225 billion of the total cost of the health insurance program and $75 million was covered from proceeds of COFINA bonds. The remaining $713 million was paid from federal, municipal, internal and other sources. On March 14, 2011, the Health Insurance Administration borrowed approximately $186 million from GDB in order to pay amounts owed to its suppliers, including premiums owed to certain insurance companies for services rendered under the Health Reform program. As of June 30, 2011, the Health Insurance Administration had outstanding indebtedness to GDB of approximately $173.1 million related to this borrowing.

On October 1, 2010, the administration implemented “Mi Salud,” which is the health program that replaced the government’s Health Reform program. The principal differences between “Mi Salud” and the Health Reform program are the use of a preferred-provider network organization rather than independent practice associations, an increase of benefits and services and an expansion of eligible participants. During the implementation of the program’s second phase, eligibility requirements are also expected to be expanded to include small to medium businesses. The estimated cost for “Mi Salud” during fiscal year 2012 was projected to be $1.994 billion. The General Fund was expected to cover $867 million, while the remaining $1.127 billion was expected to be paid from federal, municipal and other sources. This projection, however, does not take into account increases in the enrollment of new beneficiaries, which could affect this estimate.

The Commonwealth has entered into various contracts with several Medicare Advantage organizations for the provision of health coverage to approximately 180,000 eligible beneficiaries. Pursuant to these agreements, the Commonwealth pays each Medicare Advantage organization a premium difference to cover services not included in their contracts with the Center for Medicaid and Medicare Services.

On July 7, 2011, the Secretary of Health of the Commonwealth announced the cancellation of the contract through which MCS HMO administered five regions, with approximately 850,000 insureds, of the “Mi Salud” program. MCS HMO continued to render services to covered insureds during a 90-day transition period. On October 17, 2011, the Health Insurance Administration and Triple-S Salud, Inc. (“Triple-S”) entered into an agreement pursuant to which Triple-S will provide healthcare services to insureds in the five regions previously administered by MCS HMO. Pursuant to the agreement, Triple-S will act as a third party administrator, will be compensated based on a per member per month administration fee, and will not be financially responsible or otherwise at risk for the provision of services to insureds. In contrast to the agreement with MCS HMO, the Government will now be financially responsible and bear the risk for the provision of services to insureds in the five regions administered by Triple-S. As of December 6, 2011, the Government was evaluating the extent of the impact of the agreement with Triple-S on the budget of the health insurance program for fiscal year 2012 and no assurance could be given that the amounts budgeted would be sufficient to cover the additional financial responsibility and risk assumed.

Puerto Rico Highways and Transportation Authority. Puerto Rico Highways and Transportation Authority (“PRHTA”) is responsible for highway construction in Puerto Rico. Such construction is financed by debt (interim notes and revenue bonds), revenues of PRHTA, and federal and Commonwealth grants.

PRHTA reported a preliminary net operating loss of $523.6 million for fiscal year 2011, compared to a net operating loss of $445.3 million for fiscal year 2010 and $493.9 million for fiscal year 2009. As of June 30, 2011, PRHTA’s total debt was $7.4 billion, consisting of $6.1 billion of bonds and $1.3 billion of GDB financings. As of September 30, 2011, PRHTA’s total debt decreased to $6.7 billion, consisting of $5.1 billion of bonds and $1.6 billion of GDB financings.

Debt service on PRHTA’s revenue bonds constitutes a first lien on its gross revenues, which, as of December 6, 2011, consisted of all the proceeds of the tax on gasoline, one-half of the proceeds of the tax on gas oil and diesel oil, all the proceeds of the excise taxes on crude oil, unfinished oil and derivative products, up to $120 million per fiscal year, highway toll revenues and the gross receipts of $15.00 per vehicle per year from certain motor vehicle license fees. Such revenues (except for toll revenues) may be applied first to the payment of debt service on general obligation bonds and notes of the Commonwealth and to payments required to be made by the Commonwealth under its guarantees of bonds and notes, to the extent that no other revenues are available for such purpose. As of December 6, 2011, the Commonwealth had never applied such revenues for such payment.

PRHTA has a mass transit system, known as Tren Urbano, serving a portion of metropolitan San Juan. It was constructed under several design/build contracts and is being privately operated under a five-year contract with an additional five-year option at PRHTA’s election. The cost of the project was $2.4 billion, which cost was financed by federal Transit Administration grants, other federal funding sources and PRHTA’s own resources, including revenue bonds. Tren Urbano commenced operations in June 2005. The operation of the Tren Urbano generated a loss of $51.7 million, $64.5 million, and $62.5 million in fiscal years 2010, 2009 and 2008, respectively.

PRHTA is a party to a concession agreement under which a private company designed, constructed and is operating a toll bridge spanning the San José Lagoon. The toll bridge was financed with special facility revenue bonds of PRHTA, payable by the private operator of the bridge principally from toll revenues. The concession is for a term of 35 years, subject to earlier termination or extension. The bridge opened for traffic in February 1994. In certain circumstances described in the concession agreement, including where toll revenues are insufficient to generate certain rates of return to the private operator, the private operator may require PRHTA, among other things, to assume the operator’s obligations with respect to the special facility revenue bonds. Some of those circumstances, including lower than projected toll revenues, existed as of December 6, 2011, but, as of that date, PRHTA did not anticipate that the operator would exercise its remedy against PRHTA.

On September 22, 2011, PRHTA and PPP Authority completed the procurement process whereby a concession agreement was awarded to Metropistas, for the operation of toll roads PR-22 and PR-5. In connection with the establishment of the concession, PRHTA defeased, redeemed and/or purchased approximately $873.1 million aggregate principal amount of its bonds. See “Economy—Fiscal Stabilization and Economic Reconstruction — Public-Private Partnerships.”

Puerto Rico Industrial Development Company. Puerto Rico Industrial Development Company (“PRIDCO”) participates in the Commonwealth-sponsored economic development program by providing physical facilities, general assistance, and special incentive grants to manufacturers. PRIDCO reported a consolidated change in net assets of $8.4 million for fiscal year 2011, compared to a consolidated change in net assets of $10.3 million for fiscal year 2010, and a consolidated change in net assets of $6.0 million for fiscal year 2009. Rentals derived from the leasing of specified facilities of PRIDCO are pledged to the payment of PRIDCO’s revenue bonds. As of June 30, 2011, PRIDCO’s total debt was $423.1 million, including approximately $88.5 million from GDB financings and the outstanding debt of Puerto Rico Industrial Investment Corporation, a subsidiary of PRIDCO.

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority. The Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”) was created to finance (through the issuance of its revenue bonds) industrial, tourist, educational, medical, and environmental control facilities in Puerto Rico for the use of private companies, non-profit entities, or government agencies. The bonds are payable solely from payments to be made to AFICA by such private companies, non-profit entities, or government agencies, and do not constitute a debt of the Commonwealth or any of its other public corporations or municipalities. As of June 30, 2011, approximately $1.45 billion of AFICA’s bonds were outstanding. In addition, as of June 30, 2011, AFICA had a $67 million line of credit with GDB with a principal outstanding balance of $59.3 million used for the acquisition of assets from PREPA.

Puerto Rico Infrastructure Financing Authority. PRIFA was created to provide financial, administrative, consulting, technical, advisory, and other types of assistance to other public corporations, governmental instrumentalities, political subdivisions and municipalities (collectively, “Benefited Entities”) authorized to develop infrastructure facilities and to establish alternate means for financing those facilities. PRIFA is authorized to issue bonds and provide loans, grants and other financial assistance for the construction, acquisition, repair, maintenance and reconstruction of infrastructure projects by Benefited Entities.

As of June 30, 2011, PRIFA’s total debt was $1.85 billion. This debt includes bonds outstanding of $1.84 billion and interim financing for capital improvements of $10.3 million.

PRIFA oversees the Puerto Rico Infrastructure Fund, which is being funded annually through fiscal year 2052 with the first $117 million of proceeds of federal excise taxes imposed on rum and other articles produced in Puerto Rico and sold in the United States that are transferred to Puerto Rico pursuant to the United States Internal Revenue Code of 1986, as amended. See “Revenues and Expenses—Major Sources of General Fund Revenues — Revenues from Non-Commonwealth Sources.” As of December 6, 2011, rum was the only article produced in Puerto Rico subject to federal excise taxes, the proceeds of which are required to be returned to the Treasury Department. PRIFA is using these funds to pay debt service of bonds issued to finance various infrastructure projects.

PRIFA also has custody and control of the Infrastructure Development Fund and its Corpus Account, a perpetual account established under Act No. 92 of June 24, 1998 that was funded with $1.2 billion of the proceeds of the sale of Puerto Rico Telephone Company. The interest earned on the securities held in the Corpus Account were being used by PRIFA to pay debt service on its $1.1 billion Series 2000 A and B Bonds. Act No. 3, approved by the Legislative Assembly of the Commonwealth on January 14, 2009 (“Act 3”), authorized the sale of the securities held in the Corpus Account. PRIFA sold the securities in January 2009 and used the proceeds to: (i) make a deposit into an escrow account in an amount sufficient to retire the Series 2000 A and B Bonds on October 1, 2010, (ii) make a deposit to the General Fund which was applied to cover a portion of the Commonwealth’s budget deficit, (iii) make a transfer to GDB as a capital contribution, and (iv) make a deposit to the Corpus Account to be invested in a long-term investment agreement with GDB.

As part of the Government’s actions to address in part the financial condition of the Employees Retirement System, the Government enacted Act 96. On June 23, 2011, in accordance with Act 96, $162.5 million of funds on deposit in the Corpus Account were contributed to the Employees Retirement System and invested in capital appreciation bonds issued by COFINA maturing annually on August 1, 2043 through 2048 and accreting interest at a rate of 7%. PRIFA also invested $165.0 million of funds on deposit in the Corpus Account in capital appreciation bonds of COFINA maturing annually on August 1, 2045 through 2050 and accreting interest at 7%.

Pursuant to Act No. 8 of March 9, 2009, PRIFA is responsible for implementing in the Commonwealth the applicable provisions of ARRA. One of its main responsibilities regarding ARRA is to maximize the flow of funds from the Federal Government for the appropriate investment in qualified projects and activities. PRIFA also has responsibility for the receipt, administration and disbursement of such funds and monitoring those governmental agencies and entities that receive ARRA funds.

Puerto Rico Municipal Finance Agency. Puerto Rico Municipal Finance Agency (“MFA”) is authorized to issue bonds to purchase general obligation bonds and notes of Puerto Rico municipalities and to fund a debt service reserve. Debt service on MFA’s bonds is payable from debt service payments on municipal bonds and notes held by MFA and from the debt service reserve, including investment income thereon. The Commonwealth has agreed to pay such amounts to the debt service reserve as may be necessary to maintain it at its required level, subject to appropriation by the Legislative Assembly, which appropriation is authorized but not legally required to be made. Through December 6, 2011, no such payments had been required. As of June 30, 2011, MFA had $1.1 billion of bonds outstanding.

Port of the Americas Authority. PAA is responsible for the development and operation of the Port of the Americas (the “Port”), a deep draft port on the south coast of Puerto Rico.

PAA is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port. As of December 6, 2011, GDB was authorized by law to purchase bonds of PAA in an aggregate principal amount not to exceed $250 million. As of June 30, 2011, GDB held approximately $214.5 million of PAA’s outstanding bonds, which are guaranteed by the Commonwealth.

The first phase of the Port was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. The second phase of the Port was completed during the first quarter of calendar year 2009. This phase, which was designed to provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”) per year, included (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet, (ii) reconstructing the container terminals, (iii) commencing certain required environmental risk mitigation procedures, and (iv) preparing final construction schematics.

A third phase, which provides for the expansion of the Port’s capacity, was initiated in August 2008. This phase includes, among other improvements, (i) infrastructure improvements related to access roads, (ii) relocation of the storm sewer channel, (iii) relocation of the server, water and power distribution systems, (iv) additional dredging at certain pier locations, (v) the expansion of the container terminal, and (vi) additional mitigation measures. The first expansion under this phase is expected to provide sufficient capacity to process 500,000 TEU annually. This phase is expected to be finished in 2012.

Puerto Rico Ports Authority. Ports Authority owns and operates the major airport and seaport facilities in Puerto Rico. Ports Authority derives revenues from a variety of sources, including charges on airplane fuel sales, air terminal space rentals, landing fees, wharfage, dockage and harbor fees, and rentals for the lease of property and seaport equipment. Ports Authority reported operating losses of $38.7 million and $46.7 million during fiscal years 2010 and 2009, respectively. As of June 30, 2011, the Ports Authority had $737.8 million in debt, including approximately $155.3 million from GDB financings.

As of June 30, 2011, the outstanding balance of the credit facilities for capital improvements with private financial institutions was $533.7 million, which is guaranteed by GDB.

Puerto Rico Public Buildings Authority. PBA is authorized to construct, purchase or lease office, school, health, correctional and other facilities for lease to departments, public corporations, and instrumentalities of the Commonwealth. Bonds that have been issued by PBA to finance such facilities (through retirement of interim notes or otherwise) are payable from lease payments, which are largely derived from legislative appropriations and are secured by the Commonwealth’s guaranty. PBA is authorized by law to have outstanding at any one time up to $4.3 billion of bonds guaranteed by the Commonwealth.

On August 24, 2011 PBA issued $756,449,000 Government Facilities Revenue Bonds, Series R (Qualified School Construction Bonds—Issuer Subsidy) and $303,945,000 Government Facilities Revenue Bonds, Series S. The proceeds of this bond issue are to be used to pay part of the cost of constructing, renovating, remodeling and/or improving approximately 100 public schools.

As of October 1, 2011, PBA had $4.049 billion principal amount of bonds outstanding (not including accretion of interest from the respective issuance dates on capital appreciation bonds). As of October 1, 2011, PBA’s line of credit with GDB had an outstanding balance of $119.8 million.

Puerto Rico Sales Tax Financing Corporation. COFINA is an independent governmental instrumentality of the Commonwealth created by Act 91 of 2006. COFINA was originally created for the purpose of financing the payment, retirement, or defeasance of certain appropriation-backed debt outstanding as of June 30, 2006, payable to GDB and PFC.

In 2009, the Legislative Assembly of Puerto Rico expanded the purposes for which COFINA was created and, correspondingly, increased its revenues by increasing from 1% to 2.75% (one-half of the tax rate of 5.5%) the portion that is transferred to COFINA of the sales and use tax imposed by the central government. As a result, COFINA was authorized to issue bonds for the following additional purposes: (i) to pay, in whole or in part, the debt of the Secretary of the Treasury with GDB in the amount of $1 billion, the proceeds of which were used to cover the budgetary deficit for fiscal year 2009, (ii) to pay, in whole or in part, certain financing granted to the Secretary of the Treasury by GDB payable from future Commonwealth general obligation bonds, and any debt of the Commonwealth outstanding as of December 31, 2008 that did not have a source of repayment or was payable from budgetary appropriations, (iii) to pay, in whole or in part, the accounts payable to suppliers of the Commonwealth, (iv) to pay or finance operational expenses of the Commonwealth for fiscal years 2009, 2010, and 2011, (v) to pay or finance operational expenses of the Commonwealth for fiscal year 2012, which would have to be included in the annual budget of the Government of Puerto Rico, (vi) to fund the Puerto Rico Economic Stimulus Fund, (vii) to fund the Commonwealth Emergency Fund in order to cover expenses resulting from catastrophic events such as hurricanes or floods, and (viii) to generate moneys to fund the Economic Cooperation and Public Employees Alternatives Fund. As of June 30, 2011, COFINA had approximately $13.8 billion outstanding of its Sales Tax Revenue Bonds (excluding all accretion on capital appreciation bonds).

Special Communities Perpetual Trust. Perpetual Trust is a public corporation created by law to be an irrevocable and permanent trust. Perpetual Trust’s principal purpose is to fund development projects that address the infrastructure and housing needs of underprivileged communities. GDB made a special capital contribution to Perpetual Trust of $500 million and provided Perpetual Trust with a $500 million, non-revolving, line of credit. As of June 30, 2011, Perpetual Trust had disbursed most of its funds and its line of credit with GDB had an outstanding balance of $367.9 million. The line of credit is payable from legislative appropriations.

University of Puerto Rico. The University of Puerto Rico (the “University”), with approximately 62,342 students at the beginning of academic year 2010-2011, is by far the largest institution of higher education on the Island. Government appropriations are the principal source of University revenues, but additional revenues are derived from tuition, student fees, auxiliary enterprises, interest income, federal grants, and other sources. University capital improvements have been financed mainly by revenue bonds. As of June 30, 2011, the University’s total debt was $626.6 million (excluding $18.9 million owed by the University’s Medical Services).

In 2000, AFICA issued its $86,735,000 Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) for the purpose of financing the construction of additional student housing and parking and office space for the University. The project was built, is being operated by Desarrollos Universitarios, Inc., a Puerto Rico not-for-profit corporation, and is leased to the University for a term equal to the term of the bonds, with University lease payments being sufficient to pay debt service on the bonds as they become due. These bonds are not included in the University’s total debt or outstanding revenue bonds set forth in the prior paragraph.

In June 2007, the Board of Trustees of the University approved Certification No. 60 establishing a new policy and methodology for tuition fees structure. This new structure covers the tuition fees to be charged to new students until academic year 2012-2013. This policy was adopted to pursue continued development and financial stability of the University.

In June 2010, the Board of Trustees of the University approved Certification No. 146 establishing a $400 stabilization fee to be charged each semester to all students in addition to tuition charges and other fees already in place at the University. This stabilization fee was imposed to address the University’s fiscal difficulties and is expected to increase annual revenues by approximately $40 million.

As a result of a student-led strike that lasted approximately two months, on June 26, 2010, the Middle States Commission on Higher Education (the “Commission”), the regional accreditation entity of the eleven units that comprise the University system, placed on probation ten of the University’s units for lack of evidence of compliance with two of fourteen accreditation standards. This action was prompted by a student stoppage that interrupted the operations of these units for up to 62 days, but less in most cases. The ten affected units are expected to remain fully accredited while on probation. After a Monitoring Report submitted by the ten affected units in September 2010 and a subsequent evaluation visit, the Commission lifted probation over one of the questioned standards and added an additional standard, thereby continuing the review over two of the fourteen accreditation standards.

A second Monitoring Report was submitted to the Commission by the ten affected units on March 1, 2011 to further substantiate compliance with these two standards. Evaluation visits to the eleven units of the University were conducted between March and April 2011 as a follow up to the probationary process as well as the regular decennial re-accreditation review for some of the units. Following these visits, the evaluation teams reported that they intended to inform the Commission that 95% of all accreditation standards evaluated throughout the system were found in compliance, and significant progress was evidenced in the remaining 5%. In June 2011, the Commission lifted probation and reaffirmed accreditation of seven of the ten affected units.

Evaluation visits to the three units of the University on probation were conducted in September 2011. Following these visits, the evaluation teams reported that they intended to inform the Commission that these units were in full compliance with the standards under review. The Commission was expected to act upon the evaluation teams recommendations at their meeting in November 2011. The University anticipated that probation would be lifted for the three remaining units on probation after the meeting.

Other public corporations. Public corporations not described above have outstanding debt in the aggregate amount of $1.702 billion as of June 30, 2011. Debt service on $915 million of such outstanding debt is being paid from legislative appropriations. The Commonwealth is not, however, obligated to make any such appropriations. Additional legislative appropriations are made to enable certain of such corporations to pay their operating expenses.

REVENUES AND EXPENSES

Revenues

The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income, excise and sales and use taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

Preliminary Revenues for the First Seven Months of Fiscal Year 2012

As of March 7, 2012, the Commonwealth reported that preliminary General Fund net revenues for the first seven months of fiscal year 2012 (from July 1, 2011 to January 31, 2012) were $4.727 billion, an increase of $549.9 million, or 14.8%, from $3.722 billion of net revenues for the same period for the prior fiscal year. These revenues represented 49% of budgeted revenues of $8.650 billion for the fiscal year and use tax collections for the same period in the prior fiscal year.

General Fund Preliminary Revenues for Fiscal Year 2011 Compared to Fiscal Year 2010

As of December 6, 2011, the Commonwealth reported that General Fund preliminary total revenues (including lottery revenues) for fiscal year 2011 were $8.165 billion, representing an increase of $449.3 million, or 5.8%, from fiscal year 2010 revenues. The major changes from fiscal year 2010 were: (i) decreases in income taxes from individuals of $407.4 million or 15.7%, resulting from the implementation of the tax reform (ii) an increase of $170.1 million in taxes withheld from non-residents, and (iii) an additional approximate $677.8 million from the a new excise tax imposed on entities that purchase products manufactured in Puerto Rico by their affiliates under the provisions of Act 154, discussed below.

As of December 6, 2011, the Commonwealth further reported that General Fund preliminary total expenses (on a cash basis) for fiscal year 2011 amounted to $9.153 billion, which were composed of $9.1 billion of operational expenses and $86.8 million transferred to the redemption fund. The difference between preliminary revenues and expenses for fiscal year 2011 of $900.8 million was covered principally with proceeds from a COFINA bond issue.

General Fund Revenues for Fiscal Year 2010 Compared to Fiscal Year 2009

General Fund total revenues (including lottery revenues) for fiscal year 2010 were $7.716 billion, representing an increase of $6 million from fiscal year 2009 revenues and an increase of $46 million from budgeted revenues for fiscal year 2010. The principal changes in sources of revenues from fiscal year 2009 include a decrease in the sales and use tax received by the General Fund of $256.8 million due to the increased allocation of this tax to COFINA, as discussed in “Major Sources of General Fund Revenues—Sales and Use Taxes” below. This decrease in the amount of sales and use taxes allocated to the General Fund was fully offset, however, by increases in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $226.8 million and $60.5 million, respectively, as a result of the temporary and permanent revenue raising measures implemented as part of the Commonwealth’s fiscal stabilization plan under Act 7. See “Major Sources of General Fund Revenues—Income Taxes” below. Revenues from income taxes for fiscal year 2010 were approximately the same as in fiscal year 2009, reflecting the continuing impact of the ongoing economic recession.

General Fund total expenses (on a cash basis) for fiscal year 2010 amounted to $9.447 billion, which were composed of $9.0 billion of operational expenses and $447.3 million transferred to the redemption fund. The difference between revenues and expenses for fiscal year 2010 of $1.3 billion was covered principally with proceeds from a COFINA bond issue.

Major Sources of General Fund Revenues

Income Taxes

The historical revenue data presented is based on collections realized or accrued under the provisions of the Internal Revenue Code of 1994, as amended (the “PR Code”), which applied to taxable years beginning after June 30, 1995 and ending before January 1, 2011. The PR Code was replaced by the Internal Revenue Code for a New Puerto Rico, enacted as Act 1 of 2011, which will apply for taxable years commencing after December 31, 2010. See “Tax Reform” below. Many of the provisions of Act 1 of 2011 are identical to the equivalent provisions of the PR Code. Thus, unless otherwise noted, the discussion below refers to the provisions of both the PR Code and Act 1 of 2011.

The PR Code imposed a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax was imposed on certain payments made to non-residents of Puerto Rico, which was collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The PR Code had four tax brackets for individuals with tax rates of 7%, 14%, 25%, and 33%. The highest income tax bracket applicable to individuals under the PR Code was $50,000.

Under Act 1 of 2011, the highest income tax bracket gradually increases every year for the six years starting in taxable year 2011 from $60,000 to $121,500. For taxable years starting before January 1, 2016, the income tax rates applicable to individuals remain unaltered under Act 1 of 2011. After January 1, 2016, the top individual rate is lowered to 30%. Certain requirements must be satisfied in order for tax benefits under Act 1 of 2011 to enter into effect for taxable years starting after December 31, 2013. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at an income tax rate of 10%.

Gains realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at an income tax rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at an income tax rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for an income tax rate of 10%.

Corporations. Puerto Rico corporations are subject to tax on income from all sources; foreign corporations that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation qualifies for partial exemption from corporate income and other taxes under the tax incentives programs (see “Economy—Tax Incentives” above), it is subject to tax at graduated rates.

In general, the PR Code provided for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, were taxed at a maximum regular income tax rate of 15%. Under Act 1 of 2011, for taxable years commencing after December 31, 2010, the highest corporate income tax rate is lowered to 30% for net taxable income in excess of $1,750,000 (it will be reduced to 25% for taxable years starting after December 31, 2013 subject to the satisfaction of certain conditions) and the Puerto Rico alternative minimum tax is also reduced from a rate of 22% to the greater of (i) the amount produced by applying a minimum rate of 20% to the Puerto Rico alternative minimum net income or, (ii) subject to certain exceptions, the amount produced by applying a 1% excise tax on the purchase from related parties of tangible personal property to be used in a Puerto Rico trade or business applicable to persons with gross sales of $50 million or more during any of three preceding taxable years. Dividends received by Puerto Rico corporations and partnerships from foreign corporations engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and the partners of partnerships operating under a new grant of tax exemption issued under the Economic Incentives Act are subject to a maximum income tax rate of 4% during their basic exemption period. Corporations and the partners of partnerships covered by the Tourism Development Act are subject to a maximum tax rate of 39% on their taxable income after applying the 90% exemption granted under the Tourism Development Act, which results in a maximum effective tax rate of 3.9% on their net tourism development income. Under Act 1 of 2011, the net income of corporations and partnerships covered under the Tourism Development Act is subject generally to a maximum effective tax rate of 3%.

The PR Code and Act 1 of 2011 generally impose a branch profits tax on resident foreign corporations whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid by Puerto Rico resident borrowers to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid by Puerto Rico resident borrowers to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations operating under new grants of tax exemption issued under the Economic Incentives Act and the Green Energy Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by corporations covered under the Economic Incentives Act to non-resident recipients are subject to an income tax withholding of 2% or 12%, depending on certain elections made by the grantee, and in the case of corporations covered by the Green Energy Incentives Act, royalty payments to non-residents are subject to an income tax withholding of 12%.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% income tax withholding.

Act 7—Special Tax Measures Implemented as part of the New Administration’s Fiscal Stabilization Plan. Act 7 was enacted as part of the new administration’s Fiscal Plan, and sought, among other things, to increase the tax revenues of the Puerto Rico government by imposing certain permanent and temporary tax increases.

With respect to income taxes, Act 7 included the following temporary measures that were applicable for taxable years commenced after December 31, 2008 and before January 1, 2012:

(i)	taxable corporations and individuals whose adjusted gross income equaled or exceeded $100,000 (for single individuals) or $150,000 (in the case of married persons filing jointly) were subject to a surtax of 5% on their total tax liability (for taxable years commencing after December 31, 2010, Act 1 of 2011 eliminates this surtax);

(ii)	international banking entities that do not operate as bank units were subject to a 5% income tax on their entire net income computed in accordance with the PR Code (international banking entities operating as bank units were subject to this 5% tax on their net income that does not constitute excess net income);

(iii)	credit unions, their subsidiaries, and affiliates were subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); however, if the Government of Puerto Rico collected $690 million prior to January 1, 2012, the 5% tax would not be applicable for the remaining period;

(iv)	the Cooperative Bank, its subsidiaries, and affiliates were subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(v)	insurance cooperatives were subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); and

(vi)	international insurers and holding companies of international insurers were subject to a 5% tax on their net income (these entities were totally exempt before the enactment of Act 7).

Notwithstanding the above, Act 1 of 2011 limited the duration of the 5% surtax on income derived by certain individuals and corporations and the special property tax to two years.

Act 7 also provided as a permanent measure a change in the method of computing the net income subject to Puerto Rico alternative minimum tax (“Puerto Rico AMT”) in the case of individuals by including in the computation various categories of exempt income and income subject to preferential tax rates under the PR Code, such as: (a) long-term capital gains, which enjoy a preferential tax rate of 10% under the PR Code; (b) dividends that are taxable at the rate of 10% under the PR Code; (c) interest on bank deposits and individual retirement accounts subject to the special 10% and 17% preferential income tax rates, respectively; and (d) interest from notes or bonds eligible for the special 10% tax rate provided by the PR Code.

Another change introduced by Act 7, for taxable years commenced after December 31, 2008 and before January 1, 2012 was an adjustment to the calculation of the net income subject to the Puerto Rico AMT in the case of entities taxed as corporations that denied a deduction for expenses paid or accrued for services rendered outside of Puerto Rico by a related party. Lastly, different income tax credits awarded to investors under certain special laws for activities such as revitalization of urban centers (only in part), venture capital, solid waste, housing infrastructure, and rehabilitation of social-interest housing (only projects without qualification certifications as of March 9, 2009), among others, could not be claimed or granted for taxable years commenced after December 31, 2008 and before January 1, 2012. Tax credits associated with manufacturing, tourism, and cinematographic projects, however, were not affected by Act 7.

Tax Reform

The tax reform consists of two phases focused on providing tax relief to individuals and corporations, promoting economic development and job creation, simplifying the tax system and reducing tax evasion. The tax reform is projected to provide taxpayers aggregate annual savings of $1.2 billion for each of six fiscal years, commencing in taxable year 2011.

The first phase, enacted as Act No. 171 of November 15, 2010, applied to the 2010 tax return and was to provide a tax credit to each individual and corporate taxpayer. The tax credit applicable to individuals and determined by reference to the tax liability ranged from 7% for those taxpayers in higher brackets to 15% for taxpayers in the lowest bracket. Corporate taxpayers were also to be entitled to a 7% tax credit determined by reference to the tax liability; provided, that such taxpayer paid the statutorily required Christmas bonus for 2010. Also, the corporate net operating loss carryforward was extended from 7 years to 10 years. This first phase was expected to provide individual and corporate taxpayers with aggregate savings of $309 million for taxable year 2010.

The second phase, enacted as Act 1 of 2011, (i) promotes employment by doubling the earning income credit and increasing the maximum applicable income to qualify for such credit; (ii) provides a $400 tax credit to individuals over 65 years of age with an income below $15,000; (iii) significantly reduces individual income tax rates and only allows the following five deductions (a) mortgage interest up to 30% of adjusted gross income, (b) charitable contributions up to 50% of adjusted gross income, (c) medical expenses in excess of 6% of adjusted gross income, (d) interest on student loans, and (e) contributions to retirement plans and accounts, including individual retirement accounts, health savings accounts and education savings accounts; and (iv) significantly reduces corporate income tax rates.

The reduction in income tax revenues resulting from the implementation of the tax reform is expected to be offset by the additional revenues produced by (i) an expanded income tax source rule and a new excise tax imposed on entities that purchase products manufactured in Puerto Rico by their affiliates under the provisions of Act 154, discussed below, (ii) enhanced enforcement efforts, including the statutorily required reporting of certain client information by financial institutions to the Treasury Department, and (iii) increased economic activity produced by the tax relief measures. The combined effect of the tax reform measures and the revenue and enforcement measures is expected to be revenue positive. Act 1 of 2011 conditions the implementation of the tax reductions applicable to individuals and corporations after fiscal year 2014 on the Commonwealth’s ability to continue its path towards fiscal stability. Specifically, the tax relief provisions for individuals and corporations for taxable years 2014 through 2016 will only be implemented if (i) OMB certifies that the expense control target has been met, (ii) the Treasury Department certifies that General Fund revenue target has been met and (iii) the Planning Board certifies a year-over-year target increase in gross domestic product. There is no assurance that sufficient revenues will be collected to partially offset the reduction in income tax revenues expected from the implementation of the tax reform.

Act 154—Expanded Income Taxation and New Excise Tax. Act 154, approved on October 25, 2010, as amended, seeks, among other things, to balance the tax burden among the taxpayers and increase the tax revenues of the Government. Act 154 modified the income taxation of certain nonresident alien individuals, foreign corporations and foreign partnerships (each, a taxpayer) by expanding the circumstances in which such persons would be subject to Puerto Rico income taxation, and the Act imposed an excise tax on the acquisition of certain personal property manufactured or produced in whole or in part in Puerto Rico and on the acquisition of certain manufacturing services carried out in Puerto Rico. Act 154 applies to income realized and acquisitions occurring after December 31, 2010.

The Act provides that, in certain circumstances, taxpayers will be deemed to be engaged in trade or business in Puerto Rico and taxable in Puerto Rico with respect to a portion of their income where the taxpayers engage in significant transactions with other persons that are members of the same controlled group. Where a person engages in significant transactions with a member of the same controlled group that has gross receipts of seventy-five million dollars or more in any of the last three years and that manufactures or produces goods in Puerto Rico, or provides services in connection with the manufacture or production of goods in Puerto Rico, the person will not be subject to income tax, and will instead be subject to the excise tax in lieu of any income tax. The excise tax is to apply for a period of six years. The excise tax is based on the value of the personal property or services acquired and was slated to be 4% for calendar year 2011, declining to 3.75% in 2012, 2.75% in 2013, 2.5% in 2014, 2.25% in 2015 and 1% in 2016. On December 29, 2010, the Treasury Department adopted regulations that provide certain tax credits against the temporary excise tax that lessen its impact on affected taxpayers subject to the temporary excise tax. These regulations became effective on January 1, 2011. The regulations address implementation and interpretation issues and include provisions regarding certain applicable credits against the tax subject to maintaining a baseline employment and other conditions. The Government expects that this excise tax will affect foreign corporations or partnerships that are principally engaged in the manufacturing of pharmaceuticals and electronics. The Government expected to raise approximately $1.4 billion from the excise tax during the first year of implementation of Act 154 and expects to raise $5.6 billion for the six year period that the excise tax is in place.

While the Government expects that certain taxpayers subject to the excise tax will be able to credit all or a portion of the excise tax paid against their U.S. federal income tax liabilities, it is uncertain how this new tax will affect each individual taxpayer. The long-term effects of the excise tax on the manufacturing sector of the Puerto Rico economy are also uncertain.

The first monthly excise tax payment was due in February 2011. The collections for the first nine monthly excise tax payments (from February through October 2011) were $1.325 billion. These amounts are consistent with the Government’s projection of annual collections from the excise tax.

Based on its analysis, the Government believes that the revenue projections from the taxes imposed by Act 154 are reasonable. However, since such taxes only became effective on January 1, 2011, there can be no assurance that the revenues therefrom, together with the other revenue enhancement measures included in the tax reform, will be sufficient to fully offset the reduction in income tax revenues expected from other aspects of the tax reform.

In connection with the expansion of the taxation of foreign persons by Act 154, the Government obtained a legal opinion regarding the creditability of the excise tax for U.S. federal income tax purposes. The opinion concludes that the excise tax should be creditable against U.S. federal income tax. That conclusion was based in part upon a determination that the expansion of the taxation of foreign persons and the imposition of the excise tax more likely than not satisfy the constitutional requirements of due process and the Commerce Clause of the United States Constitution, for reasons discussed therein.

On March 30, 2011, the IRS issued Notice 2011-29 addressing the creditability of the new excise tax imposed by Act 154. Notice 2011-29 provides that the provisions of the new Puerto Rico excise tax are novel and the determination of its creditability requires the resolution of a number of legal and factual issues. Pending the resolution of those issues, the IRS will not challenge a taxpayer’s position that the excise tax is a tax in lieu of an income tax under Section 903. The IRS also provided that any change in the foregoing tax credit treatment of the excise tax after resolution of the pending issues will be prospective and will apply to excise tax paid or accrued after the date that further guidance is issued.

As of December 6, 2011, Act 154 had not been challenged in court; consequently, no court had passed on the constitutionality of Act 154. There can be no assurance that its constitutionality will not be challenged and that, if challenged, the courts will uphold Act 154. To the extent a court determines that the imposition of the excise tax or the expansion of the income tax or both are unconstitutional, the Government’s revenues may be materially adversely affected.

Sales and Use Taxes

Act No. 117 of July 4, 2006 (“Act 117”) amended the PR Code to provide, among other things, for a general sales and use tax of 5.5% to be imposed by the central government (the “Commonwealth Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sales and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Commonwealth Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Commonwealth Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) motor vehicles, (ii) non-prepared food, (iii) health care services and prescription medicines, (iv) certain bakery goods, (v) crude oil and its derivatives, including gasoline, (vi) hotel room charges, (vii) financial services, (viii) services provided by the Commonwealth, including electricity and water, and (ix) local sales of goods to be used as content in a manufactured good, whether or not bound for export.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006. The revenues derived from the Sales Tax are distributed as follows: 5.5% goes to the central government and 1.5% to Puerto Rico’s municipalities. One half of the 5.5% Commonwealth Sales Tax is transferred to the Dedicated Sales Tax Fund, created by Act 91 of 2006, as amended, and the balance goes to the General Fund. The 1.5% Municipal Sales Tax is divided as follows: (i) 1% goes to the municipalities, and (ii) 0.5% goes to the Municipal Improvements Fund. The increase in revenues generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

The Treasury Department has reported and recorded Commonwealth Sales Tax revenues on a “modified cash basis.” This means that the figures for each month represent the sales taxes corresponding to sales made by merchants and retailers and sales tax collected by such merchants and retailers during that month, but reported and remitted to the Treasury Department during the following month.

Effective fiscal year 2010, the Treasury Department began reporting Commonwealth Sales Tax revenues on a cash basis in order to report these revenues on the same basis and at the same time as it reports all other tax revenues. Accordingly, for fiscal year 2010, Commonwealth Sales Tax revenues were reported in the month in which such revenues were received by the Treasury Department. The new reporting method became effective as of July 1, 2009. Thus, the figures for sales tax collections previously reported in June 2009 were transferred to July 2009.

The Sales Tax generated revenues for the General Fund of approximately $547.6 million for fiscal year 2011.

The Treasury Department has also sponsored legislation to limit or close certain gaps that existed in Act 117, as amended. In this regard, one of the amendments incorporated in Act 7 requires a merchant or retailer to file his or her Commonwealth Sales Tax monthly return on or prior to the tenth day of the following month, rather than the twentieth day (as originally required in Act 117). Such amendment also provides that the Commonwealth Sales Tax exemption applicable to resellers applies only to merchants and retailers (i) with gross sales greater than or equal to $500,000 or (ii) that do not meet the $500,000 sales threshold but meet certain other requirements imposed by the Treasury Department. A merchant or retailer that meets neither the $500,000 threshold nor the other requirements imposed by the Treasury Department would still be entitled to a credit on sales tax paid on merchandise acquired for resale that must be claimed in each monthly filing. This measure is intended to enable responsible taxpayers to take advantage of the exemption while preventing non-compliant merchants and retailers from abusing the exemption.

Excise Taxes

The PR Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles, heavy equipment, boats and certain petroleum products, which are taxed at different rates.

Under Act 7, the excise tax was increased on certain articles (cigarettes and certain alcoholic beverages) and was expanded with respect to others (motor vehicles). With respect to cigarettes, the increase was approximately 81% per taxable unit. For certain alcoholic beverages, the increase ranges between $0.30 and $0.70 per standard gallon. Motor vehicles, motorcycles, all terrain vehicles and “scooters,” which used to be subject to the Sales Tax, are now subject to an excise tax of 10%.

Property Taxes

Personal property, which accounts for approximately 46% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $150,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, 1.03% of the property tax based on the assessed value of all property (other than exempted property) is used for purposes of paying the Commonwealth’s general obligation debt and is deposited in the Commonwealth’s Redemption Fund.

One of the amendments incorporated in Act 7 was that, for fiscal years 2010 through 2013, the appraisal values of real property in Puerto Rico were increased tenfold and the real personal property tax rates applicable to such values were reduced tenfold so as to offset any increased tax that would have otherwise been applicable due to the increase in appraisal values. This temporary amendment, which is expected to be revenue neutral, was intended to increase the borrowing capacity of Puerto Rico’s municipalities.

Act 7 did impose, however, an additional real property tax on residential and commercial real properties with appraised values in excess of approximately $210,000. This tax was to apply during fiscal years 2010, 2011 and 2012, or until $690 million was collected. The additional real property tax, which was to be collected by the Treasury Department, was to be equal to 0.591% of such properties’ appraised value as determined by CRIM. Act 1 of 2011 eliminated this additional real property tax for fiscal year 2012.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from Non-Commonwealth Sources

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from Puerto Rico to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. As of December 6, 2011, the excise tax on shipments of rum from Puerto Rico and other rum producing countries was $13.50 per gallon. Of this amount, as of December 6, 2011, the lesser of $10.50 per proof gallon and the actual excise tax imposed was returned (“covered over”) to the Commonwealth. Since 1999, however, the U.S. Congress has enacted special supplementary legislation increasing the maximum amount covered over to the Commonwealth to $13.25 per proof gallon. For fiscal year 2011, the total excise taxes on rum shipments returned to the Commonwealth was $430 million, of which $329 million went to the General Fund.

In June 2008, the Government of the United States Virgin Islands (the “USVI”) signed an agreement with Diageo USVI, Inc. (“Diageo”) for the construction and operation of a new rum distillery in St. Croix, USVI, that is to manufacture Captain Morgan branded products to be sold in the United States beginning in January 2012. As of December 6, 2011, all rum used in Captain Morgan products sold in the United States was procured through a supply contract with Serralles Distillery (“Serralles”) in Puerto Rico which was due to expire on December 31, 2011. The Government estimates that the exports of Captain Morgan rum produced in Puerto Rico by Serralles during calendar year 2009 were 9,403,224 proof gallons. These rum exports of Captain Morgan resulted in an estimated $124.5 million in excise tax on rum shipments returned by the United States to Puerto Rico during fiscal year 2009. As a result of the termination of the contract between Serralles and Diageo, it is expected that after 2011, the income received by the Commonwealth from the federal excise tax on rum shipments will decrease unless Serralles is able to find other clients in the United States for the volume of bulk rum previously purchased by Diageo for its Captain Morgan products.

In an effort to maintain the local rum industry, as a result of the threat posed by the USVI’s agreement with Diageo, and preserve or increase the amount of federal excise taxes on rum shipments returned to the Commonwealth under the cover-over program, the Governor signed Act No. 178 of December 1, 2010 (“Act 178”), which increases from 10% to 25% the portion of the monies from the federal excise tax that the Commonwealth may invest to provide incentives to and promote the Puerto Rican rum industry. The law also authorizes the Governor to increase this percentage up to 46% after December 31, 2011, through an Executive Order. In order to promote the Puerto Rican rum industry in general, the amount received from such refund is to be transferred to a special account of the General Fund, which may be used for marketing, production and infrastructure investment incentives. Effective January 1, 2011, Act 1 of 2011 replaced Act 178 and contains identical provisions.

As permitted under Act 1 of 2011, the Government has entered into a definitive agreement with two rum producers and, as of December 6, 2011, was in negotiations with other producers to provide them a series of subsidies and incentives by allowing such companies to benefit from the cover-over program rebate. These agreements are expected to promote and encourage the export of rum produced in Puerto Rico. As a result of these agreements, during fiscal year 2012 the Treasury Department expected to disburse approximately $72 million of total revenues from the federal excise tax on rum shipments for these subsidies and incentives. This amount was expected to be partially offset by the economic activity generated by the increased investment in Puerto Rico by these rum producers.

Federal Grants

Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government were projected to be $4.784 billion for fiscal year 2012, a decrease of $111 million, or 2%, from fiscal year 2011. This projected decrease in federal grants was due to the termination of the ARRA program.

Puerto Rico expected to receive a total of approximately $7.022 billion in stimulus funds from ARRA, of which $508 million, $2.68 billion and $2.18 billion were disbursed by the government during fiscal years 2009, 2010 and 2011, respectively. The amount of $1.36 million was expected to be disbursed by the government during fiscal year 2012. As of October 14, 2011, the Commonwealth had disbursed $5.533 billion in ARRA funds, or 78.8%, of awarded funds.

Administrative Measures to Increase Collections of Income, Sales, and Excise Taxes and Property Taxes

The Treasury Department has elaborated a strategic plan designed to improve tax collections. The plan includes initiatives to foster tax compliance, implement effective enforcement measures, and attack tax evasion. To promote taxpayers’ compliance, the Treasury Department has liberalized the procedures to enter into payment plans and offers-in-compromise agreements, and has encouraged voluntary disclosure agreements.

In addition, the Treasury Department has developed initiatives focused on effective enforcement methods, such as improving the efficiency of its audit selection process, the creation of technological solutions to improve collections, and the establishment of cooperation agreements with federal and local governmental agencies. The Treasury Department is also integrating its databases and establishing a tax intelligence project to identify tax evasion and improve its audit selection process.

Specifically, the Treasury Department has developed various initiatives directed towards increasing collections of income taxes and the Commonwealth sales tax through the implementation of various enforcement and compliance programs. Among these revenue raising initiatives is a voluntary disclosure program that provides taxpayers that meet certain criteria the opportunity to pay taxes and interest owed on unreported income and, in certain circumstances, avoid the payment of surcharges and penalties. Under this program, which began on July 1, 2009, the Treasury Department has reviewed 568 cases and collected approximately $64.2 million. In May 2010, the Treasury Department also began to deliver letters to taxpayers identified by the tax intelligence program to encourage the use of the voluntary disclosure program. As of October 15, 2010, the Treasury Department had sent approximately 7,900 letters and had received responses from 2,000 taxpayers. Moreover, the Treasury Department sent 1,000 additional letters in March 2011 and 2,200 additional letters in April 2011 as a second notice to taxpayers that did not respond to the first letter of May 2010.

Other programs are geared towards the use of technology to detect noncompliance. For example, the Treasury Department completed in November 2010 the integration of its general computer systems with the sales tax database in order to better detect non-compliance. The Treasury Department has also implemented a program whereby its officers use hand held scanning devices to cross-check merchant licenses. Recently, the Treasury Department discontinued the use of the hand held scanning devices and plans to provide tablet computers to its agents, beginning in December 2011, that will allow them to review a broader range of compliance criteria, such as merchant licenses, Commonwealth Sales Tax sales and point of sale system compliance.

On September 28, 2010, the Treasury Department signed an agreement for the implementation of a new point of sale system that is intended to strengthen its sales tax enforcement efforts. The system is designed to: (i) transmit daily to the Treasury Department information on all sales tax transactions; (ii) reconcile transmitted transactional information with information reported by merchants; (iii) provide wireless transmission devices for use by street vendors; and (iv) capture a greater percentage of cash sales through the implementation of a special lottery using sales receipts as lottery tickets. The Treasury Department began a two phase implementation of this new point of sale system in December 1, 2010, through a pilot program in which 200 merchants in the Municipality of Ponce were selected to participate. The second phase, which includes the initial implementation of the point of sale system throughout the island, started in March 2011. Implementation of the new system was expected to be completed by the end of Fiscal Year 2011-2012 and was expected to increase sales tax collections by $200 million during the first year. As of November 7, 2011, the point of sale devices captured approximately 187.4 million transactions which resulted in sales of $4.4 billion and Commonwealth Sales Tax collections of $155.6 million. The Treasury Department adopted regulations on December 14, 2010 requiring that all qualifying merchants register for participation in the point of sale system program on or prior to April 30, 2011. As of October 27, 2011, 191,037 locations had registered in the program, and the Commonwealth has indicated that 59,884 of such locations will be required to acquire and use the new point of sale system.

The Treasury Department has begun to detect inconsistencies between the information captured by the point of sale system and that reported by merchants and retailers. The principal inconsistencies are: (i) merchants and retailers that report sales through the point of sale system but do not file monthly returns, (ii) sales reported through the point of sale system are higher than those reported in the monthly returns, (iii) cash credits claimed through the point of sale system are equal to the sales reported, and (iv) merchants and retailers are not reporting cash sales. In order to address these possible instances of non-compliance, the Treasury Department has created a task force consisting of fiscal auditors and agents from the Sales and Use Tax Bureau and the Tax Evasion Bureau. The fiscal auditors are responsible for investigating inconsistencies reported by the point of sale system, determine tax deficiencies and issue preliminary deficiency notices. The agents of the Sales and Use Tax Bureau provide assistance to the fiscal auditors in connection with any additional information requirements and visit merchants and retailers to investigate the status of their permits and point of sale systems. Finally, the agents from the Tax Evasion Bureau are responsible for investigating any tax crimes discovered by the fiscal auditors and/or agents from the Sales and Use Tax Bureau. As a result of this initiative, as of October 5, 2011, the Treasury Department had identified approximately 33,481 unfiled monthly returns and sent notices to approximately 5,125 merchants and retailers. As of October 31, 2011, approximately 1,181 merchants and retailers had responded to the notices and approximately 2,577 unfiled monthly returns were filed resulting in taxable sales reported of approximately $24.7 million and sales and use tax collections of $1.4 million. The Commonwealth has indicated that merchants and retailers that filed monthly returns reporting no sales will receive a deficiency notice and all other merchants and retailers that have not responded will be referred to a fiscal auditor or the Tax Evasion Bureau.

In addition, the Treasury Department established “IVU Alerta” in order to enhance Commonwealth Sales Tax compliance. “IVU Alerta” is an internet and telephone hotline through which customers and merchants can report violations related to the Commonwealth Sales Tax. This initiative started in November 29, 2010 and, as of November 4, 2011, had received 5,610 complaints, of which 4,229 have been investigated resulting in fines of approximately $5.5 million.

Other initiatives include the establishment of tax liens pursuant to the procedures of Act No. 12 of January 20, 2010, which enables the creation of tax liens through an expedited process. As of October 2011, the Treasury Department had established 16,000 liens in favor of the Commonwealth over approximately $742.5 million in assets. The Treasury Department is also enforcing a provision of Act 7 that allows the Treasury Department to revoke a certificate of exemption held by a merchant or retailer that fails to pay sales taxes collected in full by the 10th day of the month. Also, the Treasury Department plans to begin to seize the assets of businesses that are delinquent on their sales tax payments. In addition, the Treasury Department has entered into agreements with various municipalities to conduct simultaneous field visits and joint audits in order to increase the effectiveness of sales tax enforcement efforts, such as the ones described above.

Act No. 172 of November 15, 2010 established that taxpayers which applied for a voluntary disclosure program on or before April 15, 2011 would be eligible for a 20% flat income tax rate on the gross amounts reported and would not be subject to interest, surcharges and penalty fees. This legislation extended the benefits of the program to municipal license tax declarations for which taxpayers would pay principal on the municipal tax determined, but would not be subject to interest, surcharges and penalty fees. Declarations by taxpayers had to relate to tax years commenced after July 1, 2003 and ending on or before December 31, 2009, and payment of tax determined under the program had to be paid no later than June 30, 2011. As of December 6, 2011, the Governor had recently signed Act No. 64 of April 19, 2011, which extended the disclosure period until June 30, 2011.

The Treasury Department also implemented a temporary measure to collect on payroll and employer withholding debts. This measure allowed employers to enter into payment plans with the Treasury Department, subject to the employer making a down payment of 25%, in the case of payroll debts, and 40%, in the case of employer withholding debts, of the total outstanding debt. The payment plans did not provide for the abatement of interest, surcharges and penalties and the same had to be initiated on or before June 30, 2011. As of June 31, 2011, 216 employers had entered into payment plan agreements in the amount of $5.5 million and made down payments in the amount of $1.7 million.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by PREPA and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

General. Substantially all of the public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Government of the Commonwealth (the “Employees Retirement System”), the Puerto Rico System of Annuities and Pensions for Teachers (the “Teachers Retirement System”), the Commonwealth Judiciary Retirement System (the “Judiciary Retirement System”), the Retirement System of the University of Puerto Rico (the “University Retirement System”) and the Employees Retirement System of Puerto Rico Electric Power Authority (the “Electric Power Authority Retirement System”). The Employees Retirement System and the Teachers Retirement System are the largest plans, both in number of active members and retirees and in the amount of their actuarial accrued liabilities.

The University Retirement System and the Electric Power Authority Retirement System covers employees of the University of Puerto Rico and Electric Power Authority, respectively, and are funded by those public corporations from their revenues. Although the Commonwealth is not required to contribute directly to those two systems, a large portion of the University’s revenues is derived from legally mandated legislative appropriations. The discussion that follows only covers the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System (each a “Retirement System” and, collectively, the “Retirement Systems”).

The Employees Retirement System is a trust created by Act No. 447 of May 15, 1951 (“Act 447”) and is a hybrid defined benefit plan consisting of different benefit structures. Members who entered the Employees Retirement System on or before December 31, 1999 generally participate in a defined benefit program. Members participating in the defined benefit program prior to April 1, 1990 (“Act 447 Participants”) are entitled to the highest benefits structure, while those who became members on or after April 1, 1990 (“Act 1 Participants”) are subject to a longer vesting period and a reduced level of benefits, as provided by Act No. 1 of February 16, 1990 (“Act 1 of 1990”).

In 1999, Act 447 was amended to close the defined benefit program and, prospectively, establish a new benefit structure similar to a cash balance plan (this new benefit structure is referred to as “System 2000”). Members who entered the Employees Retirement System on or after January 1, 2000 (“System 2000 Participants”) participate solely in System 2000. Under the System 2000 benefits structure, a participant is entitled to receive a lump-sum payment, which may be received in full or used to purchase an annuity from a third party, based solely on the amounts contributed by such participant. System 2000 Participants receive periodic account statements similar to those of defined contribution plans showing their accrued balances. System 2000 Participants do not benefit from any employer contributions. Instead, employer contributions with respect to System 2000 Participants are used to reduce the accumulated unfunded pension benefit obligation of the Employees Retirement System.

System 2000 is not a separate plan as there are no separate accounts for System 2000 Participants. Contributions received from System 2000 Participants are pooled and invested by the Employees Retirement System together with the assets corresponding to the defined benefit structure. Thus, future benefit payments under the original defined benefit structure and System 2000 will be paid from the same pool of assets of the Employees Retirement System.

The Teachers Retirement System is a trust created by Act No. 91 of March 29, 2004 (“Act 91 of 2004”), which superseded Act No. 218 of May 6, 1951, and is a defined benefit pension plan. The Judiciary Retirement System is a trust created by Act No. 12 of October 19, 1954 and is also a defined benefit pension plan.

The Retirement Systems are funded principally by contributions made by employers (the Commonwealth, public corporations and municipalities) and employees, as well as investment income.

Covered Employees. The Employees Retirement System covers substantially all employees of the departments and agencies of the Commonwealth, all members and regular employees of the Legislative Branch, and all employees of the public corporations (other than the University of Puerto Rico or the Electric Power Authority) and municipalities, except for those employees that are covered by the other two Retirement Systems. The Judiciary Retirement System only covers judges.

The Teachers Retirement System covers public school teachers and certain private school teachers, as well as teachers working in administrative positions. Act 91 of 2004 establishes that: (i) the Teachers Retirement System’s active employees as of March 29, 2004 (not public school teachers or other Department of Education employees) have the option to participate in the Teachers Retirement System or in the Employees Retirement System; (ii) persons hired by the Teachers Retirement System after the approval of the new law may only become members of the Teachers Retirement System, (iii) active teacher employees of the Department of Education are members of the Teachers Retirement System, and (iv) licensed teachers working in private schools or other educational organizations may elect to become members of the Teachers Retirement System as long as the required employer and employee contributions are satisfied. As of December 6, 2011, there were no teachers from private schools or other educational institutions participating in the Teachers Retirement System.

The Commonwealth central government (consisting of department and agencies) is not the only employer participating in the Employees Retirement System. The municipalities and most public corporations participate as employers as well with respect to their employees. However, the assets contributed by the Commonwealth central government and all other employers are invested together and not otherwise segregated. As of June 30, 2011, the central government was responsible for making contributions with respect to 82,554 active members of the Employees Retirement System, or 60.7% of total active members (consisting of 19,230 Act 447 Participants, 33,347 Act 1 Participants and 29,977 System 2000 Participants). Municipalities were responsible for 32,264, or 23.7%, active members, and public corporations were responsible for 21,154, or 15.6%, active members.

Funding Requirements. The Commonwealth central government is responsible for approximately 59% of total employer contributions to the Employees Retirement System, and the other 41% is the responsibility of public corporations and municipalities. The Commonwealth central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the Retirement Systems and required contributions to the Retirement Systems by employers and employees are determined by law rather than by actuarial requirements. The Commonwealth is ultimately responsible for any funding deficiency with respect to central government employees in the three Retirement Systems.

As of July 1, 2011, after the adoption of Act 116, the statutory employer contribution for the Employees Retirement System increased from a minimum of 9.275% to a minimum of 10.275% of covered payroll. Covered payroll is the compensation regularly paid to active employees on which contributions to the retirement systems are computed and is generally equivalent to their annual salary. The employer contribution rate of 9.275% had been in effect since February 1990. Act 447 requires that employer contributions cover the difference between (i) the benefits provided by the System, plus administrative costs, and (ii) the contributions that employees are required to make to the System. This requirement, however, has not been adhered to and the level of employer contributions has been limited to the minimum statutory rate.

Required employee contributions for the Employees Retirement System vary according to how the individual employee’s retirement benefits are coordinated with social security benefits.

As of July 1, 2011, after the adoption of Act 114, the statutory employer contribution for the Teachers Retirement System increased from 8.5% to 9.5% of covered payroll. The statutory employee contribution for the Teachers Retirement System is 9.0% of covered payroll. For the Judiciary Retirement System, the employer contribution is 30.34% of covered payroll and 8% for the employees. The employer contribution rate for the Judiciary Retirement System increased from 20.0% to 30.34% of payroll as of July 1, 2008.

Benefits and Special Benefits. Each Retirement System provides basic benefits principally consisting of a retirement annuity and death and disability benefits (collectively referred to herein as “Basic System Pension Benefits”). Each also administers benefits granted under various special laws that have provided additional benefits for the retirees and beneficiaries (collectively referred to herein as “System Administered Pension Benefits”). The System Administered Pension Benefits include, among other things, additional minimum pension, death and disability benefits, ad-hoc cost-of-living adjustments and summer and Christmas bonuses.

The System Administered Pension Benefits are funded on a pay-as-you-go basis by the Commonwealth from the General Fund or by the participating public corporation and municipalities. These benefits are not an obligation of the respective Retirement Systems. Except for the System Administered Pension Benefits corresponding to former employees of municipalities and public corporations, which are obligations of the municipalities and public corporations, most of the funds used to cover these benefits are required to be paid by the Commonwealth through annual appropriations from the General Fund. Historically, however, the Retirement Systems have made current payments of System Administered Pension Benefits to participants but the costs of these pension benefits have not been recouped by the Retirement Systems in full and on a timely basis from the Commonwealth and the participating public corporations and municipalities.

Through June 30, 2004, the Teachers Retirement System had paid $119.6 million from its resources to cover System Administered Pension Benefits that should have been received from the Commonwealth through annual appropriations. On May 31, 2004, the Teachers Retirement System made a claim to OMB to collect this amount. OMB disputed the Teachers Retirement System’s interpretation of certain System Administered Pension Benefit laws to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such benefits paid. During 2009, the Department of Education paid $12.2 million that was part of the amounts claimed to OMB. On April 23, 2010, OMB and the Teachers Retirement System settled the remaining claim for $53.8 million, to be paid in five equal installments of $10.8 million during the five fiscal years starting in fiscal year 2011. In July 2011, the Teachers Retirement System received the second installment.

The Employees Retirement System is also seeking reimbursement from the Commonwealth, the municipalities and public corporations in the amount of approximately $78 million, $24 million and $40 million, respectively, for cumulative System Administered Pension Benefits paid to its beneficiaries through June 30, 2011.

Composition and Market Value of Investment Portfolios. As of June 30, 2011, the market value of the Employees Retirement System’s investment portfolio was $4.224 billion (unaudited), compared to $4.138 billion as of June 30, 2010. As of June 30, 2011, the investment portfolio was comprised of approximately 31.4% of U.S. domestic and international equity investments, 24.5% of fixed income securities, 30.5% of internally managed mortgage and personal loans portfolio, 12.0% of short-term cash equivalents, and 1.6% of other investments. As of September 30, 2011, the market value of the Employees Retirement System’s investment portfolio was $4.046 billion. The decrease in value of the investment portfolio since June 30, 2011 principally reflects market fluctuations and the continued use of investment portfolio assets to pay current benefits.

As of June 30, 2011, the market value of the Teachers Retirement System’s investment portfolio was $2.338 billion (unaudited), compared to $2.157 billion as of June 30, 2010. As of June 30, 2011, the investment portfolio was comprised of approximately 51.9% of U.S. domestic and international equity investments, 26.3% of fixed income securities, 17.5% of internally managed mortgage and personal loans portfolio, 3.1% of short-term cash equivalents, and 1.1% of other investments. As of September 30, 2011, the market value of the Teachers Retirement System’s investment portfolio was $2.123 billion. The decrease in value of the investment portfolio since June 30, 2011 principally reflects market fluctuations and the continued use of investment portfolio assets to pay current benefits.

As of June 30, 2011, the market value of the Judiciary Retirement System’s investment portfolio was $60.6 million (unaudited), compared to $80.5 million as of June 30, 2010. As of June 30, 2011, the investment portfolio was comprised of approximately 31.9% of U.S. domestic and international equity investments, 59.3% of fixed income securities, 1.2% of internally managed mortgage and personal loans portfolio, and 7.6% of short-term cash equivalents. As of September 30, 2011, the market value of the Judiciary Retirement System’s investment portfolio was $65.9 million.

Actuarial Valuations of the Retirement Systems. Historically, each of the Retirement Systems has conducted an actuarial valuation as of the end of every two fiscal years. However, due to the deterioration of the funding status of the Retirement Systems, each of the Retirement Systems began conducting annual actuarial valuations effective June 30, 2009. As of December 6, 2011, the latest actuarial valuations were conducted by Milliman Inc., a firm of independent consulting actuaries, as of June 30, 2010.

The purpose of an actuarial valuation is to calculate the actuarial accrued liability of each of the Retirement Systems, which estimates on the basis of demographic and economic assumptions the present value of the benefits that each of the Retirement Systems will pay to its retired members and active members upon retirement. The actuarial valuations are performed in accordance with generally recognized and accepted actuarial principles and practices. The actuarial valuation compares the actuarial accrued liability with the actuarial value of assets and any excess of that liability over the assets represents an unfunded actuarial accrued liability (“UAAL”) of the applicable Retirement System. In the case of the actuarial valuations of the Retirement Systems, the actuarial value of assets is equal to the market value of assets (net of liabilities). An actuarial valuation will also express the percentage that a Retirement System is funded through a “Funded Ratio” which represents the quotient obtained by dividing the actuarial value of assets of the Retirement System by the actuarial accrued liability of the Retirement System. An actuarial valuation will also state an actuarially recommended contribution rate, which is a recommended rate of covered payroll that consists of two components: (1) normal cost, which generally represents the portion of the present value of retirement benefits that are allocable to active members’ current year service, and (2) an amortized portion of the UAAL. The amount that the Commonwealth and other participating entities actually contribute to the Retirement Systems is determined by statute and does not follow the recommendations of the actuaries. If additional employer contributions were to be made, they would have to be included in the Governor’s budget request and approved by the Legislature.

To calculate the actuarial accrued liability of each of the Retirement Systems, the actuarial valuations use several actuarial assumptions. Some examples of these assumptions include an expected rate of return of assets, age of retirement of active members, future pay increases for current employees, assumed rates of disability and post-employment life expectancies of retirees and beneficiaries. If the experience of the Retirement Systems is different from these assumptions, the UAAL of the Retirement Systems may increase or decrease to the extent of any variances. The actual return of assets of each of the Retirement Systems during fiscal year 2009 was significantly lower than the assumed investment return utilized to prepare the actuarial accrued liability. The actual return of assets of each of the Retirement Systems for fiscal years 2010 and 2011, however, was higher than the assumed investment return used to prepare the actuarial valuations as of June 30, 2010. The Retirement Systems expect that the assumed investment return to be used in the actuarial valuations as of June 30, 2011, which were being prepared as of December 6, 2011, will be lower than the assumed investment return used in the actuarial valuations as of June 30, 2010, which in turn will cause an increase in the UAAL.

The actual rate of return on assets of the Retirement Systems depends on the performance of their respective investment portfolios, which can vary materially from the expected rates of return assumed in the actuarial valuations. The investment portfolios of the respective Retirement Systems can be volatile. The value of the securities in the investment portfolios can dramatically change from one fiscal year to the next, which could, in turn, cause substantial increases or decreases in the net assets of the Retirement Systems, which directly impacts the UAAL. For fiscal year 2009, the annual rates of return of the assets of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were negative 10.0%, negative 16.0% and negative 18.2%, respectively, contributing to the increase in the UAAL of the Retirement Systems between fiscal year 2007 and fiscal year 2009. For fiscal year 2010, the year-end return of the assets of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was 8.7%, 12.5% and 12.7%, respectively. For fiscal year 2011, the year-end return of the assets of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was 16.3%, 22.5% and 20.5%, respectively.

Based on the current funding requirements of the Retirement Systems, the UAAL of the Retirement Systems will continue to increase indefinitely into the future instead of being amortized and future scheduled contributions at the current funding rates will not be sufficient to make future benefit payments when due. Additional funding from the Commonwealth will ultimately be necessary to cover such unfunded obligation. It is estimated that the Commonwealth would be responsible for approximately 64% of any such funding deficiency of the Employees Retirement System and approximately 74% of the combined funding deficiency of the Retirement Systems, with the balance being the responsibility of the municipalities and participating public corporations.

Funding Shortfalls. For several fiscal years, actual employer and employee contributions to each of the Retirement Systems have been lower than annual Basic System Pension Benefits payments and administrative expenses. These shortfalls in contributions over the amounts required to pay Basic System Pension Benefits and expenses are referred to herein as “funding shortfalls.” The funding shortfalls, however, do not reflect the actual cash flow position of the Retirement Systems, which is affected, among other things, by their investment and financing activities. One type of investment that has particularly contributed to the deterioration of the Retirement Systems’ actual cash position has been the increase in personal loans to their members.

On August 8, 2011, the Board of Trustees of the Employees Retirement System adopted a new regulation regarding the rules relating to the concession of personal loans to its members, which, among other changes, lowers the maximum amount of those loans from $15,000 to $5,000. This change is expected to improve gradually the Employees Retirement System’s liquidity. For a description of other measures taken to improve the liquidity of the Employees Retirement System, see “Overview of Economic and Fiscal Condition—Fiscal Condition—Unfunded Pension and Non-Pension Post-Employment Benefit Obligations and Funding Shortfalls of the Retirement Systems.”

The Retirement Systems have been forced to cover the funding shortfalls with investment income, loans from financial institutions and various non-recurring sources of funds. In some fiscal years, the funding shortfall has also exceeded the investment income of the Retirement Systems, causing the Systems’ assets to decline and adversely affecting the funded status.

Besides using investment income to cover benefit payments, the Employees Retirement System has covered some of its historical funding shortfalls with the sale of investment portfolio assets and proceeds of loans from the Treasury Department or other financial institutions, some of which have been collateralized with the System’s assets. During 2008, the Employees Retirement System issued approximately $2.9 billion of Senior Pension Funding Bonds (the “Pension Bonds”), for which repayment the Employees Retirement System pledged all employer contributions made after the issuance of the bonds. The Pension Bonds increased the funds of the Employees Retirement System available to pay pension benefits. Although the original expectation was that the Employees Retirement System’s investment earnings on the proceeds of the Pension Bonds would exceed the cost of the debt, the Employees Retirement System’s investment earnings on the proceeds of the Pension Bonds have in fact been lower than the cost of the Pension Bonds. As a result of market declines since the issuance of the Pension Bonds, the market value of some of the investments made with Pension Bonds proceeds is below their original cost. Thus, through December 6, 2011, the Pension Bonds transactions had negatively affected the UAAL of the Employees Retirement System.

The Employees Retirement System anticipates that, based on the current contributions and benefit structure, its future cash flow needs for disbursement of benefits to participants, administrative expenses and debt service are likely to continue to exceed the sum of the employer and employee contributions received and its investment and other recurring income. For fiscal year 2012, the Employees Retirement System expected to have a funding shortfall (after payment of debt service on the Pension Bonds) of $741 million and this negative trend is expected to continue. Based on the Employees Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the actuarial valuation as of June 30, 2010 states that the System is being rapidly disfunded and projects that its net assets (total assets minus the Pension Bonds and other liabilities) will be depleted by fiscal year 2014 and its gross assets will be depleted by fiscal year 2019. This means that during the period from fiscal year 2014 through fiscal year 2019, benefits are expected to be paid from the proceeds of the Pension Bonds, and that after depletion of the gross assets, there would be no funds remaining to pay pension benefits or debt service on the pension obligation bonds. As a result of the increases in employer contributions adopted in July 2011, the Administrator of the Retirement Systems projects that the period before depletion of the assets will be extended by three to four years.

The Teachers Retirement System has also covered funding shortfalls during the prior five fiscal years through the sale of investment portfolio assets. For fiscal year 2012, the Teachers Retirement System expected to have a funding shortfall of approximately $287 million, and this negative trend is expected to continue. Based on the Teachers Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the actuarial valuation as of June 30, 2010 states that the System is being gradually disfunded and projects that its net and gross assets will be depleted by fiscal year 2020. As a result of the increases in employer contributions adopted in July 2011, as described below, the Administrator of the Retirement Systems projects that the period before depletion of the assets will be extended by three to four years.

The Judiciary Retirement System has also experienced funding shortfalls during the last five fiscal years and has used investment income to cover some of these shortfalls. For fiscal year 2012, the Judiciary Retirement System expected to have a funding shortfall of approximately $8.5 million, and this negative trend is expected to continue. Based on the Judiciary Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the actuarial valuation as of June 30, 2010 states that the System is being disfunded and projects that its net and gross assets will be depleted by fiscal year 2018.

The estimated years for depletion of the assets stated above could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the Retirement Systems.

The consulting actuaries have recommended that the funding requirements of the Retirement Systems be significantly increased in light of (i) the expected negative net cash flows and exhaustion of plan assets, (ii) the forecasted decrease in funded status, and (iii) the actuarially recommended contributions which significantly exceed actual employer contributions.

Factors That Have Contributed to Deterioration in Financial Solvency of the Employees Retirement System. On June 30, 2010, the Employees Retirement System and GDB, as fiscal agent, retained Conway MacKenzie, Inc (“CMI”), a financial advisory firm, to identify and analyze key events and decisions that have contributed to the current financial crisis of the Employees Retirement System, including the deterioration of its funded ratio. CMI issued its report in October 2010. In its report, CMI identified the following five factors as fundamental in the deterioration of the financial health of the Employees Retirement System: (i) historical inadequate funding procedures, (ii) special laws, (iii) early retirement programs, (iv) personal loans, and (v) the 2008 issuances of Pension Bonds.

The report reviews the historical funding levels of the Employees Retirement System and concludes that the Employees Retirement System has been underfunded since its inception in 1951, essentially as a result of statutory funding rates that fall below actuarially determined contribution rates. In addition to inadequate annual contributions, CMI notes that investment returns and other recurring income have been insufficient to cover annual benefit payments and operating expenses, resulting in cash flow shortfalls that have forced the Employees Retirement System to liquidate plan assets.

CMI also identified the enactment of numerous special laws, which have granted incremental retirement benefits to participants beyond those provided by Act 447 and Act 1 of 1990, as having exacerbated the deteriorating financial condition of the Employees Retirement System. Many special laws were adopted without the Government securing a viable, long-term source of funding for such additional benefits, including the adoption of special laws during periods when the Government was incurring budgetary deficits. As a result, the Employees Retirement System was forced to fund the benefits granted under these special laws, resulting in significant past-due receivables from the Commonwealth and participating public corporations and municipalities.

The adoption of several early retirement programs is also identified as having affected the financial solvency of the Employees Retirement System. These programs were adopted in order to reduce the size of the public workforce and thereby decrease payroll costs. These programs, however, were generally not accompanied by up-front funding of the associated retirement costs and had a negative cash flow impact on the Employees Retirement System as the System funded early retirement benefits without timely reimbursement from the Commonwealth or sponsoring public corporation or municipality. In addition, the CMI report notes that it appears that many of these programs did not ultimately result in their intended goals of reducing the size of the public workforce.

Another factor identified by CMI as having contributed to the deterioration of the Employees Retirement System was the adoption in 2007 of an increase in the maximum loan balance for personal loans to members, from $5,000 to $15,000. This increase has resulted in a significant cash flow drain to the Employees Retirement System, amounting to approximately $600 million during the last four fiscal years. Although the loans are secured by the employee contributions and collected through payroll withholdings, the significant cash flow to provide personal loans has required the liquidation of plan assets. As a result, a significant percentage of the Employees Retirement System’s assets are now invested in personal loans that are illiquid investments. As noted above, a new regulation adopted on August 8, 2011 by the Board of Trustees of the Employees Retirement System reverses this change going forward.

The CMI report also addressed the 2008 issuances of approximately $2.9 billion in Pension Bonds. The Pension Bonds were issued with the intent of increasing the funds available to the Employees Retirement System to pay benefit obligations and to reduce the UAAL. The Employees Retirement System expected to achieve these goals by investing the proceeds of the Pension Bonds at a higher return than the cost of the debt, thereby achieving a positive arbitrage. However, CMI found that potential risks were not thoroughly or properly analyzed. In fact, as of December 6, 2011, the investment of the Pension Bonds proceeds had resulted in a negative arbitrage as the Pension Bonds had been costing the System more than what it was earning on the investment proceeds. Thus, through December 6, 2011, the transactions had worsened the funded ratio of the Employees Retirement System.

Finally, the CMI report addresses governance deficiencies and states that many of the measures described above, and in particular the issuances of Pension Bonds, were adopted and implemented without conducting any rigorous analysis of their impact on the financial condition of the Employees Retirement System and the risks associated with the measures. The report concludes that immediate and dramatic changes to the structure of the Employees Retirement System are necessary to avoid full depletion of the System’s net assets in the near future, as discussed above.

Impact of Funding Shortfall on the Commonwealth. The Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the Retirement Systems. The depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover such funding deficiency. Due to its multi-year fiscal imbalances previously mentioned, however, the Commonwealth has been unable to make the actuarially recommended contributions to the Retirement Systems. If the Commonwealth fails to take action to address the retirement systems’ funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the Retirement Systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the Retirement Systems’ assets and a significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth’s General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures.

Efforts to Address Cash Flow Shortfall and Improve Funding Ratio. The Retirement Systems are evaluating measures to improve the financial solvency of the Retirement Systems. In order to maintain the long-term fiscal integrity of the Retirement Systems and their ability to pay required benefits to their members, a combination of some or all of the following will be required: (i) a substantial increase in contributions by the Commonwealth and the participating employers, and (ii) actions resulting in changes to liabilities of the Retirement Systems. Because of the multi-year fiscal imbalances mentioned above, the Commonwealth has been unable to make the actuarially recommended contributions to the retirement systems.

In March 2010, the Governor established a special commission to make recommendations for improving the financial solvency of the Retirement Systems. The Commission issued its report on October 21, 2010. The Commission’s report does not make a consensus set of recommendations for addressing the financial solvency of the Retirement Systems, but rather discusses the principal recommendations made by different members of the Commission in the following areas: (i) employer and employee contributions, (ii) benefit structure, (iii) retirement age, (iv) benefits under special laws, (v) early retirement programs, (vi) mortgage loans and personal loans, and (vii) governance structure. All members of the Commission agreed that there has to be an increase in employer contributions, while some members also recommended an increase in employee contribution rates. One of the proposals was that employer contribution rates be increased by 1% of payroll per year for the next 10 to 15 years. In the benefits areas, the recommendations included various proposals to reduce or limit benefits, such as eliminating merit pensions, establishing caps on benefits, increasing the retirement age in order to receive full benefits and modifying or eliminating some benefits granted under special laws. Some members of the Commission also recommended prohibiting all future early retirement programs unless they are actuarially positive to the Retirement Systems. In order to address the liquidity position of the Retirement Systems, various members of the Commission recommended eliminating the loan programs or restricting their use. Various members also commented that improvements to the governance structure of the Retirement Systems was necessary, as it appeared that in the past governance had not been as rigorous as it should have been. Other recommendations included increasing penalties for late payments by participating employers and creating other dedicated revenue sources for the Retirement Systems, such as a special lottery drawing or a special tax on government contractors.

The administration assigned to a task force headed by the Secretary of Labor the evaluation of the Commission’s recommendations. As a result of the Commission’s report and the Government’s analysis, the Governor submitted various bills to the Legislative Assembly to address in part the retirement systems’ financial condition. One of such bills was enacted as Act Act 96. On June 23, 2011, in accordance with Act 96, $162.5 million of funds on deposit in the Corpus Account of the Puerto Rico Infrastructure Development Fund were contributed to the Employees Retirement System and invested in capital appreciation bonds issued by COFINA maturing annually on August 1, 2043 through 2048 and accreting interest at a rate of 7%. The principal amount of the COFINA bonds are expected to grow to an aggregate amount of approximately $1.65 billion at their maturity dates.

Another bill submitted by the Governor was enacted as Act 114 and Act 116. These Acts provide an increase in employer contributions to the Employee Retirement System and the Teachers Retirement System of 1% of covered payroll in each of the five fiscal years following passage of the Acts and by 1.25% of covered payroll in each of the following five fiscal years. As a result of these increases, the Employee Retirement System and the Teachers Retirement System were to receive approximately $36 million and $14 million, respectively, in additional employer contributions during fiscal year 2012, and the additional employer contributions are projected to increase gradually each fiscal year (by an average aggregate increase of $71 million per fiscal year) to approximately $494 million and $195 million, respectively, by fiscal year 2021. The additional employer contributions for fiscal year 2012 were included in the approved budget for such fiscal year. With respect to the increases in the employer contributions corresponding to the municipalities, Act 116 provides that the increases for fiscal years 2012, 2013 and 2014 will be paid for by the Commonwealth from the General Fund budget, representing approximately $6.3 million, $12.8 million and $19.7 million in fiscal years 2012, 2013 and 2014, respectively. The Government expects that the portion of the additional employer contributions under Act 114 and Act 116 corresponding to employees whose salaries are reimbursed to the Commonwealth by the Federal government under various programs will also be received from the Federal government and thus will not be an additional burden on the General Fund. As of December 6, 2011, the Government was evaluating what portion of the additional employer contributions it expects to recover from the Federal government under such programs.

Because of the Commonwealth’s current budgetary constraints and the significant underfunding of the Retirement Systems discussed above, however, improving the financial solvency of the Retirement Systems will require the adoption of other measures mentioned above and it will take several years before a significant improvement is achieved. The financial situation of the Retirement Systems presents a budgetary challenge to the Commonwealth. The required increase in employer contributions may have an adverse impact on the Commonwealth’s budgetary situation.

A fourth bill with respect to the Employees Retirement System was enacted as Act No. 196 of September 18, 2011, which authorized the Employees Retirement System to sell or pledge personal and mortgage loans in its portfolio. This bill also set up a loan program for members of the Employees Retirement System through certain financial institutions, while also limiting the amount of employee contributions that a member can pledge as collateral for a loan.

In addition to these measures, on August 8, 2011, the Board of Trustees of the Employees Retirement System adopted a new regulation regarding the rules relating to the concession of personal loans to its members, which, among other changes, lowered the maximum amount of those loans from $15,000 to $5,000. This change is expected to improve gradually the Employees Retirement System’s liquidity.

On July 2, 2010, the Government enacted Act 70, which is designed to reduce Government expenditures by providing a voluntary early retirement window for central government employees. At the same time, Act 70 is expected to have a positive actuarial impact on the UAAL of the Employees Retirement System and the Teachers Retirement System. Under Act 70, central government employees meeting certain years of service criteria who opted for early retirement by January 14, 2011 receive a higher pension benefit rate than they would otherwise be entitled to receive based on their years of service, but such pension rate is lower than what they would have been entitled to if they had waited to meet the full vesting requirements. Pursuant to Act 70, the Commonwealth, as employer, will continue making the applicable employer contributions to the Employees Retirement System and the Teachers Retirement System, as well as make payments to cover the annuity payments to the employees opting for the early retirement window, until both the years of service and age requirements for full vesting would have occurred, at which time the applicable Retirement System will continue making the annuity payments. As of September 30, 2011, approximately 3,373 employees participated in the benefits provided by Act 70.

Post-Employment Benefits Other Than Pensions

In addition to the pension benefits, the Commonwealth provides non-pension post-employment benefits that consist of a medical insurance plan contribution for retired employees meeting the service credit eligibility requirements. These benefits are administered by the Retirement Systems. The medical insurance plan contribution is a payment of up to $100 per month to the eligible medical insurance plan selected by the retiree or disabled member.

The Commonwealth funds these post-employment benefits on a “pay-as-you-go” basis from the General Fund, which means that the Commonwealth does not pre-fund, or otherwise establish a reserve or other pool of assets against the medical insurance plan contribution expenses that the Commonwealth may incur in future years. As of December 6, 2011, the Commonwealth reported that for fiscal year 2011, the Commonwealth paid $123.4 million for these benefits for the eligible retirees of the Retirement Systems (including retirees of public corporations and municipalities, which are also paid for by the Commonwealth). For fiscal year 2012, these benefits were expected to amount to $138.9 million.

According to actuarial valuations, as of June 30, 2010, the UAAL of these benefits for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were $1,646 million, $694 million and $6 million, respectively.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury Department, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the commencement of a fiscal year, the budget for such fiscal year shall be the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor until a new budget is approved. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Appropriations

For fiscal year 2011, approximately 25% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, mandated funding for the Judicial Branch, rent payments to PBA, and debt service on the direct debt of the Commonwealth. This proportion was expected to remain stable in fiscal year 2012.

For fiscal year 2009, over 64% of the controllable funds portion of the General Fund was committed for the payment of the central government payroll (not including the University of Puerto Rico and the Judicial Branch). In fiscal year 2011 and 2012, the Commonwealth decreased this proportion to an average of 56% due mainly to the savings in operational expenses from the implementation of the Fiscal Plan.

LITIGATION

General. The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action.

Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended, the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under the Act in cases in federal court, but in all other cases the Puerto Rico Secretary of Justice may determine whether, and to what extent, the Commonwealth will assume payment of such judgment.

With respect to pending and threatened litigation, excluding the litigation mentioned in the following paragraphs, as of June 30, 2010, the Commonwealth had included in its financial statements reported liabilities of approximately $421 million for awarded and anticipated unfavorable judgments. Such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The amounts claimed exceed $7 billion; however, as of December 6, 2011, the ultimate liability could not be determined. The Commonwealth believes that the claims are excessive and that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

Recovery of Medicaid Funds. The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the U.S. District Court for the District of Puerto Rico, by certain Federally Qualified Health Centers (“FQHC”) seeking to recover from the Commonwealth approximately $800 million in

Medicaid wraparound payments which the Department of Health failed to make since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must make Medicaid “wraparound” payments to the health centers to cover the difference between the reimbursement they are owed and what they are paid by managed care organizations. The Court of Appeals of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the FQHCs certain grants received by these centers from the federal government. As of December 6, 2011, attorneys in the case filed in Commonwealth court were trying to determine the amounts due to FQHCs thereunder.

With respect to the federal case, in February 2005, the U.S. Court of Appeals (First Circuit) upheld a preliminary injunction issued by the U.S. District Court for the District of Puerto Rico requiring the Commonwealth to make Medicaid “wraparound” payments to the health centers. In December 2008, the U.S. Court of Appeals determined that the U.S. District Court erred when it vacated the preliminary injunction entered against two of the FQHCs and determined that the Department of Health had met its obligations to establish and implement a payment system for FQHCs in compliance with the federal Medicaid statute. The U.S. Court of Appeals reversed the District Court’s order vacating the preliminary injunction and remanded the case for further proceedings.

As of December 6, 2011, the Court had recently entered a preliminary injunction as to the remaining 15 health centers, and had granted a request by the Department of Health for Eleventh Amendment sovereign immunity. The plaintiff FQHCs immediately filed an appeal regarding the issue of Eleventh Amendment sovereign immunity.

Meanwhile, the Department of Health filed a counter appeal regarding the Court’s interpretation of certain components of the wraparound formula that must be used under the preliminary injunction to calculate wraparound payments owed to the plaintiffs. The Department has already made approximately $12 million in uncontested wraparound payments owed under the injunction. However, the Court granted the Department’s request for a stay pending appeal regarding payment of an additional $14.5 million that is owed under the Court’s wraparound formula. This sum has been consigned with the Court pending appeal, but may have to be increased to reflect the difference between the amounts owed under the Court’s formula and the Department’s formula since the consignment.

As of June 30, 2010, the Commonwealth had accrued $280 million in its financial statements for this legal contingency.

Special Education Students. The Commonwealth is also a defendant in a class action presented in 1980 by parents of special education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. In February 2002, the court issued a judgment approving the stipulations reached by the parties regarding the manner in which special education services should be provided. As of December 6, 2011, the Commonwealth reported that since December 2002, the Department of Education had paid fines for not complying with the stipulations reached. The fines were originally set in the amount of $1,000 daily, and were raised to $2,000 daily in January 2006. In February 8, 2010, the court issued a resolution advancing its intention to establish a new scheme of fines ranging from $0.25 to $0.75 daily per registered student. As of February 2010, there were 121,339 students registered in the Special Education Program. The resolution also creates a new scheme of monitoring compliance with the stipulations, including the added participation of 12 experts (each party has the right to designate 2 experts) in 6 areas of expertise. The monitoring scheme began on July 1, 2010.

The February 2002 judgment only disposed of the injunctive relief sought by plaintiffs. As of December 6, 2011, still pending before the court were the claims for damages regarding the failure to provide adequate services. In 2005, the Court of First Instance denied damages for the class as a whole. The plaintiffs appealed the decision and, in October 2005, the Court of Appeals decided that there could be no general damages award, but that every member of the class must come forward and prove their individual damages within this case.

Assuming the Court grants damages to the plaintiffs, the Commonwealth estimates that each plaintiff could receive at least $5,000. Based on a current enrollment of 120,000 students, the total award could amount to at least $600 million. The Commonwealth has indicated that it plans to defend vigorously each case.

The plaintiffs approached the Commonwealth to inquire about its disposition to reach a settlement agreement regarding the damages phase. At the Commonwealth’s request, the plaintiffs submitted a settlement offer. Settlement conversations stopped after the parties reached an impasse during negotiations.

As of June 30, 2010, the Commonwealth had accrued $600 million in its financial statements for this legal contingency.

Other. The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. Preliminary hearings and discovery proceedings are in progress. No provision for any liability that may result upon adjudication of these lawsuits has been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

APPENDIX F

Western Asset Management Company

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.